                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5857
                                  ---------------------------------------------

                               CMG Fund Trust
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

        One Financial Center, Boston, Massachusetts              02111
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                                 Russell Kane, Esq.
                         Columbia Management Group, Inc.
                               One Financial Center
                                 Boston, MA 02111
-------------------------------------------------------------------------------
                       (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3363
                                                   ----------------------------

Date of fiscal year end: July 31, 2003
                        --------------------------
Date of reporting period: July 31, 2003
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Stockholders

[COLUMBIA MANAGEMENT GROUP(SM) LOGO]
A FLEETBOSTON FINANCIAL COMPANY


CMG SMALL CAP FUND
A PORTFOLIO OF CMG FUND TRUST


ANNUAL REPORT
JULY 31, 2003


NOT FDIC INSURED

MAY LOSE VALUE
NO BANK GUARANTEE

ADVISED BY COLUMBIA MANAGEMENT ADVISORS, INC.

                               CMG SMALL CAP FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

We are pleased to provide you with an investment review of the CMG Small Cap Fund. The Board of Trustees for CMG Small Cap Fund approved the change of the fund's fiscal year end from October 31 to July 31. As a result, this report covers the nine-month period since the last annual report. The next report you will receive will be a report for the six-month period through January 2004.

The fund returned 25.89% for the nine-month period ended July 31, 2003. The fund's return was less than the Russell 2000 Index and the Russell 2000 Growth Index, which returned 28.84% and 31.35%, respectively, for the same period. The fund's returns were driven largely by health care and information technology stocks. The fund slightly underperformed its benchmarks because it was underweight in lower-quality technology names, which posted strong gains, and because it was overweight in energy, which was a weak performer this period.

Early in the period, the stock market was volatile as fears about the economy and impending war with Iraq eroded investor confidence. However, a swift end to the major military campaign in Iraq, higher-than-expected corporate first quarter 2003 profits, improved revenue growth and economic stimulus in the form of lower interest rates and tax rates, helped fuel a broad stock market rally that commenced in May. Small cap stocks did even better than large cap stocks because investors believed these stocks stood to gain more in an improving environment.

During the nine-month period, some of the fund's strongest gains came from health care and technology. In health care, our investments in Caremark Rx and Mid Atlantic Medical Services (1.4% and 1.7% of net assets, respectively) did well. In technology, Amdocs and Macromedia (0.6% and 1.5% of net assets, respectively) were strong performers. However, the fund experienced disappointing returns from webMethods (0.5% of net assets) and Acxiom, which we eliminated from the portfolio.

The fund's underweight in lower-quality technology stocks benefited performance early in the period. However, it hurt performance in the second quarter of 2003 as lower-quality technology stocks bounced back strongly in the post-war market rally. During the period, we increased our technology weight, but we maintained our emphasis on high-quality stocks. We believe that over the long term, these stocks will generate the most attractive returns.

Early in the period, the fund benefited from a significant overweight in energy stocks. However, our energy holdings, which typically do not fare as well in the summer, did not do well as the period progressed. We have maintained our emphasis on energy because we believe the industry is in the midst of an up cycle, especially for natural gas. Within energy, we have focused on drilling companies, such as Precision Drilling, the largest Canadian land rig company, Patterson-UTI Energy and Key Energy Services (1.0%, 0.5% and 0.8% of net assets, respectively). We believe that all three companies are likely beneficiaries of greater investments in energy infrastructure, which is being driven by higher natural gas prices. Although roughly 70% of our energy investments are focused on such companies in the oil service sector, we also have approximately 30% of our energy position invested in energy producers, such as Chesapeake Energy and XTO Energy (0.7% and 1.1% of net assets, respectively). At the end of the period, our energy weight was triple that of the Russell 2000 Index.

The fund's positioning reflects our outlook for a stronger economy later this year. In addition to our overweight in energy, we plan to maintain an overweight position in the health care sector, where we expect earnings growth to remain positive. We also believe that selected technology stocks will be direct beneficiaries of an economic recovery.

The fund's top ten holdings as of July 31, 2003 were:

                                                    (%)
     Amphenol                                       3.1
     Education Management                           2.1
     Mid Atlantic Medical Services                  1.7
     First Health Group                             1.6
     Harman International Industries                1.6
     Henry Schein                                   1.6
     DaVita                                         1.6
     Fair Issaac                                    1.5
     Andrx                                          1.5
     Macromedia                                     1.5

We appreciate your continued confidence in the CMG Small Cap Fund.

The Columbia Investment Team
July 31, 2003

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE INVESTMENT RESULTS. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale.

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee that the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weightings within the portfolio may change as market conditions change.

Investing in small-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

[CHART]

GROWTH OF A $10,000 INVESTMENT, JULY 31, 1993 TO JULY 31, 2003

                    CMG SMALL CAP FUND     RUSSELL 2000 INDEX      RUSSELL 2000 GROWTH INDEX
 7/31/1993                  $   10,000             $   10,000                     $   10,000
 8/31/1993                  $   10,727             $   10,432                     $   10,479
 9/30/1993                  $   10,849             $   10,726                     $   10,825
10/31/1993                  $   10,693             $   11,002                     $   11,138
11/30/1993                  $   10,307             $   10,640                     $   10,687
12/31/1993                  $   10,782             $   11,004                     $   11,109
 1/31/1994                  $   11,184             $   11,349                     $   11,404
 2/28/1994                  $   11,132             $   11,308                     $   11,354
 3/31/1994                  $   10,671             $   10,711                     $   10,656
 4/30/1994                  $   10,684             $   10,775                     $   10,672
 5/31/1994                  $   10,623             $   10,654                     $   10,434
 6/30/1994                  $   10,337             $   10,292                     $    9,984
 7/31/1994                  $   10,412             $   10,460                     $   10,127
 8/31/1994                  $   10,851             $   11,043                     $   10,871
 9/30/1994                  $   10,976             $   11,007                     $   10,918
10/31/1994                  $   11,107             $   10,964                     $   11,036
11/30/1994                  $   10,625             $   10,521                     $   10,589
12/31/1994                  $   10,965             $   10,804                     $   10,840
 1/31/1995                  $   10,700             $   10,668                     $   10,620
 2/28/1995                  $   11,180             $   11,111                     $   11,109
 3/31/1995                  $   11,489             $   11,303                     $   11,435
 4/30/1995                  $   11,606             $   11,553                     $   11,607
 5/31/1995                  $   11,786             $   11,752                     $   11,760
 6/30/1995                  $   12,485             $   12,362                     $   12,570
 7/31/1995                  $   13,247             $   13,074                     $   13,549
 8/31/1995                  $   13,436             $   13,345                     $   13,716
 9/30/1995                  $   13,902             $   13,584                     $   13,998
10/31/1995                  $   13,612             $   12,976                     $   13,309
11/30/1995                  $   14,367             $   13,521                     $   13,896
12/31/1995                  $   14,955             $   13,878                     $   14,205
 1/31/1996                  $   14,947             $   13,863                     $   14,087
 2/29/1996                  $   15,633             $   14,296                     $   14,729
 3/31/1996                  $   15,883             $   14,587                     $   15,021
 4/30/1996                  $   17,400             $   15,368                     $   16,175
 5/31/1996                  $   18,462             $   15,973                     $   17,004
 6/30/1996                  $   17,343             $   15,317                     $   15,899
 7/31/1996                  $   15,872             $   13,980                     $   13,958
 8/31/1996                  $   17,010             $   14,792                     $   14,991
 9/30/1996                  $   18,065             $   15,370                     $   15,763
10/31/1996                  $   17,734             $   15,133                     $   15,083
11/30/1996                  $   18,174             $   15,757                     $   15,503
12/31/1996                  $   18,218             $   16,170                     $   15,805
 1/31/1997                  $   18,965             $   16,493                     $   16,200
 2/28/1997                  $   17,929             $   16,094                     $   15,222
 3/31/1997                  $   16,719             $   15,334                     $   14,147
 4/30/1997                  $   16,808             $   15,377                     $   13,983
 5/31/1997                  $   18,672             $   17,087                     $   16,084
 6/30/1997                  $   19,605             $   17,820                     $   16,630
 7/31/1997                  $   21,101             $   18,649                     $   17,481
 8/31/1997                  $   21,983             $   19,076                     $   18,006
 9/30/1997                  $   23,792             $   20,472                     $   19,442
10/31/1997                  $   22,517             $   19,574                     $   18,274
11/30/1997                  $   21,995             $   19,447                     $   17,839
12/31/1997                  $   22,210             $   19,787                     $   17,850
 1/31/1998                  $   21,353             $   19,474                     $   17,612
 2/28/1998                  $   22,786             $   20,913                     $   19,168
 3/31/1998                  $   24,515             $   21,775                     $   19,971
 4/30/1998                  $   24,719             $   21,895                     $   20,092
 5/31/1998                  $   22,632             $   20,715                     $   18,632
 6/30/1998                  $   23,132             $   20,758                     $   18,822
 7/31/1998                  $   22,152             $   19,077                     $   17,250
 8/31/1998                  $   17,106             $   15,372                     $   13,269
 9/30/1998                  $   18,471             $   16,576                     $   14,614
10/31/1998                  $   18,801             $   17,252                     $   15,377
11/30/1998                  $   19,892             $   18,156                     $   16,570
12/31/1998                  $   21,974             $   19,280                     $   18,070
 1/31/1999                  $   21,739             $   19,536                     $   18,883
 2/28/1999                  $   19,309             $   17,954                     $   17,155
 3/31/1999                  $   19,691             $   18,234                     $   17,766
 4/30/1999                  $   20,329             $   19,868                     $   19,335
 5/31/1999                  $   20,793             $   20,158                     $   19,366
 6/30/1999                  $   22,732             $   21,069                     $   20,386
 7/31/1999                  $   23,333             $   20,491                     $   19,756
 8/31/1999                  $   22,803             $   19,733                     $   19,018
 9/30/1999                  $   23,209             $   19,737                     $   19,385
10/31/1999                  $   25,706             $   19,818                     $   19,881
11/30/1999                  $   29,282             $   21,001                     $   21,982
12/31/1999                  $   35,165             $   23,379                     $   25,858
 1/31/2000                  $   35,390             $   23,002                     $   25,617
 2/29/2000                  $   45,009             $   26,800                     $   31,578
 3/31/2000                  $   43,483             $   25,034                     $   28,259
 4/30/2000                  $   38,147             $   23,527                     $   25,405
 5/31/2000                  $   36,210             $   22,155                     $   23,180
 6/30/2000                  $   41,525             $   24,087                     $   26,175
 7/31/2000                  $   38,108             $   23,312                     $   23,931
 8/31/2000                  $   42,578             $   25,090                     $   26,449
 9/30/2000                  $   40,704             $   24,353                     $   25,134
10/31/2000                  $   38,685             $   23,266                     $   23,094
11/30/2000                  $   33,970             $   20,877                     $   18,900
12/31/2000                  $   36,578             $   22,670                     $   20,056
 1/31/2001                  $   37,079             $   23,851                     $   21,679
 2/28/2001                  $   33,023             $   22,287                     $   18,707
 3/31/2001                  $   30,338             $   21,197                     $   17,006
 4/30/2001                  $   33,773             $   22,855                     $   19,088
 5/31/2001                  $   34,022             $   23,417                     $   19,531
 6/30/2001                  $   34,771             $   24,225                     $   20,064
 7/31/2001                  $   32,959             $   22,914                     $   18,353
 8/31/2001                  $   30,524             $   22,174                     $   17,205
 9/30/2001                  $   25,716             $   19,189                     $   14,429
10/31/2001                  $   27,527             $   20,312                     $   15,817
11/30/2001                  $   29,462             $   21,884                     $   17,137
12/31/2001                  $   31,530             $   23,234                     $   18,205
 1/31/2002                  $   30,530             $   22,993                     $   17,557
 2/28/2002                  $   28,845             $   22,363                     $   16,421
 3/31/2002                  $   30,844             $   24,161                     $   17,848
 4/30/2002                  $   29,845             $   24,380                     $   17,462
 5/31/2002                  $   28,720             $   23,298                     $   16,441
 6/30/2002                  $   26,847             $   22,142                     $   15,047
 7/31/2002                  $   23,037             $   18,799                     $   12,734
 8/31/2002                  $   23,537             $   18,752                     $   12,728
 9/30/2002                  $   22,476             $   17,406                     $   11,809
10/31/2002                  $   22,912             $   17,964                     $   12,406
11/30/2002                  $   24,284             $   19,567                     $   13,636
12/31/2002                  $   23,036             $   18,477                     $   12,695
 1/31/2003                  $   22,974             $   17,965                     $   12,349
 2/28/2003                  $   22,661             $   17,422                     $   12,020
 3/31/2003                  $   23,099             $   17,647                     $   12,201
 4/30/2003                  $   24,910             $   19,320                     $   13,355
 5/31/2003                  $   27,157             $   21,393                     $   14,861
 6/30/2003                  $   27,844             $   21,780                     $   15,147
 7/31/2003                  $   28,851             $   23,144                     $   16,293

AVERAGE ANNUAL TOTAL RETURN (%), PERIOD ENDED JULY 31, 2003

                                         9-MONTH
                           INCEPTION   (CUMULATIVE)    1-YEAR     5-YEAR     10-YEAR
CMG Small Cap Fund         08/30/89       25.89         25.20       5.42      11.18
Russell 2000 Index                        28.84         23.11       3.94       8.75
Russell 2000 Growth Index                 31.35         27.97      -1.13       5.01

AVERAGE ANNUAL TOTAL RETURN (%), PERIOD ENDED JUNE 30, 2003

                                         9-MONTH
                           INCEPTION   (CUMULATIVE)    1-YEAR     5-YEAR     10-YEAR
CMG Small Cap Fund         08/30/89       23.89          3.72       3.78      10.91
Russell 2000 Index                        25.14         -1.64       0.97       8.24
Russell 2000 Growth Index                 28.29          0.69      -4.25       4.35

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. Past performance does not guarantee future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000 Index is an unmanaged index generally considered representative of the market for small domestic stocks. The Russell 2000 Growth Index, also an unmanaged index, measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not investments, do not incur fees or expenses, and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

                               CMG SMALL CAP FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                    PERIOD
                                     ENDED                                      YEAR ENDED OCTOBER 31,
                                    JULY 31,         -----------------------------------------------------------------------------
                                    2003(a)             2002              2001            2000           1999(b)         1998(b)
                                  -----------        -----------       -----------     -----------     -----------     -----------
NET ASSET VALUE, BEGINNING
   OF PERIOD                      $      3.67        $      4.41       $     18.78     $     13.59     $      9.96     $     13.60
                                  -----------        -----------       -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment loss                  (0.02)(c)          (0.02)(c)         (0.01)          (0.09)          (0.04)          (0.03)
   Net realized and unrealized
     gain (loss) on investments          0.97              (0.72)            (2.18)           6.80            3.69           (2.21)
                                  -----------        -----------       -----------     -----------     -----------     -----------
      Total from investment
        operations                       0.95              (0.74)            (2.19)           6.71            3.65           (2.24)
                                  -----------        -----------       -----------     -----------     -----------     -----------

LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
   From net realized
     gains                                  -                  -(d)         (12.18)          (1.52)          (0.02)          (1.40)
                                  -----------        -----------       -----------     -----------     -----------     -----------

NET ASSET VALUE, END OF
   PERIOD                         $      4.62        $      3.67       $      4.41     $     18.78     $     13.59     $      9.96
                                  ===========        ===========       ===========     ===========     ===========     ===========

Total return (e)                        25.89%(f)         (16.76)%          (28.84)%         50.49%          36.70%         (16.49)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
   period (000's)                 $   293,924        $   227,874       $   283,521     $   258,480     $   240,129     $   267,789
Ratio of net expenses to
   average net assets (g)                0.81%(h)           0.79%             0.82%           0.79%           0.79%           0.77%
Ratio of net investment loss to
   average net assets (g)               (0.55)%(h)         (0.49)%           (0.22)%         (0.39)%         (0.33)%         (0.20)%
Portfolio turnover rate                    89%(f)            120%              160%            163%            186%            159%

(a)  The Fund has changed its fiscal year end from October 31 to July 31.
(b) Per share amounts have been adjusted to retroactively reflect a 4 for 1 share split effective September 1, 1999.
(c) Per share data was calculated using average shares outstanding during the period.
(d)  Rounds to less than $0.01 per share.
(e)  Total return at net asset value assuming all distributions reinvested.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

                 See Accompanying Notes to Financial Statements.

                               CMG SMALL CAP FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2003

                                                         SHARES             VALUE
                                                     ---------------   ---------------
Common Stocks (96.2%)
Consumer Discretionary (17.3%)
  Auto Components (2.0%)
    Autoliv, Inc.                                            101,072   $     2,910,874
    Gentex Corp. (a)                                          87,915         3,124,499
                                                                       ---------------
                                                                             6,035,373
                                                                       ---------------
  Hotels, Restaurants & Leisure (4.5%)
    Ameristar Casinos, Inc. (a)                               92,400         2,018,016
    Fairmont Hotels & Resorts, Inc.                           27,900           703,080
    Leapfrog Enterprises, Inc. (a)                            41,300         1,251,390
    O'Charley's, Inc. (a)                                     73,120         1,388,549
    Outback Steakhouse, Inc.                                  50,247         1,876,725
    P.F. Chang's China Bistro, Inc. (a)                       47,517         2,298,873
    Panera Bread Co., Class A (a)                             53,776         2,224,713
    Ruby Tuesday, Inc.                                        62,500         1,422,500
                                                                       ---------------
                                                                            13,183,846
                                                                       ---------------
  Household Durables (1.6%)
    Harman International Industries, Inc.                     56,400         4,715,040
                                                                       ---------------
  Media (3.8%)
    Entercom Communications Corp. (a)                         89,719         4,251,783
    Entravision Communications Corp., Class A (a)            171,130         1,822,534
    Lamar Advertising Co. (a)                                 74,685         2,562,442
    Radio One, Inc., Class D (a)                             161,092         2,672,516
                                                                       ---------------
                                                                            11,309,275
                                                                       ---------------
  Specialty Retail (5.3%)
    Advance Auto Parts, Inc. (a)                              32,600         2,214,518
    Cost Plus, Inc. (a)                                       41,660         1,552,668
    Electronics Boutique Holdings Corp. (a)                   44,400         1,189,032
    GameStop Corp. (a)                                        90,500         1,230,800
    Hollywood Entertainment Corp. (a)                        101,319         1,696,080
    Linens 'N Things, Inc. (a)                                59,900         1,602,325
    Michaels Stores, Inc.                                     64,358         2,484,862
    O'Reilly Automotive, Inc. (a)                             45,036         1,715,872
    PETsMART, Inc.                                            98,200         1,947,306
                                                                       ---------------
                                                                            15,633,463
                                                                       ---------------
  Textiles, Apparel & Luxury Goods (0.1%)
    Columbia Sportswear Co. (a)                                2,700           143,073
                                                                       ---------------
Energy (9.2%)
  Energy Equipment & Services (6.0%)
    CAL Dive International, Inc. (a)                          72,687         1,439,203
    Grey Wolf, Inc. (a)                                      231,770           818,148
    Key Energy Services, Inc. (a)                            238,400         2,219,504
    Maverick Tube Corp. (a)                                   67,700         1,117,050
    National-Oilwell, Inc. (a)                               124,538         2,291,499
    Oceaneering International, Inc. (a)                       52,022         1,326,561
    Patterson-UTI Energy, Inc. (a)                            55,500         1,531,800

                 See Accompanying Notes to Financial Statements.

                                                         SHARES             VALUE
                                                     ---------------   ---------------
Common Stocks (continued)
  Energy Equipment & Services (continued)
    Precision Drilling Corp. (a)                              81,576   $     2,961,209
    TETRA Technologies, Inc. (a)                              36,200         1,189,170
    Varco International, Inc. (a)                            152,322         2,632,124
                                                                       ---------------
                                                                            17,526,268
                                                                       ---------------
  Oil & Gas (3.2%)
    Chesapeake Energy Corp.                                  199,700         1,911,129
    Patina Oil & Gas Corp.                                    54,653         1,643,962
    Premcor, Inc. (a)                                        118,000         2,573,580
    XTO Energy, Inc.                                         171,896         3,317,593
                                                                       ---------------
                                                                             9,446,264
                                                                       ---------------
Financials (2.5%)
  Diversified Financials (0.2%)
    iPayment Holdings, Inc. (a)                               20,800           534,352
                                                                       ---------------
  Insurance (2.3%)
    IPC Holdings Ltd.                                         48,245         1,660,111
    Philadelphia Consolidated Holding Corp. (a)                1,400            56,476
    ProAssurance Corp. (a)                                    78,600         2,212,590
    Scottish Annuity & Life Holdings Ltd.                    126,192         2,883,487
                                                                       ---------------
                                                                             6,812,664
                                                                       ---------------
Health Care (22.9%)
  Biotechnology (4.4%)
    Connetics Corp. (a)                                      199,500         3,622,920
    ICOS Corp. (a)                                            95,100         4,148,262
    Martek Biosciences Corp. (a)                              43,600         2,115,516
    Neurocrine Biosciences, Inc. (a)                          28,207         1,514,152
    SangStat Medical Corp. (a)                                88,000         1,408,880
                                                                       ---------------
                                                                            12,809,730
                                                                       ---------------
  Health Care Equipment & Supplies (2.6%)
    ArthroCare Corp. (a)                                      33,700           564,475
    CTI Molecular Imaging, Inc. (a)                           79,252         1,256,937
    Kyphon, Inc. (a)                                          97,752         2,110,466
    Orthofix International NV (a)                             36,176         1,197,426
    Wilson Greatbatch Technologies, Inc. (a)                  64,475         2,521,617
                                                                       ---------------
                                                                             7,650,921
                                                                       ---------------
  Health Care Providers & Services (12.3%)
    Caremark Rx, Inc. (a)                                    169,287         4,235,561
    Cerner Corp. (a)                                          76,700         2,427,555
    Cobalt Corp. (a)                                          74,300         1,524,636
    Community Health Systems, Inc. (a)                        71,000         1,576,200
    Coventry Health Care, Inc. (a)                            72,200         3,889,414
    DaVita, Inc. (a)                                         166,046         4,649,288
    First Health Group Corp. (a)                             186,233         4,808,536
    Henry Schein, Inc. (a)                                    79,595         4,651,532
    IMPAC Medical Systems, Inc. (a)                           69,000         1,669,800

                 See Accompanying Notes to Financial Statements.

                                                         SHARES             VALUE
                                                     ---------------   ---------------
Common Stocks (continued)
  Health Care Providers & Services (continued)
    Mid Atlantic Medical Services, Inc. (a)                   91,692   $     4,986,211
    PacifiCare Health Systems, Inc. (a)                       31,400         1,755,260
                                                                       ---------------
                                                                            36,173,993
                                                                       ---------------
  Pharmaceuticals (3.6%)
    Andrx Corp. (a)                                          192,757         4,371,729
    AtheroGenics, Inc. (a)                                    99,800         1,447,100
    CIMA Labs, Inc. (a)                                       69,600         2,004,480
    Trimeris, Inc. (a)                                        61,835         2,742,382
                                                                       ---------------
                                                                            10,565,691
                                                                       ---------------
Industrials (11.2%)
  Airlines (0.3%)
    SkyWest, Inc.                                             46,300           865,347
                                                                       ---------------
  Commercial Services & Supplies (8.5%)
    BISYS Group, Inc. (a)                                    142,719         2,362,000
    Corinthian Colleges, Inc. (a)                             59,727         3,261,691
    Corporate Executive Board Co. (a)                         74,233         3,223,197
    Education Management Corp. (a)                           108,246         6,285,845
    Global Payments, Inc.                                     58,764         2,069,080
    Resources Connection, Inc. (a)                           115,500         3,024,945
    Stericycle, Inc. (a)                                      45,409         2,049,308
    Waste Connections, Inc. (a)                               77,600         2,634,520
                                                                       ---------------
                                                                            24,910,586
                                                                       ---------------
  Construction & Engineering (1.2%)
    Chicago Bridge & Iron Co. NV                              85,252         2,102,314
    Jacobs Engineering Group, Inc. (a)                         7,509           329,195
    URS Corp. (a)                                             54,583         1,091,660
                                                                       ---------------
                                                                             3,523,169
                                                                       ---------------
  Electrical Equipment (0.3%)
    Power-One, Inc. (a)                                       97,100         1,028,289
                                                                       ---------------
  Machinery (0.9%)
    Albany International Corp., Class A                       91,354         2,609,984
                                                                       ---------------
Information Technology (31.1%)
  Communications Equipment (4.0%)
    Aspect Communications Corp. (a)                           21,300           155,490
    AudioCodes Ltd. (a)                                       77,900           437,798
    Corvis Corp. (a)                                         514,700           741,168
    F5 Networks, Inc. (a)                                    105,500         1,978,125
    Foundry Networks, Inc. (a)                               128,300         2,314,532
    NetScreen Technologies, Inc. (a)                         164,500         3,558,135
    Polycom, Inc. (a)                                        108,800         1,816,960
    Sonus Networks, Inc. (a)                                 100,900           700,246
                                                                       ---------------
                                                                            11,702,454
                                                                       ---------------

                 See Accompanying Notes to Financial Statements.

                                                         SHARES             VALUE
                                                     ---------------   ---------------
Common Stocks (continued)
  Computers & Peripherals (1.7%)
    Advanced Digital Information Corp. (a)                   121,200   $     1,407,132
    Electronics For Imaging, Inc. (a)                        170,764         3,586,044
                                                                       ---------------
                                                                             4,993,176
                                                                       ---------------
  Electronic Equipment & Instruments (4.4%)
    Amphenol Corp., Class A (a)                              169,628         9,159,912
    Benchmark Electronics, Inc. (a)                           97,500         3,880,500
                                                                       ---------------
                                                                            13,040,412
                                                                       ---------------
  Internet Software & Services (1.1%)
    Internet Security Systems, Inc. (a)                      120,600         1,424,286
    iPass, Inc. (a)                                            8,075           145,915
    NetGear, Inc. (a)                                         14,000           247,394
    webMethods, Inc. (a)                                     184,400         1,438,320
                                                                       ---------------
                                                                             3,255,915
                                                                       ---------------
  Information Technology Consulting & Services (1.9%)
    CACI International, Inc., Class A (a)                     53,600         2,108,624
    Cognizant Technology Solutions Corp. (a)                 119,700         3,684,366
                                                                       ---------------
                                                                             5,792,990
                                                                       ---------------
  Semiconductor Equipment & Products (9.3%)
    Axcelis Technologies, Inc. (a)                           192,300         1,415,328
    Brooks Automation, Inc. (a)                               85,200         1,640,100
    Cabot Microelectronics Corp. (a)                          37,200         2,310,492
    ChipPAC, Inc., Class A (a)                               244,300         1,392,510
    Conexant Systems, Inc. (a)                               155,700           766,044
    Credence Systems Corp. (a)                               284,700         2,718,885
    DuPont Photomasks, Inc. (a)                               39,300           805,257
    FEI Co. (a)                                               33,700           748,140
    Integrated Device Technology, Inc. (a)                   177,000         2,037,270
    Lattice Semiconductor Corp. (a)                          151,000         1,173,270
    Microsemi Corp. (a)                                      213,400         3,640,604
    Photronics, Inc. (a)                                     133,579         2,451,175
    Pixelworks, Inc. (a)                                     107,100           731,493
    PMC-Sierra, Inc. (a)                                      74,200           909,692
    Power Integrations, Inc. (a)                              40,800         1,166,064
    Ultratech, Inc. (a)                                      144,600         3,361,950
                                                                       ---------------
                                                                            27,268,274
                                                                       ---------------
  Software (8.7%)
    Activision, Inc. (a)                                     177,300         2,065,545
    Amdocs Ltd. (a)                                           84,800         1,728,224
    Autodesk, Inc.                                           113,500         1,697,960
    Citrix Systems, Inc. (a)                                  94,400         1,713,360
    Documentum, Inc. (a)                                      73,423         1,259,204
    Fair Isaac Corp.                                          83,100         4,490,724
    JDA Software Group, Inc. (a)                             108,700         1,604,412
    Macromedia, Inc. (a)                                     211,300         4,335,876
    Mercury Interactive Corp. (a)                             61,900         2,436,384
    Micromuse, Inc. (a)                                       53,700           385,566
    MicroStrategy, Inc. (a)                                   36,200         1,579,044

                 See Accompanying Notes to Financial Statements.

                                                         SHARES             VALUE
                                                     ---------------   ---------------
Common Stocks (continued)
  Software (continued)
    National Instruments Corp. (a)                            36,866   $     1,312,798
    THQ, Inc. (a)                                                300             4,944
    Ulticom, Inc. (a)                                         52,100           608,528
    Verity, Inc. (a)                                          23,000           306,130
                                                                       ---------------
                                                                            25,528,699
                                                                       ---------------
Materials (1.1%)
  Chemicals (1.1%)
    Minerals Technologies, Inc.                               25,976         1,297,501
    OM Group, Inc. (a)                                       139,300         1,937,663
                                                                       ---------------
                                                                             3,235,164
                                                                       ---------------
Telecommunication Services (0.5%)
  Wireless Telecommunication Services (0.5%)
    Dobson Communications Corp., Class A (a)                 212,600         1,369,144
                                                                       ---------------
Utilities (0.4%)
  Multi-Utilities & Unregulated Power (0.4%)
    Calpine Corp. (a)                                        199,600         1,139,716
                                                                       ---------------
    Total Common Stocks
      (Cost of $224,301,276)                                               282,803,272
                                                                       ---------------
Investment Management Company (0.5%)
    iShares MSCI Japan Index Fund
      (Cost of $1,473,360)                                   180,900         1,374,840
                                                                       ---------------

                                                             PAR
                                                         -----------
Short-Term Obligation (3.1%)
    Repurchase agreement with State Street Bank &
      Trust Co., dated 07/31/03, due 08/01/03 at 0.950%,
      collateralized by a U.S. Treasury Bond
      maturing 08/15/08, market value of $9,263,609
      (repurchase proceeds $9,077,240)
      (Cost of $9,077,000)                               $ 9,077,000         9,077,000
                                                                       ---------------

    Total Investments (99.8%)
      (Cost of $234,851,636) (b)                                           293,255,112

    Other Assets & Liabilities, Net (0.2%)                                     669,147
                                                                       ---------------

    Net Assets (100.0%)                                                $   293,924,259
                                                                       ===============

  Notes to Schedule of Investments:
  (a)  Non-income producing.
  (b)  Cost for federal income tax purposes is $237,196,447.

                 See Accompanying Notes to Financial Statements.

                               CMG SMALL CAP FUND
                          A Portfolio of CMG Fund Trust
                       STATEMENT OF ASSETS AND LIABILITIES

July 31, 2003

ASSETS:
  Investments, at identified cost                              $     234,851,636
                                                               -----------------
  Investments, at value                                        $     293,255,112
  Cash                                                                       348
  Receivable for:
    Investments sold                                                   5,227,781
    Interest                                                                 240
    Dividends                                                              3,932
                                                               -----------------
  Total assets                                                       298,487,413
                                                               -----------------

LIABILITIES:
  Payable for:
    Investments purchased                                              3,796,023
    Capital stock redeemed                                               517,000
    Investment management fee                                            185,859
    Transfer agent fee                                                     3,812
    Trustees' fees                                                         7,610
    Audit fee                                                             23,420
  Other liabilities                                                       29,430
                                                               -----------------
  Total liabilities                                                    4,563,154
                                                               -----------------
NET ASSETS                                                     $     293,924,259
                                                               =================

NET ASSETS consist of:
  Paid-in capital                                              $     334,793,998
  Undistributed net investment income                                     79,879
  Accumulated net realized loss                                      (99,353,094)
  Net unrealized appreciation on investments                          58,403,476
                                                               -----------------
NET ASSETS                                                     $     293,924,259
                                                               =================
Shares of capital stock outstanding                                   63,594,223
                                                               =================
Net asset value, offering and redemption price per share       $            4.62
                                                               =================

                 See Accompanying Notes to Financial Statements.

                            STATEMENTS OF OPERATIONS

                                                                                  FOR THE             FOR THE
                                                                                PERIOD ENDED         YEAR ENDED
                                                                              JULY 31, 2003(a)    OCTOBER 31, 2002
                                                                              ----------------    ----------------
NET INVESTMENT INCOME:
   Income:
      Dividends                                                               $        333,036    $        608,663
      Interest                                                                         146,891             286,876
      Foreign withholding tax                                                           (2,519)               (384)
                                                                              ----------------    ----------------
         Total income                                                                  477,408             895,155
                                                                              ----------------    ----------------

   Expenses:
      Investment management fee                                                      1,402,493           2,238,619
      Transfer agent fee                                                                13,597              18,000
      Trustees' fees                                                                     7,020               7,481
      Custody fee                                                                       18,621              55,926
      Audit fee                                                                         21,322              21,631
      Other expenses                                                                    44,105              20,374
                                                                              ----------------    ----------------
         Total expenses                                                              1,507,158           2,362,031
      Custody earnings credit                                                             (812)                  -
                                                                              ----------------    ----------------
         Net expenses                                                                1,506,346           2,362,031
                                                                              ----------------    ----------------
   Net investment loss                                                              (1,028,938)         (1,466,876)
                                                                              ----------------    ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized gain (loss) on investments                                           7,809,978         (50,084,055)
   Net change in unrealized appreciation/depreciation on investments                52,680,821          (2,348,752)
                                                                              ----------------    ----------------
   Net gain (loss)                                                                  60,490,799         (52,432,807)
                                                                              ----------------    ----------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                                            $     59,461,861    $    (53,899,683)
                                                                              ----------------    ----------------

(a)  The Fund has changed its fiscal year end from October 31 to July 31.

                 See Accompanying Notes to Financial Statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            YEAR ENDED OCTOBER 31,
                                                                 PERIOD ENDED       --------------------------------------
                                                               JULY 31, 2003(a)            2002                 2001
                                                               -----------------    -----------------    -----------------
Operations:
   Net investment loss                                         $      (1,028,938)   $      (1,466,876)   $        (535,747)
   Net realized gain (loss) on investments                             7,809,978          (50,084,055)         (56,978,384)
   Net change in unrealized appreciation/depreciation
     on investments                                                   52,680,821           (2,348,752)         (26,583,589)
                                                               -----------------    -----------------    -----------------
   Net increase (decrease) from operations                            59,461,861          (53,899,683)         (84,097,720)

Distributions declared to shareholders:
   From net realized gains                                                     -              (74,803)        (128,856,426)

Net capital share transactions                                         6,588,720           (1,672,970)         237,995,336
                                                               -----------------    -----------------    -----------------
Net increase (decrease) in net assets                                 66,050,581          (55,647,456)          25,041,190

NET ASSETS:
Beginning of period                                                  227,873,678          283,521,134          258,479,944
                                                               -----------------    -----------------    -----------------
End of period                                                  $     293,924,259    $     227,873,678    $     283,521,134
                                                               =================    =================    =================
Undistributed net investment income                            $          79,879    $          72,143    $               -
                                                               =================    =================    =================

(a)  The Fund has changed its fiscal year end from October 31 to July 31.

                 See Accompanying Notes to Financial Statements.

                          NOTES TO FINANCIAL STATEMENTS

July 31, 2003


1.   SIGNIFICANT ACCOUNTING POLICIES:

CMG Small Cap Fund (formerly CMC Small Cap Fund) (the "Fund") is a portfolio of CMG Fund Trust (formerly CMC Fund Trust) (the "Trust"), an open-end diversified investment company registered under the Investment Company Act of 1940, as amended.

The Trust has established eleven other operational portfolios, CMG Small/Mid Cap Fund (formerly CMC Small/Mid Cap Value Fund), CMG International Stock Fund (formerly CMC International Stock Fund), CMG Enhanced S&P 500(R) Index Fund, CMG Mid Cap Growth Fund, CMG Mid Cap Value Fund, CMG Small Cap Growth Fund, CMG Small Cap Value Fund, CMG Fixed Income Securities Fund (formerly CMC Fixed Income Securities Fund), CMG High Yield Fund (formerly CMC High Yield Fund), CMG Strategic Equity Fund (formerly CMC Strategic Equity Fund) and CMG Short Term Bond Fund (formerly CMC Short Term Bond Fund), which are not included in these financial statements. Each portfolio issues a separate series of the Trust's shares and maintains a separate investment portfolio.

Effective January 29, 2003, the Board of Trustees approved a change in the fiscal year end of the Fund from October 31 to July 31. The Fund's 2003 fiscal year ended on July 31, 2003.

Following is a summary of significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Fund in the preparation of its financial statements.

INVESTMENT VALUATION. Equity securities are valued based on the last sale prices reported by the principal securities exchanges on which the investments are traded or, in the absence of recorded sales, at the closing bid prices on such exchanges or over-the-counter markets. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. Short-term fixed income obligations with less than 60 days to maturity when purchased are valued at amortized cost, which approximates market value. Investments for which market quotations are not readily available will be valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Foreign currency exchange rates and the value of foreign securities are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the New York Stock Exchange, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities and such exchange rates occur during such period, then these securities and exchange rates will be valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing repurchase agreements. The Fund's investment advisor determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

INVESTMENT TRANSACTIONS. Investment transactions are accounted for as of the date the investments are purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME AND EXPENSES. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis and the Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses incurred on behalf of the Trust and its underlying portfolios.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities of the Fund are translated into U.S. dollars at the daily rates of exchange on the valuation date. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices on investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates. Such transactions are shown separately on the statement of operations.

USE OF ESTIMATES. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income are declared and paid annually. Distributions from any net realized gains are generally declared and paid annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees in accordance with the requirements of the Internal Revenue Code.

FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing substantially all taxable net investment income and net realized gains to its shareholders in a manner that results in no tax to the Fund. Therefore, no federal income or excise tax provision is required.

OTHER. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

2.   FEDERAL INCOME TAX:

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses from wash sales, capital loss carryforwards and real estate investment trust adjustments. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the period ended July 31, 2003, permanent items identified and reclassified among the components of net assets are as follows:

            UNDISTRIBUTED         ACCUMULATED
            NET INVESTMENT        NET REALIZED          PAID-IN
                INCOME                LOSS              CAPITAL
            --------------        ------------        ------------
            $    1,036,674        $     34,801        $ (1,071,475)

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions paid for the period ended July 31, 2003 and the years ended October 31, 2002 and October 31, 2001 was as follows:

                                                      YEAR ENDED OCTOBER 31,
                                 PERIOD ENDED      -----------------------------
                                 JULY 31, 2003         2002            2001
                                 -------------     -------------   -------------
    Distributions paid from:
       Ordinary income           $           -     $      74,803   $  86,730,796
       Long-term capital gains               -                 -      42,125,630
                                 -------------     -------------   -------------
                                 $           -     $      74,803   $ 128,856,426
                                 =============     =============   =============

As of July 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                  UNDISTRIBUTED
             UNDISTRIBUTED          LONG-TERM          UNREALIZED
            ORDINARY INCOME       CAPITAL GAINS       APPRECIATION*
            ---------------       -------------       -------------
            $             -       $           -       $ 56,058,665

*The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and real estate investment trust adjustments.

The following capital loss carryforwards, determined as of July 31, 2003, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                   CAPITAL LOSS
                                   CARRYFORWARDS
                                   -------------
YEAR OF EXPIRATION
2009                               $  44,821,859
2010                                  52,106,545
                                   -------------
                                   $  96,928,404
                                   =============

Utilization of the capital loss carryforwards above could be significantly limited under rules imposed by the Internal Revenue Code.

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

3.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES:

On April 1, 2003, Colonial Management Associates, Inc. ("Colonial"), the administrator to the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation ("Fleet"). At the time of the merger, Columbia assumed the obligations of Colonial with respect to the Fund. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

Columbia is the investment advisor of the Fund. Investment management fees are paid monthly to Columbia. The Fund's fees are based on an annual rate of 0.75% of average daily net assets.

Trustees' fees and expenses are paid directly by the Fund to trustees having no affiliation with the Fund other than their capacity as trustees. Other officers and trustees received no compensation from the Fund.

The transfer agent for the Fund is Liberty Funds Services, Inc. ("LFSI"), an indirect wholly-owned subsidiary of Fleet. LFSI is compensated based on a per account fee or minimum of $1,500 per month.

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a Pricing, Bookkeeping and Fund Administration Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of these functions to State Street Bank and Trust Company ("State Street"). Columbia pays fees to State Street under the Outsourcing Agreement. The Fund is not charged a fee for these services.

OTHER. The Fund has an agreement with its custodian bank under which $812 of custody fees were reduced by balance credits for the period ended July 31, 2003. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income producing asset if it had not entered into such an agreement.

4.   INVESTMENT TRANSACTIONS:

As of July 31, 2003, for federal income tax purposes, net unrealized appreciation (depreciation) on investments was as follows:

Gross unrealized appreciation      $  62,767,135
Gross unrealized depreciation         (6,708,470)
                                   -------------
   Net unrealized appreciation     $  56,058,665
                                   =============

For the period ended July 31, 2003, purchases and sales of investments, other than short-term obligations, were $228,081,064 and $209,696,728, respectively.

5.   CAPITAL STOCK ACTIVITY:

At July 31, 2003, the Fund had 100 million shares of no par value capital stock authorized. Transactions of capital shares were as follows:

                                                                                      YEAR ENDED OCTOBER 31,
                                                            PERIOD ENDED       -------------------------------------
                                                          JULY 31, 2003(a)          2002                 2001
                                                         -----------------     ---------------     -----------------
SHARES:
  Shares sold                                                    6,868,955          28,006,875            39,257,493
  Shares issued for reinvestment of dividends                            -              15,143            21,433,664
  Less shares redeemed                                          (5,286,942)        (30,327,298)          (10,135,991)
                                                         -----------------     ---------------     -----------------
  Net increase (decrease) in shares                              1,582,013          (2,305,280)           50,555,166
                                                         =================     ===============     =================
AMOUNTS:
  Sales                                                  $      26,844,551     $   122,231,939     $     201,524,146
  Reinvestment of dividends                                              -              74,656           128,601,986
  Less redemptions                                             (20,255,831)       (123,979,565)          (92,130,796)(b)
                                                         -----------------     ---------------     -----------------
  Net increase (decrease)                                $       6,588,720     $    (1,672,970)    $     237,995,336
                                                         =================     ===============     =================

(a) The Fund has changed its fiscal year end from October 31 to July 31.
(b) Includes $42,964,973 from the delivery of securities in in-kind redemptions.

6. LINE OF CREDIT:

The Fund is a party to a $100,000,000 uncommitted line of credit that covers all the funds of the Trust together with the Columbia Funds, an affiliated group of funds managed by the investment advisor. The uncommitted line of credit expires on July 2, 2004. The Fund did not utilize the line of credit during the period ended July 31, 2003.

7. BENEFICIAL INTEREST:

At July 31, 2003, 43.48% of the outstanding shares of the Fund were held by five shareholders, each holding in excess of 5% of the Fund's shares outstanding. Investment activity of these shareholders may have a material effect on the Fund.

8. SUBSEQUENT EVENT:

The Board of Trustees of the Trust approved a proposal to elect nine new trustees as well as three of the incumbant trustees to the Board. If shareholders of the Trust approve the proposal, the Board of Trustees will consist of 12 trustees which will be responsible for board oversight of the Trust in addition to the 15 Columbia Funds and 85 Liberty Funds, each a separate fund managed by Columbia.

Shareholders of the Trust are scheduled to vote on the proposal at a special meeting of shareholders to be held on October 7, 2003. If approved at the special meeting, the new Board of Trustees will be effective immediately.

                         Report of Independent Auditors

TO THE TRUSTEES OF CMG FUND TRUST AND SHAREHOLDERS OF CMG SMALL CAP FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMG Small Cap Fund (formerly
CMC Small Cap Fund) (the "Fund"), a portfolio of CMG Fund Trust (formerly CMC Fund Trust), at July 31, 2003, and the results of its operations, the changes in its net assets, and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts

September 26, 2003

                              Officers and Trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of CMG Fund Trust, the term of office and length of time served, their principal occupations during at least the past five years, the number of portfolios in fund complex overseen by Trustee, and other directorships they hold are shown below. Each officer listed below serves as an officer of each CMG Fund Trust. The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 800-345-6611.

                            POSITION(S)
                             HELD WITH           LENGTH OF TIME
NAME AND AGE                   TRUST                 SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------     --------------      ------------------    --------------------------------------------------------------
Vicki L. Benjamin          Vice President      Since July 2003       Controller of the Liberty Funds and of the Liberty All-Star
One Financial Center       and Principal                             Funds since May 2002; Chief Accounting Officer of the
Boston, MA 02111           Accounting                                Liberty Funds and Liberty All-Star Funds since June 2001;
(42 years old)             Officer                                   Controller and Chief Accounting Officer of the Galaxy Funds
                                                                     since September 2002 (formerly Vice President, Corporate Audit,
                                                                     State Street Bank and Trust Company from May 1998 to April
                                                                     2001; Audit Manager from July 1994 to June 1997; Senior Audit
                                                                     Manager from July 1997 to May 1998, Coopers & Lybrand, LLP).

J. Kevin Connaughton       Chief               Since                 Treasurer of Liberty Funds, Liberty All-Star Funds,
245 Summer Street          Financial           December 2002         Stein Roe Funds and Galaxy Funds; Senior Vice President of
Boston, MA 02110           Officer                                   Liberty Funds Group LLC. Prior to his current positions,
(39 years old)                                                       Mr. Connaughton was Controller of Liberty Funds, Liberty
                                                                     All-Star Funds and Stein Roe Funds; Vice President of
                                                                     Liberty Funds Group LLC and Colonial Management Associates,
                                                                     Inc.; Senior Tax Manager, Coopers & Lybrand LLP.

Jeff B. Curtis             President and       3 Years               Managing Director, Executive Vice President and Chief
1300 S.W. Sixth Avenue     Assistant                                 Operating Officer-West Coast of the Adviser. Prior to his
Portland, OR 97201         Secretary                                 current positions with the Adviser, Mr. Curtis was President,
(49 years old)                                                       Senior Vice President and General Counsel of the Adviser.
                                                                     Mr. Curtis is also currently the President of Columbia Trust
                                                                     Company and Columbia Financial Center Incorporated, affiliates of the Adviser.

Richard J. Johnson         Chief               Since January 2003    Head of Equities/Portland and Senior Vice President of the
1300 S.W. Sixth Avenue     Investment                                Adviser; Chief Investment Officer and Senior Vice President of
Portland, OR 97201         Officer and                               Columbia Trust Company. Prior to his current positions with
(45 years old)             Senior Vice                               the Adviser, Mr. Johnson was Chief Investment Officer and
                           President                                 Vice President of the Adviser.

                            POSITION(S)
                             HELD WITH           LENGTH OF TIME
NAME AND AGE                   TRUST                 SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------     --------------      ------------------    --------------------------------------------------------------
Joseph R. Palombo          Vice President      Since January 2003    Executive Vice President and Chief Operating Officer of
One Financial Center                                                 Columbia Management Group, Inc. (the parent of the Adviser)
Boston, MA 02111                                                     since December 2001; Director, Executive Vice President and
(50 years old)                                                       Chief Operating Officer of the Adviser since April 2003;
                                                                     (formerly Chief Operations Officer of Mutual Funds, Liberty
                                                                     Financial Companies, Inc. from August 2000 to November,
                                                                     2001; Executive Vice President of Stein Roe & Farnham
                                                                     Incorporated (Stein Roe) from April 1999 to April 2003;
                                                                     Director of Colonial Management Associates, Inc. from
                                                                     April 1999 to April 2003; Director of Stein Roe from
                                                                     September 2000 to April 2003); President of Liberty Funds
                                                                     since February 2003; Manager of Stein Roe Floating
                                                                     Rate Limited Liability Company since October 2000 (formerly
                                                                     Vice President of Liberty Funds from April, 1999 to
                                                                     August 2000; Chief Operating Officer and Chief Compliance
                                                                     Officer, Putnam Mutual Funds from December 1993 to March 1999).

Mark A. Wentzien           Secretary           3 Years               Vice President of the Advisor. Prior to his current positions,
1300 S.W. Sixth Avenue                                               Mr. Wentzien was Associate Counsel of the Advisor.
Portland, OR 97201
(43 years old)

                             Disinterested Trustees

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                                 TERM OF OFFICE          PRINCIPAL             FUND               OTHER
                                POSITION(S)           AND              OCCUPATION(S)          COMPLEX         DIRECTORSHIPS
                                 HELD WITH       LENGTH OF TIME        DURING PAST 5        OVERSEEN BY          HELD BY
NAME, ADDRESS AND AGE              TRUST             SERVED*              YEARS**         DIRECTOR/TRUSTEE     DIRECTOR***
---------------------           -----------     ---------------       --------------      ----------------    -------------
James C. George                 Director        Served for 9 Years    Investment               27             None
1001 S.W. 5th Avenue                                                  Consultant
Suite 1100
Portland, OR 97204
(71 years old)

Charles R. Nelson               Director        Served for 1 Year     Professor of             112****        None
Department of                                                         Economics,
Economics                                                             University of
University of                                                         Washington, since
Washington                                                            January 1976; Ford
Seattle, WA 98195                                                     and Louisa Van
(61 years old)                                                        Voorhis Professor
                                                                      of Political
                                                                      Economy,
                                                                      University of
                                                                      Washington, since
                                                                      September 1993;
                                                                      Director,
                                                                      Institute for
                                                                      Economic Research,
                                                                      University of
                                                                      Washington, since
                                                                      September 2001;
                                                                      Adjunct Professor
                                                                      of Statistics,
                                                                      University of
                                                                      Washington since
                                                                      September 1980;
                                                                      Associate Editor,
                                                                      Journal of Money
                                                                      Credit and
                                                                      Banking, since
                                                                      September 1993;
                                                                      consultant on
                                                                      econometric and
                                                                      statistical
                                                                      matters.

                                                                                              NUMBER OF
                                                                                           PORTFOLIOS IN
                                                 TERM OF OFFICE          PRINCIPAL              FUND             OTHER
                                POSITION(S)            AND             OCCUPATION(S)           COMPLEX        DIRECTORSHIPS
                                 HELD WITH       LENGTH OF TIME        DURING PAST 5         OVERSEEN BY        HELD BY
NAME, ADDRESS AND AGE              TRUST             SERVED*              YEARS**         DIRECTOR/TRUSTEE     DIRECTOR***
-------------------------       -----------     ---------------       --------------      ----------------    -------------
Patrick J. Simpson              Director        Served for 3 Years    Lawyer, Perkins          27             None
1211 S.W. 5th Avenue                                                  Coie LLP.
Suite 1500
Portland, OR 97204
(58 years old)


Richard L. Woolworth            Director        Served for 12 Years   Chairman/CEO,            27             The Regence Group,
100 S.W. Market St. #1500                                             The Regence Group                       Regence BlueCross
Portland, OR 97207                                                    (a healthcare                           BlueShield of
(62 years old)                                                        maintenance                             Oregon; NW
                                                                      organization).                          Natural, a
                                                                                                              natural gas service
                                                                                                              provider

----------
   * Each trustee serves for an indefinite term in accordance with the current Bylaws of the Trust until the date a trustee resigns, retires or is removed in accordance with the Bylaws of the Trust.

  ** All of the officers of the Funds are employees and officers of the Adviser and/or its affiliates. Only principal occupations are listed.

 *** Each trustee is a director of the 15 Columbia Funds, each an open-end management investment company also advised by the Advisor.

**** Mr. Nelson serves as an independent trustee of the funds in the Liberty
     Funds Complex, which are advised and distributed by affiliates of the Advisor, consisting of 112 funds.

                                 CMG FUND TRUST
                 1300 S.W. SIXTH AVENUE, PORTLAND, OREGON 97201


                                  - TRUSTEES -
                                 JAMES C. GEORGE
                               PATRICK J. SIMPSON
                              RICHARD L. WOOLWORTH
                                CHARLES R. NELSON


                             - INVESTMENT ADVISOR -
                       COLUMBIA MANAGEMENT ADVISORS, INC.
                             1300 S.W. SIXTH AVENUE
                             PORTLAND, OREGON 97201


                                - LEGAL COUNSEL -
                                 STOEL RIVES LLP
                        900 S.W. FIFTH AVENUE, SUITE 2300
                           PORTLAND, OREGON 97204-1268


                               - TRANSFER AGENT -
                          LIBERTY FUNDS SERVICES, INC.
                                  P.O. BOX 8081
                        BOSTON, MASSACHUSETTS 02266-8081


                                               CMC-02/8430-0703 (09/03) C-03/025


This information must be preceded or accompanied by a current prospectus. Please read it carefully before investing. The manager's views contained in this report are subject to change at any time, based on market and other considerations. Portfolio changes should not be considered recommendations for action by individual investors.

Fund distributed by Columbia Financial Center, Inc., 1301 SW Fifth Avenue, Portland, Oregon 97201

[COLUMBIA MANAGEMENT GROUP(SM) LOGO]
A FLEETBOSTON FINANCIAL COMPANY


CMG ENHANCED S&P 500(R) INDEX FUND
CMG MID CAP GROWTH FUND
CMG MID CAP VALUE FUND
CMG SMALL/MID CAP FUND
CMG SMALL CAP GROWTH FUND
CMG SMALL CAP VALUE FUND
CMG INTERNATIONAL STOCK FUND
PORTFOLIOS OF CMG FUND TRUST


ANNUAL REPORT
JULY 31, 2003


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

ADVISED BY COLUMBIA MANAGEMENT ADVISORS, INC.

                       CMG ENHANCED S&P 500(R) INDEX FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

We are pleased to provide you with an investment review of CMG Enhanced S&P(R) 500 Index Fund. The fund returned 7.30% from its inception on May 5, 2003 through July 31, 2003, outpacing the S&P 500 Index, which returned 6.94% for the same period. During this initial period, performance was helped as cash flowed into the fund and was invested in a rising market.

The stock market gained ground during the period with the easing of some of the uncertainty surrounding the war in Iraq. The Federal Reserve Board's policy of continued low interest rates, combined with the tax cuts passed by Congress, set the stage for continued economic growth and provided a positive environment for equity markets.

As an enhanced index fund, we seek to outperform the S&P 500 through focused stock selection. As such, the portfolio is similar to the S&P 500 in industry weightings and market capitalization; however, it will generally hold from 150 to 250 names as compared to the 500 holdings of the S&P 500. As of July 31, 2003, the fund had 221 names. Our goal is to identify the most attractive stocks in each category, using a combination of proprietary, fundamental and systematic research. Using a well-defined, disciplined investment process, we thoroughly evaluate the cost to add a good name to the portfolio and remove a stale one. Individual weightings of any particular name is generally no more than 50 basis points, or one half of one percent, higher or lower than that stock's weighting in the S&P 500 Index. Maintaining low turnover and minimizing transaction costs are key parts of our investment strategy.

During this startup phase of less than three months, it is difficult to identify specific stocks that helped or hurt performance. The opportunity to build a new portfolio in a rising market worked to our benefit. Moving forward, our strategy is to favor high quality companies with strong balance sheets and income statements that still have reasonable relative valuations. We look for companies that have some characteristic that gives them an edge over their competitors. This could be a management change or a new product lineup, as reflected in an earnings revision, earnings surprise or a trend of starting to outperform their peers.

This is a core fund with many characteristics of the S&P 500 Index, including modest relative risk. We will continue to focus on high quality, reasonably valued stocks that we believe will deliver superior performance. In a market where lower quality speculative stocks take the lead, this fund is unlikely to keep up, but we believe the coming months are more likely to bring strong, broad-based economic growth. The fund is positioned to benefit from these conditions.

The fund's top ten holdings as of July 31, 2003 were:

                                                    (%)
     Microsoft                                      3.4
     Pfizer                                         3.3
     General Electric                               2.5
     Citigroup                                      2.5
     Exxon Mobil                                    2.4
     Johnson & Johnson                              2.2
     Wal-Mart                                       2.1
     Intel                                          2.1
     Bank of America                                1.8
     Merck & Co                                     1.6

We appreciate your investment in the CMG Enhanced S&P 500(R) Index Fund.

The Columbia Investment Team
July 31, 2003

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE INVESTMENT RESULTS. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale.

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weightings within the portfolio may change as market conditions change.

The primary risk involved with investing in the fund includes equity risk, market risk and tracking error risk. Unlike the S&P 500 Index, the fund incurs administrative expenses and transaction costs in trading stocks. The composition of the S&P 500 Index and the stocks held by the fund will diverge.

[CHART]

GROWTH OF A $10,000 INVESTMENT, MAY 5, 2003 TO JULY 31, 2003

            CMG ENHANCED S&P 500(R) INDEX FUND    S&P 500 INDEX
 5/5/2003                             $ 10,000         $ 10,000
5/31/2003                             $ 10,510         $ 10,376
6/30/2003                             $ 10,540         $ 10,509
7/31/2003                             $ 10,730         $ 10,694

CUMULATIVE RETURN (%), PERIOD ENDED JULY 31, 2003

                                                              INCEPTION         LIFE
CMG Enhanced S&P 500(R) Index Fund                              5/5/03          7.30
S&P 500 Index                                                                   6.94

CUMULATIVE RETURN (%), PERIOD ENDED JUNE 30, 2003

                                                              INCEPTION         LIFE
CMG Enhanced S&P 500(R) Index Fund                              5/5/03          5.40
S&P 500 Index                                                                   5.08

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return performance is illustrated for the periods ended July 31, 2003.

The S&P 500 Index is an unmanaged index of 500 widely held, large capitalization US stocks. Unlike the fund, the index is not an investment, does not incur fees or expenses and is not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Index performance is from May 5, 2003.

                             CMG MID CAP GROWTH FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

We are pleased to provide you with an investment review of the CMG Mid Cap Growth Fund. The fund returned 9.30% from its inception on May 5, 2003 through July 31, 2003. That was lower than the Russell Midcap Growth Index, which returned 12.66% during the same period. The fund's underweight in low-quality technology stocks, which were the period's star performers, and an overweight in energy stocks, which trailed the broader market, detracted from performance.

As the cloud of uncertainty that had surrounded the build-up to war in Iraq lifted in May, both the US economy and stock markets strengthened. Lower interest and tax rates created a more favorable environment for investors, who shifted towards riskier segments of the stock market, such as technology. As a result, this sector was one of the period's best performers.

The fund missed out on some of the strong gains delivered by speculative technology issues because of its emphasis on high-quality technology companies with established earnings. These speculative stocks were the sector's leading performers early in the period. However, by the end of the period some of these low-quality issues started to cool off and the fund made up some lost ground. Within the technology sector, the fund's bottom-up research process helped us identify companies with reasonable valuations and above-average earnings growth, such as Amdocs and VERITAS Software (1.5% and 1.5% of net assets, respectively). Although neither stock was a stand-out during the period, we own them for their long-term growth potential.

As valuations on technology stocks moved higher in July, we took some profits from some of our holdings but held our technology weight steady by adding selectively to our position. We believe that at their current price levels, many technology stocks reflect expectations for a significant improvement in the economy and in earnings. During the third quarter, which has historically been weak for technology stocks, we are taking a cautious approach with this sector.

Strong stock selection and an overweight position in health care also contributed positively to performance during the period. Among the portfolio's best performers were Caremark Rx, a pharmacy benefits manager; Barr Laboratories, a generic drug company; and Gilead Sciences, a biotechnology company (3.4%, 2.4% and 0.9% of net assets, respectively). We believe that both generic drug and biotech companies have the potential to generate attractive earnings as more branded names lose their patent protection and as legislators work to expand Medicare prescription benefits.

We are optimistic that the economy is on the road to recovery, thanks to fiscal and monetary policy measures that have been taken to stimulate growth. As a result, we have emphasized industrial, technology, telecommunications and consumer stocks within the fund--all sectors that we believe would benefit from a stronger economy. In choosing stocks, we remain focused on companies that demonstrate the ability to generate above-average earnings and cash flow over the long term. The result is a carefully constructed portfolio of mid-cap growth stocks highly diversified across market sectors.

The fund's top ten holdings as of July 31, 2003 were:

                                                    (%)
     Caremark Rx                                    3.4
     WellPoint Health Networks                      2.8
     Barr Laboratories                              2.4
     Electronic Arts                                2.1
     Univision Communications                       2.1
     AmerisourceBergen                              2.0
     UnitedHealth Group                             1.8
     Microchip Technology                           1.8
     BJ Services                                    1.7
     Williams-Sonoma                                1.6

We appreciate your investment in the CMG Mid Cap Growth Fund.

The Columbia Investment Team
July 31, 2003

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE INVESTMENT RESULTS. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale.

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weightings within the portfolio may change as market conditions change.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

[CHART]

GROWTH OF A $10,000 INVESTMENT, MAY 5, 2003 TO JULY 31, 2003

                CMG MID CAP GROWTH FUND     RUSSELL MIDCAP GROWTH INDEX
 5/5/2003                      $ 10,000                        $ 10,000
5/31/2003                      $ 10,580                        $ 10,675
6/30/2003                      $ 10,730                        $ 10,828
7/31/2003                      $ 10,930                        $ 11,266

CUMULATIVE RETURN (%), PERIOD ENDED JULY 31, 2003

                                                              INCEPTION         LIFE
CMG Mid Cap Growth Fund                                         5/5/03          9.30
Russell Midcap Growth Index                                                    12.66

CUMULATIVE RETURN (%), PERIOD ENDED JUNE 30, 2003

                                                              INCEPTION         LIFE
CMG Mid Cap Growth Fund                                         5/5/03          7.30
Russell Midcap Growth Index                                                     8.77

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap Growth Index is a market-weighted index that measures performance of the smallest 800 companies of the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, an index is not an investment, does not incur fees and is not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Index performance is from May 5, 2003.

                             CMG MID CAP VALUE FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

We are pleased to provide you with an investment review of the CMG Mid Cap Value Fund. The fund returned 6.90% from its inception on May 5, 2003 through July 31, 2003. It trailed the Russell Midcap Value Index, which returned 11.62% during the same period. The fund's focus on stable, less risky value stocks restrained performance as more aggressive stocks did particularly well during this period. Comparative returns were also hampered by the fact that fund assets were not fully invested during the initial startup period of the fund when markets began to rally.

As the period began, expectations for economic recovery fueled a strong rally in the stock market. Investors responded favorably to the relatively swift end to the major fighting in Iraq, low interest rates and increasing consumer confidence. Reductions in dividend and capital gains tax rates further buoyed the market.

With investors demonstrating an increased appetite for risk, aggressive, volatile stocks were the top performers. Among the biggest gainers were technology stocks and companies with high amounts of debt on their balance sheets. As a result, our stock selection in the technology sector hurt the fund's relative performance because we favored more stable, financially sound companies. Further, the fund's performance was hurt by Six Flags, a theme park operator, and Newell Rubbermaid, which makes a wide variety of consumer products (0.4% and 1.0% of net assets, respectively). At Six Flags, unseasonably wet weather and a sluggish economy resulted in lower than expected park attendance and cash flow. Newell Rubbermaid revised downward its outlook for earnings and cash flow for the year citing, among other things, retailer inventory reductions, pricing pressure in certain businesses and poor performance in others. Our slightly overweight allocation in energy also reduced relative returns. After a strong run earlier in the year, energy stocks were the worst performers in the index during the period.

Industrial stocks Navistar International and Ingersoll-Rand (1.6% and 1.2% of net assets respectively) were top performers as investors began to feel more confident that business spending was picking up. Navistar is a leading heavy-duty truck producer and Ingersoll-Rand manufactures refrigeration, construction and industrial equipment. On the consumer side, our strongest gain came from Federated Department Stores Inc. (2.1% of net assets). Gradually improving trends in the country's largest upscale department store operator gave investors confidence that the company was well positioned to benefit from an ongoing economic recovery.

Our strategy is to focus on identifying well-managed companies in good or improving businesses with attractive valuations. We are bottom-up, research-intensive investors who believe in visiting the companies we invest in to see operations firsthand. We generally run a fairly concentrated portfolio of about 100 securities. As of July 31, 2003, we had 98 holdings, and common stocks made up 94.8% of the portfolio.

We believe that the pendulum favoring aggressive stocks may have swung too far, and that the market could rotate back to the higher quality names that the fund tends to favor. Longer term, we believe that a lower capital gains tax rate is likely to benefit stocks. More important, a reduction in taxes on dividends should benefit value stocks disproportionately, as historically they have tended to pay higher dividends than growth stocks.

The fund's top ten holdings as of July 31, 2003 were:

                                                    (%)
     Golden West Financial                          2.8
     Dean Foods                                     2.4
     XTO Energy                                     2.3
     Federated Department Stores                    2.1
     First Health Group                             1.8
     Brinker International                          1.7
     TJX                                            1.7
     Avon Products                                  1.6
     Amphenol                                       1.6
     Navistar International                         1.6

We appreciate your investment in the CMG Mid Cap Value Fund.

The Columbia Investment Team
July 31, 2003

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE INVESTMENT RESULTS. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale.

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weightings within the portfolio may change as market conditions change.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

[CHART]

GROWTH OF A $10,000 INVESTMENT, MAY 5, 2003 TO JULY 31, 2003

               CMG MID CAP VALUE FUND     RUSSELL MIDCAP VALUE INDEX
 5/5/2003                    $ 10,000                       $ 10,000
5/31/2003                    $ 10,320                       $ 10,750
6/30/2003                    $ 10,370                       $ 10,825
7/31/2003                    $ 10,690                       $ 11,162

CUMULATIVE RETURN (%), PERIOD ENDED JULY 31, 2003

                                                              INCEPTION         LIFE
CMG Mid Cap Value Fund                                          5/5/03          6.90
Russell Midcap Value Index                                                     11.62

CUMULATIVE RETURN (%), PERIOD ENDED JUNE 30, 2003

                                                              INCEPTION         LIFE
CMG Mid Cap Value Fund                                          5/5/03          3.70
Russell Midcap Value Index                                                      8.25

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap Value Index is an unmanaged index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. Unlike the fund, an index is not an investment, does not incur fees and is not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Index performance is from May 5, 2003.

                             CMG SMALL/MID CAP FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

We are pleased to provide you with an investment review of CMG Small/Mid Cap Fund. The Board of Trustees approved the change of the fund's fiscal year end from October 31 to July 31. As a result, this report covers the nine-month period since the last annual report. The next report you will receive will be a report for the six-month period through January 2004.

The fund returned 19.25% for the nine-month period ended July 31, 2003. For the same period, the Russell 2500 Index returned 27.24%, while the Russell 2500 Growth Index returned 29.74%. The fund underperformed these indices because it was underweight in the strong-performing technology sector, especially among lower-quality technology stocks that lacked a predictable earnings stream.

The stock market began to move up early in the period, then backed off as worries about SARS (severe acute respiratory syndrome), a build-up to war in Iraq and a weak US economy discouraged investors. In May, when the major military campaign in Iraq was declared over and first-quarter corporate earnings were better than expected, stocks began a strong rally. Small and mid-cap stocks did better, in general, than large cap stocks.

Within the technology sector, we emphasized high quality stocks--companies with earnings that were not dependent on an economic recovery. Unfortunately, these stocks underperformed lower-quality stocks through June. In July, investors began to grow wary of the high valuations on many of technology's strongest performers, and higher-quality technology stocks began to gain ground. We increased our technology exposure during the period. However, we continued to focus on high-quality companies because we believe they have the long-term potential to do well.

An overweight position in energy hurt the fund. Although energy performed well at the beginning of the period, it fell behind during the summer rally by a significant margin. Finally, in the consumer discretionary sector, an overweight position in media stocks hurt performance. We had emphasized media because it tends to do well in a strengthening economy. But a solid recovery has yet to materialize, and media stocks were in general weak performers during the period.

By contrast, strong stock selection in health care helped returns. We avoided hospitals, which suffered from decreased volumes related to the weak flu season and concerns about Medicare reimbursements. The fund owned some smaller health care companies, which performed particularly well. These included health maintenance organizations (HMOs), biotechnology companies, pharmacy benefit managers (PBMs), and specialty and generic pharmaceuticals.

Although the painful bear market of the past three years may finally be over, valuations are no longer cheap. We believe they already reflect expectations for a full economic recovery. We have positioned the fund in anticipation of recovery, with an emphasis on economically-sensitive sectors such as technology and industrials. However, until we actually see economic improvement--and a big improvement in corporate earnings--we are cautious about raising our stake in these economically-sensitive sectors and lowering our exposure to defensive investments, such as health care.

The fund's top ten holdings as of July 31, 2003 were:

                                                    (%)
     Caremark Rx                                    2.7
     Amphenol                                       2.3
     Barr Laboratories                              2.3
     Education Management                           2.1
     Electronic Arts                                2.1
     WellPoint Health Networks                      2.1
     DaVita                                         1.9
     Microchip Technology                           1.8
     Univision Communications                       1.8
     Mid Atlantic Medical Services                  1.7

We appreciate your continued confidence in the CMG Small/Mid Cap Fund.

The Columbia Investment Team
July 31, 2003

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE INVESTMENT RESULTS. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale.

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee that the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weightings within the portfolio may change as market conditions change.

Investing in small-cap stocks and mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

[CHART]

GROWTH OF A $10,000 INVESTMENT, DECEMBER 1, 2000 TO JULY 31, 2003

                CMC SMALL/MID CAP FUND     RUSSELL 2500 INDEX      RUSSELL 2500 GROWTH INDEX
11/30/2000                    $ 10,000               $ 10,000                      $ 10,000
12/31/2000                    $ 10,830               $ 10,861                      $ 10,620
 1/31/2001                    $ 10,780               $ 11,218                      $ 11,308
 2/28/2001                    $  9,480               $ 10,496                      $  9,563
 3/31/2001                    $  8,650               $  9,920                      $  8,506
 4/30/2001                    $  9,689               $ 10,796                      $  9,802
 5/31/2001                    $  9,710               $ 11,120                      $ 10,086
 6/30/2001                    $  9,640               $ 11,278                      $ 10,314
 7/31/2001                    $  9,290               $ 10,875                      $  9,554
 8/31/2001                    $  8,730               $ 10,518                      $  8,919
 9/30/2001                    $  7,659               $  9,157                      $  7,522
10/31/2001                    $  7,999               $  9,630                      $  8,264
11/30/2001                    $  8,499               $ 10,409                      $  8,978
12/31/2001                    $  8,900               $ 10,993                      $  9,470
 1/31/2002                    $  8,650               $ 10,857                      $  9,065
 2/28/2002                    $  8,290               $ 10,667                      $  8,505
 3/31/2002                    $  8,740               $ 11,404                      $  9,190
 4/30/2002                    $  8,580               $ 11,376                      $  8,885
 5/31/2002                    $  8,420               $ 11,042                      $  8,438
 6/30/2002                    $  7,840               $ 10,420                      $  7,662
 7/31/2002                    $  7,081               $  9,177                      $  6,710
 8/31/2002                    $  7,030               $  9,204                      $  6,709
 9/30/2002                    $  6,690               $  8,475                      $  6,202
10/31/2002                    $  6,960               $  8,751                      $  6,559
11/30/2002                    $  7,270               $  9,465                      $  7,168
12/31/2002                    $  6,870               $  9,038                      $  6,715
 1/31/2003                    $  6,890               $  8,797                      $  6,569
 2/28/2003                    $  6,770               $  8,586                      $  6,416
 3/31/2003                    $  6,860               $  8,668                      $  6,501
 4/30/2003                    $  7,271               $  9,440                      $  7,068
 5/31/2003                    $  7,881               $ 10,368                      $  7,817
 6/30/2003                    $  8,060               $ 10,566                      $  7,978
 7/31/2003                    $  8,300               $ 11,134                      $  8,509

AVERAGE ANNUAL TOTAL RETURN (%), PERIOD ENDED JULY 31, 2003

                                                  9-MONTH
                                 INCEPTION      (CUMULATIVE)      1-YEAR       LIFE
CMG Small/Mid Cap Fund            12/1/00           19.25          17.23      -6.75
Russell 2500 Index                                  27.24          21.34       4.11
Russell 2500 Growth Index                           29.74          26.79      -5.88

AVERAGE ANNUAL TOTAL RETURN (%), PERIOD ENDED JUNE 30, 2003

                                                  9-MONTH
                                 INCEPTION      (CUMULATIVE)      1-YEAR       LIFE
CMG Small/Mid Cap Fund            12/1/00           20.48           2.81      -8.02
Russell 2500 Index                                  24.68           1.41       2.16
Russell 2500 Growth Index                           28.63           4.11      -8.38

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500 Index is an unmanaged index generally considered representative of the market for small and mid cap stocks. The Russell 2500 Growth Index, also an unmanaged index, measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not investments, do not incur fees or expenses, and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Index performance is from November 30, 2000.

                            CMG SMALL CAP GROWTH FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

We are pleased to provide you with an investment review of the CMG Small Cap Growth Fund. The fund returned 15.30% from its inception on May 5, 2003 through July 31, 2003. The fund underperformed the Russell 2000 Growth Index, which returned 18.93% for the period. Our strategy of focusing on companies with healthy balance sheets, attractive business models and strong management teams led to positive stock selection across a variety of sectors.

During the spring and early summer, equities made strong headway, as investors became more convinced that lower interest rates and lower tax rates would help the economy recover. The official end of the major combat phase of the war with Iraq gave a further boost to the market. Small-cap growth stocks, which typically respond more quickly to an improving economy than larger-cap names, led the market's advance. Economically sensitive technology stocks, as well as more speculative and low-priced micro-cap stocks, did particularly well.

Technology stocks were some of our best performers. Most notable was Brooks Automation (1.3% of net assets), a leading supplier of factory automation equipment for semiconductor manufacturers. The company benefited from cost reductions and expert execution of its business plan in preparation of a growing market. We also had a sizable stake in the health care sector. Our top performers included LifePoint Hospitals, which operates rural hospitals; Telik, a biotechnology company, and WellChoice, a managed care company in New York (0.5%, 0.6% and 0.7% of net assets, respectively).

As the period progressed, we added to our investment in the consumer discretionary sector. We believe that low interest rates and lower tax rates will benefit consumer spending. One of our largest positions and best performers was Station Casinos (1.5% of net assets), a casino operator that rallied as consumers increased spending on leisure activities. We also benefited from owning Red Robin Gourmet Burgers (0.2% of net assets), a casual dining restaurant chain whose stock rallied after being added to the Russell 2000 Growth Index. PETCO Animal Supplies (1.3% of net assets) also posted strong gains as it increased its share of the pet-supply market, expanded its store base and improved its profit margins.

Energy stocks detracted from performance. We focused on companies that would benefit from tight natural gas supplies coupled with growing demand and high commodity prices. Unfortunately, the cool spring and the ability of many industrial users to shift to lower-priced fuel sources hurt prospects for many companies, including Tom Brown and St. Mary Land & Exploration, two exploration and production companies (0.4% and 0.7% of net assets, respectively).

Going forward, we expect continued low interest rates and stimulative fiscal and monetary policies to bolster economic growth. As companies become more optimistic in their outlooks, we also expect hiring and spending to increase. Economic acceleration typically bodes well for small-cap growth companies. As we see more evidence of economic improvement, we are allocating more assets into the cyclical technology and consumer discretionary sectors, while maintaining diversification across a range of industries. Our focus will remain on companies with strong management, healthy balance sheets and competitive market positions--characteristics that we believe have the potential to generate superior long-term returns.

The fund's top ten holdings as of July 31, 2003 were:

                                                    (%)
     Station Casinos                                1.5
     Jarden                                         1.5
     Advance Auto Parts                             1.4
     Serologicals                                   1.4
     PETCO Animal Supplies                          1.3
     Maverick Tube                                  1.3
     Brooks Automation                              1.3
     Investors Financial Services                   1.3
     Entegris                                       1.2
     Integra LifeSciences                           1.2

We appreciate your investment in the CMG Small Cap Growth Fund.

The Columbia Investment Team
July 31, 2003

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE INVESTMENT RESULTS. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale.

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee that the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weightings within the portfolio may change as market conditions change.

Investing in small-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

[CHART]

GROWTH OF A $10,000 INVESTMENT, MAY 5, 2003 TO JULY 31, 2003

               CMG SMALL CAP GROWTH FUND      RUSSELL 2000 GROWTH INDEX
 5/5/2003                       $ 10,000                       $ 10,000
5/31/2003                       $ 10,750                       $ 10,848
6/30/2003                       $ 11,010                       $ 11,057
7/31/2003                       $ 11,530                       $ 11,893

CUMULATIVE RETURN (%), PERIOD ENDED JULY 31, 2003

                                                              INCEPTION         LIFE
CMG Small Cap Growth Fund                                       5/5/03         15.30
Russell 2000 Growth Index                                                      18.93

CUMULATIVE RETURN (%), PERIOD ENDED JUNE 30, 2003

                                                              INCEPTION         LIFE
CMG Small Cap Growth Fund                                       5/5/03         10.10
Russell 2000 Growth Index                                                      10.57

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not investments, do not incur fees and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Index performance is from May 5, 2003.

                            CMG SMALL CAP VALUE FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

We are pleased to provide you with an investment review of the CMG Small Cap Value Fund. The fund returned 12.90% from its inception on May 5, 2003 through July 31, 2003. The fund underperformed the Russell 2000 Value Index, which returned 15.40% for the period. The fund benefited from an emphasis on economically-sensitive sectors, as well as strong stock selection. We focused on small-cap stocks with relatively inexpensive valuations and solid financial conditions, including low levels of debt, high cash positions and favorable earnings prospects.

Stocks rallied during late spring and early summer, buoyed by relief that the major combat phase of the war with Iraq was declared over and the economic outlook was improving. As investors became more optimistic and less risk averse, small-cap stocks outpaced larger-cap names. The fund benefited as small-cap stocks rallied across most sectors. Our bias toward higher-quality companies slightly hampered the fund's returns early on when beaten-down, lower-quality stocks posted the strongest gains. However, the fund benefited in June and July, as investors became more sensitive to earnings prospects and began moving back toward the higher-quality types of stocks we favor.

We positioned the fund to reflect our expectations that the economy would continue to advance and interest rates would start to rise. A sizable concentration in the economically sensitive technology sector bolstered performance, as many of our software, semiconductor, hardware and information technology service holdings posted strong returns. We avoided lower-quality technology companies.

We also focused on the consumer discretionary and industrials sectors, which tend to benefit from an improving economy. Our consumer discretionary stocks included retailers, restaurants, entertainment, automotive and clothing manufacturers. Many generated strong returns as optimism increased and consumer spending remained strong. Our industrial investments, which ranged from machinery and transportation companies to business services companies, also contributed positively to performance. Strong stock selection in other sectors that represented smaller stakes in the portfolio also helped returns. Within health care, investments in health management organizations (HMOs) and selected nursing homes did particularly well as profits rose. The fund also benefited from strong returns in the energy and utilities sectors.

We had a large stake in financials, but avoided both thrifts--financial institutions that lend primarily to homeowners--and real estate investment trusts (REITs). We expect thrifts to lag as interest rates move up and mortgage refinancing activity slows. REITs also looked less attractive to us, given recent tax law changes. Our decision to keep a somewhat lighter-than-normal position in financials helped performance as the sector trailed the overall market. The fund also benefited from strong stock picks within the sector, especially among banks and insurers.

Looking ahead, we are optimistic about the prospects for small-cap stocks. Despite the recent rally, we believe small-cap valuations remain attractive relative to large caps. In addition, we believe the economy is still in the early stages of a recovery, which is positive for small-cap stocks. As long as valuations remain attractive, we plan to remain biased toward economically-sensitive sectors. However, we will maintain our disciplined strategy, focusing on value-priced stocks of companies in strong financial condition, which we believe offer the best potential for attractive long-term returns.

The fund's top ten holdings as of July 31, 2003 were:

                                                    (%)
     Peabody Energy                                 1.3
     Cytec Industries                               1.1
     Cash America International                     1.1
     MPS Group                                      1.0
     CH Energy Group                                0.9
     Imagistics International                       0.9
     Northeast Utilities                            0.9
     PacifiCare Health Systems                      0.8
     Delphi Financial Group                         0.8
     Corn Products International                    0.8

We appreciate your investment in the CMG Small Cap Value Fund.

The Columbia Investment Team
July 31, 2003

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE INVESTMENT RESULTS. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale.

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weightings within the portfolio may change as market conditions change.

Investing in small-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

[CHART]

GROWTH OF A $10,000 INVESTMENT, MAY 5, 2003 TO JULY 31, 2003

                CMG SMALL CAP VALUE FUND      RUSSELL 2000 INDEX     RUSSELL 2000  VALUE INDEX
 5/5/2003                       $ 10,000                $ 10,000                      $ 10,000
5/31/2003                       $ 10,510                $ 10,828                      $ 10,808
6/30/2003                       $ 10,720                $ 11,024                      $ 10,991
7/31/2003                       $ 11,290                $ 11,714                      $ 11,540

CUMULATIVE RETURN (%), PERIOD ENDED JULY 31, 2003

                                                              INCEPTION        LIFE
CMG Small Cap Value Fund                                        5/5/03         12.90
Russell 2000 Index                                                             17.14
Russell 2000 Value Index                                                       15.40

CUMULATIVE RETURN (%), PERIOD ENDED JUNE 30, 2003

                                                              INCEPTION        LIFE
CMG Small Cap Value Fund                                        5/5/03          7.20
Russell 2000 Index                                                             10.24
Russell 2000 Value Index                                                        9.91

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000 Index is an unmanaged market capitalization weighted index that tracks the performance of 2000 small companies. The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. Unlike the fund, indices are not investments, do not incur fees and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Index performance is from May 5, 2003.

                          CMG INTERNATIONAL STOCK FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

We are pleased to provide you with an investment review of CMG International Stock Fund. The Board of Trustees approved the change of the fund's fiscal year end from October 31 to July 31. As a result, this report covers the nine-month period since the last annual report. The next report you will receive will be a report for the six-month period through January 2004.

For the nine-month period ended July 31, 2003, the fund returned 11.39%. The fund's return trailed the 15.68% return of the MSCI AC World Free ex-US Index. The fund's underweight in Europe, particularly Germany, was the main reason for its weak performance relative to the index.

The market environment for international stocks changed dramatically over the nine-month reporting period. The first half of the period was clouded by the buildup to war in Iraq, the outbreak of SARS (severe acute respiratory syndrome) and sluggish global economic growth. In this environment, major central banks trimmed interest rates in an effort to boost economic growth. In the final four months of the reporting period, economic data improved as lower interest rates began to do their work, and some of the geopolitical issues that weighed heavily on the markets earlier appeared to be under control. As a result, many markets moved higher.

Germany was a particularly strong late-period performer, as investors showed their approval of the government's plans to accelerate tax cuts that had been scheduled for 2005. Lower taxes would put more disposable income into consumer's pockets. Because we believe the long-term prospects for Germany are becoming favorable, we have begun adding German stocks to the portfolio. For example, we purchased Allianz, Germany's leading insurance company, and Puma, an athletic shoe manufacturer (1.7% and 0.7% of net assets, respectively). While we reduced investments in the United Kingdom (UK) in order to invest in Germany, the UK continued to account for the largest country allocation in the portfolio. Investments in the UK made a positive contribution to performance.

Our outlook toward Japan became more positive during the period. Interest rates have declined for 20 years in Japan, but we believe they may have bottomed in June--a healthy sign for the financial markets. We also began seeing better profit growth from companies that had undertaken restructuring programs over the past two years. As a result, we increased our position in Japan. We returned to the financial sector for the first time in many years and invested in UFJ Holdings, Inc., a large Japanese bank (0.3% of net assets). We also added Nissan Motor and Matsushita Electric Industrial, which makes Panasonic brand products (0.4% and 2.0% of net assets, respectively).

In addition to Japan, the fund had a sizeable position in Thailand, which benefited the fund's relative performance. The country's low interest rates have sparked a pick-up in consumer spending. Also, stock valuations remain attractive and profit growth appears robust. Emphasizing the consumer area, we added Big C Supercenter, a large retailer, and Land and Houses, the leading residential construction company (0.4% and 0.7% of net assets, respectively.)

On a sector basis, we emphasized generic pharmaceutical companies in the portfolio. Our investments in Teva Pharmaceutical Industries in Israel and Ranbaxy Laboratories in India (1.4% and 0.6% of net assets, respectively) benefited the fund's return.

As we look ahead to the second half of 2003, we believe that global economies are experiencing a synchronous recovery, brought about by support from leading central banks and aggressive monetary policies. We have already begun to take advantage of opportunities in Germany and Japan and will continue to seek investments in other areas that we believe could benefit from an improving global economy.

The fund's top ten holdings and countries as of July 31, 2003 were:

     HOLDINGS                                       (%)
     Vodafone Group                                 2.6
     Credit Suisse                                  2.2
     BP PLC                                         2.0
     Matsushita Electric                            2.0
     Novartis                                       1.7
     ING Groep                                      1.7
     Telefonica                                     1.7
     Allianz                                        1.7
     Amadeus Global Travel                          1.6
     Pearson                                        1.6

     COUNTRIES                                      (%)
     United Kingdom                                23.2
     Japan                                         19.5
     Spain                                          7.2
     France                                         6.6
     Switzerland                                    5.4
     Netherlands                                    4.5
     Italy                                          4.3
     Germany                                        4.1
     United States                                  4.1
     Thailand                                       3.9

We appreciate your continued confidence in the CMG International Stock Fund.

The Columbia Investment Team
July 31, 2003

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE INVESTMENT RESULTS. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale.

Holdings and country breakdowns are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weightings within the portfolio may change as market conditions change.

There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

[CHART]

GROWTH OF A $10,000 INVESTMENT, FEBRUARY 1, 1994 TO JULY 31, 2003

              CMG INTERNATIONAL STOCK FUND     MSCI EAFE INDEX   MSCI AC WORLD FREE EX-US INDEX
 1/31/1994                        $ 10,000            $ 10,000                         $ 10,000
 2/28/1994                        $ 10,058            $  9,972                         $  9,924
 3/31/1994                        $  9,622            $  9,542                         $  9,469
 4/30/1994                        $  9,735            $  9,947                         $  9,791
 5/31/1994                        $  9,600            $  9,890                         $  9,793
 6/30/1994                        $  9,690            $ 10,030                         $  9,863
 7/31/1994                        $  9,687            $ 10,126                         $ 10,024
 8/31/1994                        $  9,962            $ 10,366                         $ 10,361
 9/30/1994                        $  9,603            $ 10,039                         $ 10,104
10/31/1994                        $  9,877            $ 10,374                         $ 10,375
11/30/1994                        $  9,395            $  9,875                         $  9,875
12/31/1994                        $  9,243            $  9,937                         $  9,853
 1/31/1995                        $  8,568            $  9,555                         $  9,405
 2/28/1995                        $  8,443            $  9,528                         $  9,354
 3/31/1995                        $  8,768            $ 10,122                         $  9,883
 4/30/1995                        $  8,951            $ 10,503                         $ 10,268
 5/31/1995                        $  8,838            $ 10,378                         $ 10,222
 6/30/1995                        $  8,805            $ 10,196                         $ 10,081
 7/31/1995                        $  9,368            $ 10,831                         $ 10,653
 8/31/1995                        $  9,236            $ 10,419                         $ 10,283
 9/30/1995                        $  9,436            $ 10,622                         $ 10,459
10/31/1995                        $  9,316            $ 10,336                         $ 10,180
11/30/1995                        $  9,500            $ 10,623                         $ 10,419
12/31/1995                        $  9,753            $ 11,052                         $ 10,832
 1/31/1996                        $  9,924            $ 11,097                         $ 10,980
 2/29/1996                        $  9,924            $ 11,135                         $ 10,980
 3/31/1996                        $ 10,309            $ 11,371                         $ 11,185
 4/30/1996                        $ 10,657            $ 11,702                         $ 11,524
 5/31/1996                        $ 10,812            $ 11,486                         $ 11,351
 6/30/1996                        $ 11,038            $ 11,551                         $ 11,409
 7/31/1996                        $ 10,546            $ 11,213                         $ 11,030
 8/31/1996                        $ 10,711            $ 11,238                         $ 11,094
 9/30/1996                        $ 10,950            $ 11,537                         $ 11,370
10/31/1996                        $ 10,869            $ 11,419                         $ 11,256
11/30/1996                        $ 11,243            $ 11,874                         $ 11,690
12/31/1996                        $ 11,389            $ 11,720                         $ 11,555
 1/31/1997                        $ 11,387            $ 11,310                         $ 11,342
 2/28/1997                        $ 11,664            $ 11,496                         $ 11,550
 3/31/1997                        $ 11,754            $ 11,537                         $ 11,525
 4/30/1997                        $ 12,017            $ 11,598                         $ 11,622
 5/31/1997                        $ 12,705            $ 12,353                         $ 12,340
 6/30/1997                        $ 13,301            $ 13,034                         $ 13,022
 7/31/1997                        $ 13,691            $ 13,245                         $ 13,285
 8/31/1997                        $ 12,716            $ 12,256                         $ 12,239
 9/30/1997                        $ 13,581            $ 12,942                         $ 12,901
10/31/1997                        $ 12,551            $ 11,947                         $ 11,803
11/30/1997                        $ 12,501            $ 11,825                         $ 11,656
12/31/1997                        $ 12,549            $ 11,928                         $ 11,790
 1/31/1998                        $ 12,632            $ 12,473                         $ 12,142
 2/28/1998                        $ 13,175            $ 13,274                         $ 12,952
 3/31/1998                        $ 13,781            $ 13,683                         $ 13,400
 4/30/1998                        $ 14,165            $ 13,791                         $ 13,497
 5/31/1998                        $ 14,395            $ 13,723                         $ 13,253
 6/30/1998                        $ 14,327            $ 13,827                         $ 13,202
 7/31/1998                        $ 14,363            $ 13,967                         $ 13,328
 8/31/1998                        $ 12,638            $ 12,236                         $ 11,449
 9/30/1998                        $ 11,715            $ 11,861                         $ 11,207
10/31/1998                        $ 12,397            $ 13,097                         $ 12,380
11/30/1998                        $ 13,375            $ 13,767                         $ 13,045
12/31/1998                        $ 14,078            $ 14,310                         $ 13,495
 1/31/1999                        $ 14,741            $ 14,267                         $ 13,480
 2/28/1999                        $ 14,375            $ 13,927                         $ 13,178
 3/31/1999                        $ 14,622            $ 14,508                         $ 13,815
 4/30/1999                        $ 15,038            $ 15,096                         $ 14,506
 5/31/1999                        $ 14,692            $ 14,318                         $ 13,824
 6/30/1999                        $ 15,591            $ 14,877                         $ 14,460
 7/31/1999                        $ 16,105            $ 15,318                         $ 14,800
 8/31/1999                        $ 16,471            $ 15,375                         $ 14,851
 9/30/1999                        $ 16,866            $ 15,530                         $ 14,952
10/31/1999                        $ 17,659            $ 16,113                         $ 15,509
11/30/1999                        $ 19,774            $ 16,672                         $ 16,129
12/31/1999                        $ 22,387            $ 18,169                         $ 17,668
 1/31/2000                        $ 21,220            $ 17,015                         $ 16,708
 2/29/2000                        $ 22,701            $ 17,473                         $ 17,159
 3/31/2000                        $ 22,145            $ 18,151                         $ 17,805
 4/30/2000                        $ 20,137            $ 17,196                         $ 16,811
 5/31/2000                        $ 18,403            $ 16,777                         $ 16,381
 6/30/2000                        $ 19,443            $ 17,433                         $ 17,079
 7/31/2000                        $ 18,434            $ 16,702                         $ 16,404
 8/31/2000                        $ 18,896            $ 16,847                         $ 16,607
 9/30/2000                        $ 17,740            $ 16,027                         $ 15,686
10/31/2000                        $ 17,025            $ 15,649                         $ 15,187
11/30/2000                        $ 16,269            $ 15,062                         $ 14,505
12/31/2000                        $ 17,052            $ 15,597                         $ 15,000
 1/31/2001                        $ 16,874            $ 15,589                         $ 15,225
 2/28/2001                        $ 15,950            $ 14,420                         $ 14,019
 3/31/2001                        $ 14,886            $ 13,458                         $ 13,028
 4/30/2001                        $ 15,798            $ 14,393                         $ 13,914
 5/31/2001                        $ 15,482            $ 13,885                         $ 13,530
 6/30/2001                        $ 14,937            $ 13,317                         $ 13,010
 7/31/2001                        $ 14,468            $ 13,075                         $ 12,721
 8/31/2001                        $ 14,202            $ 12,744                         $ 12,406
 9/30/2001                        $ 12,859            $ 11,453                         $ 11,089
10/31/2001                        $ 13,201            $ 11,746                         $ 11,400
11/30/2001                        $ 13,479            $ 12,180                         $ 11,921
12/31/2001                        $ 13,800            $ 12,252                         $ 12,075
 1/31/2002                        $ 13,241            $ 11,601                         $ 11,558
 2/28/2002                        $ 13,330            $ 11,682                         $ 11,641
 3/31/2002                        $ 13,978            $ 12,370                         $ 12,322
 4/30/2002                        $ 14,040            $ 12,395                         $ 12,353
 5/31/2002                        $ 14,206            $ 12,552                         $ 12,488
 6/30/2002                        $ 13,862            $ 12,053                         $ 11,948
 7/31/2002                        $ 12,731            $ 10,863                         $ 10,783
 8/31/2002                        $ 12,667            $ 10,838                         $ 10,784
 9/30/2002                        $ 11,397            $  9,674                         $  9,641
10/31/2002                        $ 11,841            $ 10,194                         $ 10,158
11/30/2002                        $ 12,298            $ 10,657                         $ 10,647
12/31/2002                        $ 11,824            $ 10,298                         $ 10,303
 1/31/2003                        $ 11,326            $  9,869                         $  9,941
 2/28/2003                        $ 11,186            $  9,643                         $  9,739
 3/31/2003                        $ 11,109            $  9,454                         $  9,550
 4/30/2003                        $ 11,939            $ 10,381                         $ 10,471
 5/31/2003                        $ 12,590            $ 11,010                         $ 11,138
 6/30/2003                        $ 12,833            $ 11,276                         $ 11,446
 7/31/2003                        $ 13,191            $ 11,549*                        $ 11,751*

AVERAGE ANNUAL TOTAL RETURN (%), PERIOD ENDED JULY 31, 2003

                                                    9-MONTH
                                     INCEPTION    (CUMULATIVE)   1-YEAR    5-YEAR        LIFE
CMG International Stock Fund          02/01/94       11.39         3.61     -1.68        2.96
MSCI AC World Free ex-US Index                       15.68         8.98     -2.48        1.72
MSCI EAFE Index                                      13.27         6.30     -3.73        1.53

AVERAGE ANNUAL TOTAL RETURN (%), PERIOD ENDED JUNE 30, 2003

                                                    9-MONTH
                                     INCEPTION    (CUMULATIVE)   1-YEAR    5-YEAR        LIFE
CMG International Stock Fund          02/01/94       12.60        -7.42     -2.18        2.69
MSCI AC World Free ex-US Index                       18.73        -4.19     -2.81        1.45
MSCI EAFE Index                                      16.54        -6.46     -4.00        1.28

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. Past performance does not guarantee future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The MSCI AC (Morgan Stanley Capital International All Country) World Free ex-US Index is an unmanaged index designed to measure equity market performance in the global developed and emerging markets excluding the United States. The MSCI EAFE (Morgan Stanley Capital International Europe, Australasia and Far East) Index is an unmanaged index representing major stock markets in Europe, Australia and the Far East. Unlike the fund, indices are not investments, do not incur fees and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Index performance is from January 31, 1994.

                       CMG ENHANCED S&P 500(R) INDEX FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout the Period)

                                                                           PERIOD
                                                                           ENDED
                                                                          JULY 31,
                                                                          2003 (a)
                                                                         ---------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $   10.00
                                                                         ---------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (b)                                                  0.04
   Net realized and unrealized gain on investments                            0.69
                                                                         ---------
      Total from investment operations                                        0.73
                                                                         ---------

NET ASSET VALUE, END OF PERIOD                                           $   10.73
                                                                         =========

Total return (c)(d)(e)                                                        7.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $   9,134
Ratio of net expenses to average net assets (f)(g)(h)                         0.25%
Ratio of net investment income to average net assets (f)(g)(h)                1.50%
Waiver/reimbursement (g)(h)                                                   1.37%
Portfolio turnover rate (e)                                                      2%

(a) The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value.
(d) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.
(h) Effective March 1, 2003, the investment advisor has contractually agreed to reimburse other expenses of the Fund indefinitely, to the extent that these expenses, together with the advisory fee, exceed 0.25% of the Fund's average daily net assets.

                 See Accompanying Notes to Financial Statements.

                             CMG MID CAP GROWTH FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout the Period)

                                                                           PERIOD
                                                                           ENDED
                                                                          JULY 31,
                                                                          2003 (a)
                                                                         ---------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $   10.00
                                                                         ---------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (b)                                                   (0.01)
   Net realized and unrealized gain on investments                            0.94
                                                                         ---------
      Total from investment operations                                        0.93
                                                                         ---------

NET ASSET VALUE, END OF PERIOD                                           $   10.93
                                                                         =========

Total return (c)(d)(e)                                                        9.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $   2,161
Ratio of net expenses to average net assets (f)(g)(h)                         0.70%
Ratio of net investment loss to average net assets (f)(g)(h)                 (0.44)%
Waiver/reimbursement (g)(h)                                                   3.85%
Portfolio turnover rate (e)                                                     23%

(a) The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value.
(d) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.
(h) Effective March 1, 2003, the investment advisor has contractually agreed to reimburse other expenses of the Fund indefinitely, to the extent that these expenses, together with the advisory fee, exceed 0.70% of the Fund's average daily net assets.

                See Accompanying Notes to Financial Statements.

                             CMG MID CAP VALUE FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout the Period)

                                                                           PERIOD
                                                                           ENDED
                                                                          JULY 31,
                                                                          2003 (a)
                                                                         ---------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $   10.00
                                                                         ---------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (b)                                                  0.01
   Net realized and unrealized gain on investments                            0.68
                                                                         ---------
      Total from investment operations                                        0.69
                                                                         ---------

NET ASSET VALUE, END OF PERIOD                                           $   10.69
                                                                         =========

Total return (c)(d)(e)                                                        6.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $   2,651
Ratio of net expenses to average net assets (f)(g)(h)                         0.70%
Ratio of net investment income to average net assets (f)(g)(h)                0.49%
Waiver/reimbursement (g)(h)                                                   3.61%
Portfolio turnover rate (e)                                                      2%

(a) The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value.
(d) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.
(h) Effective March 1, 2003, the investment advisor has contractually agreed to reimburse other expenses of the Fund indefinitely, to the extent that these expenses, together with the advisory fee, exceed 0.70% of the Fund's average daily net assets.

                 See Accompanying Notes to Financial Statements.

                             CMG SMALL/MID CAP FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                                           PERIOD              YEAR            PERIOD
                                                                            ENDED              ENDED            ENDED
                                                                          JULY 31,          OCTOBER 31,      OCTOBER 31,
                                                                          2003 (a)             2002           2001 (b)
                                                                         ---------          -----------      -----------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $    6.96          $      8.00      $     10.00
                                                                         ---------          -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                                       (0.03)(c)            (0.04)(c)        (0.02)
   Net realized and unrealized gain (loss) on investments                     1.37                (1.00)           (1.98)
                                                                         ---------          -----------      -----------
      Total from investment operations                                        1.34                (1.04)           (2.00)
                                                                         ---------          -----------      -----------

NET ASSET VALUE, END OF PERIOD                                           $    8.30          $      6.96      $      8.00
                                                                         =========          ===========      ===========

Total return (d)(e)                                                          19.25%(f)           (13.00)%         (20.00)%(f)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $  73,926          $    54,769      $    49,391
Ratio of net expenses to average net assets (g)                               0.78%(h)(i)          0.80%            0.80%(h)
Ratio of net investment loss to average net assets (g)                       (0.50)%(h)(i)        (0.45)%          (0.23)%(h)
Waiver/reimbursement                                                          0.06%(h)(i)          0.06%            0.17%(h)
Portfolio turnover rate                                                         84%(f)              125%             167%(f)

(a)  The Fund has changed its fiscal year end from October 31 to July 31.
(b) The Fund commenced investment operations on December 1, 2000. Per share data, total return and portfolio turnover rate reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d)  Total return at net asset value.
(e) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.
(i) Effective March 1, 2003, the investment advisor has contractually agreed to reimburse other expenses of the Fund indefinitely, to the extent that these expenses, together with the advisory fee, exceed 0.75% of the Fund's average daily net assets.

                 See Accompanying Notes to Financial Statements.

                            CMG SMALL CAP GROWTH FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout the Period)

                                                                           PERIOD
                                                                           ENDED
                                                                          JULY 31,
                                                                          2003 (a)
                                                                         ---------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $   10.00
                                                                         ---------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (b)                                                   (0.02)
   Net realized and unrealized gain on investments                            1.55
                                                                         ---------
      Total from investment operations                                        1.53
                                                                         ---------

NET ASSET VALUE, END OF PERIOD                                           $   11.53
                                                                         =========

Total return (c)(d)(e)                                                       15.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $  21,006
Ratio of net expenses to average net assets (f)(g)(h)                         0.80%
Ratio of net investment loss to average net assets (f)(g)(h)                 (0.62)%
Waiver/reimbursement (g)(h)                                                   0.35%
Portfolio turnover rate (e)                                                     37%

(a) The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value.
(d) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.
(h) Effective March 1, 2003, the investment advisor has contractually agreed to reimburse other expenses of the Fund indefinitely, to the extent that these expenses, together with the advisory fee, exceed 0.80% of the Fund's average daily net assets.

                 See Accompanying Notes to Financial Statements.

                            CMG SMALL CAP VALUE FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout the Period)

                                                                          PERIOD
                                                                           ENDED
                                                                          JULY 31,
                                                                          2003 (a)
                                                                         ---------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $   10.00
                                                                         ---------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (b)                                                  0.02
   Net realized and unrealized gain on investments                            1.27
                                                                         ---------
      Total from investment operations                                        1.29
                                                                         ---------

NET ASSET VALUE, END OF PERIOD                                           $   11.29
                                                                         =========

Total return (c)(d)(e)                                                       12.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $  21,356
Ratio of net expenses to average net assets (f)(g)(h)                         0.80%
Ratio of net investment income to average net assets (f)(g)(h)                0.66%
Waiver/reimbursement (g)(h)                                                   0.36%
Portfolio turnover rate (e)                                                      5%

(a) The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value.
(d) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.
(h) Effective March 1, 2003, the investment advisor has contractually agreed to reimburse other expenses of the Fund indefinitely, to the extent that these expenses, together with the advisory fee, exceed 0.80% of the Fund's average daily net assets.

                 See Accompanying Notes to Financial Statements.

                          CMG INTERNATIONAL STOCK FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                         PERIOD
                                          ENDED                                 YEAR ENDED OCTOBER 31,
                                        JULY 31,          ----------------------------------------------------------------------
                                        2003 (a)             2002             2001          2000          1999          1998
                                       ----------         ----------       ----------    ----------    ----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD   $     9.32         $    10.42       $    16.20    $    17.86    $    12.54    $    42.71
                                       ----------         ----------       ----------    ----------    ----------    -----------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)              0.11(b)            0.02(b)          0.03          0.04         (0.02)         0.25
   Net realized and unrealized gain
     (loss) on investments, foreign
     currency and foreign capital
     gains tax                               0.95              (1.09)           (3.09)        (0.36)         5.34         (0.78)
                                       ----------         ----------       ----------    ----------    ----------    -----------
      Total from investment operations       1.06              (1.07)           (3.06)        (0.32)         5.32         (0.53)
                                       ----------         ----------       ----------    ----------    ----------    -----------

LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS:
   From net investment income               (0.05)             (0.03)               -             -             -             -
   From net realized gains                      -                  -            (2.72)        (1.34)            -(c)     (29.64)
                                       ----------         ----------       ----------    ----------    ----------    -----------
      Total distributions declared
       to shareholders                      (0.05)             (0.03)           (2.72)        (1.34)            -(c)     (29.64)
                                       ----------         ----------       ----------    ----------    ----------    -----------
NET ASSET VALUE, END OF PERIOD         $    10.33         $     9.32       $    10.42    $    16.20    $    17.86    $    12.54
                                       ==========         ==========       ==========    ==========    ==========    ==========

Total return (d)                            11.39%(e)(f)      (10.28)%         (22.46)%       (3.58)%       42.44%        (1.24)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)      $   58,488         $   20,616       $   20,553    $   22,975    $   30,492    $   15,377
Ratio of net expenses to average
   net assets (g)                            0.93%(h)(i)        1.31%            1.26%         1.11%         1.31%         1.04%
Ratio of net investment income (loss)
   to average net assets (g)                 1.50%(h)(i)        0.21%            0.29%         0.12%        (0.14)%        0.60%
Waiver/reimbursement                         0.06%(h)(i)           -                -             -             -             -
Portfolio turnover rate                        59%(f)            111%             117%          140%           96%           53%

(a)  The Fund has changed its fiscal year end from October 31 to July 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.
(i) Effective March 1, 2003, the investment advisor has contractually agreed to reimburse other expenses of the Fund indefinitely, to the extent that these expenses, together with the advisory fee, exceed 0.75% of the Fund's average daily net assets.

                 See Accompanying Notes to Financial Statements.

                       CMG ENHANCED S&P 500(R) INDEX FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2003

                                                        SHARES           VALUE
                                                       ---------     ------------
Common Stocks (95.2%)
Consumer Discretionary (14.2%)
  Auto Components (0.4%)
    Johnson Controls, Inc.                                   100     $      9,661
    Visteon Corp.                                          4,300           27,219
                                                                     ------------
                                                                           36,880
                                                                     ------------
  Automobiles (0.4%)
    Ford Motor Co.                                         1,700           18,802
    Harley-Davidson, Inc.                                    400           18,752
                                                                     ------------
                                                                           37,554
                                                                     ------------
  Hotels, Restaurants & Leisure (1.7%)
    Carnival Corp.                                         2,000           68,620
    Hilton Hotels Corp.                                      700           10,220
    McDonald's Corp.                                       2,300           52,923
    Royal Caribbean Cruises Ltd.                             300            8,775
    Starwood Hotels & Resorts Worldwide, Inc.                600           19,560
                                                                     ------------
                                                                          160,098
                                                                     ------------
  Household Durables (0.6%)
    Black & Decker Corp.                                     400           16,344
    Leggett & Platt, Inc.                                    400            8,856
    Pulte Homes, Inc.                                        200           12,224
    Stanley Works                                            600           16,998
                                                                     ------------
                                                                           54,422
                                                                     ------------
  Internet & Catalog Retail (0.4%)
    eBay, Inc. (a)                                           300           32,160
                                                                     ------------
  Leisure Equipment & Products (0.5%)
    Brunswick Corp.                                          700           18,865
    Eastman Kodak Co.                                        600           16,578
    Mattel, Inc.                                             400            7,772
                                                                     ------------
                                                                           43,215
                                                                     ------------
  Media (3.9%)
    AOL Time Warner, Inc. (a)                              1,600           24,688
    Clear Channel Communications, Inc. (a)                   700           28,665
    Comcast Corp., Class A (a)                             3,000           90,960
    Gannett Co., Inc.                                        600           46,098
    McGraw-Hill Companies, Inc.                              900           54,702
    Omnicom Group, Inc.                                      300           22,164
    Univision Communications, Inc., Class A (a)              300            9,360
    Viacom, Inc.                                           1,600           69,632
    Walt Disney Co.                                          400            8,768
                                                                     ------------
                                                                          355,037
                                                                     ------------
  Multi-Line Retail (3.4%)
    Family Dollar Stores, Inc.                               200            7,502
    Federated Department Stores, Inc.                        300           12,003
    Kohl's Corp. (a)                                         500           29,675

                 See Accompanying Notes to Financial Statements.

                                                        SHARES           VALUE
                                                       ---------     ------------
Common Stocks (continued)
  Multi-Line Retail (continued)
    May Department Stores Co.                              1,700     $     42,007
    Sears, Roebuck and Co.                                   600           24,420
    Target Corp.                                             200            7,664
    Wal-Mart Stores, Inc.                                  3,400          190,094
                                                                     ------------
                                                                          313,365
                                                                     ------------
  Specialty Retail (2.1%)
    Bed Bath & Beyond, Inc. (a)                              300           11,607
    Best Buy Co., Inc. (a)                                   600           26,190
    Home Depot, Inc.                                       2,400           74,880
    Lowe's Companies, Inc.                                 1,100           52,316
    Limited Brands                                         1,100           18,381
    RadioShack Corp.                                         300            7,971
                                                                     ------------
                                                                          191,345
                                                                     ------------
  Textiles, Apparel & Luxury Goods (0.8%)
    Jones Apparel Group, Inc. (a)                            300            8,685
    Liz Claiborne, Inc.                                      300           10,329
    NIKE, Inc., Class B                                    1,100           56,914
                                                                     ------------
                                                                           75,928
                                                                     ------------

Consumer Staples (7.4%)
  Beverages (3.2%)
    Anheuser-Busch Companies, Inc.                         1,300           67,366
    Coca-Cola Co.                                          3,300          148,401
    PepsiCo, Inc.                                          1,600           73,712
                                                                     ------------
                                                                          289,479
                                                                     ------------
  Food & Drug Retailing (0.1%)
    Walgreen Co.                                             300            8,976
                                                                     ------------
  Food Products (0.7%)
    Campbell Soup Co.                                        700           16,905
    H.J. Heinz Co.                                         1,300           44,278
    Kellogg Co.                                              200            6,866
                                                                     ------------
                                                                           68,049
                                                                     ------------
  Household Products (1.6%)
    Colgate-Palmolive Co.                                  1,300           70,980
    Procter & Gamble Co.                                     900           79,083
                                                                     ------------
                                                                          150,063
                                                                     ------------
  Personal Products (0.8%)
    Gillette Co.                                           2,300           70,748
                                                                     ------------
  Tobacco (1.0%)
    Altria Group, Inc.                                     2,200           88,022
                                                                     ------------

                 See Accompanying Notes to Financial Statements.

                                                        SHARES           VALUE
                                                       ---------     ------------
Common Stocks (continued)
Energy (4.9%)
  Energy Equipment & Services (0.6%)
    Noble Corp. (a)                                        1,400     $     46,018
    Transocean, Inc.                                         400            7,828
                                                                     ------------
                                                                           53,846
                                                                     ------------
  Oil & Gas (4.3%)
    Anadarko Petroleum Corp.                                 700           30,660
    Apache Corp.                                             400           24,784
    Burlington Resources, Inc.                               700           32,319
    ChevronTexaco Corp.                                      700           50,477
    Devon Energy Corp.                                       200            9,474
    Exxon Mobil Corp.                                      6,200          220,596
    Marathon Oil Corp.                                       800           20,592
                                                                     ------------
                                                                          388,902
                                                                     ------------
Financials (19.3%)
  Banks (6.7%)
    Bank of America Corp.                                  2,000          165,140
    Bank of New York Co., Inc.                             1,300           39,156
    Bank One Corp.                                           200            7,912
    Charter One Financial, Inc.                              300            9,756
    Fifth Third Bancorp                                    1,000           55,010
    Mellon Financial Corp.                                   300            9,075
    National City Corp.                                    1,100           36,245
    Northern Trust Corp.                                     700           30,562
    SouthTrust Corp.                                         300            8,598
    SunTrust Banks, Inc.                                     200           12,180
    U.S. Bancorp                                           3,700           90,724
    Wachovia Corp.                                           300           13,107
    Washington Mutual, Inc.                                1,800           71,064
    Wells Fargo & Co.                                      1,000           50,530
    Zions Bancorp                                            300           16,752
                                                                     ------------
                                                                          615,811
                                                                     ------------
  Diversified Financials (7.9%)
    American Express Co.                                     600           26,502
    Bear Stearns Companies, Inc.                             300           20,100
    Capital One Financial Corp.                              800           38,328
    Citigroup, Inc.                                        5,000          224,000
    Fannie Mae                                               400           25,616
    Federated Investors, Inc.                                800           22,992
    Franklin Resources, Inc.                               1,000           43,450
    Freddie Mac                                            1,100           53,735
    J.P. Morgan Chase & Co.                                3,100          108,655
    MBNA Corp.                                               800           17,832
    Merrill Lynch & Co., Inc.                              1,000           54,370
    Morgan Stanley                                           600           28,464

                 See Accompanying Notes to Financial Statements.

                                                        SHARES           VALUE
                                                       ---------     ------------
Common Stocks (continued)
  Diversified Financials (continued)
    State Street Corp.                                       600     $     27,540
    T. Rowe Price Group, Inc.                                800           32,472
                                                                     ------------
                                                                          724,056
                                                                     ------------
  Insurance (4.2%)
    AFLAC, Inc.                                              600           19,248
    Ambac Financial Group, Inc.                              800           52,696
    American International Group, Inc.                     1,800          115,560
    Chubb Corp.                                              100            6,480
    Lincoln National Corp.                                   200            7,468
    Marsh & McLennan Companies, Inc.                         200            9,924
    MBIA, Inc.                                             1,100           55,682
    MGIC Investment Corp.                                    400           22,200
    Prudential Financial, Inc.                             1,800           64,044
    Radian Group, Inc.                                       600           28,086
                                                                     ------------
                                                                          381,388
                                                                     ------------
  Real Estate (0.5%)
    Equity Office Properties Trust                         1,300           36,062
    Equity Residential                                       300            8,370
                                                                     ------------
                                                                           44,432
                                                                     ------------
Health Care (14.1%)
  Biotechnology (1.1%)
    Amgen, Inc. (a)                                          900           62,622
    Biogen, Inc. (a)                                         300           11,526
    Chiron Corp. (a)                                         200            9,120
    MedImmune, Inc. (a)                                      400           15,676
                                                                     ------------
                                                                           98,944
                                                                     ------------
  Health Care Equipment & Supplies (1.6%)
    Baxter International, Inc.                               700           19,327
    Beckman Coulter, Inc.                                    200            8,868
    Becton, Dickinson & Co.                                  300           10,989
    Guidant Corp.                                            200            9,444
    Medtronic, Inc.                                        1,700           87,550
    Zimmer Holdings, Inc. (a)                                300           14,343
                                                                     ------------
                                                                          150,521
                                                                     ------------
  Health Care Providers & Supplies (1.6%)
    Anthem, Inc. (a)                                         200           15,102
    Cardinal Health, Inc.                                    200           10,950
    CIGNA Corp.                                              700           32,746
    IMS Health, Inc.                                       1,900           36,746
    UnitedHealth Group, Inc.                                 500           26,045
    WellPoint Health Networks                                300           25,095
                                                                     ------------
                                                                          146,684
                                                                     ------------
  Pharmaceuticals (9.8%)
    Abbott Laboratories                                    1,400           54,950
    Allergan, Inc.                                           100            8,048

                 See Accompanying Notes to Financial Statements.

                                                        SHARES           VALUE
                                                       ---------     ------------
Common Stocks (continued)
  Pharmaceuticals (continued)
    Bristol-Myers Squibb Co.                                 900     $     23,580
    Eli Lilly & Co.                                        1,000           65,840
    Forest Laboratories, Inc. (a)                            500           23,940
    Johnson & Johnson                                      3,800          196,802
    King Pharmaceuticals, Inc. (a)                           600            9,036
    Merck & Co., Inc.                                      2,700          149,256
    Pfizer, Inc.                                           8,900          296,904
    Wyeth                                                  1,400           63,812
                                                                     ------------
                                                                          892,168
                                                                     ------------
Industrials (10.3%)
  Aerospace & Defense (2.0%)
    Boeing Co.                                               300            9,936
    General Dynamics Corp.                                   800           63,472
    Goodrich Corp.                                           400            9,200
    L-3 Communications Holdings, Inc.                        200            9,816
    Northrop Grumman Corp.                                   200           18,448
    Precision Castparts Corp.                                300            9,675
    Rockwell Collins, Inc.                                   300            7,809
    United Technologies Corp.                                800           60,184
                                                                     ------------
                                                                          188,540
                                                                     ------------
  Air Freight & Logistics (0.7%)
    FedEx Corp.                                              600           38,634
    United Parcel Service, Inc., Class B                     400           25,232
                                                                     ------------
                                                                           63,866
                                                                     ------------
  Airlines (0.1%)
    Delta Air Lines, Inc.                                  1,100           13,090
                                                                     ------------
  Commercial Services & Supplies (2.4%)
    Apollo Group, Inc., Class A (a)                          200           12,952
    Automatic Data Processing, Inc.                          400           14,832
    Cendant Corp. (a)                                      1,700           30,515
    Convergys Corp. (a)                                      600           10,122
    Equifax, Inc.                                          1,200           27,948
    First Data Corp.                                       1,200           45,312
    Fiserv, Inc. (a)                                         200            7,808
    H&R Block, Inc.                                          900           38,151
    Paychex, Inc.                                            600           19,518
    Pitney Bowes, Inc.                                       300           11,430
                                                                     ------------
                                                                          218,588
                                                                     ------------
  Electrical Equipment (0.4%)
    American Power Conversion Corp.                          600           10,458
    Cooper Industries Ltd., Class A                          300           13,299
    Thomas & Betts Corp. (a)                                 600            9,156
                                                                     ------------
                                                                           32,913
                                                                     ------------

                 See Accompanying Notes to Financial Statements.

                                                        SHARES           VALUE
                                                       ---------     ------------
Common Stocks (continued)
  Industrial Conglomerates (3.4%)
    3M Co.                                                   400     $     56,080
    General Electric Co.                                   8,000          227,520
    Tyco International Ltd.                                1,300           24,180
                                                                     ------------
                                                                          307,780
                                                                     ------------
  Machinery (1.1%)
    Danaher Corp.                                            200           14,440
    Dover Corp.                                              400           14,644
    Illinois Tool Works, Inc.                                600           41,790
    Ingersoll-Rand Co., Class A                              600           32,544
                                                                     ------------
                                                                          103,418
                                                                     ------------
  Road & Rail (0.2%)
    Burlington Northern Santa Fe Corp.                       600           16,536
                                                                     ------------

Information Technology (14.8%)
  Communications Equipment (2.1%)
    Avaya, Inc. (a)                                        1,200           11,520
    Cisco Systems, Inc. (a)                                7,100          138,592
    QUALCOMM, Inc.                                           300           11,238
    Scientific-Atlanta, Inc.                               1,100           33,319
                                                                     ------------
                                                                          194,669
                                                                     ------------
  Computers & Peripherals (3.6%)
    Apple Computer, Inc. (a)                                 600           12,630
    Dell, Inc. (a)                                         2,700           90,936
    Hewlett-Packard Co.                                    1,900           40,223
    International Business Machines Corp.                  1,800          146,250
    Lexmark International, Inc. (a)                          600           38,502
                                                                     ------------
                                                                          328,541
                                                                     ------------
  Electronic Equipment & Instruments (0.3%)
    Celestica, Inc.                                        1,000           15,330
    Waters Corp. (a)                                         300            9,513
                                                                     ------------
                                                                           24,843
                                                                     ------------
  Internet Software & Services (0.4%)
    Check Point Software Technologies Ltd. (a)             1,000           17,790
    Sungard Data Systems, Inc.                               300            7,872
    Yahoo!, Inc.                                             400           12,452
                                                                     ------------
                                                                           38,114
                                                                     ------------
  Office Electronics (0.2%)
    Xerox Corp.                                            1,400           15,120
                                                                     ------------
  Semiconductor Equipment & Products (3.9%)
    Altera Corp. (a)                                         800           15,392
    Analog Devices, Inc. (a)                                 200            7,590
    Intel Corp.                                            7,600          189,620
    Linear Technology Corp.                                1,600           59,008
    Maxim Integrated Products, Inc.                          900           35,172

                 See Accompanying Notes to Financial Statements.

                                                        SHARES           VALUE
                                                       ---------     ------------
Common Stocks (continued)
  Semiconductor Equipment & Products (continued)
    National Semiconductor Corp. (a)                         400     $      8,940
    QLogic Corp. (a)                                         300           12,645
    Texas Instruments, Inc.                                  900           16,983
    Xilinx, Inc. (a)                                         400           10,512
                                                                     ------------
                                                                          355,862
                                                                     ------------
  Software (4.3%)
    Adobe Systems, Inc.                                      400           13,072
    Citrix Systems, Inc. (a)                                 400            7,260
    Intuit, Inc. (a)                                         200            8,604
    Microsoft Corp.                                       11,900          314,160
    Oracle Corp. (a)                                       3,700           44,400
    VERITAS Software Corp. (a)                               300            9,240
                                                                     ------------
                                                                          396,736
                                                                     ------------
Materials (3.0%)
  Chemicals (1.1%)
    Monsanto Co.                                           2,200           50,600
    Praxair, Inc.                                            200           12,932
    Sigma-Aldrich Corp.                                      600           34,182
                                                                     ------------
                                                                           97,714
                                                                     ------------
  Construction Materials (0.1%)
    Vulcan Materials Co.                                     300           12,066
                                                                     ------------
  Containers & Packaging (0.8%)
    Bemis Co., Inc.                                          600           26,814
    Temple-Inland, Inc.                                    1,100           51,029
                                                                     ------------
                                                                           77,843
                                                                     ------------
  Metals & Mining (0.6%)
    Alcoa, Inc.                                            1,100           30,547
    Allegheny Technologies, Inc.                           1,700           12,835
    Newmont Mining Corp.                                     300           10,830
                                                                     ------------
                                                                           54,212
                                                                     ------------
  Paper & Forest Products (0.4%)
    Georgia-Pacific Corp.                                    400            8,740
    MeadWestvaco Corp.                                       300            7,263
    Weyerhaeuser Co.                                         300           16,887
                                                                     ------------
                                                                           32,890
                                                                     ------------
Telecommunication Services (4.0%)
  Diversified Telecommunication Services (3.6%)
    BellSouth Corp.                                        3,100           78,957
    CenturyTel, Inc.                                       1,400           48,006
    SBC Communications, Inc.                               5,000          116,800
    Sprint Corp.-FON Group                                   700            9,884
    Verizon Communications, Inc.                           2,100           73,206
                                                                     ------------
                                                                          326,853
                                                                     ------------

                 See Accompanying Notes to Financial Statements.

                                                        SHARES           VALUE
                                                       ---------     ------------
Common Stocks (continued)
  Wireless Telecommunication Services (0.4%)
    Nextel Communications, Inc., Class A (a)               1,800     $     32,868
                                                                     ------------

Utilities (3.2%)
  Electric Utilities (1.9%)
    Dominion Resources, Inc.                                 300           18,030
    Edison International (a)                                 600            9,846
    Entergy Corp.                                            400           20,604
    Exelon Corp.                                             700           40,229
    Public Service Enterprise Group, Inc.                    800           32,600
    Southern Co.                                             800           22,752
    TECO Energy, Inc.                                      1,400           17,360
    TXU Corp.                                                600           12,102
                                                                     ------------
                                                                          173,523
                                                                     ------------
  Gas Utilities (1.1%)
    Kinder Morgan, Inc.                                      900           48,150
    Sempra Energy                                          1,800           50,094
                                                                     ------------
                                                                           98,244
                                                                     ------------
  Multi-Utilities & Unregulated Power (0.2%)
    Duke Energy Corp.                                      1,000           17,550
                                                                     ------------
    Total Common Stocks
     (Cost of $8,593,297)                                               8,694,472
                                                                     ------------

                                                          PAR
                                                       ---------
Short-Term Obligation (9.6%)
    Repurchase agreement with State Street Bank &
      Trust Co., dated 07/31/03, due 08/01/03 at
      1.000%, collateralized by a U.S. Treasury Bond
      maturing 11/15/21, market value of $897,498
      (repurchase proceeds $879,024)
      (Cost of $879,000)                               $ 879,000          879,000
                                                                     ------------

    Total Investments (104.8%)
      (Cost of $9,472,297) (b)                                          9,573,472

    Other Assets & Liabilities, Net (-4.8%)                              (439,004)
                                                                     ------------

    Net Assets (100.0%)                                              $  9,134,468
                                                                     ============

  Notes to Schedule of Investments:
  (a) Non-income producing.
  (b) Cost for federal income tax purposes is $9,472,358.

                 See Accompanying Notes to Financial Statements.

                             CMG MID CAP GROWTH FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2003

                                                        SHARES           VALUE
                                                       ---------     ------------
Common Stocks (98.0%)
Consumer Discretionary (18.6%)
  Auto Components (0.9%)
    Gentex Corp. (a)                                         545     $     19,369
                                                                     ------------
  Hotels, Restaurants & Leisure (5.1%)
    Brinker International, Inc. (a)                          890           31,150
    Darden Restaurants, Inc.                               1,435           26,849
    MGM MIRAGE (a)                                           570           19,551
    Outback Steakhouse, Inc.                                 370           13,820
    Starwood Hotels & Resorts Worldwide, Inc.                545           17,767
                                                                     ------------
                                                                          109,137
                                                                     ------------
  Household Durables (0.5%)
    Garmin Ltd.                                              300           11,478
                                                                     ------------
  Internet & Catalog Retail (1.1%)
    InterActiveCorp (a)                                      565           22,866
                                                                     ------------
  Leisure Equipment & Products (0.5%)
    Mattel, Inc.                                             545           10,589
                                                                     ------------
  Media (4.8%)
    Citadel Broadcasting Corp. (a)                           500            9,500
    COX Radio, Inc. (a)                                    1,065           22,312
    Interpublic Group of Companies, Inc.                     990           13,662
    Univision Communications, Inc., Class A (a)            1,420           44,304
    Westwood One, Inc. (a)                                   490           14,965
                                                                     ------------
                                                                          104,743
                                                                     ------------
  Multi-Line Retail (2.2%)
    Dollar Tree Stores, Inc. (a)                             370           13,572
    Family Dollar Stores, Inc.                               435           16,317
    Kohl's Corp. (a)                                         305           18,102
                                                                     ------------
                                                                           47,991
                                                                     ------------
  Specialty Retail (3.5%)
    Bed Bath & Beyond, Inc. (a)                              705           27,276
    Chico's FAS, Inc. (a)                                    545           14,797
    Williams-Sonoma, Inc. (a)                              1,205           34,041
                                                                     ------------
                                                                           76,114
                                                                     ------------

Consumer Staples (0.7%)
  Food & Drug Retailing (0.7%)
    Whole Foods Market, Inc. (a)                             305           15,548
                                                                     ------------

Energy (8.1%)
  Energy Equipment & Services (4.3%)
    BJ Services Co. (a)                                    1,065           36,476
    Nabors Industries Ltd. (a)                               270            9,666
    National-Oilwell, Inc. (a)                               890           16,376

                 See Accompanying Notes to Financial Statements.

                                                        SHARES           VALUE
                                                       ---------     ------------
Common Stocks (continued)
  Energy Equipment & Services (continued)
    Noble Corp. (a)                                          545     $     17,914
    Patterson-UTI Energy, Inc. (a)                           445           12,282
                                                                     ------------
                                                                           92,714
                                                                     ------------
  Oil & Gas (3.8%)
    Apache Corp.                                             455           28,192
    Murphy Oil Corp.                                         370           18,271
    Valero Energy Corp.                                      595           21,658
    XTO Energy, Inc.                                         695           13,414
                                                                     ------------
                                                                           81,535
                                                                     ------------

Financials (5.2%)
  Diversified Financials (1.1%)
    Legg Mason, Inc.                                         175           12,250
    Providian Financial Corp. (a)                          1,075           10,374
                                                                     ------------
                                                                           22,624
                                                                     ------------
  Insurance (4.1%)
    Ambac Financial Group, Inc.                              425           27,995
    Arthur J. Gallagher & Co.                                695           18,438
    Axis Capital Holdings Ltd. (a)                           490           12,828
    Stancorp Financial Group, Inc.                           545           30,411
                                                                     ------------
                                                                           89,672
                                                                     ------------

Health Care (25.7%)
  Biotechnology (1.6%)
    Gilead Sciences, Inc. (a)                                275           18,769
    ICOS Corp. (a)                                           250           10,905
    MedImmune, Inc. (a)                                      120            4,703
                                                                     ------------
                                                                           34,377
                                                                     ------------
  Health Care Equipment & Supplies (2.3%)
    Boston Scientific Corp. (a)                              370           23,395
    Hillenbrand Industries, Inc.                             195           10,626
    Varian Medical Systems, Inc. (a)                         270           16,567
                                                                     ------------
                                                                           50,588
                                                                     ------------
  Health Care Providers & Services (16.2%)
    AmerisourceBergen Corp.                                  695           43,848
    Anthem, Inc. (a)                                         370           27,939
    Caremark Rx, Inc. (a)                                  2,900           72,558
    Community Health Systems, Inc. (a)                       695           15,429
    DaVita, Inc. (a)                                         695           19,460
    First Health Group Corp. (a)                             545           14,072
    Lincare Holdings, Inc. (a)                               545           19,838
    UnitedHealth Group, Inc.                                 740           38,547
    WebMD Corp. (a)                                        2,120           25,610
    WellChoice, Inc. (a)                                     440           13,684
    WellPoint Health Networks, Inc. (a)                      715           59,810
                                                                     ------------
                                                                          350,795
                                                                     ------------

                 See Accompanying Notes to Financial Statements.

                                                        SHARES           VALUE
                                                       ---------     ------------
Common Stocks (continued)
  Pharmaceuticals (5.6%)
    Andrx Corp. (a)                                        1,260     $     28,577
    Barr Laboratories, Inc. (a)                              770           52,013
    Biovail Corp. (a)                                        775           29,752
    Teva Pharmaceutical Industries Ltd., ADR                 175           10,034
                                                                     ------------
                                                                          120,376
                                                                     ------------

Industrials (12.8%)
  Aerospace & Defense (1.0%)
    Raytheon Co.                                             695           21,336
                                                                     ------------
  Commercial Services & Supplies (7.8%)
    BISYS Group, Inc. (a)                                  1,260           20,853
    ChoicePoint, Inc. (a)                                    695           26,507
    Cintas Corp.                                             370           15,233
    Corporate Executive Board Co. (a)                        565           24,532
    Education Management Corp. (a)                           370           21,486
    Republic Services, Inc.                                  660           15,972
    Robert Half International, Inc. (a)                      890           19,322
    Weight Watchers International, Inc. (a)                  555           24,919
                                                                     ------------
                                                                          168,824
                                                                     ------------
  Electrical Equipment (0.6%)
    American Power Conversion Corp.                          705           12,288
                                                                     ------------
  Trading Companies & Distributors (3.4%)
    CDW Corp.                                                545           26,095
    Fastenal Co.                                             565           21,470
    W.W. Grainger, Inc.                                      545           26,814
                                                                     ------------
                                                                           74,379
                                                                     ------------

Information Technology (26.6%)
  Communications Equipment (2.7%)
    3Com Corp. (a)                                         1,805            8,808
    Comverse Technology, Inc. (a)                            570            8,407
    Scientific-Atlanta, Inc.                                 420           12,722
    UTStarcom, Inc. (a)                                      670           28,522
                                                                     ------------
                                                                           58,459
                                                                     ------------
  Computers & Peripherals (0.5%)
    Lexmark International, Inc. (a)                          170           10,909
                                                                     ------------
  Electronic Equipment & Instruments (3.8%)
    Amphenol Corp., Class A (a)                              375           20,250
    AU Optronics Corp., ADR                                1,365           12,694
    Jabil Circuit, Inc. (a)                                1,145           26,392
    Sanmina-SCI Corp. (a)                                  1,000            7,940
    Symbol Technologies, Inc.                              1,075           13,771
                                                                     ------------
                                                                           81,047
                                                                     ------------

                 See Accompanying Notes to Financial Statements.

                                                        SHARES           VALUE
                                                       ---------     ------------
Common Stocks (continued)
  Internet Software & Services (0.7%)
    Check Point Software Technologies Ltd. (a)               810     $     14,410
                                                                     ------------
  Semiconductor Equipment & Products (9.0%)
    Agere Systems, Inc., Class A (a)                       7,820           21,974
    Altera Corp. (a)                                         565           10,871
    Amkor Technology, Inc. (a)                             1,060           15,550
    Fairchild Semiconductor International, Inc. (a)          990           12,622
    Marvell Technology Group Ltd. (a)                        555           19,514
    Microchip Technology, Inc.                             1,445           38,090
    National Semiconductor Corp. (a)                         925           20,674
    Novellus Systems, Inc. (a)                               705           25,246
    Taiwan Semiconductor Manufacturing Co., Ltd. (a)       2,204           22,044
    Teradyne, Inc. (a)                                       580            9,541
                                                                     ------------
                                                                          196,126
                                                                     ------------
  Software (9.9%)
    Amdocs Ltd. (a)                                        1,620           33,015
    BMC Software, Inc. (a)                                 1,065           15,016
    Electronic Arts, Inc. (a)                                545           45,780
    Fair Isaac Corp.                                         300           16,212
    Intuit, Inc. (a)                                         370           15,917
    Mercury Interactive Corp. (a)                            695           27,355
    Siebel Systems, Inc. (a)                               1,130           10,599
    Symantec Corp. (a)                                       370           17,357
    VERITAS Software Corp. (a)                             1,075           33,110
                                                                     ------------
                                                                          214,361
                                                                     ------------
Materials (0.3%)
  Chemicals (0.3%)
    Methanex Corp.                                           670            6,204
                                                                     ------------

    Total Investments (98.0%)
      (Cost of $2,002,510) (b)                                          2,118,859

    Other Assets & Liabilities, Net (2.0%)                                 42,304
                                                                     ------------

    Net Assets (100.0%)                                              $  2,161,163
                                                                     ============

  Notes to Schedule of Investments:
  (a) Non-income producing.
  (b) Cost for federal income tax purposes is $2,006,796.

      ACRONYM                     NAME
  ---------------    -------------------------------
        ADR            American Depositary Receipt

                 See Accompanying Notes to Financial Statements.

                             CMG MID CAP VALUE FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2003

                                                        SHARES           VALUE
                                                       ---------     ------------
Common Stocks (94.8%)
Consumer Discretionary (18.9%)
  Auto Components (3.6%)
    Gentex Corp. (a)                                         800     $     28,432
    Johnson Controls, Inc.                                   150           14,492
    Lear Corp. (a)                                           600           31,188
    Superior Industries International                        500           21,615
                                                                     ------------
                                                                           95,727
                                                                     ------------
  Hotels, Restaurants & Leisure (4.4%)
    Brinker International, Inc. (a)                        1,300           45,500
    Darden Restaurants, Inc.                                 700           13,097
    Harrah's Entertainment, Inc.                             600           26,190
    International Game Technology, Inc.                      900           22,905
    Six Flags, Inc. (a)                                    2,300           10,925
                                                                     ------------
                                                                          118,617
                                                                     ------------
  Household Durables (1.0%)
    Newell Rubbermaid, Inc.                                1,100           25,993
                                                                     ------------
  Leisure Equipment & Products (0.8%)
    Mattel, Inc.                                           1,050           20,402
                                                                     ------------
  Media (3.1%)
    Knight-Ridder, Inc.                                      500           34,315
    Mediacom Communications Corp. (a)                      1,800           16,956
    New York Times Co., Class A                              700           31,220
                                                                     ------------
                                                                           82,491
                                                                     ------------
  Multi-Line Retail (2.1%)
    Federated Department Stores, Inc.                      1,400           56,014
                                                                     ------------
  Specialty Retail (3.4%)
    Borders Group, Inc. (a)                                1,100           19,580
    Ross Stores, Inc.                                        550           25,135
    TJX Companies, Inc.                                    2,300           44,735
                                                                     ------------
                                                                           89,450
                                                                     ------------
  Textiles, Apparel & Luxury Goods (0.5%)
    Wolverine World Wide, Inc.                               700           13,370
                                                                     ------------

Consumer Staples (5.4%)
  Beverages (0.9%)
    Pepsi Bottling Group, Inc.                             1,100           24,178
                                                                     ------------
  Food Products (2.9%)
    Dean Foods Co. (a)                                     2,100           62,853
    Hormel Foods Corp.                                       600           13,068
                                                                     ------------
                                                                           75,921
                                                                     ------------
  Personal Products (1.6%)
    Avon Products, Inc.                                      700           43,673
                                                                     ------------

                 See Accompanying Notes to Financial Statements.

                                                        SHARES           VALUE
                                                       ---------     ------------
Common Stocks (continued)
Energy (6.6%)
  Energy Equipment & Services (2.4%)
    BJ Services Co. (a)                                      550     $     18,838
    Noble Corp. (a)                                          550           18,078
    Transocean, Inc. (a)                                   1,100           21,527
    Weatherford International Ltd. (a)                       150            5,440
                                                                     ------------
                                                                           63,883
                                                                     ------------
  Oil & Gas (4.2%)
    Amerada Hess Corp.                                       700           32,879
    Occidental Petroleum Corp.                               550           17,980
    XTO Energy, Inc.                                       3,100           59,830
                                                                     ------------
                                                                          110,689
                                                                     ------------

Financials (20.4%)
  Banks (11.7%)
    Banknorth Group, Inc.                                  1,100           30,360
    Charter One Financial, Inc.                              900           29,268
    City National Corp.                                      550           27,692
    Cullen/Frost Bankers, Inc.                               550           20,141
    Golden West Financial Corp.                              900           74,340
    Greenpoint Financial Corp.                               700           35,182
    North Fork Bancorporation, Inc.                          900           31,545
    Sovereign Bancorp, Inc.                                2,300           41,262
    Webster Financial Corp.                                  550           20,603
                                                                     ------------
                                                                          310,393
                                                                     ------------
  Diversified Financials (2.3%)
    Bear Stearns Companies, Inc.                             150           10,050
    Janus Capital Group, Inc.                              2,300           40,250
    Lehman Brothers Holdings, Inc.                           150            9,490
                                                                     ------------
                                                                           59,790
                                                                     ------------
  Insurance (6.4%)
    Ambac Financial Group, Inc.                              550           36,228
    Cincinnati Financial Corp.                               100            3,930
    Loews Corp.                                              500           23,000
    Nationwide Financial Services, Class A                   550           17,022
    PMI Group, Inc.                                        1,100           36,443
    Radian Group, Inc.                                       700           32,767
    St. Paul Companies, Inc.                                 600           21,102
                                                                     ------------
                                                                          170,492
                                                                     ------------
Health Care (4.7%)
  Health Care Equipment & Supplies (1.2%)
    Biomet, Inc.                                           1,100           32,571
                                                                     ------------
  Health Care Providers & Services (3.5%)
    Anthem, Inc. (a)                                         100            7,551
    First Health Group Corp. (a)                           1,800           46,476

                 See Accompanying Notes to Financial Statements.

                                                        SHARES           VALUE
                                                       ---------     ------------
Common Stocks (continued)
  Health Care Providers & Services (continued)
    HCA, Inc.                                                700     $     24,675
    WellPoint Health Networks, Inc. (a)                      150           12,548
                                                                     ------------
                                                                           91,250
                                                                     ------------
Industrials (11.4%)
  Aerospace & Defense (0.8%)
    Alliant Techsystems, Inc. (a)                            150            8,235
    Northrop Grumman Corp.                                   150           13,836
                                                                     ------------
                                                                           22,071
                                                                     ------------
  Air Freight & Logisitics (0.5%)
    CNF, Inc.                                                450           12,532
                                                                     ------------
  Commercial Services & Supplies (3.5%)
    Brinks Co.                                             1,400           23,016
    Cendant Corp. (a)                                      2,300           41,285
    DST Systems, Inc. (a)                                    150            5,514
    Manpower, Inc.                                           600           22,860
                                                                     ------------
                                                                           92,675
                                                                     ------------
  Electrical Equipment (0.4%)
    Ametek, Inc.                                             300           11,868
                                                                     ------------
  Industrial Conglomerates (1.0%)
    Carlisle Companies, Inc.                                 600           26,250
                                                                     ------------
  Machinery (5.2%)
    Dover Corp. (a)                                          550           20,136
    Ingersoll-Rand Co., Ltd.                                 600           32,544
    Mueller Industries, Inc. (a)                             600           17,250
    Navistar International Corp. (a)                       1,100           42,922
    Parker Hannifin Corp.                                    550           25,355
                                                                     ------------
                                                                          138,207
                                                                     ------------
Information Technology (9.0%)
  Communications Equipment (1.2%)
    Andrew Corp. (a)                                       3,000           32,670
                                                                     ------------
  Electronic Equipment & Instruments (4.7%)
    Amphenol Corp., Class A (a)                              800           43,200
    Arrow Electronics, Inc. (a)                              900           15,345
    Littelfuse, Inc. (a)                                     500           11,645
    Millipore Corp. (a)                                      500           22,245
    Varian, Inc. (a)                                         600           19,494
    Vishay Intertechnology, Inc. (a)                         900           11,970
                                                                     ------------
                                                                          123,899
                                                                     ------------
  Information Technology Consulting & Services (1.3%)
    Affiliated Computer Services, Inc. (a)                   700           34,685
                                                                     ------------

                 See Accompanying Notes to Financial Statements.

                                                        SHARES           VALUE
                                                       ---------     ------------
Common Stocks (continued)
  Office Electronics (0.6%)
    Zebra Technologies Corp. (a)                             200     $     15,516
                                                                     ------------
  Software (1.2%)
    Reynolds & Reynolds Co.                                1,100           31,812
                                                                     ------------

Materials (11.2%)
  Chemicals (8.0%)
    Air Products & Chemicals, Inc.                           700           32,536
    Eastman Chemical Co.                                     700           25,410
    Ecolab, Inc.                                             300            7,413
    Engelhard Corp.                                          700           18,396
    International Flavors & Fragrances, Inc.               1,300           39,195
    Lubrizol Corp.                                           700           23,373
    PPG Industries, Inc.                                     550           31,058
    Praxair, Inc.                                            550           35,563
                                                                     ------------
                                                                          212,944
                                                                     ------------
  Containers & Packaging (0.9%)
    Crown Holdings, Inc. (a)                               1,500           11,205
    Packaging Corp. of America (a)                           700           13,230
                                                                     ------------
                                                                           24,435
                                                                     ------------
  Paper & Forest Products (2.3%)
    Boise Cascade Corp.                                      550           13,635
    Georgia-Pacific Corp.                                  1,100           24,035
    MeadWestvaco Corp.                                       900           21,789
                                                                     ------------
                                                                           59,459
                                                                     ------------

Telecommunication Services (1.4%)
  Wireless Telecommunication Services (1.4%)
    Telephone & Data Systems, Inc.                           700           37,359
                                                                     ------------

Utilities (5.8%)
  Electric Utilities (5.1%)
    Allete, Inc.                                             600           16,080
    Entergy Corp.                                            550           28,331
    Exelon Corp.                                             700           40,229
    PPL Corp.                                                550           21,775
    Progress Energy, Inc.                                    700           28,518
                                                                     ------------
                                                                          134,933
                                                                     ------------
  Multi-Utilities & Unregulated Power (0.7%)
    Energy East Corp.                                        900           18,639
                                                                     ------------

    Total Common Stocks
      (Cost of $2,407,291)                                              2,514,858
                                                                     ------------

                 See Accompanying Notes to Financial Statements.

                                                          PAR           VALUE
                                                       ---------     ------------
Short-Term Obligation (5.5%)
    Repurchase agreement with State Street Bank &
      Trust Co., dated 07/31/03, due 08/01/03 at
      1.000%, collateralized by a U.S. Treasury Bond
      maturing 11/15/21, market value of $154,048
      (repurchase proceeds $145,004)
      (Cost of $145,000)                               $ 145,000     $    145,000
                                                                     ------------

    Total Investments (100.3%)
      (Cost of $2,552,291) (b)                                          2,659,858

    Other Assets & Liabilities, Net (-0.3%)                                (8,915)
                                                                     ------------

    Net Assets (100.0%)                                              $  2,650,943
                                                                     ============

  Notes to Schedule of Investments:
  (a) Non-income producing.
  (b) Cost for federal income tax purposes is $2,552,383.

                 See Accompanying Notes to Financial Statements.

                             CMG SMALL/MID CAP FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2003

                                                        SHARES           VALUE
                                                       ---------     ------------
Common Stocks (99.1%)
Consumer Discretionary (19.3%)
  Auto Components (0.8%)
    Gentex Corp. (a)                                      17,435     $    619,640
                                                                     ------------
  Hotels, Restaurants & Leisure (4.8%)
    Brinker International, Inc. (a)                       24,870          870,450
    Darden Restaurants, Inc.                              44,300          828,853
    Fairmont Hotels & Resorts, Inc.                        7,000          176,400
    MGM MIRAGE (a)                                        16,400          562,520
    Outback Steakhouse, Inc.                              13,000          485,550
    Starwood Hotels & Resorts Worldwide, Inc.             18,600          606,360
                                                                     ------------
                                                                        3,530,133
                                                                     ------------
  Household Durables (2.1%)
    Garmin Ltd.                                            9,500          363,470
    Harman International Industries, Inc.                 14,490        1,211,364
                                                                     ------------
                                                                        1,574,834
                                                                     ------------

  Internet & Catalog Retail (1.1%)
    InterActiveCorp (a)                                   19,700          797,259
                                                                     ------------

  Leisure Equipment & Products (0.4%)
    Mattel, Inc.                                          14,295          277,752
                                                                     ------------

  Media (5.8%)
    Citadel Broadcasting Corp. (a)                        18,100          343,900
    Entercom Communications Corp. (a)                     22,925        1,086,416
    Interpublic Group of Companies, Inc.                  31,200          430,560
    Lamar Advertising Co. (a)                             18,705          641,769
    Univision Communications, Inc., Class A (a)           41,710        1,301,352
    Westwood One, Inc. (a)                                16,870          515,210
                                                                     ------------
                                                                        4,319,207
                                                                     ------------
  Multi-Line Retail (0.6%)
    Dollar Tree Stores, Inc. (a)                          11,000          403,480
                                                                     ------------

  Specialty Retail (3.6%)
    Advance Auto Parts, Inc. (a)                           8,500          577,405
    Bed Bath & Beyond, Inc. (a)                            8,360          323,448
    Michaels Stores, Inc.                                 18,240          704,246
    Williams-Sonoma, Inc. (a)                             37,960        1,072,370
                                                                     ------------
                                                                        2,677,469
                                                                     ------------
  Textiles, Apparel & Luxury Goods (0.1%)
    Columbia Sportswear Co. (a)                              600           31,794
                                                                     ------------

                 See Accompanying Notes to Financial Statements.

                                                        SHARES           VALUE
                                                       ---------     ------------
Common Stocks (continued)
Consumer Staples (0.6%)
  Food & Drug Retailing (0.6%)
    Whole Foods Market, Inc. (a)                           9,300     $    474,077
                                                                     ------------

Energy (9.7%)
  Energy Equipment & Services (4.9%)
    BJ Services Co. (a)                                   34,400        1,178,200
    Nabors Industries Ltd. (a)                            10,730          384,134
    National-Oilwell, Inc. (a)                            30,280          557,152
    Noble Corp. (a)                                       16,950          557,146
    Patterson-UTI Energy, Inc. (a)                        13,940          384,744
    Precision Drilling Corp. (a)                          14,590          529,617
                                                                     ------------
                                                                        3,590,993
                                                                     ------------
  Oil & Gas (4.8%)
    Apache Corp.                                          14,685          909,883
    Murphy Oil Corp.                                      10,200          503,676
    Premcor, Inc. (a)                                     29,700          647,757
    Valero Energy Corp.                                   20,220          736,008
    XTO Energy, Inc.                                      38,653          746,003
                                                                     ------------
                                                                        3,543,327
                                                                     ------------

Financials (4.7%)
  Diversified Financials (1.1%)
    Legg Mason, Inc.                                       6,100          427,000
    Providian Financial Corp. (a)                         38,300          369,595
                                                                     ------------
                                                                          796,595
                                                                     ------------
  Insurance (3.6%)
    Ambac Financial Group, Inc.                           17,900        1,179,073
    Arthur J. Gallagher & Co.                             25,740          682,882
    Axis Capital Holdings Ltd. (a)                        16,700          437,206
    IPC Holdings Ltd.                                     11,740          403,973
                                                                     ------------
                                                                        2,703,134
                                                                     ------------

Health Care (25.1%)
  Biotechnology (2.3%)
    Gilead Sciences, Inc. (a)                             10,320          704,340
    ICOS Corp. (a)                                        24,000        1,046,880
                                                                     ------------
                                                                        1,751,220
                                                                     ------------
  Health Care Equipment & Supplies (2.1%)
    Boston Scientific Corp. (a)                            9,800          619,654
    Hillenbrand Industries, Inc.                           6,490          353,640
    Varian Medical Systems, Inc. (a)                       9,080          557,149
                                                                     ------------
                                                                        1,530,443
                                                                     ------------
  Health Care Providers & Services (15.5%)
    AmerisourceBergen Corp.                               11,360          716,702
    Anthem, Inc. (a)                                      10,877          821,322
    Caremark Rx, Inc. (a)                                 78,795        1,971,451

                 See Accompanying Notes to Financial Statements.

                                                        SHARES           VALUE
                                                       ---------     ------------
Common Stocks (continued)
  Health Care Providers & Services (continued)
    Community Health Systems, Inc. (a)                    17,990     $    399,378
    Coventry Health Care, Inc. (a)                        18,600        1,001,982
    DaVita, Inc. (a)                                      51,405        1,439,340
    Lincare Holdings, Inc. (a)                            17,000          618,800
    Mid Atlantic Medical Services, Inc. (a)               23,050        1,253,459
    PacifiCare Health Systems, Inc. (a)                    7,900          441,610
    WebMD Corp. (a)                                       69,000          833,520
    WellChoice, Inc. (a)                                  13,000          404,300
    WellPoint Health Networks, Inc. (a)                   18,300        1,530,795
                                                                     ------------
                                                                       11,432,659
                                                                     ------------
  Pharmaceuticals (5.2%)
    Andrx Corp. (a)                                       32,400          734,832
    Barr Laboratories, Inc. (a)                           24,910        1,682,670
    Biovail Corp. (a)                                     26,600        1,021,174
    Teva Pharmaceutical Industries Ltd., ADR               6,850          392,779
                                                                     ------------
                                                                        3,831,455
                                                                     ------------

Industrials (11.2%)
  Commercial Services & Supplies (7.9%)
    BISYS Group, Inc. (a)                                 38,580          638,499
    ChoicePoint, Inc. (a)                                 25,886          987,292
    Cintas Corp.                                           9,100          374,647
    Education Management Corp. (a)                        27,070        1,571,955
    Global Payments, Inc.                                  8,690          305,975
    Republic Services, Inc.                               23,355          565,191
    Robert Half International, Inc. (a)                   30,940          671,707
    Weight Watchers International, Inc. (a)               15,180          681,582
                                                                     ------------
                                                                        5,796,848
                                                                     ------------
  Construction & Engineering (0.1%)
    Jacobs Engineering Group, Inc. (a)                     1,920           84,173
                                                                     ------------
  Electrical Equipment (0.5%)
    American Power Conversion Corp.                       21,280          370,910
                                                                     ------------
  Machinery (0.2%)
    Flowserve Corp. (a)                                    9,180          176,807
                                                                     ------------
  Trading Companies & Distributors (2.5%)
    CDW Corp.                                             13,940          667,447
    Fastenal Co.                                          10,100          383,800
    W.W. Grainger, Inc.                                   16,170          795,564
                                                                     ------------
                                                                        1,846,811
                                                                     ------------

Information Technology (27.8%)
  Communications Equipment (4.0%)
    3Com Corp. (a)                                        60,300          294,264
    Comverse Technology, Inc. (a)                         17,700          261,075

                 See Accompanying Notes to Financial Statements.

                                                        SHARES           VALUE
                                                       ---------     ------------
Common Stocks (continued)
  Communications Equipment (continued)
    F5 Networks, Inc. (a)                                 24,610     $    461,438
    Polycom, Inc. (a)                                     27,600          460,920
    Scientific-Atlanta, Inc.                              14,900          451,321
    UTStarcom, Inc. (a)                                   24,200        1,030,194
                                                                     ------------
                                                                        2,959,212
                                                                     ------------
  Computers & Peripherals (1.6%)
    Electronics For Imaging, Inc. (a)                     39,715          834,015
    Lexmark International, Inc. (a)                        5,730          367,694
                                                                     ------------
                                                                        1,201,709
                                                                     ------------
  Electronic Equipment & Instruments (5.0%)
    Amphenol Corp., Class A (a)                           31,300        1,690,200
    AU Optronics Corp., ADR                               48,715          453,050
    Jabil Circuit, Inc. (a)                               37,460          863,453
    Sanmina-SCI Corp. (a)                                 33,800          268,372
    Symbol Technologies, Inc.                             33,700          431,697
                                                                     ------------
                                                                        3,706,772
                                                                     ------------
  Internet Software & Services (0.6%)
    Check Point Software Technologies Ltd. (a)            25,400          451,866
                                                                     ------------
  Semiconductor Equipment & Products (6.4%)
    Agere Systems, Inc., Class A (a)                     274,000          769,940
    Amkor Technology, Inc. (a)                            35,900          526,653
    Conexant Systems, Inc. (a)                            39,100          192,372
    Marvell Technology Group Ltd. (a)                     21,300          748,908
    Microchip Technology, Inc.                            50,960        1,343,306
    National Semiconductor Corp. (a)                      17,570          392,690
    Novellus Systems, Inc. (a)                            20,500          734,105
                                                                     ------------
                                                                        4,707,974
                                                                     ------------
  Software (10.2%)
    Amdocs Ltd. (a)                                       49,900        1,016,962
    Autodesk, Inc.                                        27,800          415,888
    BMC Software, Inc. (a)                                32,000          451,200
    Electronic Arts, Inc. (a)                             18,400        1,545,600
    Fair Isaac Corp.                                      20,830        1,125,653
    Intuit, Inc. (a)                                      12,465          536,244
    Mercury Interactive Corp. (a)                         21,410          842,698
    Siebel Systems, Inc. (a)                              37,780          354,376
    Symantec Corp. (a)                                    12,660          593,881
    VERITAS Software Corp. (a)                            21,090          649,572
                                                                     ------------
                                                                        7,532,074
                                                                     ------------
Materials (0.3%)
  Chemicals (0.3%)
    Methanex Corp.                                        22,300          206,498
                                                                     ------------

                 See Accompanying Notes to Financial Statements.

                                                          SHARES           VALUE
                                                         ---------     ------------
Common Stocks (continued)
Utilities (0.4%)
  Multi-Utilities & Unregulated Power (0.4%)
    Calpine Corp. (a)                                       55,300     $    315,763
                                                                       ------------
    Total Common Stocks
      (Cost of $59,903,367)                                              73,242,888
                                                                       ------------

                                                            PAR
                                                         ---------
Short-Term Obligation (0.6%)
    Repurchase agreement with State Street Bank &
      Trust Co., dated 07/31/03, due 08/01/03 at 0950%,
      collateralized by a U.S. Treasury Note
      maturing 01/31/05, market value of $461,078
      (repurchase proceeds $448,012)
      (Cost of $448,000)                                 $ 448,000          448,000
                                                                       ------------

    Total Investments (99.7%)
      (Cost of $60,351,367) (b)                                          73,690,888

    Other Assets & Liabilities, Net (0.3%)                                  234,959
                                                                       ------------

    Net Assets (100.0%)                                                $ 73,925,847
                                                                       ============

  Notes to Schedule of Investments:
  (a) Non-income producing.
  (b) Cost for federal income tax purposes is $61,045,757.

      ACRONYM                     NAME
  ---------------    -------------------------------
       ADR             American Depositary Receipt

                 See Accompanying Notes to Financial Statements.

                            CMG SMALL CAP GROWTH FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2003

                                                        SHARES           VALUE
                                                       ---------     ------------
Common Stocks (96.9%)
Consumer Discretionary (16.8%)
  Hotels, Restaurants & Leisure (4.3%)
    Alliance Gaming Corp. (a)                             10,300     $    219,700
    Applebee's International, Inc.                         7,000          223,300
    Red Robin Gourmet Burgers (a)                          2,100           45,444
    Scientific Games Corp., Class A (a)                   12,900          108,360
    Station Casinos, Inc.                                 10,600          307,400
                                                                     ------------
                                                                          904,204
                                                                     ------------
  Household Durables (1.2%)
    Meritage Corp. (a)                                     5,500          244,090
                                                                     ------------
  Leisure Equipment & Products (0.6%)
    SCP Pool Corp. (a)                                     3,300          127,908
                                                                     ------------
  Media (3.0%)
    Digital Theater Systems, Inc. (a)                        800           16,800
    Lin TV Corp. (a)                                       6,800          148,104
    Radio One, Inc., Class D (a)                           8,900          147,651
    Sinclair Broadcast Group, Inc., Class A (a)           17,800          183,874
    TiVo, Inc. (a)                                        12,500          136,125
                                                                     ------------
                                                                          632,554
                                                                     ------------
  Specialty Retail (6.7%)
    Advance Auto Parts, Inc. (a)                           4,400          298,892
    Blue Rhino Corp. (a)                                  13,900          162,630
    Cost Plus, Inc. (a)                                    3,800          141,626
    Party City Corp. (a)                                  10,500          120,120
    PETCO Animal Supplies, Inc. (a)                       11,300          283,517
    Sharper Image Corp. (a)                                8,300          233,404
    Too, Inc. (a)                                          9,400          172,960
                                                                     ------------
                                                                        1,413,149
                                                                     ------------
  Textiles, Apparel & Luxury Goods (1.0%)
    Warnaco Group, Inc. (a)                               12,500          196,875
                                                                     ------------

Consumer Staples (1.2%)
  Food & Drug Retailing (0.6%)
    Performance Food Group Co. (a)                         3,400          128,452
                                                                     ------------
  Food Products (0.6%)
    American Italian Pasta Co., Class A (a)                3,200          128,288
                                                                     ------------

Energy (8.0%)
  Energy Equipment & Services (4.6%)
    Key Energy Services, Inc. (a)                         24,000          223,440
    Matrix Service Co. (a)                                12,800          229,504
    Maverick Tube Corp. (a)                               16,900          278,850

                 See Accompanying Notes to Financial Statements.

                                                        SHARES           VALUE
                                                       ---------     ------------
Common Stocks (continued)
  Energy Equipment & Services (continued)
    Superior Energy Services, Inc. (a)                     6,400     $     57,728
    Unit Corp. (a)                                         9,400          183,958
                                                                     ------------
                                                                          973,480
                                                                     ------------
  Oil & Gas (3.4%)
    Frontier Oil Corp.                                    11,800          178,888
    Patina Oil & Gas Corp.                                 7,075          212,816
    Spinnaker Exploration Co. (a)                          4,900          107,065
    St. Mary Land & Exploration Co.                        5,300          136,952
    Tom Brown, Inc. (a)                                    3,000           76,050
                                                                     ------------
                                                                          711,771
                                                                     ------------
Financials (11.6%)
  Banks (4.4%)
    Boston Private Financial Holdings, Inc.                4,400          104,060
    Dime Community Bancshares                              3,700           91,760
    East West Bancorp, Inc.                                4,200          181,566
    Mercantile Bank Corp.                                  3,300          113,190
    Prosperity Bancshares, Inc.                            7,700          163,548
    UCBH Holdings, Inc.                                    5,100          157,233
    W Holding Co., Inc.                                    5,900          113,280
                                                                     ------------
                                                                          924,637
                                                                     ------------
  Diversified Financials (3.5%)
    ASTA Funding, Inc.                                     3,200           89,504
    Commercial Capital Bancorp, Inc. (a)                   2,700           51,300
    Investors Financial Services Corp.                     8,500          270,895
    Jefferies Group, Inc.                                  3,000          178,110
    MTC Technologies, Inc. (a)                             5,500          144,490
                                                                     ------------
                                                                          734,299
                                                                     ------------
  Insurance (2.7%)
    Hilb, Rogal & Hamilton Co.                             5,300          178,451
    Infinity Property & Casualty Corp.                     7,700          202,433
    Philadelphia Consolidated Holding Corp. (a)            3,900          157,326
    RLI Corp.                                              1,000           32,360
                                                                     ------------
                                                                          570,570
                                                                     ------------
  Real Estate (1.0%)
    American Financial Realty Trust                       13,800          203,412
                                                                     ------------

Health Care (19.7%)
  Biotechnology (5.3%)
    BioMarin Pharmaceutical, Inc. (a)                     15,500          168,020
    Charles River Laboratories International, Inc. (a)     6,300          234,108
    Ciphergen Biosystems, Inc. (a)                         9,900           82,071
    Neurocrine Biosciences, Inc. (a)                       1,900          101,992
    Protein Design Labs, Inc. (a)                         10,400          132,704
    Serologicals Corp. (a)                                18,700          287,232
    Telik, Inc. (a)                                        6,100          116,449
                                                                     ------------
                                                                        1,122,576
                                                                     ------------

                 See Accompanying Notes to Financial Statements.

                                                        SHARES           VALUE
                                                       ---------     ------------
Common Stocks (continued)
  Health Care Equipment & Supplies (8.3%)
    American Medical Systems Holdings, Inc. (a)            8,200     $    147,354
    Bio-Rad Laboratories, Inc., Class A (a)                3,400          190,400
    Integra LifeSciences Holdings (a)                      9,900          247,599
    Kyphon, Inc. (a)                                       5,700          123,063
    Medical Action Industries, Inc. (a)                   12,100          170,973
    Merit Medical Systems, Inc. (a)                        2,600           70,980
    Noven Pharmaceuticals, Inc. (a)                       15,300          169,677
    Respironics, Inc. (a)                                  3,100          123,938
    SonoSite, Inc. (a)                                     9,400          205,484
    Wright Medical Group, Inc. (a)                         7,100          181,902
    Zoll Medical Corp. (a)                                 3,300          103,752
                                                                     ------------
                                                                        1,735,122
                                                                     ------------
  Health Care Providers & Services (2.1%)
    Cobalt Corp. (a)                                       4,700           96,444
    Hooper Holmes, Inc.                                   13,000           91,000
    LifePoint Hospitals, Inc. (a)                          3,700          104,451
    WellChoice, Inc. (a)                                   4,800          149,280
                                                                     ------------
                                                                          441,175
                                                                     ------------
  Pharmaceuticals (4.0%)
    InterMune, Inc. (a)                                    5,500          103,400
    Nektar Therapeutics (a)                               15,100          133,484
    Salix Pharmaceuticals Ltd. (a)                         7,300           83,220
    SICOR, Inc. (a)                                       11,100          216,450
    Taro Pharmaceutical Industries Ltd. (a)                3,100          169,167
    Trimeris, Inc. (a)                                     3,100          137,485
                                                                     ------------
                                                                          843,206
                                                                     ------------

Industrials (12.4%)
  Aerospace & Defense (1.5%)
    DRS Technologies, Inc. (a)                             6,900          189,267
    Integrated Defense Technologies, Inc. (a)              4,400           70,356
    Mercury Computer Systems, Inc. (a)                     3,300           65,439
                                                                     ------------
                                                                          325,062
                                                                     ------------
  Air Freight & Logistics (0.9%)
    EGL, Inc. (a)                                          3,700           61,124
    UTI Worldwide, Inc.                                    3,600          127,026
                                                                     ------------
                                                                          188,150
                                                                     ------------
  Commercial Services & Supplies (5.1%)
    Arbitron, Inc. (a)                                     4,500          167,400
    Corporate Executive Board Co. (a)                      3,500          151,970
    FTI Consulting, Inc. (a)                               8,700          191,400
    Integrated Alarm Services Group, Inc. (a)             11,800          109,268
    Navigant Consulting, Inc. (a)                          5,900           79,709
    NCO Group, Inc. (a)                                    5,400          104,112
    Sylvan Learning Systems, Inc. (a)                      4,400          116,996

                 See Accompanying Notes to Financial Statements.

                                                        SHARES           VALUE
                                                       ---------     ------------
Common Stocks (continued)
  Commercial Services & Supplies (continued)
    United Stationers, Inc. (a)                            2,500     $     95,800
    Waste Connections, Inc. (a)                            1,900           64,505
                                                                     ------------
                                                                        1,081,160
                                                                     ------------
  Construction & Engineering (0.7%)
    Chicago Bridge & Iron Co. NV                           5,700          140,562
                                                                     ------------
  Machinery (1.7%)
    AGCO Corp. (a)                                         8,200          157,276
    CUNO, Inc. (a)                                         3,600          139,536
    UNOVA, Inc. (a)                                        4,100           55,801
                                                                     ------------
                                                                          352,613
                                                                     ------------
  Road & Rail (2.5%)
    Dollar Thrifty Automotive Group, Inc. (a)              5,000          112,150
    Genesee & Wyoming, Inc., Class A (a)                   7,300          163,593
    Heartland Express, Inc. (a)                            5,800          147,320
    Old Dominion Freight Line, Inc. (a)                    3,000           96,000
                                                                     ------------
                                                                          519,063
                                                                     ------------

Information Technology (25.3%)
  Communications Equipment (0.7%)
    F5 Networks, Inc. (a)                                  6,400          120,000
    Finisar Corp. (a)                                     13,800           26,046
                                                                     ------------
                                                                          146,046
                                                                     ------------
  Computers & Peripherals (2.7%)
    Applied Films Corp. (a)                                6,200          154,132
    Cray, Inc. (a)                                        21,600          239,112
    Pinnacle Systems, Inc. (a)                            19,600          161,504
                                                                     ------------
                                                                          554,748
                                                                     ------------
  Electronic Equipment & Instruments (2.6%)
    Anixter International, Inc. (a)                        3,500           78,085
    Global Imaging Systems, Inc. (a)                       8,000          203,920
    Itron, Inc. (a)                                        7,800          163,800
    Planar Systems, Inc. (a)                               4,000           96,480
                                                                     ------------
                                                                          542,285
                                                                     ------------
  Information Technology Consulting & Services (2.3%)
    Cognizant Technology Solutions Corp. (a)               4,900          150,822
    GRIC Communications, Inc. (a)                         10,300           57,886
    Priority Healthcare Corp., Class B (a)                 4,100           84,583
    SRA International, Inc., Class A (a)                   5,100          178,398
                                                                     ------------
                                                                          471,689
                                                                     ------------

                 See Accompanying Notes to Financial Statements.

                                                        SHARES           VALUE
                                                       ---------     ------------
Common Stocks (continued)
  Internet Software & Services (2.6%)
    Digital River, Inc. (a)                                9,000     $    193,320
    FindWhat.com (a)                                       3,900           81,159
    iPass, Inc. (a)                                          500            9,035
    PEC Solutions, Inc. (a)                                4,500          100,980
    webMethods, Inc. (a)                                  20,700          161,460
                                                                     ------------
                                                                          545,954
                                                                     ------------
  Semiconductor Equipment & Products (8.7%)
    Artisan Components, Inc. (a)                           9,700          202,827
    Brooks Automation, Inc. (a)                           14,200          273,350
    Cymer, Inc. (a)                                        3,000          121,350
    DSP Group, Inc. (a)                                    4,300          112,789
    Entegris, Inc. (a)                                    18,300          262,056
    Integrated Circuit Systems, Inc. (a)                   2,300           69,115
    Lattice Semiconductor Corp. (a)                       17,300          134,421
    Monolithic System Technology, Inc. (a)                10,200          103,224
    Mykrolis Corp. (a)                                    11,800          145,966
    Silicon Image, Inc. (a)                               31,400          165,792
    Skyworks Solutions, Inc. (a)                           8,000           68,080
    Zoran Corp. (a)                                        6,500          176,215
                                                                     ------------
                                                                        1,835,185
                                                                     ------------
  Software (5.7%)
    Activision, Inc. (a)                                  10,350          120,578
    Borland Software Corp. (a)                            20,900          194,370
    Documentum, Inc. (a)                                   6,600          113,190
    Epicor Software Corp. (a)                             15,400          121,968
    Jack Henry & Associates, Inc.                          4,700           87,843
    Magma Design Automation, Inc. (a)                     10,000          199,500
    Micromuse, Inc. (a)                                   16,300          117,034
    Take-Two Interactive Software, Inc. (a)                4,900          130,340
    Verity, Inc. (a)                                       9,000          119,790
                                                                     ------------
                                                                        1,204,613
                                                                     ------------
Materials (1.6%)
  Containers & Packaging (1.6%)
    Crown Holdings, Inc.                                   4,900           36,603
    Jarden Corp. (a)                                      10,300          304,777
                                                                     ------------
                                                                          341,380
                                                                     ------------
Telecommunication Services (0.3%)
  Diversified Telecommunication Services (0.3%)
    Intrado, Inc. (a)                                      4,000           65,400
                                                                     ------------

    Total Common Stocks
      (Cost of $18,734,277)                                            20,349,678
                                                                     ------------

                 See Accompanying Notes to Financial Statements.

                                                          PAR           VALUE
                                                       ---------     ------------
Short-Term Obligation (3.3%)
    Repurchase agreement with State Street Bank &
      Trust Co., dated 07/31/03, due 08/01/03 at
      1.000%, collateralized by a U.S. Treasury Note
      maturing 11/15/21, market value of $723,358
      (repurchase proceeds $704,020)
      (Cost of $704,000)                               $ 704,000     $    704,000
                                                                     ------------

    Total Investments (100.2%)
      (Cost of $19,438,277) (b)                                        21,053,678

    Other Assets & Liabilities, Net (-0.2%)                               (47,476)
                                                                     ------------

    Net Assets (100.0%)                                              $ 21,006,202
                                                                     ============

  Notes to Schedule of Investments:
  (a) Non-income producing.
  (b) Cost for federal income tax purposes is $19,442,330.

                 See Accompanying Notes to Financial Statements.

                            CMG SMALL CAP VALUE FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2003

                                                        SHARES           VALUE
                                                       ---------     ------------
Common Stocks (98.6%)
Consumer Discretionary (17.7%)
  Auto Components (1.1%)
    BorgWarner, Inc.                                       1,700     $    113,509
    Modine Manufacturing Co.                               2,600           55,224
    Standard Motor Products, Inc.                          5,900           59,118
                                                                     ------------
                                                                          227,851
                                                                     ------------
  Hotels, Restaurants & Leisure (2.7%)
    Bally Total Fitness Holding Corp. (a)                 10,900          104,858
    CBRL Group, Inc.                                       3,300          116,292
    Landry's Restaurants, Inc.                             5,700          116,907
    Lone Star Steakhouse & Saloon, Inc.                    7,700          165,781
    Prime Hospitality Corp. (a)                            9,400           70,312
                                                                     ------------
                                                                          574,150
                                                                     ------------
  Household Durables (2.0%)
    American Greetings Corp., Class A (a)                  5,700          101,517
    Bassett Furniture Industries, Inc.                     5,600           76,944
    Jacuzzi Brands, Inc. (a)                              17,100          102,771
    Russ Berrie & Co, Inc.                                 1,200           42,060
    Toro Co.                                               2,600          103,948
                                                                     ------------
                                                                          427,240
                                                                     ------------
  Leisure Equipment & Products (0.7%)
    JAKKS Pacific, Inc. (a)                                7,400           84,508
    Johnson Outdoors, Inc., Class A (a)                    3,900           55,844
    M&F Worldwide Corp. (a)                                1,700           14,518
    Travis Boats & Motors, Inc. (a)                          300              291
                                                                     ------------
                                                                          155,161
                                                                     ------------
  Media (1.5%)
    Alliance Atlantis Communications, Inc., Class B (a)   11,700          167,895
    Liberty Corp.                                          3,300          143,154
                                                                     ------------
                                                                          311,049
                                                                     ------------
  Multi-Line Retail (1.5%)
    BJ's Wholesale Club, Inc. (a)                          6,100          118,950
    Neiman-Marcus Group, Inc., Class A (a)                 3,400          133,620
    ShopKo Stores, Inc.                                    5,100           69,360
                                                                     ------------
                                                                          321,930
                                                                     ------------
  Specialty Retail (5.9%)
    Building Materials Holding Corp.                       3,400           45,390
    CompuCom Systems, Inc. (a)                            12,800           71,680
    Dress Barn, Inc. (a)                                   5,500           71,940
    Friedman's, Inc., Class A                              8,000          106,960
    Goody's Family Clothing, Inc.                          9,900           81,873
    Hughes Supply, Inc.                                    2,500           91,000
    Monro Muffler Brake, Inc. (a)                          5,047          158,274
    Movie Gallery, Inc. (a)                                5,200          104,000
    OfficeMax, Inc. (a)                                    8,600           77,228
    Rent-Way, Inc. (a)                                    16,400           87,576
    TBC Corp. (a)                                          7,000          140,420

                 See Accompanying Notes to Financial Statements.

                                                        SHARES           VALUE
                                                       ---------     ------------
Common Stocks (continued)
  Specialty Retail (continued)
    United Rentals, Inc. (a)                               5,500     $     79,750
    Zale Corp. (a)                                         3,200          152,160
                                                                     ------------
                                                                        1,268,251
                                                                     ------------
  Textiles, Apparel & Luxury Goods (2.3%)
    Delta Apparel, Inc.                                    2,300           36,248
    Kellwood Co.                                           5,100          167,535
    Maxwell Shoe Co., Inc., Class A (a)                    8,000          108,560
    Russell Corp.                                          5,600          111,496
    Stride Rite Corp.                                      7,200           72,144
                                                                     ------------
                                                                          495,983
                                                                     ------------
Consumer Staples (3.0%)
  Food Products (2.2%)
    Central Garden & Pet Co. (a)                           4,200          115,248
    Corn Products International, Inc.                      5,600          175,280
    Omega Protein Corp. (a)                                1,600           10,160
    Ralcorp Holdings, Inc. (a)                             6,100          164,944
                                                                     ------------
                                                                          465,632
                                                                     ------------
  Personal Products (0.2%)
    Inter Parfums, Inc.                                    4,300           49,407
                                                                     ------------
  Tobacco (0.6%)
    Universal Corp.                                        2,800          119,308
                                                                     ------------

Energy (5.4%)
  Energy Equipment & Services (1.4%)
    Lufkin Industries, Inc.                                4,600          117,121
    Universal Compression Holdings, Inc. (a)               4,000           79,400
    Willbros Group, Inc. (a)                              12,200          116,510
                                                                     ------------
                                                                          313,031
                                                                     ------------
  Oil & Gas (4.0%)
    Denbury Resources, Inc. (a)                            7,900          102,305
    Harvest Natural Resources, Inc. (a)                   20,000          134,800
    Peabody Energy Corp.                                   9,100          279,279
    Vintage Petroleum, Inc.                               11,300          129,611
    Western Gas Resources, Inc.                            2,200           83,468
    Westport Resources Corp. (a)                           5,900          122,425
                                                                     ------------
                                                                          851,888
                                                                     ------------
Financials (21.4%)
  Banks (10.7%)
    BancFirst Corp.                                          700           38,220
    BancorpSouth, Inc.                                     5,300          112,360
    Bank of Granite Corp.                                  5,100          100,878
    Bryn Mawr Bank Corp.                                   3,100          125,860
    Capitol Bancorp Ltd.                                   2,300           60,720

                 See Accompanying Notes to Financial Statements.

                                                        SHARES           VALUE
                                                       ---------     ------------
Common Stocks (continued)
  Banks (continued)
    Chemical Financial Corp.                               5,000     $    156,250
    Chittenden Corp.                                       5,800          169,360
    Community First Bankshares, Inc.                       4,000          109,880
    Community Trust Bancorp, Inc.                          2,800           80,276
    Corus Bankshares, Inc.                                 2,700          138,915
    First Citizens BancShares, Inc., Class A                 800           92,000
    First Financial Bankshares, Inc.                       2,550           91,749
    Greater Bay Bancorp                                    2,200           43,098
    Hancock Holding Co.                                    1,200           56,904
    MainSource Financial Group, Inc.                       2,000           52,980
    MASSBANK Corp.                                         1,700           55,442
    Merchants Bancshares, Inc.                             4,100          115,620
    MetroCorp. Bancshares, Inc.                              900           11,034
    Mid-State Bancshares                                   7,300          147,971
    Northrim BanCorp, Inc.                                 3,700           64,824
    Omega Financial Corp.                                    900           31,392
    Riggs National Corp.                                   8,100          131,058
    Simmons First National Corp., Class A                  3,800           91,960
    TriCo Bancshares                                       5,200          137,977
    Whitney Holding Corp.                                  1,800           62,190
                                                                     ------------
                                                                        2,278,918
                                                                     ------------
  Diversified Financials (2.2%)
    Cash America International, Inc.                      13,300          227,962
    CompuCredit Corp. (a)                                  2,900           44,399
    Metris Companies, Inc. (a)                            15,600           57,720
    MFC Bancorp Ltd. (a)                                  12,500          131,375
                                                                     ------------
                                                                          461,456
                                                                     ------------
  Insurance (3.7%)
    AmerUs Group Co.                                       2,100           64,302
    CNA Surety Corp. (a)                                     700            7,140
    Commerce Group, Inc.                                   2,600           98,930
    Delphi Financial Group, Inc., Class A                  3,600          177,660
    Kansas City Life Insurance Co.                           600           26,988
    Navigators Group, Inc. (a)                             1,600           51,344
    Phoenix Companies, Inc.                               13,000          121,680
    RLI Corp.                                              3,800          122,968
    State Auto Financial Corp.                             3,900           91,455
    Universal American Financial Corp. (a)                 5,300           35,616
                                                                     ------------
                                                                          798,083
                                                                     ------------
  Real Estate (4.8%)
    American Financial Realty Trust                        2,500           36,850
    Boykin Lodging Co. (a)                                 8,300           65,404
    EastGroup Properties, Inc.                             3,800          104,044
    Equity One, Inc.                                       6,100          103,700
    Getty Realty Corp.                                     4,100           98,974
    Keystone Property Trust                                4,100           79,089
    Mid-America Apartment Communities, Inc.                4,000          114,400
    Nationwide Health Properties, Inc.                     6,700          114,704

                 See Accompanying Notes to Financial Statements.

                                                        SHARES           VALUE
                                                       ---------     ------------
Common Stocks (continued)
  Real Estate (continued)
    PS Business Parks, Inc.                                4,300     $    159,401
    Universal Health Realty Income Trust                   2,700           74,385
    Urstadt Biddle Properties, Class A                     6,000           81,300
                                                                     ------------
                                                                        1,032,251
                                                                     ------------
Health Care (6.7%)
  Health Care Equipment & Supplies (0.5%)
    Sola International, Inc. (a)                           5,700           96,729
                                                                     ------------
  Health Care Providers & Services (5.8%)
    Chronimed, Inc. (a)                                    5,900           67,673
    Cross Country Healthcare, Inc. (a)                     6,200           92,938
    Genesis Health Ventures, Inc. (a)                      6,400          136,000
    Humana, Inc. (a)                                       8,400          147,168
    Kindred Healthcare, Inc. (a)                           3,400           81,464
    LifePoint Hospitals, Inc. (a)                          2,100           59,283
    MAXIMUS, Inc. (a)                                      2,100           63,000
    PacifiCare Health Systems, Inc. (a)                    3,200          178,880
    Pediatrix Medical Group, Inc. (a)                      3,000          122,190
    Province Healthcare Co. (a)                            4,100           54,940
    Stewart Enterprises, Inc., Class A (a)                17,600           77,616
    US Oncology, Inc. (a)                                 20,000          160,400
                                                                     ------------
                                                                        1,241,552
                                                                     ------------
  Pharmaceuticals (0.4%)
    Alpharma, Inc., Class A                                4,300           85,355
                                                                     ------------

Industrials (16.8%)
  Aerospace & Defense (1.6%)
    Armor Holdings, Inc. (a)                               6,400           97,728
    Herley Industries, Inc. (a)                            4,300           79,980
    Ladish Co., Inc. (a)                                   9,200           56,212
    Precision Castparts Corp.                              3,500          112,875
                                                                     ------------
                                                                          346,795
                                                                     ------------
  Air Freight & Logistics (0.6%)
    Ryder System, Inc.                                     4,200          122,052
                                                                     ------------
  Airlines (1.0%)
    Atlantic Coast Airlines Holdings, Inc. (a)             8,300           62,831
    Mesaba Holdings, Inc. (a)                              4,900           36,995
    SkyWest, Inc.                                          6,400          119,616
                                                                     ------------
                                                                          219,442
                                                                     ------------

                 See Accompanying Notes to Financial Statements.

                                                        SHARES           VALUE
                                                       ---------     ------------
Common Stocks (continued)
  Building Products (1.0%)
    NCI Building Systems, Inc. (a)                         4,700     $     83,237
    Watsco, Inc.                                           7,100          123,753
                                                                     ------------
                                                                          206,990
                                                                     ------------
  Commercial Services & Supplies (5.3%)
    Banta Corp.                                            3,100          104,904
    Cable Design Technologies Corp. (a)                    7,900           50,955
    Casella Waste Systems, Inc., Class A (a)              14,500          168,200
    Century Business Services, Inc. (a)                   16,300           55,746
    Consolidated Graphics, Inc. (a)                        6,000          144,000
    Electro Rent Corp. (a)                                 2,800           30,688
    Handleman Co. (a)                                      7,800          135,720
    Imagistics International, Inc. (a)                     6,700          192,290
    Kimball International, Inc., Class B                   7,700          116,039
    ProsoftTraining (a)                                   13,645            6,017
    RemedyTemp, Inc., Class A (a)                          1,300           14,430
    SOURCECORP, Inc. (a)                                   4,100           97,990
    TeleTech Holdings, Inc. (a)                              900            3,537
                                                                     ------------
                                                                        1,120,516
                                                                     ------------
  Construction & Engineering (1.9%)
    Comfort Systems USA, Inc. (a)                         13,700           44,525
    EMCOR Group, Inc. (a)                                  3,900          161,070
    MasTec, Inc. (a)                                      19,900          144,275
    Shaw Group, Inc. (a)                                   6,700           57,017
                                                                     ------------
                                                                          406,887
                                                                     ------------
  Electrical Equipment (1.2%)
    Genlyte Group, Inc. (a)                                2,300           85,675
    Tecumseh Products Co.                                  2,800          101,920
    Woodward Governor Co.                                  1,800           76,320
                                                                     ------------
                                                                          263,915
                                                                     ------------
  Industrial Conglomerates (0.4%)
    Carlisle Companies, Inc.                               2,100           91,875
                                                                     ------------
  Machinery (3.0%)
    Alamo Group, Inc.                                      2,900           38,715
    Briggs & Stratton Corp.                                2,100          115,647
    Esterline Technologies Corp. (a)                       5,900          112,985
    Harsco Corp.                                           4,600          171,948
    Kadant, Inc. (a)                                       6,000          118,860
    Oshkosh Truck Corp.                                    1,100           73,172
    UNOVA, Inc. (a)                                          600            8,166
                                                                     ------------
                                                                          639,493
                                                                     ------------
  Road & Rail (0.8%)
    Covenant Transport, Inc., Class A (a)                  4,600           80,868
    Kansas City Southern (a)                               4,800           58,320
    U.S. Xpress Enterprises, Inc., Class A (a)             2,800           36,204
                                                                     ------------
                                                                          175,392
                                                                     ------------

                 See Accompanying Notes to Financial Statements.

                                                        SHARES           VALUE
                                                       ---------     ------------
Common Stocks (continued)
Information Technology (15.9%)
  Communications Equipment (1.7%)
    Anaren, Inc. (a)                                       4,000     $     44,040
    Andrew Corp. (a)                                       9,407          102,442
    Black Box Corp.                                        2,500          101,250
    Optical Communication Products, Inc. (a)              21,900           40,515
    Tollgrade Communications, Inc. (a)                     5,000           69,300
                                                                     ------------
                                                                          357,547
                                                                     ------------
  Computers & Peripherals (1.6%)
    Electronics For Imaging, Inc. (a)                      4,300           90,300
    Imation Corp.                                          1,100           39,259
    Intergraph Corp. (a)                                   4,200           92,820
    Iomega Corp.                                          11,100          129,648
                                                                     ------------
                                                                          352,027
                                                                     ------------
  Electronic Equipment & Instruments (5.1%)
    Analogic Corp.                                         1,700           82,076
    Anixter International, Inc. (a)                        2,500           55,775
    Benchmark Electronics, Inc. (a)                        2,900          115,420
    Checkpoint Systems, Inc. (a)                           6,200           96,348
    MTS Systems Corp.                                      6,800          101,660
    Nu Horizons Electronics Corp. (a)                     10,400           69,472
    Pioneer-Standard Electronics, Inc.                    10,100           90,698
    Planar Systems, Inc. (a)                               4,300          103,716
    Plexus Corp. (a)                                       9,500          137,085
    Somera Communications, Inc. (a)                        8,000           13,280
    Tech Data Corp. (a)                                    3,800          118,940
    Vishay Intertechnology, Inc. (a)                       8,200          109,060
                                                                     ------------
                                                                        1,093,530
                                                                     ------------
  Information Technology Consulting & Services (2 7%)
    Acxiom Corp. (a)                                       6,100           96,929
    American Management Systems, Inc. (a)                 10,900          158,268
    Computer Horizons Corp. (a)                           11,500           46,920
    Management Network Group, Inc. (a)                    28,700           58,835
    MPS Group, Inc. (a)                                   22,600          212,214
                                                                     ------------
                                                                          573,166
                                                                     ------------
  Internet Software & Services (0.8%)
    SonicWALL, Inc. (a)                                   19,700          105,986
    Stellent, Inc. (a)                                     2,500           17,875
    TriZetto Group, Inc. (a)                               4,900           37,921
                                                                     ------------
                                                                          161,782
                                                                     ------------
  Semiconductor Equipment & Products (2.1%)
    DuPont Photomasks, Inc. (a)                            4,500           92,205
    Exar Corp. (a)                                         6,500           92,950
    FSI International, Inc. (a)                              200              998
    Integrated Device Technology, Inc. (a)                 8,600           98,986

                 See Accompanying Notes to Financial Statements.

                                                        SHARES           VALUE
                                                       ---------     ------------
Common Stocks (continued)
  Semiconductor Equipment & Products (continued)
    Pericom Semiconductor Corp. (a)                        6,300     $     56,858
    Zoran Corp. (a)                                        3,600           97,596
                                                                     ------------
                                                                          439,593
                                                                     ------------
  Software (1.9%)
    MSC Software Corp. (a)                                 3,800           28,196
    Novell, Inc. (a)                                      20,200           71,710
    Pervasive Software, Inc. (a)                           9,600           57,600
    PLATO Learning, Inc. (a)                              15,200           86,640
    Sybase, Inc. (a)                                       7,300          114,610
    Transaction Systems Architects, Inc., Class A (a)      4,300           51,301
                                                                     ------------
                                                                          410,057
                                                                     ------------
Materials (6.1%)
  Chemicals (3.1%)
    A. Schulman, Inc.                                      4,700           76,516
    Cytec Industries, Inc. (a)                             6,100          235,582
    H.B. Fuller Co.                                        3,600           87,336
    Lubrizol Corp.                                         4,400          146,916
    Minerals Technologies, Inc.                            2,300          114,885
                                                                     ------------
                                                                          661,235
                                                                     ------------
  Construction Materials (0.8%)
    AMCOL International Corp.                              4,200           39,564
    Centex Construction Products, Inc.                     3,000          135,000
                                                                     ------------
                                                                          174,564
                                                                     ------------
  Containers & Packaging (0.9%)
    AptarGroup, Inc.                                       2,700          100,575
    Greif, Inc.                                            3,500           82,600
                                                                     ------------
                                                                          183,175
                                                                     ------------
  Metals & Mining (0.9%)
    Carpenter Technology Corp.                             6,400          117,312
    RTI International Metals, Inc.                         8,100           81,729
                                                                     ------------
                                                                          199,041
                                                                     ------------
  Paper & Forest Products (0.4%)
    Glatfelter                                             3,400           42,602
    Schweitzer-Mauduit International, Inc.                 1,700           42,908
                                                                     ------------
                                                                           85,510
                                                                     ------------
Telecommunication Services (1.0%)
  Diversified Telecommunication Services (0.9%)
    Advanced Fibre Communications, Inc. (a)                6,400          107,968
    North Pittsburgh Systems, Inc.                         4,800           86,400
                                                                     ------------
                                                                          194,368
                                                                     ------------
  Wireless Telecommunication Services (0.1%)
    Metro One Telecommunications, Inc. (a)                 5,300           21,518
                                                                     ------------

                 See Accompanying Notes to Financial Statements.

                                                        SHARES           VALUE
                                                       ---------     ------------
Common Stocks (continued)
Utilities (4.6%)
  Electric Utilities (3.5%)
    Central Vermont Public Service Corp.                   6,800     $    147,016
    CH Energy Group, Inc.                                  4,500          195,075
    El Paso Electric Co. (a)                               7,700           89,089
    Maine & Maritimes Corp.                                1,500           48,450
    MGE Energy, Inc.                                       2,700           84,591
    Northeast Utilities                                   10,900          183,120
                                                                     ------------
                                                                          747,341
                                                                     ------------
  Gas Utilities (0.8%)
    Cascade Natural Gas Corp.                              2,900           56,115
    Northwest Natural Gas Co.                              2,200           62,634
    WGL Holdings, Inc.                                     2,400           61,224
                                                                     ------------
                                                                          179,973
                                                                     ------------
  Multi-Utilities & Unregulated Power (0.3%)
    MDU Resources Group, Inc.                              1,800           57,096
                                                                     ------------

    Total Common Stocks
      (Cost of $19,128,259)                                            21,060,105
                                                                     ------------

                                                          PAR
                                                       ---------
Short-Term Obligation (1.9%)
    Repurchase agreement with State Street Bank &
      Trust Co., dated 07/31/03, due 08/01/03 at 1000%,
      collateralized by a U.S. Treasury Note
      maturing 11/15/16, market value of $424,478
      (repurchase proceeds $410,011)
      (Cost of $410,000)                               $ 410,000          410,000
                                                                     ------------

    Total Investments (100.5%)
      (Cost of $19,538,259) (b)                                        21,470,105

    Other Assets & Liabilities, Net (-0.5%)                              (113,777)
                                                                     ------------

    Net Assets (100.0%)                                              $ 21,356,328
                                                                     ============

  Notes to Schedule of Investments:
  (a) Non-income producing.
  (b) Cost for federal income tax purposes is $19,538,372.

                 See Accompanying Notes to Financial Statements.

                          CMG INTERNATIONAL STOCK FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2003

                                                        SHARES           VALUE
                                                       ---------     ------------
Common Stocks (95.9%)
Consumer Discretionary (18.7%)
  Auto Components (0.5%)
    F.C.C. Co., Ltd.                                       3,700     $     99,547
    Nissan Shatai Co., Ltd.                               51,900          168,511
                                                                     ------------
                                                                          268,058
                                                                     ------------
  Automobiles (0.8%)
    Honda Motor Co., Ltd.                                  6,300          243,263
    Nissan Motor Co., Ltd.                                21,000          204,899
                                                                     ------------
                                                                          448,162
                                                                     ------------
  Hotels, Restaurants & Leisure (0.8%)
    Accor SA                                              12,300          461,848
                                                                     ------------
  Household Durables (5.7%)
    Koninklijke (Royal) Philips Electronics NV            26,100          549,080
    Land and Houses Public Co., Ltd., NVDR             2,029,400          420,476
    Matsushita Electric Industrial Co., Ltd.              98,000        1,159,643
    Pioneer Corp.                                         28,700          676,836
    Sanyo Electric Co., Ltd.                             145,000          543,035
                                                                     ------------
                                                                        3,349,070
                                                                     ------------
  Internet & Catalog Retail (0.4%)
    Belluna Co., Ltd.                                      6,000          218,725
                                                                     ------------
  Media (4.8%)
    BEC World Public Co., Ltd.                            21,200          122,207
    British Sky Broadcasting PLC (a)                      53,900          611,054
    JC Decaux SA (a)                                      24,560          292,410
    Pearson PLC                                           98,600          925,029
    Reed Elsevier PLC                                     36,100          278,116
    VNU NV                                                18,000          580,852
                                                                     ------------
                                                                        2,809,668
                                                                     ------------
  Multi-Line Retail (1.5%)
    Don Quijote Co., Ltd. (a)                              1,400           69,753
    Don Quijote Co., Ltd., Bonus Shares (a)(b)             1,400           70,334
    Wal-Mart de Mexico SA de CV, Class V                 260,500          774,316
                                                                     ------------
                                                                          914,403
                                                                     ------------
  Specialty Retail (2.6%)
    Kesa Electricals PLC (a)                              20,780           68,550
    Kingfisher PLC                                        90,912          410,359
    Next PLC                                              38,600          705,317
    Shimamura Co., Ltd.                                    5,700          328,960
                                                                     ------------
                                                                        1,513,186
                                                                     ------------
  Textiles, Apparel & Luxury Goods (1.6%)
    LVMH Moet Hennessy Louis Vuitton SA                    7,400          405,444
    Puma AG                                                3,500          399,017
    Sanyo Shokai Ltd.                                     26,000          149,836
                                                                     ------------
                                                                          954,297
                                                                     ------------

                 See Accompanying Notes to Financial Statements.

                                                        SHARES           VALUE
                                                       ---------     ------------
Common Stocks (continued)
Consumer Staples (5.5%)
  Beverages (0.7%)
    Pernod-Ricard SA                                       4,425     $    383,945
                                                                     ------------

  Food & Drug Retailing (1.1%)
    Seven-Eleven Japan Co., Ltd.                          26,000          664,978
                                                                     ------------

  Food Products (1.0%)
    Nestle SA, Registered Shares                           2,400          478,759
    Yakult Honsha Co., Ltd.                                9,000          124,434
                                                                     ------------
                                                                          603,193
                                                                     ------------
  Household Products (1.3%)
    Reckitt Benckiser PLC                                 33,600          618,551
    Srithai Superware Co., Ltd. (a)                      770,000          145,785
                                                                     ------------
                                                                          764,336
                                                                     ------------

  Personal Products (0.5%)
    L'Oreal SA                                             4,650          305,800
                                                                     ------------

  Tobacco (0.9%)
    Imperial Tobacco Group PLC                            33,400          525,648
                                                                     ------------

Energy (3.7%)
  Oil & Gas (3.7%)
    BP PLC, ADR                                           28,220        1,172,541
    ENI S.p.A                                             52,100          767,181
    Total SA                                               1,341          198,519
                                                                     ------------
                                                                        2,138,241
                                                                     ------------
Financials (21.3%)
  Banks (14.6%)
    Anglo Irish Bank Corp. PLC                            27,700          253,831
    Banco Popular Espanol SA                               7,300          349,293
    Banco Santander Central Hispano SA                    97,100          872,502
    Barclays PLC                                          99,652          750,885
    Credit Agricole SA                                    37,751          717,865
    Credit Suisse Group                                   41,020        1,288,641
    Danske Bank A/S                                       30,800          563,391
    Grupo Financiero BBVA Bancomer SA de CV (a)          360,000          301,405
    Royal Bank of Scotland Group PLC                      30,904          873,768
    Siam Commercial Bank Public Co., Ltd. (a)            550,600          485,168
    Standard Chartered PLC                                63,600          821,831
    UBS AG, Registered Shares                              4,400          257,552
    UFJ Holdings, Inc.                                       100          198,464
    UniCredito Italiano S.p.A                            176,200          825,276
                                                                     ------------
                                                                        8,559,872
                                                                     ------------

                 See Accompanying Notes to Financial Statements.

                                                        SHARES           VALUE
                                                       ---------     ------------
Common Stocks (continued)
  Diversified Financials (3.2%)
    Euronext NV                                           19,400     $    486,573
    ING Groep NV                                          49,500        1,000,216
    Nomura Holdings, Inc.                                 28,000          372,016
                                                                     ------------
                                                                        1,858,805
                                                                     ------------
  Insurance (2.5%)
    Allianz AG, Registered Shares                          9,300          992,348
    Converium Holding AG                                   3,100          147,264
    Irish Life & Permanent PLC                            11,100          122,182
    Irish Life & Permanent PLC                            19,200          213,437
                                                                     ------------
                                                                        1,475,231
                                                                     ------------
  Real Estate (1.0%)
    Mitsubishi Estate Co., Ltd.                           78,000          569,981
                                                                     ------------

Health Care (11.5%)
  Health Care Equipment & Supplies (2.7%)
    Olympus Optical Co., Ltd.                             37,000          821,881
    ResMed, Inc. (a)                                       8,600          341,420
    Smith & Nephew PLC                                    63,400          378,506
                                                                     ------------
                                                                        1,541,807
                                                                     ------------
  Pharmaceuticals (8.8%)
    Chugai Pharmaceutical Co., Ltd.                       44,400          498,843
    Dr. Reddy's Laboratories, Ltd., ADR                   11,400          285,456
    GlaxoSmithKline PLC                                   33,043          633,820
    Novartis AG, Registered Shares                        26,080        1,005,377
    Ranbaxy Laboratories Ltd., GDR                        18,600          356,804
    Sanofi-Synthelabo SA                                   4,850          272,921
    Sawai Pharmaceutical Co., Ltd.                        14,500          348,578
    Stada Arzneimittel AG                                  4,600          268,153
    Takeda Chemical Industries Ltd.                       13,000          464,189
    Taro Pharmaceutical Industries Ltd. (a)                3,400          185,538
    Teva Pharmaceutical Industries Ltd. ADR               14,600          837,164
                                                                     ------------
                                                                        5,156,843
                                                                     ------------

Industrials (9.7%)
  Airlines (1.2%)
    Cathay Pacific Airways Ltd.                          185,000          259,737
    Singapore Airlines Ltd.                               73,000          448,209
                                                                     ------------
                                                                          707,946
                                                                     ------------
  Commercial Services & Supplies (2.1%)
    Amadeus Global Travel Distribution SA, Class A       140,900          941,641
    Capita Group PLC                                      70,900          279,526
                                                                     ------------
                                                                        1,221,167
                                                                     ------------
  Industrial Conglomerates (2.1%)
    Big C Supercenter Public Co., Ltd., NVDR             517,000          222,855
    Burberry Group PLC                                    60,800          297,432

                 See Accompanying Notes to Financial Statements.

                                                        SHARES           VALUE
                                                       ---------     ------------
Common Stocks (continued)
  Industrial Conglomerates (continued)
    JSC MMC Norilsk Nickel, ADR (a)                        3,800     $    142,690
    Smiths Group PLC                                      47,500          559,519
                                                                     ------------
                                                                        1,222,496
                                                                     ------------
  Machinery (1.3%)
    Atlas Copco AB, Class B                               16,000          436,068
    Linde AG                                               7,100          301,684
                                                                     ------------
                                                                          737,752
                                                                     ------------
  Transportation Infrastructure (3.0%)
    Abertis Infraestructuras SA                           30,945          416,394
    BAA PLC                                               60,000          452,829
    Cosco Pacific Ltd.                                   660,000          702,375
    Zhejiang Expressway Co., Ltd., Class H               458,000          215,809
                                                                     ------------
                                                                        1,787,407
                                                                     ------------
Information Technology (10.6%)
  Communications Equipment (1.5%)
    Nokia Oyj, ADR                                        21,000          321,300
    Nortel Networks Corp. (a)                            193,900          573,049
                                                                     ------------
                                                                          894,349
                                                                     ------------
  Electronic Equipment & Instruments (0.6%)
    Keyence Corp.                                          2,000          372,680
                                                                     ------------
  Information Technology Consulting & Services (1.1%)
    Indra Sistemas SA                                     53,100          622,066
                                                                     ------------
  Internet Software & Services (0.8%)
    T-Online International AG (a)                         42,100          442,131
                                                                     ------------
  Office Electronics (1.6%)
    Canon, Inc.                                           19,000          915,092
                                                                     ------------
  Semiconductor Equipment & Products (4.3%)
    ARM Holdings PLC (a)                                 200,100          286,581
    Rohm Co., Ltd.                                         2,800          329,699
    Samsung Electronics Co., Ltd.                          1,350          475,731
    Taiwan Semiconductor Manufacturing Co., Ltd.,
      ADR (a)                                             69,876          698,760
    Tokyo Electron Ltd.                                   12,400          727,988
                                                                     ------------
                                                                        2,518,759
                                                                     ------------
  Software (0.7%)
    Dassault Systemes SA                                  12,352          425,925
                                                                     ------------

Materials (6.2%)
  Construction Materials (1.3%)
    Siam Cement Public Co., Ltd., NVDR                   208,000          738,080
                                                                     ------------

                 See Accompanying Notes to Financial Statements.

                                                        SHARES           VALUE
                                                       ---------     ------------
Common Stocks (continued)
  Chemicals (1.0%)
    L'Air Liquide SA                                       2,580     $    402,512
    Shin-Etsu Chemical Co., Ltd.                           6,100          212,747
                                                                     ------------
                                                                          615,259
                                                                     ------------
  Containers & Packaging (0.9%)
    Amcor Ltd.                                            92,300          500,631
                                                                     ------------

  Metals & Mining (1.9%)
    BHP Billiton Ltd.                                     65,500          415,470
    BHP Billiton PLC                                     119,000          710,924
                                                                     ------------
                                                                        1,126,394
                                                                     ------------
  Paper & Forest Products (1.1%)
    Stora Enso Oyj, Class R                               36,500          458,344
    UPM-Kymmene Oyj                                       12,000          195,706
                                                                     ------------
                                                                          654,050
                                                                     ------------
Telecommunication Services (6.9%)
  Diversified Telecommunication Services (2.8%)
    PT Telekomunikasi Indonesia ADR                       12,000          124,680
    Telecom Italia S.p.A                                  64,900          549,634
    Telefonica SA (a)                                     85,213          994,440
                                                                     ------------
                                                                        1,668,754
                                                                     ------------
  Wireless Telecommunication Services (4.1%)
    NTT DoCoMo, Inc.                                         383          877,791
    Vodafone Group PLC                                   790,928        1,501,858
                                                                     ------------
                                                                        2,379,649
                                                                     ------------
Utilities (1.8%)
  Electric Utilities (0.9%)
    National Grid Transco PLC                             87,000          540,401
                                                                     ------------

  Gas Utilities (0.9%)
    Centrica PLC                                          67,000          191,105
    Snam Rete Gas S.p.A                                   91,000          349,562
                                                                     ------------
                                                                          540,667
                                                                     ------------

    Total Common Stocks
     (Cost of $51,877,660)                                             56,117,752
                                                                     ------------

                                                         UNITS
                                                       ---------
Warrants (0.2%)
Financials (0.2%)
  Banks (0.2%)
    Siam Commercial Bank Public Co., Ltd. (a)
      Expires 06/22/04
      (Cost of $148,273)                                 826,000          127,864
                                                                     ------------

                 See Accompanying Notes to Financial Statements.

                                                                PAR           VALUE
                                                            -----------    ------------
Short-Term Obligation (3.5%)
    Repurchase agreement with State Street Bank &
      Trust Co., dated 07/31/03, due 08/01/03 at 0.950%,
      collateralized by a U.S. Treasury Bond
      maturing 11/15/10, market value of $2,074,600
      (repurchase proceeds $2,030,054)
      (Cost of $2,030,000)                                  $ 2,030,000    $  2,030,000
                                                                           ------------
    Total Investments (99.6%)
      (Cost of $54,055,933) (c)                                              58,275,616

    Other Assets & Liabilities, Net (0.4%)                                      212,077
                                                                           ------------

    Net Assets (100.0%)                                                    $ 58,487,693
                                                                           ============

  Notes to Schedule of Investments:
  (a) Non-income producing.
  (b) Security purchased on a when-issued basis.
  (c) Cost for federal income tax purposes is $54,492,302.

      ACRONYM                     NAME
  ---------------    -------------------------------
       ADR            American Depositary Receipt
       GDR             Global Depositary Receipt
      NVDR           Non-Voting Depositary Receipt


                 See Accompanying Notes to Financial Statements.

     SUMMARY OF SECURITIES                                                % OF TOTAL
     BY COUNTRY (UNAUDITED)                                    VALUE      INVESTMENTS
--------------------------------                           ------------   -----------
     United Kingdom                                        $ 13,594,149          23.3%
     Japan                                                   11,432,706          19.6
     Spain                                                    4,196,336           7.2
     France                                                   3,867,188           6.6
     Switzerland                                              3,177,594           5.5
     Netherlands                                              2,616,720           4.5
     Italy                                                    2,491,653           4.3
     Germany                                                  2,403,332           4.1
     United States*                                           2,371,420           4.1
     Thailand                                                 2,262,435           3.9
     Mexico                                                   1,075,721           1.8
     Israel                                                   1,022,702           1.8
     Finland                                                    975,351           1.7
     Australia                                                  916,101           1.6
     Bermuda                                                    702,375           1.2
     Taiwan                                                     698,760           1.2
     India                                                      642,260           1.1
     Ireland                                                    589,450           1.0
     Canada                                                     573,049           1.0
     Denmark                                                    563,390           1.0
     South Korea                                                475,731           0.8
     Singapore                                                  448,209           0.8
     Sweden                                                     436,068           0.7
     Hong Kong                                                  259,737           0.4
     China                                                      215,809           0.4
     Russia                                                     142,690           0.2
     Indonesia                                                  124,680           0.2
                                                           ------------   -----------
                                                           $ 58,275,616         100.0%
                                                           ============   ===========

     * Includes short-term obligation.

                 See Accompanying Notes to Financial Statements.

                       CMG ENHANCED S&P 500(R) INDEX FUND
                             CMG MID CAP GROWTH FUND
                          Portfolios of CMG Fund Trust
                      STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2003

                                                                     CMG ENHANCED         CMG
                                                                      S&P 500(R)        MID CAP
                                                                      INDEX FUND      GROWTH FUND
                                                                    --------------   --------------
ASSETS:
 Investments, at identified cost                                    $    9,472,297   $    2,002,510
                                                                    --------------   --------------
 Investments, at value                                              $    9,573,472   $    2,118,859
 Cash                                                                          175           47,461
 Cash denominated in foreign currency (cost of $193,169)                         -                -
 Receivable for:
   Investments sold                                                              -           60,949
   Capital stock sold                                                      400,000                -
   Interest                                                                     24                -
   Dividends and foreign tax reclaims                                        8,723              319
 Expense reimbursement due from investment advisor                           4,181            4,650
 Other assets                                                                    -                -
                                                                    --------------   --------------
 Total assets                                                            9,986,575        2,232,238
                                                                    --------------   --------------

LIABILITIES:
 Payable for:
   Investments purchased                                                   837,320           55,245
   Investment management fee                                                 1,429            1,155
   Trustees' fees                                                              736              427
   Audit fee                                                                11,250           13,250
   Deferred foreign taxes                                                        -                -
 Other liabilities                                                           1,372              998
                                                                    --------------   --------------
 Total liabilities                                                         852,107           71,075
                                                                    --------------   --------------
NET ASSETS                                                          $    9,134,468   $    2,161,163
                                                                    ==============   ==============

NET ASSETS consist of:
 Paid-in capital                                                    $    9,015,000   $    2,042,300
 Undistributed net investment income                                        14,758                -
 Accumulated net realized gain (loss)                                        3,535            2,514
 Net unrealized appreciation (depreciation) on:
   Investments                                                             101,175          116,349
   Foreign currency translations                                                 -                -
   Foreign capital gains tax                                                     -                -
                                                                    --------------   --------------
NET ASSETS                                                          $    9,134,468   $    2,161,163
                                                                    ==============   ==============
Shares of capital stock outstanding                                        851,673          197,710
                                                                    ==============   ==============
Net asset value, offering and redemption price per share            $        10.73   $        10.93
                                                                    ==============   ==============

                 See Accompanying Notes to Financial Statements.

                             CMG MID CAP VALUE FUND
                             CMG SMALL/MID CAP FUND
                            CMG SMALL CAP GROWTH FUND
                            CMG SMALL CAP VALUE FUND
                          CMG INTERNATIONAL STOCK FUND

                                                               CMG           CMG              CMG           CMG            CMG
                                                             MID CAP      SMALL/MID        SMALL CAP      SMALL CAP   INTERNATIONAL
                                                           VALUE FUND      CAP FUND       GROWTH FUND    VALUE FUND     STOCK FUND
                                                          ------------   ------------    ------------   ------------   ------------
ASSETS:
 Investments, at identified cost                          $  2,552,291   $ 60,351,367    $ 19,438,277   $ 19,538,259   $ 54,055,933
                                                          ------------   ------------    ------------   ------------   ------------
 Investments, at value                                    $  2,659,858   $ 73,690,888    $ 21,053,678   $ 21,470,105   $ 58,275,616
 Cash                                                              882            240             295            374             17
 Cash denominated in foreign currency (cost of $193,169)             -              -               -              -        192,655
 Receivable for:
   Investments sold                                                  -      2,176,382         200,057        116,602              -
   Capital stock sold                                                -              -               -              -              -
   Interest                                                          4             12              20             11             54
   Dividends and foreign tax reclaims                            1,511          7,955           1,535         14,594        112,814
 Expense reimbursement due from investment advisor               4,650          4,340           4,650          4,650          8,114
 Other assets                                                        -            270               -              -          1,232
                                                          ------------   ------------    ------------   ------------   ------------
 Total assets                                                2,666,905     75,880,087      21,260,235     21,606,336     58,590,502
                                                          ------------   ------------    ------------   ------------   ------------

LIABILITIES:
 Payable for:
   Investments purchased                                             -      1,887,487         226,105        222,208              -
   Investment management fee                                     1,285         46,638          13,263         13,134         35,207
   Trustees' fees                                                  427            382             415            416              -
   Audit fee                                                    13,250         19,733          13,250         13,250         21,945
   Deferred foreign taxes                                            -              -               -              -         45,657
 Other liabilities                                               1,000              -           1,000          1,000              -
                                                          ------------   ------------    ------------   ------------   ------------
 Total liabilities                                              15,962      1,954,240         254,033        250,008        102,809
                                                          ------------   ------------    ------------   ------------   ------------
NET ASSETS                                                $  2,650,943   $ 73,925,847    $ 21,006,202   $ 21,356,328   $ 58,487,693
                                                          ============   ============    ============   ============   ============

NET ASSETS consist of:
 Paid-in capital                                          $  2,539,150   $ 84,465,614    $ 18,592,735   $ 19,281,800   $ 62,966,136
 Undistributed net investment income                             1,986         25,825               -         26,809        352,135
 Accumulated net realized gain (loss)                            2,240    (23,905,113)        798,066        115,873     (9,004,814)
 Net unrealized appreciation (depreciation) on:
   Investments                                                 107,567     13,339,521       1,615,401      1,931,846      4,219,683
   Foreign currency translations                                     -              -               -              -            210
   Foreign capital gains tax                                         -              -               -              -        (45,657)
                                                          ------------   ------------    ------------   ------------   ------------
NET ASSETS                                                $  2,650,943   $ 73,925,847    $ 21,006,202   $ 21,356,328   $ 58,487,693
                                                          ============   ============    ============   ============   ============
Shares of capital stock outstanding                            248,038      8,906,142       1,821,611      1,890,857      5,660,247
                                                          ============   ============    ============   ============   ============
Net asset value, offering and redemption price per share  $      10.69   $       8.30    $      11.53   $      11.29   $      10.33
                                                          ============   ============    ============   ============   ============

                            STATEMENTS OF OPERATIONS

For the Period Ended July 31, 2003

                                                                               CMG ENHANCED          CMG
                                                                                S&P 500(R)         MID CAP
                                                                              INDEX FUND (a)    GROWTH FUND (a)
                                                                              --------------    ---------------
NET INVESTMENT INCOME:
   Income:
      Dividends                                                               $       16,159    $          746
      Interest                                                                         1,029               291
      Other income                                                                         -                 -
      Foreign withholding tax                                                              -               (41)
                                                                              --------------    --------------
         Total income                                                                 17,188               996
                                                                              --------------    --------------
   Expenses:
      Investment management fee                                                        2,429             2,671
      Transfer agent fee                                                                   -                 -
      Trustees' fees                                                                     826               518
      Custody fee                                                                          -                 -
      Audit fee                                                                       11,250            13,250
      Legal fee                                                                        1,375             1,000
      Other expenses                                                                       -                 -
                                                                              --------------    --------------
         Total operating expenses                                                     15,880            17,439
      Expense reimbursement from investment advisor                                  (13,450)          (14,767)
      Custody earnings credit                                                              -                 -
                                                                              --------------    --------------
         Net operating expenses                                                        2,430             2,672
                                                                              --------------    --------------
   Net investment income (loss)                                                       14,758            (1,676)
                                                                              --------------    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND
   FOREIGN CAPITAL GAINS TAX:
   Net realized gain (loss) on:
      Investments                                                                      3,535             4,190
      Foreign currency transactions                                                        -                 -
                                                                              --------------    --------------
         Net realized gain                                                             3,535             4,190
                                                                              --------------    --------------

   Net change in unrealized appreciation/depreciation on:
      Investments                                                                    101,175           116,349
      Foreign currency translations                                                        -                 -
      Foreign capital gains tax                                                            -                 -
                                                                              --------------    --------------
         Net change in unrealized appreciation/depreciation                          101,175           116,349
                                                                              --------------    --------------
   Net gain                                                                          104,710           120,539
                                                                              --------------    --------------
   NET INCREASE IN NET ASSETS FROM OPERATIONS                                 $      119,468    $      118,863
                                                                              --------------    --------------

(a) The Fund commenced investment operations on May 5, 2003.
(b) The Fund has changed its fiscal year end from October 31 to July 31.

                 See Accompanying Notes to Financial Statements.

                             CMG MID CAP VALUE FUND
                             CMG SMALL/MID CAP FUND
                            CMG SMALL CAP GROWTH FUND
                            CMG SMALL CAP VALUE FUND
                          CMG INTERNATIONAL STOCK FUND

                                                                                   CMG               CMG               CMG
                                                                                 MID CAP          SMALL/MID         SMALL CAP
                                                                              VALUE FUND (a)     CAP FUND (b)     GROWTH FUND (a)
                                                                              --------------    -------------     ---------------
NET INVESTMENT INCOME:
   Income:
      Dividends                                                               $        4,525    $      117,783    $        4,047
      Interest                                                                           316            14,962             3,231
      Other income                                                                         -             1,165                 -
      Foreign withholding tax                                                              -            (2,083)              (55)
                                                                              --------------    --------------    --------------
         Total income                                                                  4,841           131,827             7,223
                                                                              --------------    --------------    --------------
   Expenses:
      Investment management fee                                                        2,854           351,050            33,104
      Transfer agent fee                                                                   -             5,322                 -
      Trustees' fees                                                                     518             2,369               518
      Custody fee                                                                          -             6,018                 -
      Audit fee                                                                       13,250            18,668            13,250
      Legal fee                                                                        1,000             4,735             1,000
      Other expenses                                                                       -             4,282                 -
                                                                              --------------    --------------    --------------
         Total operating expenses                                                     17,622           392,444            47,872
      Expense reimbursement from investment advisor                                  (14,767)          (25,955)          (14,767)
      Custody earnings credit                                                              -                (2)                -
                                                                              --------------    --------------    --------------
         Net operating expenses                                                        2,855           366,487            33,105
                                                                              --------------    --------------    --------------
   Net investment income (loss)                                                        1,986          (234,660)          (25,882)
                                                                              --------------    --------------    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND
   FOREIGN CAPITAL GAINS TAX:
   Net realized gain (loss) on:
      Investments                                                                      2,240            98,697           823,948
      Foreign currency transactions                                                        -                 -                 -
                                                                              --------------    --------------    --------------
         Net realized gain                                                             2,240            98,697           823,948
                                                                              --------------    --------------    --------------

   Net change in unrealized appreciation/depreciation on:
      Investments                                                                    107,567        12,048,506         1,615,401
      Foreign currency translations                                                        -                 -                 -
      Foreign capital gains tax                                                            -                 -                 -
                                                                              --------------    --------------    --------------
         Net change in unrealized appreciation/depreciation                          107,567        12,048,506         1,615,401
                                                                              --------------    --------------    --------------
   Net gain                                                                          109,807        12,147,203         2,439,349
                                                                              --------------    --------------    --------------
   NET INCREASE IN NET ASSETS FROM OPERATIONS                                 $      111,793    $   11,912,543    $    2,413,467
                                                                              --------------    --------------    --------------

                                                                                   CMG               CMG
                                                                                SMALL CAP       INTERNATIONAL
                                                                              VALUE FUND (a)    STOCK FUND (b)
                                                                              --------------    --------------
NET INVESTMENT INCOME:
   Income:
      Dividends                                                               $       57,074    $      686,649
      Interest                                                                         2,240            13,746
      Other income                                                                         -            24,082
      Foreign withholding tax                                                            (21)          (72,637)
                                                                              --------------    --------------
         Total income                                                                 59,293           651,840
                                                                              --------------    --------------
   Expenses:
      Investment management fee                                                       32,483           200,181
      Transfer agent fee                                                                   -             5,323
      Trustees' fees                                                                     518             2,507
      Custody fee                                                                          -            27,767
      Audit fee                                                                       13,250            22,520
      Legal fee                                                                        1,000             3,208
      Other expenses                                                                       -             2,978
                                                                              --------------    --------------
         Total operating expenses                                                     47,251           264,484
      Expense reimbursement from investment advisor                                  (14,767)          (16,009)
      Custody earnings credit                                                              -               (93)
                                                                              --------------    --------------
         Net operating expenses                                                       32,484           248,382
                                                                              --------------    --------------
   Net investment income (loss)                                                       26,809           403,458
                                                                              --------------    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND
   FOREIGN CAPITAL GAINS TAX:
   Net realized gain (loss) on:
      Investments                                                                    115,873        (1,899,379)
      Foreign currency transactions                                                        -           (50,852)
                                                                              --------------    --------------
         Net realized gain                                                           115,873        (1,950,231)
                                                                              --------------    --------------

   Net change in unrealized appreciation/depreciation on:
      Investments                                                                  1,931,846         5,820,875
      Foreign currency translations                                                        -            (4,706)
      Foreign capital gains tax                                                            -           (45,657)
                                                                              --------------    --------------
         Net change in unrealized appreciation/depreciation                        1,931,846         5,770,512
                                                                              --------------    --------------
   Net gain                                                                        2,047,719         3,820,281
                                                                              --------------    --------------
   NET INCREASE IN NET ASSETS FROM OPERATIONS                                 $    2,074,528    $    4,223,739
                                                                              --------------    --------------

                             CMG SMALL/MID CAP FUND
                          CMG INTERNATIONAL STOCK FUND
                          Portfolios of CMG Fund Trust
                            STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2002

                                                                    CMG               CMG
                                                                 SMALL/MID       INTERNATIONAL
                                                                 CAP FUND         STOCK FUND
                                                              --------------    --------------
NET INVESTMENT INCOME:
   Income:
      Dividends                                               $      145,972    $      370,183
      Interest                                                        77,530            12,298
      Foreign withholding tax                                           (192)          (29,962)
                                                              --------------    --------------
         Total income                                                223,310           352,519
                                                              --------------    --------------
   Expenses:
      Investment management fee                                      479,380           173,724
      Transfer agent fee                                              18,000            18,000
      Trustees' fees                                                   1,762               241
      Custody fee                                                     25,215            49,928
      Audit fee                                                       18,700            27,000
      Other expenses                                                   5,810            34,962
                                                              --------------    --------------
         Total operating expenses                                    548,867           303,855
      Expense reimbursement from investment advisor                  (37,748)                -
                                                              --------------    --------------
         Net operating expenses                                      511,119           303,855
                                                              --------------    --------------
   Net investment income (loss)                                     (287,809)           48,664
                                                              --------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS, FOREIGN CURRENCY AND
   FOREIGN CAPITAL GAINS TAX:
   Net realized gain (loss) on:
      Investments                                                (11,733,008)       (3,468,760)
      Foreign currency transactions                                        -            44,506
      Foreign capital gains tax                                            -            (8,860)
                                                              --------------    --------------
         Net realized loss                                       (11,733,008)       (3,433,114)
                                                              --------------    --------------
   Net change in unrealized appreciation/depreciation on:
      Investments                                                  1,504,894            56,567
      Foreign currency translations                                        -            11,667
                                                              --------------    --------------
         Net change in unrealized appreciation/depreciation        1,504,894            68,234
                                                              --------------    --------------
   Net loss                                                      (10,228,114)       (3,364,880)
                                                              --------------    --------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                    $  (10,515,923)   $   (3,316,216)
                                                              --------------    --------------

                 See Accompanying Notes to Financial Statements.

                       CMG ENHANCED S&P 500(R) INDEX FUND
                             CMG MID CAP GROWTH FUND
                             CMG MID CAP VALUE FUND
                          Portfolios of CMG Fund Trust
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                               CMG ENHANCED             CMG               CMG
                                                                 S&P 500(R)           MID CAP           MID CAP
                                                                INDEX FUND          GROWTH FUND        VALUE FUND
                                                             -----------------   -----------------  -----------------
                                                               PERIOD ENDED        PERIOD ENDED       PERIOD ENDED
                                                             JULY 31, 2003 (a)   JULY 31, 2003 (a)  JULY 31, 2003 (a)
                                                             -----------------   -----------------  -----------------
Operations:
   Net investment income (loss)                               $       14,758      $       (1,676)    $        1,986
   Net realized gain on investments and foreign
     currency transactions                                             3,535               4,190              2,240
   Net change in unrealized appreciation/depreciation
     on investments and foreign currency translations                101,175             116,349            107,567
                                                              --------------      --------------     --------------
   Net increase from operations                                      119,468             118,863            111,793

Net capital share transactions                                     9,015,000           2,042,300          2,539,150
                                                              --------------      --------------     --------------

Net increase in net assets                                         9,134,468           2,161,163          2,650,943

NET ASSETS:
Beginning of period                                                        -                   -                  -
                                                              --------------      --------------     --------------
End of period                                                 $    9,134,468      $    2,161,163     $    2,650,943
                                                              ==============      ==============     ==============
Undistributed net investment income                           $       14,758      $            -     $        1,986
                                                              ==============      ==============     ==============

(a) The Fund commenced investment operations on May 5, 2003.

                 See Accompanying Notes to Financial Statements.

                             CMG SMALL/MID CAP FUND
                            CMG SMALL CAP GROWTH FUND
                          Portfolios of CMG Fund Trust
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                         CMG                                 CMG
                                                     SMALL/MID CAP                        SMALL CAP
                                                        FUND                             GROWTH FUND
                                 ---------------------------------------------------   -----------------
                                                          YEAR ENDED OCTOBER 31
                                   PERIOD ENDED     --------------------------------     PERIOD ENDED
                                 JULY 31, 2003 (a)       2002            2001 (b)      JULY 31, 2003 (c)
                                 -----------------  --------------   ---------------   -----------------
Operations:
   Net investment loss            $     (234,660)   $     (287,809)   $     (112,466)   $      (25,882)
   Net realized gain (loss) on
     investments and foreign
     currency transactions                98,697       (11,733,008)      (12,270,802)          823,948
   Net change in unrealized
     appreciation/depreciation
     on investments and foreign
     currency translations            12,048,506         1,504,894          (213,878)        1,615,401
                                  --------------    --------------    --------------    --------------
   Net increase (decrease)
     from operations                  11,912,543       (10,515,923)      (12,597,146)        2,413,467

Net capital share transactions         7,244,525        15,893,745        61,988,103        18,592,735
                                  --------------    --------------    --------------    --------------

Net increase in net assets            19,157,068         5,377,822        49,390,957        21,006,202

NET ASSETS:
Beginning of period                   54,768,779        49,390,957                 -                 -
                                  --------------    --------------    --------------    --------------
End of period                     $   73,925,847    $   54,768,779    $   49,390,957    $   21,006,202
                                  ==============    ==============    ==============    ==============
Undistributed net investment
   income                         $       25,825    $       21,326    $            -    $            -
                                  ==============    ==============    ==============    ==============

(a) The Fund has changed its fiscal year end from October 31 to July 31.
(b) The Fund commenced investment operations on December 1, 2000.
(c) The Fund commenced investment operations on May 5, 2003.

                 See Accompanying Notes to Financial Statements.

                            CMG SMALL CAP VALUE FUND
                          CMG INTERNATIONAL STOCK FUND
                          Portfolios of CMG Fund Trust
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                CMG                                   CMG
                                             SMALL CAP                            INTERNATIONAL
                                            VALUE FUND                             STOCK FUND
                                         -----------------    ---------------------------------------------------
                                                                                      YEAR ENDED OCTOBER 31,
                                           PERIOD ENDED         PERIOD ENDED     --------------------------------
                                         JULY 31, 2003 (a)    JULY 31, 2003 (b)       2002              2001
                                         -----------------    -----------------  --------------    --------------
Operations:
   Net investment income                  $       26,809       $      403,458    $       48,664    $       61,683
   Net realized gain (loss) on
     investments and foreign
     currency transactions                       115,873           (1,950,231)       (3,433,114)       (3,611,973)
   Net change in unrealized
     appreciation/depreciation
     on investments, foreign
     currency translations and
     foreign capital gains tax                 1,931,846            5,770,512            68,234        (1,895,347)
                                          --------------       --------------    --------------    --------------
   Net increase (decrease)
     from operations                           2,074,528            4,223,739        (3,316,216)       (5,445,637)

Distributions declared to shareholders:
   From net investment income                          -              (92,056)          (69,418)                -
   From net realized gains                             -                    -                 -        (3,805,346)
                                          --------------       --------------    --------------    --------------
   Total distributions declared
     to shareholders                                   -              (92,056)          (69,418)       (3,805,346)
Net capital share transactions                19,281,800           33,740,397         3,448,057         6,829,402
                                          --------------       --------------    --------------    --------------

Net increase in net assets                    21,356,328           37,872,080            62,423        (2,421,581)

NET ASSETS:
Beginning of period                                    -           20,615,613        20,553,190        22,974,771
                                          --------------       --------------    --------------    --------------
End of period                             $   21,356,328       $   58,487,693    $   20,615,613    $   20,553,190
                                          ==============       ==============    ==============    ==============
Undistributed net investment
   income                                 $       26,809       $      352,135    $       84,225    $       69,333
                                          ==============       ==============    ==============    ==============

(a) The Fund commenced investment operations on May 5, 2003.
(b) The Fund has changed its fiscal year end from October 31 to July 31.

                 See Accompanying Notes to Financial Statements.

                       CMG ENHANCED S&P 500(R) INDEX FUND
                             CMG MID CAP GROWTH FUND
                             CMG MID CAP VALUE FUND
                             CMG SMALL/MID CAP FUND
                            CMG SMALL CAP GROWTH FUND
                            CMG SMALL CAP VALUE FUND
                          CMG INTERNATIONAL STOCK FUND
                          Portfolios of CMG Fund Trust
                          NOTES TO FINANCIAL STATEMENTS

July 31, 2003

1. SIGNIFICANT ACCOUNTING POLICIES:

CMG Enhanced S&P 500(R) Index Fund, CMG Mid Cap Growth Fund, CMG Mid Cap Value Fund, CMG Small/Mid Cap Fund (formerly CMC Small/Mid Cap Fund), CMG Small Cap Growth Fund, CMG Small Cap Value Fund and CMG International Stock Fund (formerly CMC International Stock Fund) (the "Funds") are portfolios of CMG Fund Trust (formerly CMC Fund Trust) (the "Trust"), an open-end diversified investment company registered under the Investment Company Act of 1940, as amended. The CMG Enhanced S&P 500(R) Index Fund, CMG Mid Cap Growth Fund, CMG Mid Cap Value Fund, CMG Small Cap Growth Fund and CMG Small Cap Value Fund became operational on
May 5, 2003.

The Trust has established five other operational portfolios, CMG Small Cap Fund, CMG Strategic Equity Fund, CMG Fixed Income Securities Fund, CMG High Yield Fund and CMG Short Term Bond Fund, which are not included in these financial statements. Each portfolio issues a separate series of the Trust's shares and maintains a separate investment portfolio.

Effective January 29, 2003, the Board of Trustees approved a change in the fiscal year end of the CMG International Stock Fund and CMG Small/Mid Cap Fund from October 31 to July 31. The Funds' 2003 fiscal year ended on July 31, 2003.

Following is a summary of significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in the preparation of their financial statements.

INVESTMENT VALUATION. Equity securities are valued based on the last sale prices reported by the principal securities exchanges on which the investments are traded or, in the absence of recorded sales, at the closing bid prices on such exchanges or over-the-counter markets. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. Short-term fixed income obligations with less than 60 days to maturity when purchased are valued at amortized cost, which approximates market value. Investments for which market quotations are not readily available will be valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees of the Trust. Foreign currency exchange rates and the value of foreign securities are generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the New York Stock Exchange, which would not be reflected in the computation of the Funds' net asset value. If events materially affecting the value of such securities and such exchange rates occur during such period, then these securities and exchange rates will be valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees of the Trust.

REPURCHASE AGREEMENTS. The Funds may engage in repurchase agreement transactions. The Funds, through their custodian, receive delivery of underlying securities collateralizing repurchase agreements. The Funds' investment advisor determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

INVESTMENT TRANSACTIONS. Investment transactions are accounted for as of the date the investments are purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Securities purchased on a when-issued or forward-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. Each of the Funds will segregate liquid assets with a current value at least equal to the amount of its when-issued purchase commitments until settlement date.

INVESTMENT INCOME AND EXPENSES. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis and each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses incurred on behalf of the Trust and its underlying portfolios.

FORWARD CURRENCY EXCHANGE CONTRACTS. Certain Funds may enter into forward currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of the portfolio securities denominated in a foreign currency. Contracts are valued at the prevailing forward exchange rate of the underlying currencies. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in the net realized gains or losses from foreign currency transactions. Fluctuations in the value of forward currency exchange contracts are recorded for financial reporting purposes as unrealized gains or losses. The Funds could be exposed to risks if counterparties to the forward contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The effect of any change in the value of a hedged foreign currency would be offset by the corresponding change (resulting from a change in exchange rates) in value of the securities denominated in that currency. As of July 31, 2003, the Funds had no outstanding forward currency exchange contracts.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities of the Funds are translated into U.S. dollars at the daily rates of exchange on the valuation date. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices on investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate. Such transactions are shown separately on the statement of operations.

USE OF ESTIMATES. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income are declared and paid annually. Distributions from any net realized gains are generally declared and paid annually. Additional distributions of net investment income and capital gains for each Fund may be made at the discretion of the Board of Trustees in accordance with federal income tax regulations.

FEDERAL INCOME TAXES. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing substantially all taxable net investment income and net realized gains to its shareholders in a manner that results in no tax to the Funds. Therefore, no federal income or excise tax provision is required.

FOREIGN CAPITAL GAINS TAXES. Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 30%. The Funds provide for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

OTHER. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

2. FEDERAL INCOME TAX:

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses from wash sales, net operating losses, capital loss carryforwards, foreign currency transactions and real estate investment trust adjustments. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the period ended July 31, 2003, permanent items identified and reclassified among the components of net assets are as follows:

                                UNDISTRIBUTED      ACCUMULATED
                               NET INVESTMENT     NET REALIZED         PAID-IN
                                   INCOME             GAIN             CAPITAL
                               --------------    --------------    --------------
CMG Mid Cap Growth Fund        $        1,676    $       (1,676)   $           --
CMG Small/Mid Cap Fund                239,159                --          (239,159)
CMG Small Cap Growth Fund              25,882           (25,882)               --
CMG International Stock Fund          (43,492)           50,852            (7,360)

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions paid during the period ended July 31, 2003 and the years ended October 31, 2002 and October 31, 2001 was as follows:

                                          CMG INTERNATIONAL STOCK FUND
                               --------------------------------------------------
                                                     YEAR ENDED OCTOBER 31,
                                PERIOD ENDED     --------------------------------
                                JULY 31, 2003        2002              2001
                               --------------    --------------    --------------
Distributions paid from:
   Ordinary income             $       92,056    $       69,418    $           --
   Long-term capital gains                 --                --         3,805,346
                               --------------    --------------    --------------
                               $       92,056    $       69,418    $    3,805,346
                               ==============    ==============    ==============

As of July 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                UNDISTRIBUTED     UNDISTRIBUTED
                                  ORDINARY          LONG-TERM        UNREALIZED
                                   INCOME         CAPITAL GAINS     APPRECIATION*
                               --------------    --------------    --------------
CMG Enhanced S&P 500(R)
   Index Fund                  $       18,354    $           --    $      101,114
CMG Mid Cap Growth Fund                 6,799                --           112,063
CMG Mid Cap Value Fund                  4,318                --           107,475
CMG Small/Mid Cap Fund                     --                --        12,645,131
CMG Small Cap Growth Fund             802,119                --         1,611,348
CMG Small Cap Value Fund              142,795                --         1,931,733
CMG International Stock Fund          352,135                --         3,783,524

* The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and real estate investment trust adjustments.

The following capital loss carryforwards, determined as of July 31, 2003, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                                     YEAR OF EXPIRATION
                               -------------------------------------------------------------
                                   2009            2010             2011           TOTAL
                               -------------   -------------   -------------   -------------
CMG Small/Mid Cap Fund         $  11,372,398   $  11,756,670   $      55,830   $  23,184,898
CMG International Stock Fund       3,488,300       3,440,479       1,639,666       8,568,445

Utilization of the capital loss carryforwards above could be significantly limited under rules imposed by the Internal Revenue Code.

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES:

On April 1, 2003, Colonial Management Associates, Inc. ("Colonial"), the administrator to the Funds, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect wholly-owned subsidiary of FleetBoston Financial Corporation ("Fleet"). At the time of the merger, Columbia assumed the obligations of Colonial with respect to the Funds. The merger did not change the way the Funds are managed, the investment personnel assigned to manage the Funds or the fees paid by the Funds.

Columbia is the investment advisor to the Funds. For CMG Enhanced S&P 500(R) Index Fund, CMG Mid Cap Growth Fund, CMG Mid Cap Value Fund, CMG Small Cap Growth Fund and CMG Small Cap Value Fund the investment management fee is a unified fee. Out of the unified fee, Columbia pays all accounting expenses, legal fees, transfer agent fees, custody fees and miscellaneous expenses of the Funds. The unified fee does not include brokerage fees, taxes, Trustee's fees, Trustee legal counsel fees, audit fees and interest expenses associated with any borrowings by the Funds and extraordinary expenses. Effective March 1, 2003, CMG International Stock Fund and CMG Small/Mid Cap Fund began accruing based on the unified fee structure. Investment management fees are paid monthly to Columbia at the following annual rates based on average daily net assets:

               CMG Enhanced S&P 500(R) Index Fund     0.25%
               CMG Mid Cap Growth Fund                0.70%
               CMG Mid Cap Value Fund                 0.70%
               CMG Small/Mid Cap Fund                 0.75%
               CMG Small Cap Growth Fund              0.80%
               CMG Small Cap Value Fund               0.80%
               CMG International Stock Fund           0.75%

For the CMG Enhanced S&P 500(R) Index Fund, CMG Mid Cap Growth Fund, CMG Mid Cap Value Fund, CMG Small Cap Growth Fund and CMG Small Cap Value Fund, Columbia has contractually agreed to reimburse these Funds indefinitely, to the extent that expenses incurred by these Funds, together with the advisory fee, exceed the following annual rates based on each Fund's average daily net assets:

               CMG Enhanced S&P 500(R) Index Fund     0.25%
               CMG Mid Cap Growth Fund                0.70%
               CMG Mid Cap Value Fund                 0.70%
               CMG Small Cap Growth Fund              0.80%
               CMG Small Cap Value Fund               0.80%

Effective March 1, 2003, Columbia contractually agreed to reimburse the CMG Small/Mid Cap Fund and CMG International Stock Fund indefinitely, to the extent that expenses incurred by these Funds, together with the advisory fee, exceed 0.75% of the Funds' average daily net assets. Prior to March 1, 2003, Columbia contractually agreed to reimburse the CMG Small/Mid Cap Fund to the extent that expenses incurred by the Fund, together with the advisory fee, exceed 0.80% of the Fund's average daily net assets.

Trustees' fees and expenses are paid directly by each Fund to trustees having no affiliation with the Funds other than their capacity as trustees. Other officers and trustees received no compensation from the Funds.

The transfer agent for the Funds is Liberty Funds Services, Inc. ("LFSI"), an indirect, wholly-owned subsidiary of Fleet. LFSI is compensated based on a per account fee or minimum of $1,500 per month. Effective March 1, 2003, the Funds transfer agent fees are included in the unified fee.

Columbia is responsible for providing pricing and bookkeeping services to the Funds under a Pricing, Bookkeeping and Fund Administration Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of these functions to State Street Bank and Trust Company ("State Street"). Columbia pays fees to State Street under the Outsourcing Agreement. The Funds are not charged a fee for these services.

OTHER. Prior to March 1, 2003, the CMG Small/Mid Cap Fund and CMG International Stock Fund had an agreement with their custodian bank under which custody fees of $2 and $93, respectively, were reduced by balance credits for the period November 1, 2002 through February 28, 2003. The CMG Small/Mid Cap Fund and CMG International Stock Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. Effective March 1, 2003, the custody fees and balance credits are included in the unified fee.

4. INVESTMENT TRANSACTIONS:

As of July 31, 2003, for federal income tax purposes, net unrealized appreciation (depreciation) on investments, was as follows:

                                                                        NET
                                 UNREALIZED       UNREALIZED        UNREALIZED
                                APPRECIATION     DEPRECIATION      APPRECIATION
                               --------------   --------------    --------------
CMG Enhanced S&P 500(R)
   Index Fund                  $      300,603   $     (199,489)   $      101,114
CMG Mid Cap Growth Fund               158,507          (46,444)          112,063
CMG Mid Cap Value Fund                148,887          (41,412)          107,475
CMG Small/Mid Cap Fund             13,887,667       (1,242,536)       12,645,131
CMG Small Cap Growth Fund           2,213,403         (602,055)        1,611,348
CMG Small Cap Value Fund            2,224,178         (292,445)        1,931,733
CMG International Stock Fund        5,267,219       (1,483,905)        3,783,314

During the period ended July 31, 2003, purchases and sales of investments, other than short-term obligations, were as follows:

                                 PURCHASES       SALES
                               ------------   ------------
CMG Enhanced S&P 500(R)
   Index Fund                  $  8,696,897   $    107,136
CMG Mid Cap Growth Fund           2,395,126        396,806
CMG Mid Cap Value Fund            2,449,935         44,885
CMG Small/Mid Cap Fund           58,472,123     50,963,699
CMG Small Cap Growth Fund        24,471,951      6,561,622
CMG Small Cap Value Fund         19,905,922        893,536
CMG International Stock Fund     52,302,261     19,797,754

During the period ended July 31, 2003, purchases and sales of U.S. Government securities were as follows:

                                 PURCHASES       SALES
                               ------------   ------------
CMG Enhanced S&P 500(R)
   Index Fund                  $     89,735   $         --

5. CAPITAL STOCK ACTIVITY:

At July 31, 2003, each Fund had 100 million shares of no par value capital stock authorized. Transactions of capital shares were as follows:

                                                   CMG ENHANCED
                                                    S&P 500(R)
                                                    INDEX FUND
                                                 ----------------
                                                   PERIOD ENDED
                                                 JULY 31, 2003 (a)
                                                 ----------------
SHARES:
  Shares sold                                           851,673
  Shares issued for reinvestment of dividends                --
  Less shares redeemed                                       --
                                                   ------------
  Net increase in shares                                851,673
                                                   ============

AMOUNTS:
  Sales                                            $  9,015,000
  Reinvestment of dividends                                  --
  Less redemptions                                           --
                                                   ------------
  Net increase                                     $  9,015,000
                                                   ============

                                                  CMG MID CAP          CMG MID CAP
                                                  GROWTH FUND          VALUE FUND
                                               -----------------    ----------------
                                                 PERIOD ENDED         PERIOD ENDED
                                               JULY 31, 2003 (a)    JULY 31, 2003 (a)
                                               -----------------    -----------------
SHARES:
  Shares sold                                          197,710              248,038
  Shares issued for reinvestment of dividends                -                    -
  Less shares redeemed                                       -                    -
                                                --------------       --------------
  Net increase in shares                               197,710              248,038
                                                ==============       ==============

AMOUNTS:
  Sales                                         $    2,042,300       $    2,539,150
  Reinvestment of dividends                                  -                    -
  Less redemptions                                           -                    -
                                                --------------       --------------
  Net increase                                  $    2,042,300       $    2,539,150
                                                ==============       ==============

                                             CMG SMALL/MID CAP FUND
                               -------------------------------------------------
                                                      YEAR ENDED OCTOBER 31,
                                 PERIOD ENDED    -------------------------------
                               JULY 31, 2003 (b)      2002            2001 (c)
                               ----------------- --------------   --------------
SHARES:
  Shares sold                        1,296,527        2,797,021        6,370,886
  Less shares redeemed                (262,053)      (1,096,189)        (200,050)
                                --------------   --------------   --------------
  Net increase in shares             1,034,474        1,700,832        6,170,836
                                ==============   ==============   ==============

AMOUNTS:
  Sales                         $    9,106,124   $   23,551,961   $   63,886,904 (d)
  Less redemptions                  (1,861,599)      (7,658,216)      (1,898,801)
                                --------------   --------------   --------------
  Net increase                  $    7,244,525   $   15,893,745   $   61,988,103
                                ==============   ==============   ==============

                                                 CMG SMALL CAP        CMG SMALL CAP
                                                  GROWTH FUND          VALUE FUND
                                               -----------------    -----------------
                                                 PERIOD ENDED         PERIOD ENDED
                                               JULY 31, 2003 (a)    JULY 31, 2003 (a)
                                               -----------------    -----------------
SHARES:
  Shares sold                                        1,873,343            1,931,086
  Shares issued for reinvestment of dividends               --                   --
  Less shares redeemed                                 (51,732)             (40,229)
                                                --------------       --------------
  Net increase in shares                             1,821,611            1,890,857
                                                ==============       ==============

AMOUNTS:
  Sales                                         $   19,177,304       $   19,724,518
  Reinvestment of dividends                                 --                   --
  Less redemptions                                    (584,569)            (442,718)
                                                --------------       --------------
  Net increase                                  $   18,592,735       $   19,281,800
                                                ==============       ==============

                                                          CMG INTERNATIONAL STOCK FUND
                                               --------------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,
                                                 PERIOD ENDED     -------------------------------
                                               JULY 31, 2003 (b)       2002            2001 (c)
                                               -----------------  --------------   --------------
SHARES:
  Shares sold                                        3,755,927           944,395          359,392
  Shares issued for reinvestment of dividends            9,466             6,392          287,630
  Less shares redeemed                                (317,061)         (710,896)         (93,552)
                                                --------------    --------------   --------------
  Net increase in shares                             3,448,332           239,891          553,470
                                                ==============    ==============   ==============

AMOUNTS:
  Sales                                         $   36,683,376    $   10,312,316   $    4,186,828
  Reinvestment of dividends                             86,707            69,418        3,805,346
  Less redemptions                                  (3,029,686)       (6,933,677)      (1,162,772)
                                                --------------    --------------   --------------
  Net increase                                  $   33,740,397    $    3,448,057   $    6,829,402
                                                ==============    ==============   ==============

  (a)  The Fund commenced investment operations on May 5, 2003.
  (b)  The Fund has changed its fiscal year end from October 31 to July 31.
  (c)  The Fund commenced investment operations on December 1, 2000.
  (d)  Includes $20,397,942 of securities in an in-kind transfer.

6. LINE OF CREDIT:

The Funds are a party to a $100,000,000 uncommitted line of credit that covers all the funds of the Trust together with the Columbia Funds, an affiliated group of funds managed by the investment advisor. The uncommitted line of credit expires on July 2, 2004. The Funds did not utilize the line of credit during the period ended July 31, 2003.

7. BENEFICIAL INTEREST:

At July 31, the Funds had shareholders that held greater than 5% of the shares outstanding. Investment activities of these shareholders may have a material effect on the Funds. The number of shareholders greater than 5% and the aggregate percentage of shares outstanding held were as follows:

CMG Enhanced S&P 500(R) Index Fund       2       99.99%
CMG Mid Cap Growth Fund                  3       99.95%
CMG Mid Cap Value Fund                   3       99.96%
CMG Small/Mid Cap Fund                  10       79.74%
CMG Small Cap Growth Fund                2       96.07%
CMG Small Cap Value Fund                 2       96.66%
CMG International Stock Fund             4       83.80%

8. SUBSEQUENT EVENT:

The Board of Trustees of the Trust approved a proposal to elect nine new trustees as well as three of the incumbent trustees to the Board. If shareholders of the Trust approve the proposal, the Board of Trustees will consist of 12 trustees which will be responsible for board oversight of the Trust in addition to the 15 Columbia Funds and 85 Liberty Funds, each a separate fund managed by Columbia.

Shareholders of the Trust are scheduled to vote on the proposal at a special meeting of shareholders to be held on October 7, 2003. If approved at the special meeting, the new Board of Trustees will be effective immediately.

                         Report of Independent Auditors

TO THE TRUSTEES OF CMG FUND TRUST AND SHAREHOLDERS OF CMG ENHANCED S&P 500(R) INDEX FUND, CMG MID CAP GROWTH FUND, CMG MID CAP VALUE FUND, CMG SMALL/MID CAP FUND, CMG SMALL CAP GROWTH FUND, CMG SMALL CAP VALUE FUND AND CMG INTERNATIONAL STOCK FUND

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMG Enhanced S&P 500(R) Index Fund, CMG Mid Cap Growth Fund, CMG Mid Cap Value Fund, CMG Small/Mid Cap Fund (formerly CMC Small/Mid Cap Fund), CMG Small Cap Growth Fund, CMG Small Cap Value Fund and CMG International Stock Fund (formerly CMC International Stock
Fund) (the "Funds"), seven of the portfolios of CMG Fund Trust (formerly CMC Fund Trust), at July 31, 2003, and the results of each of their operations, the changes in each of their net assets, and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts

September 26, 2003

                              Unaudited Information

FEDERAL INCOME TAX INFORMATION

CMG INTERNATIONAL STOCK FUND:

Foreign taxes paid during the fiscal year ended July 31, 2003, amounting to $72,636 ($0.01 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ending December 31, 2003.

Gross income derived from sources within foreign countries amounted to $652,864 ($0.12 per share) for the fiscal year ended July 31, 2003.

For non-corporate shareholders 0.00% of income distributed by the Fund for the year ended July 31, 2003 represent qualified dividend income subject to the 15% income tax rate category.

                              Officers and Trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of CMG Fund Trust, the term of office and length of time served, their principal occupations during at least the past five years, the number of portfolios in fund complex overseen by Trustee, and other directorships they hold are shown below. Each officer listed below serves as an officer of each CMG Fund Trust. The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the funds' distributor at 800-345-6611.

                              POSITION(S)
                               HELD WITH        LENGTH OF TIME
NAME AND AGE                     TRUST              SERVED           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------   --------------    ------------------   ------------------------------------------------
Vicki L. Benjamin           Vice President    Since July 2003      Controller of the Liberty Funds and of the
One Financial Center        and Principal                          Liberty All-Star Funds since May 2002; Chief
Boston, MA 02111            Accounting                             Accounting Officer of the Liberty Funds and
(42 years old)              Officer                                Liberty All-Star Funds since June 2001;
                                                                   Controller and Chief Accounting Officer of the
                                                                   Galaxy Funds since September 2002 (formerly Vice
                                                                   President, Corporate Audit, State Street Bank
                                                                   and Trust Company from May 1998 to April 2001;
                                                                   Audit Manager from July 1994 to June 1997;
                                                                   Senior Audit Manager from July 1997 to May 1998,
                                                                   Coopers & Lybrand, LLP).

J. Kevin Connaughton        Chief             Since                Treasurer of Liberty Funds, Liberty All-Star
245 Summer Street           Financial         December 2002        Funds, Stein Roe Funds and Galaxy Funds; Senior
Boston, MA 02110            Officer                                Vice President of Liberty Funds Group LLC. Prior
(39 years old)                                                     to his current positions, Mr. Connaughton was
                                                                   Controller of Liberty Funds, Liberty All-Star
                                                                   Funds and Stein Roe Funds; Vice President of
                                                                   Liberty Funds Group LLC and Colonial Management
                                                                   Associates, Inc.; Senior Tax Manager, Coopers &
                                                                   Lybrand LLP.

Jeff B. Curtis              President and     3 Years              Managing Director, Executive Vice President and
1300 S.W. Sixth Avenue      Assistant                              Chief Operating Officer-West Coast of the
Portland, OR 97201          Secretary                              Adviser. Prior to his current positions with the
(49 years old)                                                     Adviser, Mr. Curtis was President, Senior Vice
                                                                   President and General Counsel of the Adviser.
                                                                   Mr. Curtis is also currently the President of
                                                                   Columbia Trust Company and Columbia Financial
                                                                   Center Incorporated, affiliates of the Adviser.

Richard J. Johnson          Chief             Since January 2003   Head of Equities/Portland and Senior Vice
1300 S.W. Sixth Avenue      Investment                             President of the Adviser; Chief Investment
Portland, OR 97201          Officer and                            Officer and Senior Vice President of Columbia
(45 years old)              Senior Vice                            Trust Company. Prior to his current positions
                            President                              with the Adviser, Mr. Johnson was Chief
                                                                   Investment Officer and Vice President of the
                                                                   Adviser.

                              POSITION(S)
                               HELD WITH        LENGTH OF TIME
NAME AND AGE                     TRUST              SERVED           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------   --------------    ------------------   ------------------------------------------------
Joseph R. Palombo           Vice President    Since January 2003   Executive Vice President and Chief Operating
One Financial Center                                               Officer of Columbia Management Group, Inc. (the
Boston, MA 02111                                                   parent of the Adviser) since December 2001;
(50 years old)                                                     Director, Executive Vice President and Chief
                                                                   Operating Officer of the Adviser since April
                                                                   2003; (formerly Chief Operations Officer of
                                                                   Mutual Funds, Liberty Financial Companies, Inc.
                                                                   from August 2000 to November, 2001; Executive
                                                                   Vice President of Stein Roe & Farnham
                                                                   Incorporated (Stein Roe) from April 1999 to
                                                                   April 2003; Director of Colonial Management
                                                                   Associates, Inc. from April 1999 to April 2003;
                                                                   Director of Stein Roe from September 2000 to
                                                                   April 2003); President of Liberty Funds since
                                                                   February 2003; Manager of Stein Roe Floating
                                                                   Rate Limited Liability Company since October
                                                                   2000 (formerly Vice President of Liberty Funds
                                                                   from April, 1999 to August 2000; Chief Operating
                                                                   Officer and Chief Compliance Officer, Putnam
                                                                   Mutual Funds from December 1993 to March 1999).

Mark A. Wentzien            Secretary         3 Years              Vice President of the Advisor. Prior to his
1300 S.W. Sixth Avenue                                             current positions, Mr. Wentzien was Associate
Portland, OR 97201                                                 Counsel of the Advisor.
(43 years old)

                             Disinterested Trustees

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                             TERM OF OFFICE             PRINCIPAL                FUND                OTHER
                            POSITION(S)           AND                 OCCUPATION(S)            COMPLEX           DIRECTORSHIPS
                             HELD WITH       LENGTH OF TIME           DURING PAST 5          OVERSEEN BY            HELD BY
NAME, ADDRESS AND AGE          TRUST             SERVED*                 YEARS**          DIRECTOR/TRUSTEE        DIRECTOR***
-------------------------   -----------  ---------------------    ---------------------   ----------------   ---------------------
James C. George             Director     Served for 9 Years       Investment                   27            None
1001 S.W. 5th Avenue                                              Consultant
Suite 1100
Portland, OR 97204
(71 years old)

Charles R. Nelson           Director     Served for 1 Year        Professor of                 112****       None
Department of                                                     Economics, University
Economics                                                         of Washington, since
University of                                                     January 1976; Ford
Washington                                                        and Louisa Van
Seattle, WA 98195                                                 Voorhis Professor of
(61 years old)                                                    Political Economy,
                                                                  University of
                                                                  Washington, since
                                                                  September 1993;
                                                                  Director, Institute
                                                                  for Economic
                                                                  Research, University
                                                                  of Washington, since
                                                                  September 2001;
                                                                  Adjunct Professor of
                                                                  Statistics,
                                                                  University of
                                                                  Washington since
                                                                  September 1980;
                                                                  Associate Editor,
                                                                  Journal of Money
                                                                  Credit and Banking,
                                                                  since September 1993;
                                                                  consultant on
                                                                  econometric and
                                                                  statistical matters.

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                             TERM OF OFFICE             PRINCIPAL               FUND                 OTHER
                            POSITION(S)           AND                 OCCUPATION(S)            COMPLEX           DIRECTORSHIPS
                             HELD WITH       LENGTH OF TIME           DURING PAST 5          OVERSEEN BY            HELD BY
NAME, ADDRESS AND AGE          TRUST             SERVED*                 YEARS**          DIRECTOR/TRUSTEE        DIRECTOR***
-------------------------   -----------  ---------------------    ---------------------   ----------------   ---------------------
Patrick J. Simpson          Director     Served for 3 Years       Lawyer, Perkins Coie         27            None
1211 S.W. 5th Avenue                                              LLP.
Suite 1500
Portland, OR 97204
(58 years old)

Richard L. Woolworth        Director     Served for 12 Years      Chairman/CEO, The            27            The Regence Group,
100 S.W. Market St. #1500                                         Regence Group (a                           Regence BlueCross
Portland, OR 97207                                                healthcare                                 BlueShield of Oregon;
(62 years old)                                                    maintenance                                NW Natural, a natural
                                                                  organization).                             gas service provider

----------
   * Each trustee serves for an indefinite term in accordance with the current Bylaws of the Trust until the date a trustee resigns, retires or is removed in accordance with the Bylaws of the Trust.

  ** All of the officers of the Funds are employees and officers of the Adviser and/or its affiliates. Only principal occupations are listed.

 *** Each trustee is a director of the 15 Columbia Funds, each an open-end management investment company also advised by the Advisor.

**** Mr. Nelson serves as an independent trustee of the funds in the Liberty
     Funds Complex, which are advised and distributed by affiliates of the Advisor, consisting of 112 funds.

                                 CMG FUND TRUST
                 1300 S.W. SIXTH AVENUE, PORTLAND, OREGON 97201


                                  - TRUSTEES -
                                 JAMES C. GEORGE
                               PATRICK J. SIMPSON
                              RICHARD L. WOOLWORTH
                                CHARLES R. NELSON


                             - INVESTMENT ADVISOR -
                       COLUMBIA MANAGEMENT ADVISORS, INC.
                             1300 S.W. SIXTH AVENUE
                             PORTLAND, OREGON 97201


                                - LEGAL COUNSEL -
                                 STOEL RIVES LLP
                        900 S.W. FIFTH AVENUE, SUITE 2300
                           PORTLAND, OREGON 97204-1268


                               - TRANSFER AGENT -
                          LIBERTY FUNDS SERVICES, INC.
                                  P.O. BOX 8081
                        BOSTON, MASSACHUSETTS 02266-8081


                                               CMC-02/8490-0703 (09/03) C-03/019


This information must be preceded or accompanied by a current prospectus. Please read it carefully before investing. The manager's views contained in this report are subject to change at any time, based on market and other considerations. Portfolio changes should not be considered recommendations for action by individual investors.

Funds distributed by Columbia Financial Center, Inc., 1301 SW Fifth Avenue, Portland, Oregon 97201

[COLUMBIA MANAGEMENT GROUP(SM) LOGO]
A FLEET BOSTON FINANCIAL COMPANY


CMG SHORT TERM BOND FUND
A PORTFOLIO OF CMG FUND TRUST


ANNUAL REPORT
JULY 31, 2003


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

ADVISED BY COLUMBIA MANAGEMENT ADVISORS, INC.

                            CMG SHORT TERM BOND FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

We are pleased to provide you with an investment review of CMG Short Term Bond Fund. The Board of Trustees for CMG Short Term Bond Fund approved the change of the fund's fiscal year end from October to July. As a result, this report covers the nine-month period since the last annual report. The next report you will receive will be a report for the six-month period through January 2004.

For the nine-month period ended July 31, 2003, the fund returned 1.91%. The fund outperformed the Merrill Lynch 1-3 Government Index, which returned 1.40% during the same period. However, its relatively short duration caused it to underperform the Merrill Lynch 1-5 Government/Credit Index, which returned 2.86%. The fund's high-quality orientation held back results because lower quality corporate bonds were the top performers over the time period.

The economy continued to experience a weak recovery, with gross domestic product
(GDP) rising by just 1.4% in the first quarter. Second-quarter GDP growth was better, at 2.4%, but some of this improvement reflected a temporary spike in defense spending. Business investment and industrial production were especially sluggish throughout the period. The government has sought to stimulate the economy by a three-pronged approach of reducing taxes, increasing the money supply and lowering short-term interest rates. In late June, the Federal Reserve lowered the fed funds rate-the overnight interest rate at which commercial banks lend money to each other-by one quarter of a percentage point, to just 1.00%. In this environment, mortgage rates dropped to 45-year lows, and the resulting wave of mortgage refinancing added to household income. As a result, automobile sales have been strong, as has the housing market.

In the first half of 2003, yields on money market mutual funds, CDs and bank deposits declined to historically low levels, and fixed-income investors sought higher yields by moving into lower quality securities as well as securities with longer maturities. While this trend toward risk-taking produced positive returns for the fund's shareholders, the fund's conservative style limited the benefit it could derive as compared to more aggressive funds. The CMG Short Term Bond Fund holds only US dollar-denominated investment-grade securities and has an average credit quality of AA+. Only 6% of the portfolio was invested in bonds with BBB ratings. However, this conservative stance aided the fund's relative performance in July, because interest rates moved up sharply. Yields on the 5-year Treasury bill moved from 2.08% to 3.22%. The fund's emphasis on high quality and its relatively short duration enabled it to perform better than its peer group during this extremely volatile month.

Overall, the yield differential between lower quality and investment grade bonds has come down sharply, but we believe that corporate bonds still represent an attractive value. As a result, we have maintained a market weight in the corporate sector. We have worked to reduce the portfolio's exposure to risk by increasing the number of individual corporate bond holdings.

The fund has maintained its positions in high-quality mortgage-backed and asset-backed securities, which provide higher yields than Treasuries without the credit risk of lower-quality corporate bonds. The asset-backed sector did especially well in the first quarter, then stabilized during the second quarter. Mortgage pass-throughs were held back throughout this period by unusually high refinancing activity. Refinancing causes a portion of the securities to prepay instead of appreciating as interest rates move lower. The fund has sought to lower its prepayment exposure by focusing on mortgages with lower coupons, and has kept its duration short by investing in pass-throughs backed by 15-year mortgages, which are less volatile than 30-year pass-throughs. Mortgage refinancing activity began to slow as interest rates moved higher in July.

Many analysts and market observers expect economic growth to accelerate during the second half of the year, possibly to the 3-4% level. Should the economy improve to this extent, interest rates could be pushed higher. Some of this anticipated upward move took place in July, but the continued possibility of higher rates has led us to maintain a relatively low duration on the fund.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2003 (%):

     U.S. Treasury Bills, 1.17% 8/14/03                                  3.5
     Federal National Mortgage Association, 4.50% TBA                    3.3
     SLM Student Loan Trust, 1.63% 1/25/14                               2.5
     Federal National Mortgage Association, 5.50% 2/1/18                 2.3
     SLM Student Loan Trust, 1.50% 1/25/10                               2.3
     Federal National Mortgage Association, 5.00% TBA                    2.2
     U.S. Treasury Inflation Indexed Bond, 3.63% 1/15/08                 1.9
     Federal Home Loan Mortgage Corp., 4.50% 11/1/07                     1.8
     Federal National Mortgage Association, 6.00% 5/1/09                 1.7
     Keycorp Student Loan Trust, 1.55% 8/27/25                           1.5

We appreciate your continued confidence in the CMG Short Term Bond Fund.

The Columbia Investment Team
July 31, 2003

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE INVESTMENT RESULTS. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale.

Holdings are disclosed as of July 31, 2003, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weighting within the portfolio may change as market conditions change.

Investing in fixed-income securities offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates; the financial strength of issuers of lower-rated bonds and political and economic developments.

[CHART]

GROWTH OF A $10,000 INVESTMENT, FEBRUARY 2, 1998 TO JULY 31, 2003

             CMG SHORT TERM BOND FUND   MERRILL LYNCH 1-5 YEAR GOVERNMENT/CORPORATE BOND INDEX
  2/2/1998                   $ 10,000                                                 $ 10,000
 2/28/1998                   $ 10,005                                                 $  9,998
 3/31/1998                   $ 10,040                                                 $ 10,037
 4/30/1998                   $ 10,099                                                 $ 10,084
 5/31/1998                   $ 10,168                                                 $ 10,146
 6/30/1998                   $ 10,236                                                 $ 10,205
 7/31/1998                   $ 10,279                                                 $ 10,250
 8/31/1998                   $ 10,425                                                 $ 10,399
 9/30/1998                   $ 10,563                                                 $ 10,585
10/31/1998                   $ 10,536                                                 $ 10,619
11/30/1998                   $ 10,561                                                 $ 10,604
12/31/1998                   $ 10,612                                                 $ 10,643
 1/31/1999                   $ 10,691                                                 $ 10,697
 2/28/1999                   $ 10,608                                                 $ 10,600
 3/31/1999                   $ 10,688                                                 $ 10,687
 4/30/1999                   $ 10,723                                                 $ 10,723
 5/31/1999                   $ 10,687                                                 $ 10,681
 6/30/1999                   $ 10,704                                                 $ 10,712
 7/31/1999                   $ 10,695                                                 $ 10,724
 8/31/1999                   $ 10,705                                                 $ 10,745
 9/30/1999                   $ 10,815                                                 $ 10,832
10/31/1999                   $ 10,847                                                 $ 10,857
11/30/1999                   $ 10,875                                                 $ 10,874
12/31/1999                   $ 10,886                                                 $ 10,876
 1/31/2000                   $ 10,879                                                 $ 10,853
 2/29/2000                   $ 10,956                                                 $ 10,930
 3/31/2000                   $ 11,046                                                 $ 11,015
 4/30/2000                   $ 11,040                                                 $ 11,023
 5/31/2000                   $ 11,075                                                 $ 11,055
 6/30/2000                   $ 11,233                                                 $ 11,200
 7/31/2000                   $ 11,316                                                 $ 11,280
 8/31/2000                   $ 11,431                                                 $ 11,385
 9/30/2000                   $ 11,543                                                 $ 11,487
10/31/2000                   $ 11,598                                                 $ 11,539
11/30/2000                   $ 11,743                                                 $ 11,672
12/31/2000                   $ 11,929                                                 $ 11,841
 1/31/2001                   $ 12,094                                                 $ 12,013
 2/28/2001                   $ 12,197                                                 $ 12,106
 3/31/2001                   $ 12,295                                                 $ 12,217
 4/30/2001                   $ 12,301                                                 $ 12,224
 5/31/2001                   $ 12,386                                                 $ 12,296
 6/30/2001                   $ 12,440                                                 $ 12,341
 7/31/2001                   $ 12,639                                                 $ 12,539
 8/31/2001                   $ 12,734                                                 $ 12,630
 9/30/2001                   $ 12,918                                                 $ 12,857
10/31/2001                   $ 13,064                                                 $ 13,008
11/30/2001                   $ 12,973                                                 $ 12,930
12/31/2001                   $ 12,945                                                 $ 12,903
 1/31/2002                   $ 13,010                                                 $ 12,940
 2/28/2002                   $ 13,080                                                 $ 13,021
 3/31/2002                   $ 12,995                                                 $ 12,891
 4/30/2002                   $ 13,104                                                 $ 13,068
 5/31/2002                   $ 13,205                                                 $ 13,169
 6/30/2002                   $ 13,284                                                 $ 13,284
 7/31/2002                   $ 13,352                                                 $ 13,454
 8/31/2002                   $ 13,464                                                 $ 13,568
 9/30/2002                   $ 13,588                                                 $ 13,740
10/31/2002                   $ 13,456                                                 $ 13,739
11/30/2002                   $ 13,452                                                 $ 13,714
12/31/2002                   $ 13,581                                                 $ 13,924
 1/31/2003                   $ 13,599                                                 $ 13,931
 2/28/2003                   $ 13,699                                                 $ 14,054
 3/31/2003                   $ 13,724                                                 $ 14,082
 4/30/2003                   $ 13,774                                                 $ 14,145
 5/31/2003                   $ 13,888                                                 $ 14,296
 6/30/2003                   $ 13,900                                                 $ 14,315
 7/31/2003                   $ 13,713                                                 $ 14,133

AVERAGE ANNUAL TOTAL RETURN AS OF JULY 31, 2003 (%)

                                                                   9-MONTH
                                                  INCEPTION      (CUMULATIVE)    1-YEAR     5-YEAR    LIFE
CMG Short Term Bond Fund                          (02/02/98)         1.91         2.70       5.93     5.92
Merrill Lynch 1-5 Year Government/Corporate
  Bond Index                                                         2.86         5.05       6.64     6.50

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2003 (%)

                                                                   9-MONTH
                                                  INCEPTION      (CUMULATIVE)    1-YEAR     5-YEAR    LIFE
CMG Short Term Bond Fund                          (02/02/98)         2.30         4.64       6.31     6.28
Merrill Lynch 1-5 Year Government/Corporate
  Bond Index                                                         4.19         7.77       7.01     6.86

The fund's inception date is February 2, 1998, and index performance is from January 31, 1998.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Total return performance is for the periods ended July 31, 2003 and June 30, 2003. The principal value and investment returns, will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Merrill Lynch 1-5 Year Govt./Corp. Index is an unmanaged index that includes all U.S. government debt with at least $100 million face value outstanding, as well as investment grade rated corporate debt with at least $100 million outstanding, with maturities between 1-5 years. Unlike mutual funds, indices are not investments, do not incur fees and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from January 31, 1998.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

                            CMG SHORT TERM BOND FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                    PERIOD                                                                  PERIOD
                                    ENDED                       YEAR ENDED OCTOBER 31,                       ENDED
                                   JULY 31,        --------------------------------------------------     OCTOBER 31,
                                   2003(a)            2002             2001        2000        1999         1998(b)
                                  ---------        ---------        ---------   ---------   ---------     ------------
NET ASSET VALUE, BEGINNING
   OF PERIOD                      $   12.15        $   12.41        $   11.73   $   11.72   $   12.09     $      12.00
                                  ---------        ---------        ---------   ---------   ---------     ------------
INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment income               0.34(c)          0.59(c)(d)       0.76        0.77        0.72             0.54
   Net realized and unrealized
     gain (loss) on investments       (0.11)           (0.22)(d)         0.68        0.01       (0.37)            0.09
                                  ---------        ---------        ---------   ---------   ---------     ------------
      Total from investment
        operations                     0.23             0.37             1.44        0.78        0.35             0.63
                                  ---------        ---------        ---------   ---------   ---------     ------------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
   From net investment income         (0.37)           (0.63)           (0.76)      (0.77)      (0.72)           (0.54)
   From net realized gains                -                -                -           -           -(e)             -
                                  ---------        ---------        ---------   ---------   ---------     ------------
      Total distributions             (0.37)           (0.63)           (0.76)      (0.77)      (0.72)           (0.54)
                                  ---------        ---------        ---------   ---------   ---------     ------------
NET ASSET VALUE, END OF
    PERIOD                        $   12.01        $   12.15        $   12.41   $   11.73   $   11.72     $      12.09
                                  =========        =========        =========   =========   =========     ============
Total return (f)(g)                    1.91%(h)         3.12%           12.62%       6.92%       2.96%            5.38%(h)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
   period (000's)                 $ 113,193        $ 140,757        $  89,791   $  82,809   $ 144,821     $     42,692
Ratio of net expenses to
   average net assets (i)(j)           0.25%(k)         0.25%            0.25%       0.25%       0.25%            0.25%(k)
Ratio of interest expense to
   average net assets                     -(k)(l)          -                -           -           -                -
Ratio of net investment income
   to average net assets (i)(j)        3.79%(k)         4.73%(d)         6.27%       6.56%       6.22%            5.97%(k)
Waiver/reimbursement (i)               0.08%(k)         0.05%            0.08%       0.08%       0.07%            0.13%(k)
Portfolio turnover rate                  93%(h)          132%              82%         86%        128%             132%(h)

(a) The Fund has changed its fiscal year end from October 31 to July 31.
(b) The Fund commenced investment operations on February 2, 1998. Per share data, total return and portfolio turnover reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the period ended October 31, 2002, was to decrease net investment income per share by $0.04, decrease net realized and unrealized loss per share by $0.04 and decrease ratio of net investment income to average net assets from 5.08% to 4.73%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(e) Rounds to less than $0.01 per share.
(f) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Total return at net asset value assuming all distributions reinvested.
(h) Not annualized.
(i) The investment advisor has contractually agreed to reimburse ordinary expenses of the Fund, to the extent that these expenses, together with the Fund's advisory fee, exceed 0.25% of the Fund's average daily net assets.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k) Annualized.
(l) Rounds to less than 0.01%.

                 See Accompanying Notes to Financial Statements.

                            CMG SHORT TERM BOND FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2003

                                                                           PRINCIPAL
                                                                            AMOUNT          VALUE
                                                                         ------------   --------------
U.S. Government& Agency Securities (18.7%)
   U.S. Treasury Note & Bond (1.9%)
     U.S. Treasury Inflation Index Bond
        3.625% 01/15/2008                                                $  2,016,223   $    2,202,094
                                                                                        --------------

   U.S. Agency Bonds (3.7%)
     Federal Home Loan Mortgage Corp. (FHLMC)
        4.500% 11/01/2007                                                   1,978,359        2,016,438
        5.500% 09/01/2017 - 12/01/2017                                      2,130,013        2,171,028
                                                                                        --------------
                                                                                             4,187,466
                                                                                        --------------
   Federal National Mortgage Association (FNMA) (9.7%)
        5.500% 02/01/2018                                                   2,600,002        2,650,936
        6.000% 03/01/2009 - 05/01/2009                                      2,033,525        2,085,807
     To Be Announced
        4.500% 08/18/2018(a)                                                3,820,000        3,719,725
        5.000% 08/18/2018(a)                                                2,500,000        2,496,100
                                                                                        --------------
                                                                                            10,952,568
                                                                                        --------------
   Agency Collateralized Mortgage Obligations (1.9%)
     FHLMC GNMA Multiclass Mtg. Partn. Ctfs.
        Gtd. Series 24 Cl. J
        6.250% 11/25/2023                                                     420,000          443,527
     FHLMC Multiclass Mtg. Partn. Ctfs.
        Gtd. Series 2462 Cl. JE
        6.500% 11/15/2030                                                     680,000          700,769
     FNMA 2003-92 FA
        1.650% 09/30/2033                                                   1,000,000        1,000,938
                                                                                        --------------
                                                                                             2,145,234
                                                                                        --------------
   Other Government Agencies (1.5%)
     A.I.D., Morocco
        1.125% 05/01/2023 (b)                                                 400,000          396,000
     Small Business Administration
        1.625% 10/25/2021 - 06/25/2022 (b)                                    685,249          686,253
        1.750% 07/25/2021 - 11/25/2021 (b)                                    152,728          152,909
        2.125% 01/25/2017 (b)                                                 397,322          401,300
                                                                                        --------------
                                                                                             1,636,462
                                                                                        --------------

     Total U.S. Government& Agency Securities
        (Cost of $21,413,983)                                                               21,123,824
                                                                                        --------------

Corporate Notes& Bonds (34.6%)
   Financials (15.5%)
     American General Finance Corp.
        5.375% 09/01/2009                                                     250,000          263,369
     American International Group, Inc.
        2.875% 05/15/2008 (c)                                               1,200,000        1,152,031

                 See Accompanying Notes to Financial Statements.

                                                                           PRINCIPAL
                                                                            AMOUNT          VALUE
                                                                         ------------   --------------
Corporate Notes & Bonds (continued)
   Financials (continued)
     AXA Financial, Inc.
        9.000% 12/15/2004                                                $    525,000   $      570,922
     Bank of America Corp.
        6.625% 10/15/2007                                                   1,000,000        1,112,031
     Bank One Corp.
        2.625% 06/30/2008                                                     750,000          703,457
     CIT Group, Inc.
        7.625% 08/16/2005                                                     250,000          274,753
     Citigroup, Inc.
        6.750% 12/01/2005                                                     950,000        1,044,378
     Ford Motor Credit Co.
        7.375% 10/28/2009                                                   1,085,000        1,109,044
     FPL Group Capital, Inc.
        6.875% 06/01/2004                                                     750,000          781,899
     General Electric Capital Corp.
        4.250% 01/15/2008                                                   1,450,000        1,482,486
     General Motors Acceptance Corp.
        4.500% 07/15/2006                                                     625,000          626,611
     Goldman Sachs Group, Inc.
        4.125% 01/15/2008                                                     325,000          329,457
     Health Care Property Investors, Inc.
        6.875% 06/08/2005                                                     500,000          529,593
     Household Finance Corp.
        6.400% 06/17/2008                                                     475,000          521,706
     J.P. Morgan Chase & Co.
        3.625% 05/01/2008                                                     600,000          592,060
     Lehman Brothers Holdings, Inc.
        4.000% 01/22/2008                                                     550,000          554,363
     Merrill Lynch & Co., Inc.
        2.470% 03/10/2006                                                     700,000          695,617
     Morgan Stanley
        6.100% 04/15/2006                                                     650,000          704,708
     SLM Corp.
        5.625% 04/10/2007                                                     800,000          857,589
     US Bancorp
        3.125% 03/15/2008                                                   1,000,000          973,372
     Wachovia Corp.
        4.950% 11/01/2006                                                     850,000          907,752
     Washington Mutual, Inc.
        5.625% 01/15/2007                                                     600,000          648,608
     Wells Fargo & Co.
        7.250% 08/24/2005                                                     980,000        1,080,270
                                                                                        --------------
                                                                                            17,516,076
                                                                                        --------------
   Health Care (1.5%)
     Anthem, Inc.
        4.875% 08/01/2005                                                     475,000          496,958

                 See Accompanying Notes to Financial Statements.

                                                                           PRINCIPAL
                                                                            AMOUNT          VALUE
                                                                         ------------   --------------
Corporate Notes & Bonds (continued)
   Health Care (continued)
     WellPoint Health Networks, Inc.
        6.375% 06/15/2006                                                $    600,000   $      660,863
     Wyeth
        6.250% 03/15/2006                                                     500,000          545,212
                                                                                        --------------
                                                                                             1,703,033
                                                                                        --------------
   Industrial (13.0%)
     Anadarko Petroleum Corp.
        3.250% 05/01/2008                                                     650,000          631,127
     AT&T Corp.
        7.000% 11/15/2006                                                     350,000          387,178
     Boeing Co.
        8.100% 11/15/2006                                                     525,000          600,441
     ChevronTexaco Capital Co.
        3.500% 09/17/2007                                                     500,000          502,819
     Coca-Cola Enterprises, Inc.
        8.000% 01/04/2005                                                     925,000        1,003,065
     Costco Wholesale Corp.
        5.500% 03/15/2007                                                     975,000        1,052,194
     Cox Enterprises, Inc.
        8.000% 02/15/2007 (c)                                                 475,000          541,295
     DaimlerChrysler N.A. Holding Corp.
        4.750% 01/15/2008                                                     300,000          299,101
     Deutsche Telekom International Finance BV
        8.500% 06/15/2010                                                     275,000          324,554
     Devon Energy Corp.
        2.750% 08/01/2006                                                     550,000          546,749
     Honeywell International, Inc.
        5.125% 11/01/2006                                                     475,000          508,950
     International Business Machines Corp.
        4.250% 09/15/2009                                                     680,000          680,583
     Jones Intercable, Inc.
        7.625% 04/15/2008                                                     500,000          560,450
     Kroger Co.
        7.650% 04/15/2007                                                     275,000          309,299
     Lockheed Martin Corp.
        7.700% 06/15/2008                                                     475,000          553,186
     Lowe's Companies, Inc.
        7.500% 12/15/2005                                                     500,000          559,205
     Marathon Oil Corp.
        5.375% 06/01/2007                                                     500,000          531,624
     Newell Rubbermaid, Inc.
        2.000% 05/01/2005                                                     600,000          597,895
     Occidental Petroleum Corp.
        4.250% 03/15/2010                                                     425,000          417,757
     Procter & Gamble Co.
        4.750% 06/15/2007                                                     675,000          709,026

                 See Accompanying Notes to Financial Statements.

                                                                           PRINCIPAL
                                                                            AMOUNT          VALUE
                                                                         ------------   --------------
Corporate Notes & Bonds (continued)
   Industrial (continued)
     Time Warner, Inc.
        7.975% 08/15/2004                                                $    425,000   $      446,662
     Union Pacific Corp.
        3.875% 02/15/2009                                                     325,000          317,622
     United Technologies Corp.
        4.875% 11/01/2006                                                     900,000          953,150
     Verizon Global Funding Corp.
        7.600% 03/15/2007                                                     825,000          941,724
     Wal-Mart Stores
        4.375% 07/12/2007                                                     750,000          780,125
                                                                                        --------------
                                                                                            14,755,781
                                                                                        --------------
   Utilities (2.1%)
     Alabama Power Co.
        3.125% 05/01/2008                                                     725,000          706,695
     Dominion Resources, Inc.
        2.800% 02/15/2005                                                     700,000          703,395
     Kinder Morgan Energy Partners L.P.
        8.000% 03/15/2005                                                     585,000          638,551
     Progress Energy, Inc.
        5.850% 10/30/2008                                                     300,000          317,951
                                                                                        --------------
                                                                                             2,366,592
                                                                                        --------------
   International (2.5%)
     Ontario Province
        6.000% 02/21/2006                                                     700,000          761,796
     Quebec Province
        6.500% 01/17/2006                                                     600,000          659,026
        7.000% 01/30/2007                                                      85,000           96,168
     Republic of Italy
        2.500% 03/31/2006                                                     750,000          751,866
     United Mexican States
        4.625% 10/08/2008                                                     505,000          502,475
                                                                                        --------------
                                                                                             2,771,331
                                                                                        --------------

     Total Corporate Notes & Bonds
        (Cost of $38,103,577)                                                               39,112,813
                                                                                        --------------

Other Securitized Loans (30.4%)
   Asset Backed Securities (17.0%)
     ABFS Mortgage Loan Trust
        Series 1997-2 Cl. A5
        7.125% 01/15/2029                                                     269,975          286,001
     Advanta Mortgage Loan Trust
        Series 1994-1 Cl. A2
        6.300% 07/25/2025                                                      87,955           87,929
     AmeriCredit Automobile Receivables Trust
        Series 2002-EM Cl. A3A
        2.970% 03/06/2007                                                   1,255,000        1,277,608

                 See Accompanying Notes to Financial Statements.

                                                                           PRINCIPAL
                                                                            AMOUNT          VALUE
                                                                         ------------   --------------
Other Securitized Loans (continued)
   Asset Backed Securities (continued)
     Cityscape Home Equity Loan Trust
        Series 1996-3 Cl. A8
        7.650% 09/25/2025                                                $  1,369,834   $    1,369,427
        Series 1997-B Cl. A7
        7.410% 05/25/2028                                                     254,488          259,038
        Series 1997-3 Cl. A5
        7.890% 07/25/2018                                                     475,141          496,813
        Series 1997-4 Cl. A4
        7.440% 10/25/2018                                                     301,946          312,884
     ContiMortgage Home Equity Loan Trust
        Series 1997-3 Cl. A8
        7.580% 08/15/2028                                                   1,061,422        1,061,401
     Green Tree Financial Corp.
        Series 1996-4 Cl. A7
        7.900% 06/15/2027                                                   1,117,895        1,126,711
     IMC Home Equity Loan Trust
        Series 1995-3 Cl. A5
        7.500% 04/25/2026                                                   1,280,000        1,279,619
        Series 1997-3 Cl. A6
        7.520% 08/20/2028                                                     143,563          147,648
     KeyCorp Student Loan Trust
        Series 1996-A Cl. A2
        1.545% 08/27/2025 (b)                                               1,704,209        1,716,838
     Lehman Home Equity Loan Trust
        Series 1996-3 Cl. A2
        1.336% 12/15/2027 (b)                                                 340,399          339,044
     Merit Securities Corp.
        Series 13 Cl. A4
        7.880% 12/28/2033                                                   1,215,000        1,175,011
     Oakwood Mortgage Investors, Inc.
        Series 2000-D Cl. A4
        7.400% 07/15/2030                                                     375,000          335,625
     SLM Student Loan Trust
        Series 1997-2 Cl. A2
        1.495% 01/25/2010 (b)                                               2,572,587        2,583,772
        Series 1997-3 Cl. A2
        1.535% 10/25/2010 (b)                                               1,084,122        1,091,117
        Series 1997-4 Cl. A2
        1.645% 10/25/2010 (b)                                               1,087,815        1,098,657
        Series 1998-2 Cl. A2
        1.625% 01/25/2014 (b)                                               2,787,803        2,813,613
     UCFC Home Equity Loan Trust
        Series 1998-D Cl. AF7
        6.315% 04/15/2030                                                     447,721          468,434
                                                                                        --------------
                                                                                            19,327,190
                                                                                        --------------

                 See Accompanying Notes to Financial Statements.

                                                                           PRINCIPAL
                                                                            AMOUNT          VALUE
                                                                         ------------   --------------
Other Securitized Loans (continued)
   Collateralized Mortgage Obligations (11.9%)
     Bear Stearns Asset Backed Securities, Inc.
        Series 2002-AC3 Cl. A2
        5.490% 08/25/2026                                                $    329,177   $      329,747
        Series 2003-AC2 Cl. A3
        3.500% 06/25/2033                                                   1,321,249        1,305,314
     Countrywide Home Loans
        Series 2002-5 Cl. 2A1
        6.000% 04/25/2017                                                     622,183          630,962
        Series 2002-16 Cl. 1A1
        6.500% 09/25/2032                                                     299,434          300,381
     First Nationwide Trust
        Series 2000-1 CL 2A3
        8.000% 10/25/2030                                                     490,906          495,189
     NationsLink Funding Corp.
        Series 1999-Sl Cl. A5
        6.888% 05/10/2007                                                     500,000          553,884
     Norwest Asset Securities Corp.
        Series 1998-31 Cl. A1
        6.250% 01/25/2014                                                     191,616          194,179
     Ocwen Residential MBS Corp.
        Series 1998-R1 Cl. A1
        7.000% 10/25/2040 (c)                                                 648,132          657,092
     PNC Mortgage Securities Corp.
        Series 1996-PR1 Cl. A
        5.929% 04/28/2027 (b)                                                 172,081          173,397
        Series 1998-12 Cl. 4A5
        6.475% 01/25/2029                                                     133,462          134,905
     Residential Asset Securitization Trust
        Series 1998-A3 Cl. A
        6.500% 04/25/2013                                                     446,783          451,655
        Series 1999-A1 Cl. A1
        6.750% 03/25/2029                                                     231,152          232,222
        Series 2002-A1 Cl. A2
        5.350% 09/25/2026                                                     380,404          380,754
        Series 2002-A1 Cl. A4
        6.590% 01/25/2030 (b)                                               1,500,000        1,533,533
        Series 2002-A5 Cl. A2
        5.820% 01/25/2027                                                     889,423          891,103
     Residential Funding Mortgage Securities I, Inc.
        Series 1999-S25 Cl. A1
        6.750% 12/25/2014                                                     215,471          218,325
        Series 2002-S15 Cl. A2
        5.400% 09/25/2023                                                     823,862          833,159

                 See Accompanying Notes to Financial Statements.

                                                                           PRINCIPAL
                                                                            AMOUNT          VALUE
                                                                         ------------   --------------
Other Securitized Loans (continued)
   Collateralized Mortgage Obligations (continued)
     Saco I, Inc.
        Series 1997-2 Cl. A5
        7.000% 08/25/2036 (c)                                            $    920,000   $      935,441
     Structured Asset Securities Corp.
        Series 1999-1 Cl. 2A6
        6.500% 03/25/2029                                                     522,818          533,854
     Washington Mutual Mortgage Securities Corp.
        Series 2003-MS5 Cl. 1A4
        1.535% 03/25/2018 (b)                                               1,698,955        1,701,308
        Series 2003-S4 Cl. 1A3
        1.810% 06/25/2018 (b)                                                 943,117          943,914
                                                                                        --------------
                                                                                            13,430,318
                                                                                        --------------
   Commercial Mortgage Backed Securities (1.5%)
     GMAC Commercial Mortgage Asset Corp.
        Series 2001-FLAA Cl. B1
        1.606% 06/15/2013 (b)(c)                                            1,113,889        1,113,067
     Nomura Asset Securities Corp.
        Series 1996-MD5 Cl. A1B
        7.120% 04/13/2039                                                     530,000          582,860
                                                                                        --------------
                                                                                             1,695,927
                                                                                        --------------
     Total Other Securitized Loans
        (Cost of $34,268,523)                                                               34,453,435
                                                                                        --------------

Short-Term Obligations (17.5%)
   U.S. Treasury Bill (3.5%)
        1.165% 08/14/2003                                                   4,000,000        3,998,447
                                                                                        --------------

   Repurchase Agreement (14.0%)
     Repurchase agreement with State Street Bank &
        Trust Co., dated 07/31/03, due 08/01/03 at 0.950%,
        collateralized by a U.S. Treasury Note
        maturing 08/15/08, market value of $16,189,185
        (repurchase proceeds $15,867,419)                                  15,867,000       15,867,000
                                                                                        --------------

     Total Short-Term Obligations
        (Cost of $19,865,447)                                                               19,865,447
                                                                                        --------------

     Total Investments (101.2%)
        (Cost of $113,651,530) (d)                                                         114,555,519

     Other Assets & Liabilities, Net (-1.2%)                                                (1,362,579)
                                                                                        --------------

     Net Assets (100.0%)                                                                $  113,192,940
                                                                                        ==============

                 See Accompanying Notes to Financial Statements.

Notes to Schedule of Investments:
(a) This security, or a portion thereof, has been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and settlement date. The exact quantity purchased may be slightly more or less than the amount shown.
(b) Variable rate security - the rate reported is the current rate in effect.
(c) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2003, the value of these securities amounted to $4,398,926 which represents 3.9% of net assets.
(d) Cost for federal income tax purposes is $113,873,359.

                 See Accompanying Notes to Financial Statements.

                            CMG SHORT TERM BOND FUND
                          A Portfolio of CMG Fund Trust
                       STATEMENT OF ASSETS AND LIABILITIES

July 31, 2003

ASSETS:
  Investments, at identified cost (including repurchase agreement)                 $  113,651,530
                                                                                   --------------
  Investments, at value                                                            $   98,688,519
  Repurchase agreement                                                                 15,867,000
  Cash                                                                                        994
  Receivable for:
     Investments sold                                                                     794,226
     Capital stock sold                                                                 5,543,239
     Interest                                                                             680,480
  Expense reimbursement due from investment advisor                                        18,662
  Other assets                                                                             34,755
                                                                                   --------------
  Total Assets                                                                        121,627,875
                                                                                   --------------

LIABILITIES:
  Payable for:
     Investments purchased                                                              1,886,740
     Investments purchased on a delayed delivery basis                                  6,467,173
     Dividends                                                                             18,029
     Investment management fee                                                             25,151
     Transfer agent fee                                                                     3,766
     Trustees' fees                                                                         1,378
     Audit fee                                                                             24,860
     Reports to shareholders                                                                5,035
     Other liabilities                                                                      2,803
                                                                                   --------------
  Total Liabilities                                                                     8,434,935
                                                                                   --------------
NET ASSETS                                                                         $  113,192,940
                                                                                   ==============

NET ASSETS consist of:
  Paid-in capital                                                                  $  115,431,614
  Overdistributed net investment income                                                  (226,765)
  Accumulated net realized loss                                                        (2,915,898)
  Net unrealized appreciation on investments                                              903,989
                                                                                   --------------
NET ASSETS                                                                         $  113,192,940
                                                                                   ==============
Shares of capital stock outstanding                                                     9,421,221
                                                                                   ==============
Net asset value, offering and redemption price per share                           $        12.01
                                                                                   ==============

                 See Accompanying Notes to Financial Statements.

                            STATEMENTS OF OPERATIONS

                                                                                     PERIOD ENDED         YEAR ENDED
                                                                                   JULY 31, 2003(a)    OCTOBER 31, 2002
                                                                                   ----------------    ----------------
NET INVESTMENT INCOME:
      Interest                                                                     $      3,944,145    $      6,974,368
                                                                                   ----------------    ----------------

   Expenses:
      Investment management fee                                                             244,051             350,367
      Transfer agent fee                                                                     13,589              18,000
      Trustees' fee                                                                           2,711               3,582
      Custody fee                                                                             5,874              10,859
      Audit fee                                                                              26,658              18,125
      Other expenses                                                                         29,028              23,732
                                                                                   ----------------    ----------------
         Total expenses                                                                     321,911             424,665
      Expense reimbursement by investment advisor                                           (78,347)            (72,236)
      Custody earnings credit                                                                  (163)                  -
                                                                                   ----------------    ----------------
         Net operating expenses                                                             243,401             352,429
      Interest expense                                                                          649                   -
                                                                                   ----------------    ----------------
         Net expenses                                                                       244,050             352,429
                                                                                   ----------------    ----------------
   Net investment income                                                                  3,700,095           6,621,939
                                                                                   ----------------    ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized gain (loss) on investments                                                2,198,748          (2,162,083)
   Net change in unrealized appreciation/depreciation on investments                     (2,821,216)             67,269
                                                                                   ----------------    ----------------
   Net loss                                                                                (622,468)         (2,094,814)
                                                                                   ----------------    ----------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                         $      3,077,627    $      4,527,125
                                                                                   ----------------    ----------------

(a) The Fund has changed its fiscal year end from October 31 to July 31.

                 See Accompanying Notes to Financial Statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                               YEAR ENDED OCTOBER 31,
                                                          PERIOD ENDED     -----------------------------
                                                        JULY 31, 2003(a)       2002            2001
                                                        ----------------   -------------   -------------
Operations:
   Net investment income                                $      3,700,095   $   6,621,939   $   5,181,142
   Net realized gain (loss) on investments                     2,198,748      (2,162,083)        988,510
   Net change in unrealized appreciation/depreciation
     on investments                                           (2,821,216)         67,269       3,767,046
                                                        ----------------   -------------   -------------
   Net increase from operations                                3,077,627       4,527,125       9,936,698

Distributions declared to shareholders:
   From net investment income                                 (4,009,769)     (7,115,313)     (5,181,142)
                                                        ----------------   -------------   -------------
Net capital share transactions                               (26,631,502)     53,553,765       2,226,463
                                                        ----------------   -------------   -------------
Net increase (decrease) in net assets                        (27,563,644)     50,965,577       6,982,019

NET ASSETS:
Beginning of period                                          140,756,584      89,791,007      82,808,988
                                                        ----------------   -------------   -------------
End of period                                           $    113,192,940   $ 140,756,584   $  89,791,007
                                                        ================   =============   =============
Overdistributed net investment income                   $       (226,765)  $    (339,254)  $           -
                                                        ================   =============   =============

(a) The Fund has changed its fiscal year end from October 31 to July 31.

                 See Accompanying Notes to Financial Statements.

                            CMG SHORT TERM BOND FUND
                          A Portfolio of CMG Fund Trust
                          NOTES TO FINANCIAL STATEMENTS

July 31, 2003

1.  SIGNIFICANT ACCOUNTING POLICIES:

CMG Short Term Bond Fund (formerly CMC Short Term Bond Fund) (the "Fund") is a portfolio of CMG Fund Trust (formerly CMC Fund Trust) (the "Trust"), an open-end diversified investment company registered under the Investment Company Act of 1940, as amended.

The Trust has established eleven other operational portfolios, CMG Small Cap Fund (formerly CMC Small Cap Fund), CMG Small/Mid Cap Fund (formerly CMC Small/Mid Cap Value Fund), CMG International Stock Fund (formerly CMC International Stock Fund), CMG Enhanced S&P 500 Index Fund, CMG Mid Cap Growth Fund, CMG Mid Cap Value Fund, CMG Small Cap Growth Fund, CMG Small Cap Value Fund, CMG Fixed Income Securities Fund (formerly CMC Fixed Income Securities
Fund), CMG High Yield Fund (formerly CMC High Yield Fund) and CMG Strategic Equity Fund (formerly CMC Strategic Equity Fund), which are not included in these financial statements. Each portfolio issues a separate series of the Trust's shares and maintains a separate investment portfolio.

Effective January 29, 2003, the Board of Trustees approved a change in the fiscal year end of the Fund from October 31 to July 31. Accordingly, the Fund's 2003 fiscal year ended on July 31, 2003.

Following is a summary of significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Fund in the preparation of its financial statements.

INVESTMENT VALUATION. Portfolio securities are valued daily based on market value as quoted by dealers who are market makers in these securities, by independent pricing services, or by the investment advisor using a methodology approved by the Board of Trustees. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost, which approximates market value. Investment securities for which market quotations are not readily available will be valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing repurchase agreements. The Fund's investment advisor determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

INVESTMENT TRANSACTIONS. Investment transactions are accounted for as of the date the investments are purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Securities purchased on a when-issued or forward-delivery basis may settle a month or more after trade date; interest income is not accrued until settlement date. It is the Fund's policy to segregate liquid assets with a current value at least equal to the amount of its when-issued purchase commitments until settlement date.

INVESTMENT INCOME AND EXPENSES. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis and the Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses incurred on behalf of the Trust and its underlying portfolios.

USE OF ESTIMATES. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income are declared daily and paid monthly. Distributions from any net realized gains are generally declared and paid annually. Additional distributions of net investment income and capital gains for the Fund may be made at the discretion of the Board of Trustees in accordance with the requirements of the Internal Revenue Code. Distributions to shareholders are recorded on the ex-date.

FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing substantially all taxable net investment income and net realized gains to its shareholders in a manner which results in no tax to the Fund. Therefore, no federal income or excise tax provision is required.

PREMIUM AND DISCOUNT AMORTIZATION. The Fund amortizes premium and accretes discount on all debt securities.

2.  FEDERAL INCOME TAX:

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses from wash sales, discount accretion/premium amortization on debt securities, current year distribution payable and capital loss carryforwards. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the period ended July 31, 2003, permanent items identified and reclassified among the components of net assets are as follows:

                     OVERDISTRIBUTED     ACCUMULATED
                      NET INVESTMENT     NET REALIZED      PAID-IN
                         INCOME             LOSS           CAPITAL
                     ---------------     ------------     ---------
                     $       422,163     $   (390,971)    $ (31,192)

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions paid during the period ended July 31, 2003 and the fiscal years ended October 31, 2002 and October 31, 2001, was as follows:

                                                                       YEAR ENDED
                                          PERIOD ENDED     ------------------------------------
                                          JULY 31, 2003    OCTOBER 31, 2002    OCTOBER 31, 2001
                                          -------------    ----------------    ----------------
Ordinary Income                           $   4,009,769    $      7,115,313    $      5,181,142

As of July 31, 2003, the components of distributable earnings on a tax basis were as follows:

                              UNDISTRIBUTED    UNDISTRIBUTED
                                ORDINARY         LONG-TERM       UNREALIZED
                                 INCOME        CAPITAL GAINS    APPRECIATION*
                              -------------    -------------    -------------
                                 $    -           $   -           $  682,160

*The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and discount accretion/premium amortization on debt securities.

The following capital loss carryforwards, determined as of July 31, 2003, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                               CAPITAL LOSS
                              CARRY FORWARDS
                              --------------
YEAR OF EXPIRATION
2008                          $     537,548
2010                              2,365,257
                              -------------
                              $   2,902,805
                              =============

Utilization of the capital loss carryforwards above could be significantly limited under rules imposed by the Internal Revenue Code.

Expired capital loss carryforwards, if any, are recorded as a reduction of a paid-in capital.

3.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES:

On April 1, 2003, Colonial Management Associates, Inc. ("Colonial"), the administrator to the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation ("Fleet"). At the time of the merger, Columbia assumed the obligations of Colonial with respect to the Fund. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

Columbia is the investment advisor of the Fund. Investment management fees are paid monthly to Columbia by the Fund. The fees are based on an annual rate of 0.25% of the Fund's average daily net assets.

Columbia has contractually agreed, through October 31, 2004, to reimburse ordinary expenses (expenses incurred throughout the ordinary course of business) of the Fund, to the extent that these expenses, together with the Fund's advisory fee, exceed 0.25% of the Fund's average daily net assets.

Trustees' fees and expenses are paid directly by the Fund to trustees having no affiliation with the Fund other than their capacity as trustees. Other officers and trustees received no compensation from the Fund.

The transfer agent for the Fund is Liberty Funds Services, Inc. ("LFSI"), an indirect, wholly-owned subsidiary of Fleet. LFSI is compensated based on a per account fee or minimum of $1,500 per month.

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a Pricing, Bookkeeping and Fund Administration Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of these functions to State Street Bank and Trust Company ("State Street"). Columbia pays fees to State Street under the Outsourcing Agreement. The Fund is not charged a fee for these services.

OTHER. The Fund has an agreement with its custodian bank under which $163 of custody fees were reduced by balance credits for the period ended July 31, 2003. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

4.  INVESTMENT TRANSACTIONS:

As of July 31, 2003, for federal income tax purposes, net unrealized appreciation (depreciation) on investments were as follows:

Gross unrealized appreciation      $ 1,648,769
Gross unrealized depreciation         (966,609)
                                   -----------
   Net unrealized appreciation     $   682,160
                                   ===========

For the period ended July 31, 2003, purchases, sales and maturities of long-term securities were as follows:

                                                       SALES AND
                                       PURCHASES      MATURITIES
                                     -------------   -------------
Investment securities other than
   U.S Government obligations        $  41,474,921   $  64,908,437
U.S. Government obligations             68,729,953      83,301,372
                                     -------------   -------------
Total                                $ 110,204,874   $ 148,209,809
                                     =============   =============

5.  CAPITAL STOCK ACTIVITY:

At July 31, 2003, the Fund had 100 million shares of no par value capital stock authorized. Transactions of capital shares were as follows:

                                                                                 YEAR ENDED
                                                    PERIOD ENDED     -----------------------------------
                                                  JULY 31, 2003(a)   OCTOBER 31, 2002   OCTOBER 31, 2001
                                                  ----------------   ----------------   ----------------
SHARES:
  Shares sold                                            4,425,228          7,604,040          1,315,054
  Shares issued for reinvested of distributions            318,466            574,008            428,341
  Less shares redeemed                                  (6,910,326)        (3,823,461)        (1,569,944)
                                                  ----------------   ----------------   ----------------
  Net increase (decrease)                               (2,166,632)         4,354,587            173,451
                                                  ================   ================   ================

AMOUNTS:
  Sales                                           $     53,909,699   $     93,097,391   $     15,953,301
  Reinvestment of distributions                          3,872,033          7,003,463          5,181,142
  Less redemptions                                     (84,413,234)       (46,547,089)       (18,907,980)
                                                  ----------------   ----------------   ----------------
  Net increase (decrease)                         $    (26,631,502)  $     53,553,765   $      2,226,463
                                                  ================   ================   ================

(a) The Fund has changed its fiscal year end from October 31 to July 31.

6.  LINE OF CREDIT:

The Fund is a party to a $100,000,000 uncommitted line of credit that covers all the funds of the Trust together with the Columbia Funds, an affiliated group of funds managed by the investment advisor. The uncommitted line of credit expires on July 2, 2004. For the period ended July 31, 2003, the average daily loan balance outstanding on days where borrowing existed was $12,900,000 at a weighted average interest rate of 1.81%.

7.  BENEFICIAL INTEREST:

At July 31, 2003, 71.21% of the outstanding shares of the Fund were held by six shareholders, each holding in excess of 5% of the Fund's shares outstanding. Investment activity of these shareholders may have a material effect on the Fund.

8.  SUBSEQUENT EVENT:

The Board of Trustees of the Trust approved a proposal to elect nine new trustees as well as three of the incumbent trustees to the Board. If shareholders of the Trust approve the proposal, the Board of Trustees will consist of 12 trustees which will be responsible for board oversight of the Trust in addition to the 15 Columbia Funds and 85 Liberty Funds, each a separate fund managed by Columbia.

Shareholders of the Trust are scheduled to vote on the proposal at a special meeting of shareholders to be held on October 7, 2003. If approved at the special meeting, the new Board of Trustees will be effective immediately.

                         Report of Independent Auditors

TO THE TRUSTEES OF CMG FUND TRUST AND SHAREHOLDERS OF CMG SHORT TERM BOND FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMG Short Term Bond Fund (formerly CMC Short Term Bond Fund) (the "Fund"), one of the portfolios of CMG Fund Trust (formerly CMC Fund Trust), at July 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts

September 26, 2003

                              Officers and Trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of CMG Fund Trust, the term of office and length of time served, their principal occupations during at least the past five years, the number of portfolios in fund complex overseen by Trustee, and other directorships they hold are shown below. Each officer listed below serves as an officer of each CMG Fund Trust. The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 800-345-6611.

                            POSITION(S)
                             HELD WITH       LENGTH OF TIME
NAME AND AGE                   TRUST            SERVED                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------  --------------  ------------------  --------------------------------------------------------------
Vicki L. Benjamin          Vice President  Since July 2003     Controller of the Liberty Funds and of the Liberty All-Star
One Financial Center       and Principal                       Funds since May 2002; Chief Accounting Officer of the Liberty
Boston, MA 02111           Accounting                          Funds and Liberty All-Star Funds since June 2001; Controller
(42 years old)             Officer                             and Chief Accounting Officer of the Galaxy Funds since
                                                               September 2002 (formerly Vice President, Corporate Audit,
                                                               State Street Bank and Trust Company from May 1998 to April
                                                               2001; Audit Manager from July 1994 to June 1997; Senior Audit
                                                               Manager from July 1997 to May 1998, Coopers & Lybrand, LLP).

J. Kevin Connaughton       Chief           Since               Treasurer of Liberty Funds, Liberty All-Star Funds, Stein Roe
245 Summer Street          Financial       December 2002       Funds and Galaxy Funds; Senior Vice President of Liberty Funds
Boston, MA 02110           Officer                             Group LLC. Prior to his current positions, Mr. Connaughton was
(39 years old)                                                 Controller of Liberty Funds, Liberty All-Star Funds and Stein
                                                               Roe Funds; Vice President of Liberty Funds Group LLC and
                                                               Colonial Management Associates, Inc.; Senior Tax Manager,
                                                               Coopers & Lybrand LLP.

Jeff B. Curtis             President and   3 Years             Managing Director, Executive Vice President and Chief
1300 S.W. Sixth Avenue     Assistant                           Operating Officer-West Coast of the Adviser. Prior to his
Portland, OR 97201         Secretary                           current positions with the Adviser, Mr. Curtis was President,
(49 years old)                                                 Senior Vice President and General Counsel of the Adviser.
                                                               Mr. Curtis is also currently the President of Columbia Trust
                                                               Company and Columbia Financial Center Incorporated,
                                                               affiliates of the Adviser.

Richard J. Johnson         Chief           Since January 2003  Head of Equities/Portland and Senior Vice President of the
1300 S.W. Sixth Avenue     Investment                          Adviser; Chief Investment Officer and Senior Vice President of
Portland, OR 97201         Officer and                         Columbia Trust Company. Prior to his current positions with
(45 years old)             Senior Vice                         the Adviser, Mr. Johnson was Chief Investment Officer and
                           President                           Vice President of the Adviser.

                            POSITION(S)
                             HELD WITH      LENGTH OF TIME
NAME AND AGE                   TRUST            SERVED                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------  --------------  ------------------  --------------------------------------------------------------
Joseph R. Palombo          Vice President  Since January 2003  Executive Vice President and Chief Operating Officer of
One Financial Center                                           Columbia Management Group, Inc. (the parent of the Adviser)
Boston, MA 02111                                               since December 2001; Director, Executive Vice President and
(50 years old)                                                 Chief Operating Officer of the Adviser since April 2003;
                                                               (formerly Chief Operations Officer of Mutual Funds, Liberty
                                                               Financial Companies, Inc. from August 2000 to November, 2001;
                                                               Executive Vice President of Stein Roe & Farnham Incorporated
                                                               (Stein Roe) from April 1999 to April 2003; Director of
                                                               Colonial Management Associates, Inc. from April 1999 to April
                                                               2003; Director of Stein Roe from September 2000 to April
                                                               2003); President of Liberty Funds since February 2003; Manager of Stein Roe Floating Rate Limited Liability Company since
                                                               October 2000 (formerly Vice President of Liberty Funds from
                                                               April, 1999 to August 2000; Chief Operating Officer and Chief
                                                               Compliance Officer, Putnam Mutual Funds from December 1993 to
                                                               March 1999).

Mark A. Wentzien           Secretary       3 Years             Vice President of the Advisor. Prior to his current positions,
1300 S.W. Sixth Avenue                                         Mr. Wentzien was Associate Counsel of the Advisor.
Portland, OR 97201
(43 years old)

                             Disinterested Trustees

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                                              TERM OF OFFICE         PRINCIPAL             FUND             OTHER
                            POSITION(S)            AND             OCCUPATION(S)          COMPLEX       DIRECTORSHIPS
                             HELD WITH       LENGTH OF TIME        DURING PAST 5        OVERSEEN BY        HELD BY
NAME, ADDRESS AND AGE          TRUST             SERVED*              YEARS**         DIRECTOR/TRUSTEE   DIRECTOR***
-------------------------  --------------  -------------------  --------------------  ----------------  --------------
James C. George            Director        Served for 9 Years   Investment                  27          None
1001 S.W. 5th Avenue                                            Consultant
Suite 1100
Portland, OR 97204
(71 years old)

Charles R. Nelson          Director        Served for 1 Year    Professor of               112****      None
Department of                                                   Economics,
Economics                                                       University of
University of                                                   Washington, since
Washington                                                      January 1976; Ford
Seattle, WA 98195                                               and Louisa Van
(61 years old)                                                  Voorhis Professor of
                                                                Political Economy,
                                                                University of
                                                                Washington, since
                                                                September 1993;
                                                                Director, Institute
                                                                for Economic
                                                                Research, University
                                                                of Washington, since
                                                                September 2001;
                                                                Adjunct Professor of
                                                                Statistics,
                                                                University of
                                                                Washington since
                                                                September 1980;
                                                                Associate Editor,
                                                                Journal of Money
                                                                Credit and Banking,
                                                                since September
                                                                1993; consultant on
                                                                econometric and
                                                                statistical matters.

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                                              TERM OF OFFICE         PRINCIPAL             FUND             OTHER
                            POSITION(S)           AND              OCCUPATION(S)          COMPLEX       DIRECTORSHIPS
                             HELD WITH       LENGTH OF TIME        DURING PAST 5        OVERSEEN BY        HELD BY
NAME, ADDRESS AND AGE          TRUST             SERVED*              YEARS**         DIRECTOR/TRUSTEE   DIRECTOR***
-------------------------  --------------  -------------------  --------------------  ----------------  --------------
Patrick J. Simpson         Director        Served for 3 Years   Lawyer, Perkins             27          None
1211 S.W. 5th Avenue                                            Coie LLP.
Suite 1500
Portland, OR 97204
(58 years old)

Richard L. Woolworth       Director        Served for 12 Years  Chairman/CEO,               27          The Regence
100 S.W. Market St. #1500                                       The Regence Group                       Group,
Portland, OR 97207                                              (a healthcare                           Regence
(62 years old)                                                  maintenance                             BlueCross
                                                                organization).                          BlueShield of
                                                                                                        Oregon; NW
                                                                                                        Natural, a
                                                                                                        natural gas
                                                                                                        service
                                                                                                        provider

----------
   * Each trustee serves for an indefinite term in accordance with the current Bylaws of the Trust until the date a trustee resigns, retires or is removed in accordance with the Bylaws of the Trust.

  ** All of the officers of the Funds are employees and officers of the Adviser and/or its affiliates. Only principal occupations are listed.

 *** Each trustee is a director of the 15 Columbia Funds, each an open-end management investment company also advised by the Advisor.

**** Mr. Nelson serves as an independent trustee of the funds in the Liberty
     Funds Complex, which are advised and distributed by affiliates of the Advisor, consisting of 112 funds.

                                 CMG FUND TRUST
                 1300 S.W. SIXTH AVENUE, PORTLAND, OREGON 97201


                                  - TRUSTEES -
                                 JAMES C. GEORGE
                               PATRICK J. SIMPSON
                              RICHARD L. WOOLWORTH
                                CHARLES R. NELSON


                             - INVESTMENT ADVISOR -
                       COLUMBIA MANAGEMENT ADVISORS, INC.
                             1300 S.W. SIXTH AVENUE
                             PORTLAND, OREGON 97201


                                - LEGAL COUNSEL -
                                 STOEL RIVES LLP
                        900 S.W. FIFTH AVENUE, SUITE 2300
                           PORTLAND, OREGON 97204-1268


                               - TRANSFER AGENT -
                          LIBERTY FUNDS SERVICES, INC.
                                  P.O. BOX 8081
                        BOSTON, MASSACHUSETTS 02266-8081


                                               926-02/8460-0703 (09/03) C-03/023


This information must be preceded or accompanied by a current prospectus. Please read it carefully before investing. The manager's views contained in this report are subject to change at any time, based on market and other considerations. Portfolio changes should not be considered recommendations for action by individual investors.

Fund distributed by Columbia Financial Center, Inc., 1301 SW Fifth Avenue, Portland, Oregon 97201

[COLUMBIA MANAGEMENT GROUP(SM) LOGO]
A FLEETBOSTON FINANCIAL COMPANY


CMG HIGH YIELD FUND
A PORTFOLIO OF CMG FUND TRUST


ANNUAL REPORT
JULY 31, 2003


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

ADVISED BY COLUMBIA MANAGEMENT ADVISORS, INC.

                               CMG HIGH YIELD FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

We are pleased to provide you with an investment review of CMG High Yield Fund. The Board of Trustees for CMG High Yield Fund approved the change of the fund's fiscal year end from October to July. As a result, this report covers the nine-month period since the last annual report. The next report you will receive will be a report for the six-month period through January 2004.

For the nine-month period ended July 31, 2003, the fund returned 10.67%. During this time, the fund underperformed both the Merrill Lynch Intermediate BB Index, which returned 14.22%, and the Lipper High Current Yields Category average, which was 21.08% for the period.

Renewed strength among corporate issuers prompted a market rally among lower quality high yield bonds during the period. This rally was fueled by several factors including record levels of new issuance, low interest rates and a declining default rate. However, the fund's focus on higher quality issues hampered relative performance in an environment where lower quality issues from previously distressed industries such as telecommunications and electric utilities delivered the market's best returns.

The fund's emphasis on higher quality companies with improving business prospects, strengthening operating margins and declining debt provides exposure to the most attractive long-term opportunities in the high-yield market. Our focus on bottom-up, research intensive credit analysis helps us construct a portfolio of quality companies--a strategy we believe will generate the most consistent returns over time.

The home building, hotel, and service industries were among the fund's strongest performing sectors during the period. Noteworthy contributors included KB Homes, Toll Corp., Extended Stay America, Host Marriott and United Rentals.(1)

During the period, we added investments in the chemical sector with the purchase of Equistar Chemical, MacDermid and Ethyl Corp.(1) In healthcare, we added Province Healthcare and Apogent Technologies(1). Finally, credit analysis helped us identify selected issues in the energy industry, including Key Energy Service and Offshore Logistics.(1)

With interest rates likely to increase, we reduced our exposure to homebuilders with the sale of Technical Olympic. We also liquidated our position in IMC Global, which suffered from declining margins that resulted from escalating natural gas prices.

We believe that the high-yield market remains an attractive sector. Short-term interest rates are expected to remain low and equity markets are trading at high valuation levels. Although the high-yield market is close to its average historical valuation, we believe it continues to offer opportunities.

----------
(1) Holdings are disclosed as a percentage of net assets as of July 31, 2003 and are subject to change: KB Homes (1.5%), Toll Corp. (1.3%), Extended Stay America (1.7%), Host Marriott (1.2%), United Rentals (1.4%), Equistar Chemical (0.4%), MacDermid (0.8%), Ethyl Corp. (0.7%), Province Healthcare (0.8%), Apogent Technologies (0.1%), Key Energy Service (0.6%) and Offshore Logistics (1.2%).

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2003 (%):

      Lamar Media Corp., 7.250% 1/1/13                                2.3
      Allied Waste North America, Inc., 10.000% 8/1/09                2.1
      Park Place Entertainment Corp., 9.375% 2/15/07                  1.9
      Cott Beverages, Inc., 8.000% 12/15/11                           1.8
      R.H. Donnelley Financial Corp., 10.875% 12/15/12                1.7
      Silgan Holdings, Inc., 9.000% 6/1/09                            1.7
      Triad Hospitals, Inc., 8.750% 5/1/09                            1.7
      Extended Stay America, Inc., 9.875% 6/15/11                     1.7
      AmerisourceBergen Corp., 8.125% 9/1/08                          1.6
      Dex Media East LLC, 12.125% 11/15/12                            1.5

We appreciate your continued confidence in the CMG High Yield Fund.

The Columbia Investment Team
July 31, 2003

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE INVESTMENT RESULTS. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weightings within the portfolio may change as market conditions change.

Investing in high yield securities offers the potential for high current income and attractive total return, but involves certain risks. Lower-rated bond risks include default of the issuer and rising interest rates.

[CHART]

GROWTH OF A $10,000 INVESTMENT, JULY 6, 1994 TO JULY 31, 2003

                             CMG HIGH YIELD FUND   MERRILL LYNCH INTERMEDIATE BB INDEX
                                      $   10,000                            $   10,000
07/01/1994 - 07/31/1994               $    9,989                            $   10,101
08/01/1994 - 08/31/1994               $   10,063                            $   10,181
09/01/1994 - 09/30/1994               $   10,105                            $   10,170
10/01/1994 - 10/31/1994               $   10,119                            $   10,192
11/01/1994 - 11/30/1994               $    9,990                            $   10,127
12/01/1994 - 12/31/1994               $   10,118                            $   10,222
01/01/1995 - 01/31/1995               $   10,261                            $   10,388
02/01/1995 - 02/28/1995               $   10,570                            $   10,671
03/01/1995 - 03/31/1995               $   10,660                            $   10,797
04/01/1995 - 04/30/1995               $   10,896                            $   10,999
05/01/1995 - 05/31/1995               $   11,176                            $   11,350
06/01/1995 - 06/30/1995               $   11,271                            $   11,451
07/01/1995 - 07/31/1995               $   11,417                            $   11,505
08/01/1995 - 08/31/1995               $   11,447                            $   11,593
09/01/1995 - 09/30/1995               $   11,613                            $   11,721
10/01/1995 - 10/31/1995               $   11,787                            $   11,833
11/01/1995 - 11/30/1995               $   11,925                            $   11,994
12/01/1995 - 12/31/1995               $   12,125                            $   12,167
01/01/1996 - 01/31/1996               $   12,304                            $   12,337
02/01/1996 - 02/29/1996               $   12,369                            $   12,299
03/01/1996 - 03/31/1996               $   12,212                            $   12,219
04/01/1996 - 04/30/1996               $   12,188                            $   12,164
05/01/1996 - 05/31/1996               $   12,204                            $   12,197
06/01/1996 - 06/30/1996               $   12,221                            $   12,313
07/01/1996 - 07/31/1996               $   12,324                            $   12,379
08/01/1996 - 08/31/1996               $   12,557                            $   12,481
09/01/1996 - 09/30/1996               $   12,778                            $   12,693
10/01/1996 - 10/31/1996               $   12,920                            $   12,892
11/01/1996 - 11/30/1996               $   13,210                            $   13,144
12/01/1996 - 12/31/1996               $   13,300                            $   13,166
01/01/1997 - 01/31/1997               $   13,407                            $   13,274
02/01/1997 - 02/28/1997               $   13,586                            $   13,415
03/01/1997 - 03/31/1997               $   13,384                            $   13,289
04/01/1997 - 04/30/1997               $   13,515                            $   13,432
05/01/1997 - 05/31/1997               $   13,860                            $   13,647
06/01/1997 - 06/30/1997               $   14,030                            $   13,838
07/01/1997 - 07/31/1997               $   14,409                            $   14,170
08/01/1997 - 08/31/1997               $   14,386                            $   14,128
09/01/1997 - 09/30/1997               $   14,593                            $   14,330
10/01/1997 - 10/31/1997               $   14,584                            $   14,419
11/01/1997 - 11/30/1997               $   14,740                            $   14,511
12/01/1997 - 12/31/1997               $   14,913                            $   14,644
01/01/1998 - 01/31/1998               $   15,165                            $   14,823
02/01/1998 - 02/28/1998               $   15,242                            $   14,857
03/01/1998 - 03/31/1998               $   15,334                            $   14,939
04/01/1998 - 04/30/1998               $   15,390                            $   15,033
05/01/1998 - 05/31/1998               $   15,472                            $   15,152
06/01/1998 - 06/30/1998               $   15,585                            $   15,253
07/01/1998 - 07/31/1998               $   15,781                            $   15,352
08/01/1998 - 08/31/1998               $   15,250                            $   15,030
09/01/1998 - 09/30/1998               $   15,545                            $   15,308
10/01/1998 - 10/31/1998               $   15,460                            $   15,136
11/01/1998 - 11/30/1998               $   15,987                            $   15,463
12/01/1998 - 12/31/1998               $   16,005                            $   15,572
01/01/1999 - 01/31/1999               $   16,187                            $   15,673
02/01/1999 - 02/28/1999               $   16,100                            $   15,601
03/01/1999 - 03/31/1999               $   16,246                            $   15,765
04/01/1999 - 04/30/1999               $   16,371                            $   15,936
05/01/1999 - 05/31/1999               $   16,185                            $   15,775
06/01/1999 - 06/30/1999               $   16,154                            $   15,766
07/01/1999 - 07/31/1999               $   16,162                            $   15,801
08/01/1999 - 08/31/1999               $   16,021                            $   15,733
09/01/1999 - 09/30/1999               $   16,023                            $   15,796
10/01/1999 - 10/31/1999               $   16,047                            $   15,723
11/01/1999 - 11/30/1999               $   16,292                            $   15,872
12/01/1999 - 12/31/1999               $   16,389                            $   15,960
01/01/2000 - 01/31/2000               $   16,315                            $   15,882
02/01/2000 - 02/29/2000               $   16,351                            $   15,858
03/01/2000 - 03/31/2000               $   16,243                            $   15,751
04/01/2000 - 04/30/2000               $   16,358                            $   15,731
05/01/2000 - 05/31/2000               $   16,342                            $   15,613
06/01/2000 - 06/30/2000               $   16,714                            $   15,956
07/01/2000 - 07/31/2000               $   16,856                            $   16,151
08/01/2000 - 08/31/2000               $   17,165                            $   16,382
09/01/2000 - 09/30/2000               $   17,146                            $   16,289
10/01/2000 - 10/31/2000               $   17,009                            $   15,953
11/01/2000 - 11/30/2000               $   16,786                            $   15,931
12/01/2000 - 12/31/2000               $   17,266                            $   16,235
01/01/2001 - 01/31/2001               $   17,933                            $   16,875
02/01/2001 - 02/28/2001               $   18,098                            $   17,130
03/01/2001 - 03/31/2001               $   18,000                            $   17,272
04/01/2001 - 04/30/2001               $   17,957                            $   17,387
05/01/2001 - 05/31/2001               $   18,046                            $   17,673
06/01/2001 - 06/30/2001               $   17,812                            $   17,544
07/01/2001 - 07/31/2001               $   17,983                            $   17,845
08/01/2001 - 08/31/2001               $   18,262                            $   18,049
09/01/2001 - 09/30/2001               $   17,507                            $   17,148
10/01/2001 - 10/31/2001               $   18,187                            $   17,565
11/01/2001 - 11/30/2001               $   18,712                            $   18,016
12/01/2001 - 12/31/2001               $   18,529                            $   17,854
01/01/2002 - 01/31/2002               $   18,657                            $   17,847
02/01/2002 - 02/28/2002               $   18,502                            $   17,729
03/01/2002 - 03/31/2002               $   18,742                            $   18,102
04/01/2002 - 04/30/2002               $   18,887                            $   18,442
05/01/2002 - 05/31/2002               $   18,851                            $   18,460
06/01/2002 - 06/30/2002               $   18,359                            $   17,068
07/01/2002 - 07/31/2002               $   18,060                            $   16,375
08/01/2002 - 08/31/2002               $   18,401                            $   16,685
09/01/2002 - 09/30/2002               $   18,314                            $   16,618
10/01/2002 - 10/31/2002               $   18,296                            $   16,583
11/01/2002 - 11/30/2002               $   18,900                            $   17,189
12/01/2002 - 12/31/2002               $   19,047                            $   17,426
01/01/2003 - 01/31/2003               $   19,245                            $   17,745
02/01/2003 - 02/28/2003               $   19,442                            $   17,895
03/01/2003 - 03/31/2003               $   19,788                            $   18,114
04/01/2003 - 04/30/2003               $   20,288                            $   18,737
05/01/2003 - 05/31/2003               $   20,315                            $   18,898
06/01/2003 - 06/30/2003               $   20,591                            $   19,263
07/01/2003 - 07/31/2003               $   20,260                            $   18,947

AVERAGE ANNUAL TOTAL RETURN AS OF JULY 31, 2003 (%)

                                         INCEPTION     9-MONTH    1-YEAR     5-YEAR     LIFE
CMG High Yield Fund                      (07/06/94)     10.67      12.12      5.12      8.10
Merril Lynch Intermediate BB Index                      14.22      15.67      4.30      7.29
--------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2003 (%)

                                         INCEPTION     9-MONTH    1-YEAR     5-YEAR     LIFE
CMG High Yield Fund                      (07/06/94)     12.44      12.17      5.74      8.38
Merril Lynch Intermediate BB Index                      15.93      12.87      4.79      7.56
--------------------------------------------------------------------------------------------

The fund's inception date is July 6, 1994 and index performance is from June 30, 1994.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. Past performance does not guarantee future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Merrill Lynch Intermediate BB Index is a market-weighted index, consisting of BB cash pay bonds, which are U.S. dollar denominated bonds issued in the U.S. domestic market with maturities between 1 and 10 years. Unlike the fund, an index is not an investment, does not incur fees or expenses and is not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

                               CMG HIGH YIELD FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                     PERIOD
                                      ENDED                                    YEAR ENDED OCTOBER 31
                                     JULY 31,          ---------------------------------------------------------------------
                                     2003 (a)             2002               2001         2000       1999 (b)      1998 (b)
                                    ----------         ----------         ----------   ----------   ----------    ----------
NET ASSET VALUE, BEGINNING
  OF PERIOD                         $     7.55         $     8.14         $     8.30   $     8.54   $     8.95    $     9.21
                                    ----------         ----------         ----------   ----------   ----------    ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income                   0.43(c)            0.64(c)(d)         0.72         0.73         0.74          0.76
  Net realized and unrealized
    gain (loss) on investments            0.37              (0.58)(d)          (0.16)       (0.24)       (0.41)        (0.21)
                                    ----------         ----------         ----------   ----------   ----------    ----------
      Total from investment
        operations                        0.80               0.06               0.56         0.49         0.33          0.55
                                    ----------         ----------         ----------   ----------   ----------    ----------
LESS DISTRIBUTIONS DECLARED
  TO SHAREHOLDERS:
  From net investment
    income                               (0.45)             (0.65)             (0.72)       (0.73)       (0.74)        (0.76)
  From net realized gains                    -                  -                  -            -            -(e)      (0.05)
                                    ----------         ----------         ----------   ----------   ----------    ----------
      Total distributions
        declared to shareholders         (0.45)             (0.65)             (0.72)       (0.73)       (0.74)        (0.81)
                                    ----------         ----------         ----------   ----------   ----------    ----------
NET ASSET VALUE, END OF
  PERIOD                            $     7.90         $     7.55         $     8.14   $     8.30   $     8.54    $     8.95
                                    ==========         ==========         ==========   ==========   ==========    ==========
Total return (f)                         10.67%(g)(h)        0.60%              6.92%        6.01%        3.75%         6.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (000's)                    $  429,042         $  286,228         $  348,979   $  319,985   $  271,551    $  263,912
Ratio of net expenses to
  average net assets (i)                  0.42%(j)(k)        0.42%              0.44%        0.43%        0.43%         0.45%
Ratio of net investment income
  to average net assets (i)               7.32%(j)(k)        7.98%(d)           8.63%        8.70%        8.39%         8.28%
Waiver/reimbursement                      0.01%(j)(k)           -%                 -%           -%           -%            -%
Portfolio turnover rate                     47%(h)             62%                59%          56%          62%           71%

(a) The Fund has changed its fiscal year end from October 31 to July 31.
(b) Per share amounts have been adjusted to retroactively reflect a 4 for 1 share split effective September 1, 1999.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share data by $0.01 and decrease the ratio of net investment income to average net assets from 8.11% to 7.98%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(e) Rounds to less than $0.01 per share.
(f) Total return at net asset value assuming all distributions reinvested.
(g) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.
(k) Effective March 1, 2003, the investment advisor has contractually agreed to reimburse other expenses of the Fund indefinitely, to the extent that these expenses, together with the advisory fee, exceed 0.40% of the Fund's average daily net assets.

                 See Accompanying Notes to Financial Statements

                               CMG HIGH YIELD FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2003

                                                        PRINCIPAL
                                                         AMOUNT             VALUE
                                                     ---------------   ---------------
Corporate Notes & Bonds (93.3%)
  Aerospace (3.2%)
    K & F Industries, Inc.
      Senior Subordinated Notes, Series B
      9.625% 12/15/2010                              $     2,700,000   $     2,956,500
    L-3 Communications Corp.
      Senior Subordinated Notes
      7.625% 06/15/2012                                    5,975,000         6,273,750
    TD Funding Corp.
      Senior Subordinated Notes
      8.375% 07/15/2011 (a)                                4,475,000         4,553,313
                                                                       ---------------
                                                                            13,783,563
                                                                       ---------------
  Automotive/Auto Parts (2.9%)
    American Axle & Manufacturing, Inc.
      Senior Subordinated Notes
      9.750% 03/01/2009                                    5,850,000         6,296,063
    Lear Corp.
      Senior Notes, Series B
      7.960% 05/15/2005                                    2,700,000         2,889,000
      8.110% 05/15/2009                                    2,760,000         3,125,700
                                                                       ---------------
                                                                            12,310,763
                                                                       ---------------
  Broadcasting (1.2%)
    Sinclair Broadcast Group, Inc.
      Senior Subordinated Notes
      8.000% 03/15/2012                                      695,000           712,375
      8.750% 12/15/2011                                    4,285,000         4,542,100
                                                                       ---------------
                                                                             5,254,475
                                                                       ---------------
  Cable TV (8.1%)
    British Sky Broadcasting Group PLC
      7.300% 10/15/2006                                    1,850,000         2,021,125
    CSC Holdings, Inc.:
      Debentures, Series B
      8.125% 08/15/2009                                      775,000           767,250
      Senior Subordinated Debentures
      9.875% 02/15/2013                                    4,185,000         4,321,012
      10.500% 05/15/2016                                   1,235,000         1,315,275
    DirecTV Holdings
      Senior Notes
      8.375% 03/15/2013 (a)                                5,490,000         6,066,450
    LIN Television Corp.
      Senior Subordinated Notes
      6.500% 05/15/2013 (a)                                3,700,000         3,533,500
    Mediacom LCC/Mediacom Capital Corp.
      Senior Notes
      7.875% 02/15/2011                                    4,725,000         4,447,406
      9.500% 01/15/2013                                    2,475,000         2,450,250

                 See Accompanying Notes to Financial Statements

                                                        PRINCIPAL
                                                         AMOUNT             VALUE
                                                     ---------------   ---------------
Corporate Notes & Bonds (continued)
  Cable TV (continued)
    Rogers Cable, Inc.
      Notes
      6.250% 06/15/2013 (a)                          $     1,125,000   $     1,080,000
      7.875% 05/01/2012                                    2,615,000         2,784,975
    TCI Communications, Inc.
      Senior Notes
      8.750% 08/01/2015                                    4,825,000         5,898,833
                                                                       ---------------
                                                                            34,686,076
                                                                       ---------------
  Capital Goods (1.2%)
    Kennametal, Inc.
      Senior Notes
      7.200% 06/15/2012                                    5,060,000         5,233,932
                                                                       ---------------
  Chemicals (3.3%)
    Acetex Corp.
      Senior Notes
      10.875% 08/01/2009 (a)                               1,825,000         1,998,375
    Airgas, Inc.
      Senior Subordinated Notes
      9.125% 10/01/2011                                    4,070,000         4,415,950
    Equistar Chemical LP
      Senior Notes
      10.125% 09/01/2008                                   1,100,000         1,089,000
      10.625% 05/01/2011 (a)                                 675,000           668,250
    Ethyl Corp.
      Senior Notes
      8.875% 05/01/2010                                    2,750,000         2,791,250
    MacDermid, Inc.
      Senior Subordinated Notes
      9.125% 07/15/2011                                    2,960,000         3,285,600
                                                                       ---------------
                                                                            14,248,425
                                                                       ---------------
  Consumer Products (2.5%)
    Hasbro, Inc.
      Notes
      6.150% 07/15/2008                                      500,000           517,500
      8.500% 03/15/2006                                    3,710,000         4,025,350
    Scotts Co.
      Senior Subordinated Notes
      8.625% 01/15/2009                                    5,725,000         5,982,625
                                                                       ---------------
                                                                            10,525,475
                                                                       ---------------
  Diversified Media (2.3%)
    Lamar Media Corp.
      Senior Subordinated Notes
      7.250% 01/01/2013                                    9,210,000         9,394,200
      7.250% 01/01/2013 (a)                                  300,000           306,000
                                                                       ---------------
                                                                             9,700,200
                                                                       ---------------

                 See Accompanying Notes to Financial Statements

                                                        PRINCIPAL
                                                         AMOUNT             VALUE
                                                     ---------------   ---------------
Corporate Notes & Bonds (continued)
  Energy (10.8%)
    Chesapeake Energy Corp.
      8.375% 11/01/2008                              $        75,000   $        79,125
      9.000% 08/15/2012                                    3,775,000         4,095,875
      Senior Notes
      7.500% 09/15/2013 (a)                                3,120,000         3,213,600
    Chesapeake Energy Corp.
      Senior Notes, Series B
      8.500% 03/15/2012                                    1,150,000         1,198,875
    Grant Prideco, Inc.
      Senior Notes
      9.000% 12/15/2009                                    5,455,000         5,809,575
    Grant Prideco, Inc.
      Senior Notes, Series B
      9.625% 12/01/2007                                    2,270,000         2,451,600
    Key Energy Services, Inc.
      Senior Notes
      6.375% 05/01/2013                                    2,085,000         2,022,450
    Key Energy Services, Inc.
      Senior Notes, Series C
      8.375% 03/01/2008                                      480,000           499,200
    Offshore Logistics, Inc.
      Senior Notes
      6.125% 06/15/2013 (a)                                5,305,000         5,039,750
    Pogo Producing Co.
      Senior Subordinated Notes, Series B
      8.250% 04/15/2011                                    1,120,000         1,198,400
    Pride International, Inc.
      Senior Notes
      10.000% 06/01/2009                                   2,125,000         2,295,000
    Universal Compression, Inc.
      Senior Notes
      7.250% 05/15/2010 (a)                                1,400,000         1,414,000
    Vintage Petroleum, Inc.
      Senior Subordinated Notes
      9.750% 06/30/2009                                    3,945,000         4,181,700
    Westport Resources Corp.
      Senior Subordinated Notes
      8.250% 11/01/2011                                    6,030,000         6,421,950
      8.250% 11/01/2011 (a)                                  225,000           239,625
    XTO Energy, Inc.
      Senior Notes
      6.250% 04/15/2013                                      300,000           301,500
      7.500% 04/15/2012                                    5,600,000         6,048,000
                                                                       ---------------
                                                                            46,510,225
                                                                       ---------------

                 See Accompanying Notes to Financial Statements

                                                        PRINCIPAL
                                                         AMOUNT             VALUE
                                                     ---------------   ---------------
Corporate Notes & Bonds (continued)
  Entertainment/Film (1.4%)
    Cinemark USA, Inc.
      Senior Subordinated Notes
      9.000% 02/01/2013                              $     5,675,000   $     6,072,250
                                                                       ---------------
  Environmental (2.4%)
    Allied Waste North America, Inc.
      Senior Subordinated Notes, Series B
      10.000% 08/01/2009                                   8,550,000         9,009,562
    Synagro Technologies, Inc.
      Senior Subordinated Notes
      9.500% 04/01/2009                                    1,360,000         1,441,600
                                                                       ---------------
                                                                            10,451,162
                                                                       ---------------
  Food/Beverage/Tobacco (3.7%)
    Constellation Brands, Inc.
      Senior Notes, Series B
      8.000% 02/15/2008                                      500,000           520,000
    Constellation Brands, Inc.
      Senior Subordinated Notes
      8.500% 03/01/2009                                    6,050,000         6,171,000
    Constellation Brands, Inc.
      Senior Subordinated Notes, Series B
      8.125% 01/15/2012                                    1,345,000         1,378,625
    Cott Beverages, Inc.
      Senior Subordinated Notes
      8.000% 12/15/2011                                    7,250,000         7,685,000
                                                                       ---------------
                                                                            15,754,625
                                                                       ---------------
  Food & Drug Retail (0.9%)
    Winn-Dixie Stores, Inc.
      Senior Notes
      8.875% 04/01/2008                                    3,555,000         3,759,413
                                                                       ---------------
  Gaming (5.0%)
    Harrah's Operating Co., Inc.
      Senior Subordinated Notes
      7.875% 12/15/2005                                    5,025,000         5,408,156
    International Game Technology
      Senior Notes
      8.375% 05/15/2009                                    1,030,000         1,218,781
    Park Place Entertainment Corp.
      Senior Subordinated Notes
      9.375% 02/15/2007                                    7,450,000         8,139,125
    Station Casinos, Inc.
      Senior Subordinated Notes
      8.875% 12/01/2008                                    3,760,000         3,910,400
      9.875% 07/01/2010                                    2,625,000         2,854,688
                                                                       ---------------
                                                                            21,531,150
                                                                       ---------------

                 See Accompanying Notes to Financial Statements

                                                        PRINCIPAL
                                                         AMOUNT             VALUE
                                                     ---------------   ---------------
Corporate Notes & Bonds (continued)
  Health Care (8.7%)
    AdvancePCS
      Senior Notes
      8.500% 04/01/2008                              $     4,725,000   $     5,055,750
    AmerisourceBergen Corp.
      Senior Notes
      7.250% 11/15/2012                                    1,500,000         1,567,500
      8.125% 09/01/2008                                    6,600,000         7,062,000
    Apogent Technologies, Inc.
      Senior Subordinated Notes
      6.500% 05/15/2013 (a)                                  575,000           560,625
    Omnicare, Inc.
      Senior Subordinated Notes, Series B
      8.125% 03/15/2011                                    5,750,000         6,080,625
    Province Healthcare Co.
      Senior Subordinated Notes
      7.500% 06/01/2013                                    3,375,000         3,240,000
    Select Medical Corp.
      Senior Subordinated Notes
      7.500% 08/01/2013 (a)                                2,600,000         2,574,000
      9.500% 06/15/2009                                    3,625,000         3,896,875
    Triad Hospitals, Inc.
      Senior Notes, Series B
      8.750% 05/01/2009                                    6,805,000         7,247,325
                                                                       ---------------
                                                                            37,284,700
                                                                       ---------------
  Homebuilders (2.9%)
    KB Homes
      Senior Subordinated Notes
      7.750% 02/01/2010                                      260,000           273,000
      8.625% 12/15/2008                                    5,175,000         5,666,625
      9.500% 02/15/2011                                      630,000           689,850
    Toll Corp.
      Senior Subordinated Notes
      7.750% 09/15/2007                                    5,325,000         5,458,125
      8.250% 12/01/2011                                      225,000           245,250
                                                                       ---------------
                                                                            12,332,850
                                                                       ---------------
  Hotels (4.1%)
    Extended Stay America, Inc.
      Senior Subordinated Notes
      9.875% 06/15/2011                                    6,675,000         7,108,875
    Host Marriott LP
      Senior Notes, Series E
      8.375% 02/15/2006                                    5,175,000         5,265,562
    ITT Corp.
      Notes
      6.750% 11/15/2005                                    2,750,000         2,846,250

                 See Accompanying Notes to Financial Statements

                                                        PRINCIPAL
                                                         AMOUNT             VALUE
                                                     ---------------   ---------------
Corporate Notes & Bonds (continued)
  Hotels (continued)
    Starwood Hotels & Resorts Worldwide, Inc.
      Senior Notes
      7.375% 05/01/2007                              $     2,410,000   $     2,494,350
                                                                       ---------------
                                                                            17,715,037
                                                                       ---------------
  Industrials (0.6%)
    Westinghouse Air Brake Co.
      Senior Notes
      6.875% 07/31/2013 (a)                                2,600,000         2,613,000
                                                                       ---------------
  Leisure (0.8%)
    Speedway Motorsports, Inc.
      Senior Subordinated Notes
      6.750% 06/01/2013 (a)                                3,350,000         3,350,000
                                                                       ---------------
  Metals & Mining(1.5%)
    Arch Western Finance
      Senior Notes
      6.750% 07/01/2013                                    4,560,000         4,491,600
    Peabody Energy Corp.
      Senior Notes
      6.875% 03/15/2013                                    1,860,000         1,869,300
                                                                       ---------------
                                                                             6,360,900
                                                                       ---------------
  Packaging (6.0%)
    Ball Corp.
      Senior Notes
      6.875% 12/15/2012                                    3,690,000         3,690,000
      6.875% 12/15/2012 (a)                                5,505,000         5,505,000
      7.750% 08/01/2006                                    1,250,000         1,337,500
    Constar International, Inc.
      Senior Subordinated Notes
      11.000% 12/01/2012                                   2,905,000         2,875,950
    Owens-Illinois, Inc.
      Senior Notes
      7.150% 05/15/2005                                    1,290,000         1,296,450
      7.350% 05/15/2008                                    1,750,000         1,697,500
      8.100% 05/15/2007                                    2,110,000         2,110,000
    Silgan Holdings, Inc.
      Senior Subordinated Debentures
      9.000% 06/01/2009                                    7,075,000         7,313,781
                                                                       ---------------
                                                                            25,826,181
                                                                       ---------------
  Paper & Forest Products (2.8%)
    Abitibi-Consolidated Inc.,
      Notes
      6.000% 06/20/2013                                      850,000           760,548
      7.875% 08/01/2009                                    2,725,000         2,835,008

                 See Accompanying Notes to Financial Statements

                                                        PRINCIPAL
                                                         AMOUNT             VALUE
                                                     ---------------   ---------------
Corporate Notes & Bonds (continued)
  Paper & Forest Products (continued)
    Cascades, Inc.
      Senior Notes
      7.250% 02/15/2013 (a)                          $     2,215,000   $     2,170,700
    Smurfit-Stone Container Corp.
      Senior Notes
      8.250% 10/01/2012                                      625,000           631,250
    Stone Container Corp.
      Senior Notes
      8.375% 07/01/2012                                    2,665,000         2,691,650
      9.750% 02/01/2011                                    2,810,000         2,978,600
                                                                       ---------------
                                                                            12,067,756
                                                                       ---------------
  Printing & Publishing (4.8%)
    Dex Media East LLC
      Senior Subordinated Notes
      12.125% 11/15/2012                                   5,670,000         6,548,850
    Houghton Mifflin Co.
      Senior Subordinated Notes
      9.875% 02/01/2013 (a)                                4,780,000         4,983,150
    Morris Publishing Group, Inc.
      Senior Subordinated Notes
      7.000% 08/01/2013 (a)                                1,425,000         1,425,000
    R.H. Donnelley Financial Corp.:
      Senior Notes
      8.875% 12/15/2010 (a)                                   45,000            48,713
      Senior Subordinated Notes
      10.875% 12/15/2012 (a)                               6,585,000         7,408,125
                                                                       ---------------
                                                                            20,413,838
                                                                       ---------------
  Real Estate Investment Trust (1.8%)
    Health Care REIT, Inc.
      Notes
      7.500% 08/15/2007                                    3,550,000         3,800,190
      8.000% 09/12/2012                                      125,000           133,923
    iStar Financial, Inc.
      Senior Notes
      7.000% 03/15/2008                                    3,200,000         3,335,437
      8.750% 08/15/2008                                      500,000           542,500
                                                                       ---------------
                                                                             7,812,050
                                                                       ---------------
  Restaurants (2.3%)
    Yum! Brands, Inc.
      Senior Notes
      7.450% 05/15/2005                                      520,000           546,650
      7.650% 05/15/2008                                      550,000           594,000
      7.700% 07/01/2012                                    2,155,000         2,327,400

                 See Accompanying Notes to Financial Statements

                                                        PRINCIPAL
                                                         AMOUNT             VALUE
                                                     ---------------   ---------------
Corporate Notes & Bonds (continued)
  Restaurants (continued)
      8.500% 04/15/2006                              $     4,080,000   $     4,416,600
      8.875% 04/15/2011                                    1,875,000         2,109,375
                                                                       ---------------
                                                                             9,994,025
                                                                       ---------------
  Services (5.6%)
    Corrections Corp. of America
      Senior Notes
      7.500% 05/01/2011                                    2,300,000         2,323,000
      7.500% 05/01/2011 (a)                                5,850,000         6,069,375
    Iron Mountain, Inc.
      Senior Subordinated Notes
      7.750% 01/15/2015                                    3,990,000         4,009,950
      8.625% 04/01/2013                                    5,300,000         5,525,250
    United Rentals, Inc.
      Senior Subordinated Notes, Series B
      8.800% 08/15/2008                                    3,000,000         2,865,000
      9.250% 01/15/2009                                    1,075,000         1,037,375
      9.500% 06/01/2008                                    2,150,000         2,107,000
                                                                       ---------------
                                                                            23,936,950
                                                                       ---------------
  Shipping (1.2%)
    Teekay Shipping Corp.
      Senior Notes
      8.875% 07/15/2011                                    4,700,000         5,170,000
                                                                       ---------------
  Telecommunications (1.3%)
    Nextel Communications, Inc.:
      Senior Discount Notes
      9.750% 10/31/2007                                    1,730,000         1,781,900
      9.950% 02/15/2008                                    1,525,000         1,586,000
      Senior Notes
      9.375% 11/15/2009                                    2,175,000         2,305,500
                                                                       ---------------
                                                                             5,673,400
                                                                       ---------------
    Total Corporate Notes & Bonds
      (Cost of $389,719,007)                                               400,372,421
                                                                       ---------------

                 See Accompanying Notes to Financial Statements

                                                        PRINCIPAL
                                                         AMOUNT             VALUE
                                                     ---------------   ---------------
Short-Term Obligation (10.2%)
    Repurchase agreement with State Street Bank &
      Trust Co., dated 07/31/03, due 08/01/03 at
      0.950%, collateralized by a U.S. Treasury
      Bond maturing 10/30/03, market value of
      $44,732,888 (repurchase proceeds $43,854,157)
      (Cost of $43,853,000)                          $    43,853,000   $    43,853,000
                                                                       ---------------

    Total Investments (103.5%)
      (Cost of $433,572,007) (b)                                           444,225,421

    Other Assets & Liabilities, Net (-3.5%)                                (15,183,747)
                                                                       ---------------

    Net Assets (100.0%)                                                $   429,041,674
                                                                       ===============

Notes to Schedule of Investments:
(a) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2003, the value of these securities amounted to $64,820,551 which represents 15.1% of net assets.
(b) Cost for federal income tax purposes is $434,147,350.

                 See Accompanying Notes to Financial Statements

                               CMG HIGH YIELD FUND
                          A Portfolio of CMG Fund Trust
                       STATEMENT OF ASSETS AND LIABILITIES

July 31, 2003

ASSETS:
  Investments, at identified cost (including repurchase agreement)       $   433,572,007
                                                                         ---------------
  Investments, at value                                                  $   400,372,421
  Repurchase agreement                                                        43,853,000
  Cash                                                                         2,874,317
  Receivable for:
    Investments sold                                                             173,324
    Capital stock sold                                                            79,391
    Interest                                                                   8,023,121
  Expense reimbursement due from investment advisor                                6,400
  Other assets                                                                       688
                                                                         ---------------
  Total assets                                                               455,382,662
                                                                         ---------------

LIABILITIES:
  Payable for:
    Investments purchased                                                     23,570,231
    Capital stock redeemed                                                     2,225,000
    Distributions                                                                374,604
    Investment management fee                                                    144,610
    Trustees' fees                                                                   293
    Audit fee                                                                     26,250
                                                                         ---------------
  Total liabilities                                                           26,340,988
                                                                         ---------------
NET ASSETS                                                               $   429,041,674
                                                                         ===============

NET ASSETS consist of:
  Paid-in capital                                                        $   481,482,285
  Overdistributed net investment income                                         (482,515)
  Accumulated net realized loss                                              (62,611,510)
  Net unrealized appreciation on investments                                  10,653,414
                                                                         ---------------
NET ASSETS                                                               $   429,041,674
                                                                         ===============
Shares of capital stock outstanding                                           54,313,889
                                                                         ===============
Net asset value, offering and redemption price per share                 $          7.90
                                                                         ===============

                 See Accompanying Notes to Financial Statements

                            STATEMENTS OF OPERATIONS

                                                                           PERIOD ENDED          YEAR ENDED
                                                                         JULY 31, 2003 (a)   OCTOBER 31, 2002
                                                                         -----------------   -----------------
NET INVESTMENT INCOME:
  Interest                                                               $      20,461,215   $      30,052,216
                                                                         -----------------   -----------------

  Expenses:
    Investment management fee                                                    1,057,088           1,430,917
    Transfer agent fee                                                               5,322              18,000
    Trustees' fees                                                                   2,279               2,055
    Custody fee                                                                      3,675              17,330
    Other expenses                                                                  57,392              49,227
                                                                         -----------------   -----------------
      Total expenses                                                             1,125,756           1,517,529
    Expense reimbursement from investment advisor                                  (25,023)                  -
    Custody earnings credit                                                           (302)                  -
                                                                         -----------------   -----------------
      Net expenses                                                               1,100,431           1,517,529
                                                                         -----------------   -----------------
  Net investment income                                                         19,360,784          28,534,687
                                                                         -----------------   -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments                                        1,182,628         (24,532,571)
  Net change in unrealized appreciation/depreciation on investments             11,692,827          (3,668,160)
                                                                         -----------------   -----------------
  Net gain (loss)                                                               12,875,455         (28,200,731)
                                                                         -----------------   -----------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                               $      32,236,239   $         333,956
                                                                         -----------------   -----------------

(a) The Fund has changed its fiscal year end from October 31 to July 31.

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     YEAR ENDED OCTOBER 31,
                                                           PERIOD ENDED       ------------------------------------
                                                        JULY 31, 2003 (a)           2002                2001
                                                        ------------------    ----------------    ----------------
Operations:
  Net investment income                                 $       19,360,784    $     28,534,687    $     31,585,879
  Net realized gain (loss) on investments                        1,182,628         (24,532,571)        (24,290,896)
  Net change in unrealized appreciation/depreciation
    on investments                                              11,692,827          (3,668,160)         17,086,965
                                                        ------------------    ----------------    ----------------
  Net increase from operations                                  32,236,239             333,956          24,381,948

Distributions declared to shareholders:
  From net investment income                                   (19,919,406)        (28,989,392)        (31,585,879)
                                                        ------------------    ----------------    ----------------

Net capital share transactions                                 130,496,403         (34,095,515)         36,198,436
                                                        ------------------    ----------------    ----------------
Net increase (decrease) in net assets                          142,813,236         (62,750,951)         28,994,505

NET ASSETS:
Beginning of period                                            286,228,438         348,979,389         319,984,884
                                                        ------------------    ----------------    ----------------
End of period                                           $      429,041,674    $    286,228,438    $    348,979,389
                                                        ==================    ================    ================
Overdistributed net investment income                   $         (482,515)   $       (370,235)   $              -
                                                        ==================    ================    ================

(a) The Fund has changed its fiscal year end from October 31 to July 31.

                 See Accompanying Notes to Financial Statements

                               CMG HIGH YIELD FUND
                          A Portfolio of CMG Fund Trust
                          NOTES TO FINANCIAL STATEMENTS

July 31, 2003

1.  SIGNIFICANT ACCOUNTING POLICIES:

CMG High Yield Fund (formerly CMC High Yield Fund) (the "Fund") is a portfolio of CMG Fund Trust (formerly CMC Fund Trust) (the "Trust"), an open-end, diversified investment company registered under the Investment Company Act of 1940, as amended.

The Trust has established eleven other operational portfolios, CMG Small Cap Fund (formerly CMC Small Cap Fund), CMG Small/Mid Cap Fund (formerly CMC Small/Mid Cap Value Fund), CMG International Stock Fund (formerly CMC International Stock Fund), CMG Enhanced S&P 500(R) Index Fund, CMG Mid Cap Growth Fund, CMG Mid Cap Value Fund, CMG Small Cap Growth Fund, CMG Small Cap Value Fund, CMG Fixed Income Securities Fund (formerly CMC Fixed Income Securities Fund) ,CMG Short Term Bond Fund (formerly CMC Short Term Bond Fund) and CMG Strategic Equity Fund (formerly CMC Strategic Equity Fund), which are not included in these financial statements. Each portfolio issues a separate series of the Trust's shares and maintains a separate investment portfolio.

Effective January 29, 2003, the Board of Trustees approved a change in the fiscal year end from October 31 to July 31. Accordingly, the Fund's 2003 fiscal year ended on July 31, 2003.

Following is a summary of significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Fund in the preparation of its financial statements.

INVESTMENT VALUATION. Fixed-income securities are valued daily based on market values as quoted by dealers who are market makers in these securities, by independent pricing services, or by the investment advisor using a methodology approved by the Board of Trustees. Short-term obligations with less than 60 days to maturity when purchased are valued at amortized cost, which approximates market value. Investment securities for which market quotations are not readily available will be valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing repurchase agreements. The Fund's investment advisor determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

FINANCIAL FUTURES CONTRACTS. The Fund may invest in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The daily changes in contract value are recorded as unrealized gains or losses, and the Fund recognizes the realized gain or loss when the contract is closed.

INVESTMENT TRANSACTIONS. Investment transactions are accounted for as of the date the investments are purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Securities purchased on a when-issued or forward-delivery basis may settle a month or more after trade date; interest income is not accrued until settlement date. It is the Fund's policy to segregate liquid assets with a current value at least equal to the amount of its when-issued purchase commitments until settlement date.

INVESTMENT INCOME AND EXPENSES. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis and the Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses incurred on behalf of the Trust and its underlying portfolios.

USE OF ESTIMATES. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income are declared daily and paid monthly. Distributions from any net realized gains are generally declared and paid annually. Additional distributions of net investment income and capital gains by the Fund may be made at the discretion of the Board of Trustees in accordance with the requirements of the Internal Revenue Code. Distributions to shareholders are recorded on the ex-date.

FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing substantially all taxable net investment income and net realized gains to its shareholders in a manner that results in no tax to the Fund. Therefore, no federal income or excise tax provision is required.

PREMIUM AND DISCOUNT AMORTIZATION. The Fund amortizes premium and accretes discount on all debt securities.

OTHER. The Fund invests in lower rated debt securities, which may be more susceptible to adverse economic conditions than investment-grade holdings. These securities are often subordinated to the prior claim of other senior lenders, and uncertainties exist as to an issuer's ability to meet principal and interest payments. As of July 31, 2003, the credit ratings of securities held by the Fund's portfolio (less short-term investments) were as follows (Unaudited): Baa (2.7%), Ba (51.6%), or B (45.7%), by Moody's Investor Services, Inc.

2.  FEDERAL INCOME TAX:

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses from wash sales, discount accretion/premium amortization on debt securities, current year distribution payable and capital loss carryforwards. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the period ended July 31, 2003, permanent items identified and reclassified among the components of net assets are as follows:

                              OVERDISTRIBUTED    ACCUMULATED
                              NET INVESTMENT     NET REALIZED     PAID-IN
                                  INCOME             LOSS         CAPITAL
                              ---------------   --------------   ----------
                                $   446,342      $   (446,343)   $        1

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions paid during the period ended July 31, 2003 and the fiscal years ended October 31, 2002 and October 31, 2001 was as follows:

                                                    YEAR ENDED OCTOBER 31,
                              PERIOD ENDED     ---------------------------------
                             JULY 31, 2003          2002              2001
                            ----------------   ---------------   ---------------
     Ordinary Income         $   19,919,406     $   28,989,392    $  31,585,879

As of July 31, 2003, the components of distributable earnings on a tax basis were as follows:

                             UNDISTRIBUTED      UNDISTRIBUTED
                                ORDINARY          LONG-TERM        UNREALIZED
                                 INCOME         CAPITAL GAINS     APPRECIATION*
                            ----------------   ---------------   --------------
                              $    374,604       $       -        $  10,078,071

* The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and discount accretion/premium amortization on debt securities.

The following capital loss carryforwards, determined as of July 31, 2003, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                              CAPITAL LOSS
                             CARRYFORWARDS
                            ----------------
YEAR OF EXPIRATION
2007                          $   7,445,989
2008                              5,633,565
2009                             24,244,763
2010                             25,194,365
                              -------------
                              $  62,518,682
                              =============

Utilization of the capital loss carryforwards above could be significantly limited under rules imposed by the Internal Revenue Code.

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

3.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES:

On April 1, 2003, Colonial Management Associates, Inc. ("Colonial"), the administrator to the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation ("Fleet"). At the time of the merger, Columbia assumed the obligations of Colonial with respect to the Fund. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

Columbia is the investment advisor of the Fund. Investment management fees are paid monthly to Columbia at an annual rate of 0.40% of the Fund's average daily net assets. Effective March 1, 2003, the investment management fee is a unified fee. Out of the unified fee, Columbia pays all accounting expenses, legal fees, transfer agent fees, custody fees and miscellaneous expenses of the Fund. The unified fee does not include brokerage fees, taxes, Trustee's fees, Trustee legal counsel fees, audit fees, interest expenses associated with any borrowings by the Fund and extraordinary expenses.

Effective March 1, 2003, Columbia contractually agreed to reimburse the Fund, to the extent that expenses incurred by the Fund, together with the advisory fee, exceed 0.40% of the Fund's average daily net assets. Prior to March 1, 2003, the reimbursement was not in effect for the Fund.

Trustees' fees and expenses are paid directly by the Fund to trustees having no affiliation with the Fund other than their capacity as trustees. Other officers and trustees received no compensation from the Fund.

The transfer agent for the Fund is Liberty Funds Services, Inc. ("LFSI"), an indirect, wholly-owned subsidiary of Fleet. LFSI is compensated based on a per account fee or minimum of $1,500 per month. Effective March 1, 2003, transfer agent fees are included in the unified fee.

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a Pricing, Bookkeeping and Fund Administration Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of these functions to State Street Bank and Trust Company ("State Street"). Columbia pays fees to State Street under the Outsourcing Agreement. The Fund is not charged a fee for these services.

OTHER. The Fund had an agreement with its custodian bank under which $302 of custody fees were reduced by balance credits for the period from November 1, 2002 through February 28, 2003. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. Effective March 1, 2003, the custody fees and balance credits are included in the unified fee.

4.  INVESTMENT TRANSACTIONS:

As of July 31, 2003, for federal income tax purposes, net unrealized appreciation (depreciation) on investments were as follows:

Gross unrealized appreciation      $   13,663,696
Gross unrealized depreciation          (3,585,625)
                                   --------------
  Net unrealized appreciation      $   10,078,071
                                   ==============

For the period ended July 31, 2003, purchases and sales of long-term securities were $269,691,764 and $154,669,502, respectively.

5.  CAPITAL STOCK ACTIVITY:

At July 31, 2003, the Fund had 100 million shares of no par value capital stock authorized. Transactions of capital shares were as follows:

                                                                                        YEAR ENDED
                                                        PERIOD ENDED       ------------------------------------
                                                      JULY 31, 2003 (a)    OCTOBER 31, 2002    OCTOBER 31, 2001
                                                     ------------------    ----------------    ----------------
SHARES:
  Shares sold                                                34,794,784          16,446,956          12,295,392
  Shares issued for reinvestment of dividends                 2,111,371           3,176,244           3,395,836
  Less shares redeemed                                      (20,522,378)        (24,583,292)        (11,374,544)
                                                     ------------------    ----------------    ----------------
  Net increase (decrease) in shares                          16,383,777          (4,960,092)          4,316,684
                                                     ==================    ================    ================
AMOUNTS:
  Sales                                              $      274,845,721    $    131,994,303    $    101,372,083
  Reinvestment of dividends                                  16,684,887          25,255,040          28,167,501
  Less redemptions                                         (161,034,205)       (191,344,858)        (93,341,148)
                                                     ------------------    ----------------    ----------------
  Net increase (decrease)                            $      130,496,403    $    (34,095,515)   $     36,198,436
                                                     ==================    ================    ================

(a) The Fund has changed its fiscal year end from October 31 to July 31.

6.  LINE OF CREDIT:

The Fund is a party to a $100,000,000 uncommitted line of credit that covers all the funds of the Trust together with the Columbia Funds, an affiliated group of funds managed by the investment advisor. The uncommitted line of credit expires on July 2, 2004. The Fund did not utilize the line of credit during the period ended July 31, 2003.

7.  BENEFICIAL INTEREST:

At July 31, 2003, 38.19% of the outstanding shares of the Fund were held by five shareholders, each holding in excess of 5% of the Fund's shares outstanding. Investment activity of these shareholders may have a material effect on the Fund.

8.  SUBSEQUENT EVENT:

The Board of Trustees of the Trust approved a proposal to elect nine new trustees as well as three of the incumbent trustees to the Board. If shareholders of the Trust approve the proposal, the Board of Trustees will consist of 12 trustees which will be responsible for board oversight of the Trust in addition to the 15 Columbia Funds and 85 Liberty Funds, each a separate fund managed by Columbia.

Shareholders of the Trust are scheduled to vote on the proposal at a special meeting of shareholders to be held on October 7, 2003. If approved at the special meeting, the new Board of Trustees will be effective immediately.

                         Report of Independent Auditors

TO THE TRUSTEES OF CMG FUND TRUST AND SHAREHOLDERS OF CMG HIGH YIELD FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMG High Yield Fund (formerly CMC High Yield Fund) (the "Fund"), a portfolio of CMG Fund Trust (formerly CMC Fund Trust), at July 31, 2003, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts

September 26, 2003

                              Officers and Trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of CMG Fund Trust, the term of office and length of time served, their principal occupations during at least the past five years, the number of portfolios in fund complex overseen by Trustee, and other directorships they hold are shown below. Each officer listed below serves as an officer of each CMG Fund Trust. The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 800-345-6611.

                                POSITION(S)
                                 HELD WITH        LENGTH OF TIME
NAME AND AGE                       TRUST              SERVED                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------   --------------   -------------------   ------------------------------------------------------------
Vicki L. Benjamin              Vice President   Since July 2003       Controller of the Liberty Funds and of the Liberty All-Star
One Financial Center           and Principal                          Funds since May 2002; Chief Accounting Officer of the
Boston, MA 02111               Accounting                             Liberty Funds and Liberty All-Star Funds since June 2001;
(42 years old)                 Officer                                Controller and Chief Accounting Officer of the Galaxy Funds
                                                                      since September 2002 (formerly Vice President, Corporate
                                                                      Audit, State Street Bank and Trust Company from May 1998 to
                                                                      April 2001; Audit Manager from July 1994 to June 1997;
                                                                      Senior Audit Manager from July 1997 to May 1998, Coopers &
                                                                      Lybrand, LLP).

J. Kevin Connaughton           Chief            Since                 Treasurer of Liberty Funds, Liberty All-Star Funds, Stein
245 Summer Street              Financial        December 2002         Roe Funds and Galaxy Funds; Senior Vice President of Liberty
Boston, MA 02110               Officer                                Funds Group LLC. Prior to his current positions,
(39 years old)                                                        Mr. Connaughton was Controller of Liberty Funds, Liberty
                                                                      All-Star Funds and Stein Roe Funds; Vice President of
                                                                      Liberty Funds Group LLC and Colonial Management Associates,
                                                                      Inc.; Senior Tax Manager, Coopers & Lybrand LLP.

Jeff B. Curtis                 President and    3 Years               Managing Director, Executive Vice President and Chief
1300 S.W. Sixth Avenue         Assistant                              Operating Officer-West Coast of the Adviser. Prior to his
Portland, OR 97201             Secretary                              current positions with the Adviser, Mr. Curtis was
(49 years old)                                                        President, Senior Vice President and General Counsel of the
                                                                      Adviser. Mr. Curtis is also currently the President of
                                                                      Columbia Trust Company and Columbia Financial Center
                                                                      Incorporated, affiliates of the Adviser.

Richard J. Johnson             Chief            Since January 2003    Head of Equities/Portland and Senior Vice President of the
1300 S.W. Sixth Avenue         Investment                             Adviser; Chief Investment Officer and Senior Vice President
Portland, OR 97201             Officer and                            of Columbia Trust Company. Prior to his current positions
(45 years old)                 Senior Vice                            with the Adviser, Mr. Johnson was Chief Investment Officer
                               President                              and Vice President of the Adviser.

                                POSITION(S)
                                 HELD WITH        LENGTH OF TIME
NAME AND AGE                       TRUST              SERVED                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------   --------------   -------------------   ------------------------------------------------------------
Joseph R. Palombo              Vice President   Since January 2003    Executive Vice President and Chief Operating Officer of
One Financial Center                                                  Columbia Management Group, Inc. (the parent of the Adviser)
Boston, MA 02111                                                      since December 2001; Director, Executive Vice President and
(50 years old)                                                        Chief Operating Officer of the Adviser since April 2003;
                                                                      (formerly Chief Operations Officer of Mutual Funds, Liberty
                                                                      Financial Companies, Inc. from August 2000 to November,
                                                                      2001; Executive Vice President of Stein Roe & Farnham
                                                                      Incorporated (Stein Roe) from April 1999 to April 2003;
                                                                      Director of Colonial Management Associates, Inc. from April
                                                                      1999 to April 2003; Director of Stein Roe from September
                                                                      2000 to April 2003); President of Liberty Funds since
                                                                      February 2003; Manager of Stein Roe Floating Rate Limited
                                                                      Liability Company since October 2000 (formerly Vice
                                                                      President of Liberty Funds from April, 1999 to August 2000;
                                                                      Chief Operating Officer and Chief Compliance Officer,
                                                                      Putnam Mutual Funds from December 1993 to March 1999).

Mark A. Wentzien               Secretary        3 Years               Vice President of the Advisor. Prior to his current
1300 S.W. Sixth Avenue                                                positions, Mr. Wentzien was Associate Counsel of the Advisor.
Portland, OR 97201
(43 years old)

                             Disinterested Trustees

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                 TERM OF OFFICE           PRINCIPAL               FUND             OTHER
                                POSITION(S)            AND              OCCUPATION(S)           COMPLEX        DIRECTORSHIPS
                                 HELD WITH       LENGTH OF TIME         DURING PAST 5         OVERSEEN BY         HELD BY
NAME, ADDRESS AND AGE              TRUST             SERVED*               YEARS**          DIRECTOR/TRUSTEE    DIRECTOR***
----------------------------   -------------   -------------------   --------------------   ----------------   -------------
James C. George                Director        Served for 9 Years    Investment                    27          None
1001 S.W. 5th Avenue                                                 Consultant
Suite 1100
Portland, OR 97204
(71 years old)

Charles R. Nelson              Director        Served for 1 Year     Professor of                 112****      None
Department of                                                        Economics,
Economics                                                            University of
University of                                                        Washington, since
Washington                                                           January 1976; Ford
Seattle, WA 98195                                                    and Louisa Van
(61 years old)                                                       Voorhis Professor
                                                                     of Political
                                                                     Economy, University
                                                                     of Washington, since
                                                                     September 1993;
                                                                     Director, Institute
                                                                     for Economic
                                                                     Research, University
                                                                     of Washington, since
                                                                     September 2001;
                                                                     Adjunct Professor of
                                                                     Statistics,
                                                                     University of
                                                                     Washington since
                                                                     September 1980;
                                                                     Associate Editor,
                                                                     Journal of Money
                                                                     Credit and Banking,
                                                                     since September 1993;
                                                                     consultant on
                                                                     econometric and
                                                                     statistical matters.

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                 TERM OF OFFICE           PRINCIPAL               FUND             OTHER
                                POSITION(S)            AND              OCCUPATION(S)           COMPLEX        DIRECTORSHIPS
                                 HELD WITH       LENGTH OF TIME         DURING PAST 5         OVERSEEN BY         HELD BY
NAME, ADDRESS AND AGE              TRUST             SERVED*               YEARS**          DIRECTOR/TRUSTEE    DIRECTOR***
----------------------------   -------------   -------------------   --------------------   ----------------   -------------
Patrick J. Simpson             Director        Served for 3 Years    Lawyer, Perkins              27           None
1211 S.W. 5th Avenue                                                 Coie LLP.
Suite 1500
Portland, OR 97204
(58 years old)

Richard L. Woolworth           Director        Served for 12 Years   Chairman/CEO,                27           The Regence
100 S.W. Market St. #1500                                            The Regence Group                         Group,
Portland, OR 97207                                                   (a healthcare                             Regence
(62 years old)                                                       maintenance                               BlueCross
                                                                     organization).                            BlueShield of
                                                                                                               Oregon; NW
                                                                                                               Natural, a
                                                                                                               natural gas
                                                                                                               service
                                                                                                               provider

----------
   * Each trustee serves for an indefinite term in accordance with the current Bylaws of the Trust until the date a trustee resigns, retires or is removed in accordance with the Bylaws of the Trust.

  ** All of the officers of the Funds are employees and officers of the Adviser and/or its affiliates. Only principal occupations are listed.

 *** Each trustee is a director of the 15 Columbia Funds, each an open-end management investment company also advised by the Advisor.

**** Mr. Nelson serves as an independent trustee of the funds in the Liberty
     Funds Complex, which are advised and distributed by affiliates of the Advisor, consisting of 112 funds.

                                 CMG FUND TRUST
                 1300 S.W. SIXTH AVENUE, PORTLAND, OREGON 97201


                                  - TRUSTEES -
                                 JAMES C. GEORGE
                               PATRICK J. SIMPSON
                              RICHARD L. WOOLWORTH
                                CHARLES R. NELSON


                             - INVESTMENT ADVISOR -
                       COLUMBIA MANAGEMENT ADVISORS, INC.
                             1300 S.W. SIXTH AVENUE
                             PORTLAND, OREGON 97201


                                - LEGAL COUNSEL -
                                 STOEL RIVES LLP
                        900 S.W. FIFTH AVENUE, SUITE 2300
                           PORTLAND, OREGON 97204-1268


                               - TRANSFER AGENT -
                          LIBERTY FUNDS SERVICES, INC.
                                  P.O. BOX 8081
                        BOSTON, MASSACHUSETTS 02266-8081


                                               CMC-02/8510-0703 (09/03) C-03/022


This information must be preceded or accompanied by a current prospectus. Please read it carefully before investing. The manager's views contained in this report are subject to change at any time, based on market and other considerations. Portfolio changes should not be considered recommendations for action by individual investors.

Fund distributed by Columbia Financial Center, Inc., 1301 SW Fifth Avenue, Portland, Oregon 97201

[COLUMBIA MANAGEMENT GROUP(SM) LOGO]
A FLEETBOSTON FINANCIAL COMPANY


CMG STRATEGIC EQUITY FUND
A PORTFOLIO OF CMG FUND TRUST


ANNUAL REPORT
JULY 31, 2003


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

ADVISED BY COLUMBIA MANAGEMENT ADVISORS, INC.

                            CMG STRATEGIC EQUITY FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

We are pleased to provide you with an investment review of CMG Strategic Equity Fund. The Board of Trustees for CMG Strategic Equity Fund approved the change of the fund's fiscal year end from October 31 to July 31. As a result, this report covers the nine-month period since the last annual report. The next report you will receive will be a report for the six-month period through January 2004.

For the nine-month period ended July 31, 2003, the fund returned 19.66%. It did better than its benchmark, the S&P 500 Index, which returned 13.34%. The fund's performance was driven largely by our emphasis on stocks that are tied to an economic recovery.

Throughout much of the reporting period, the market was clouded by geopolitical events and the economy's inability to mount a sustained rebound. By spring, a swift end to the major military conflict in Iraq and improved corporate business prospects at home helped create a healthier environment for the stock market. The fund's exposure to four sectors in particular--basic materials, capital goods, business services and technology--had a positive impact on performance. Stocks that did well in these sectors included Polycom, a leading provider of video conferencing services, which benefited from corporate America's emphasis on cost cutting and Sandisk, a semiconductor manufacturer of flash memory technology for cameras and consumer items (0.6% and 0.6% of net assets, respectively). Fund performance was also helped by our investment in CarMax (0.8% of net assets), which posted record sales during the period. Finally, despite weak business prospects for the leisure travel industry, Carnival (0.4% of net assets) delivered strong second quarter earnings as cruise reservations rose after war tensions lessened.

The fund's emphasis on cellular communications companies overseas also helped performance. Compelling valuations and attractive long-term growth potential continue to fuel our optimism for this sector. Standout performers included Millicom and Mobile Telesystems (0.5% and 0.4% of net assets, respectively).

While the fund experienced strong performance overall, several holdings failed to meet our return expectations. In particular, our exposure to regional bell operating companies SBC Communications (0.5% of net assets) and BellSouth (0.2% of net assets) (which was sold subsequently) suffered from an adverse FCC ruling. We also trimmed our exposure to energy.

The fund's positioning reflects our outlook for continued economic strength in the months ahead. We believe that the impact of the Federal Reserve's monetary and fiscal stimulus and improved corporate profitability are likely to take hold during the remainder of 2003. Therefore, we will continue to focus on opportunities in industries poised to benefit from a stronger economy.

The fund's top ten holdings as of July 31, 2003 were:

                                                     (%)
     3M                                              1.6
     American International Group                    0.9
     eBay                                            0.9
     Caterpillar                                     0.9
     Pfizer                                          0.8
     Gillette                                        0.8
     Berkshire Hathaway                              0.8
     CarMax                                          0.8
     Coca-Cola                                       0.8
     Microsoft                                       0.8

We appreciate your continued confidence in the CMG Strategic Equity Fund.

The Columbia Investment Team
July 31, 2003

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE INVESTMENT RESULTS. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale.

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weightings within the portfolio may change as market conditions change.

An investment in CMG Strategic Equity Fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments.

GROWTH OF A $10,000 INVESTMENT, OCTOBER 9, 2001 TO JULY 31, 2003

[CHART]

             CMG STRATEGIC EQUITY FUND   S&P 500 INDEX
                                              $ 10,000
 10/9/2001                    $ 10,000        $ 10,000
10/31/2001                    $ 10,100        $ 10,191
11/30/2001                    $ 11,040        $ 10,973
12/31/2001                    $ 11,386        $ 11,069
 1/31/2002                    $ 11,315        $ 10,908
 2/28/2002                    $ 11,295        $ 10,697
 3/31/2002                    $ 11,956        $ 11,099
 4/30/2002                    $ 11,816        $ 10,427
 5/31/2002                    $ 11,836        $ 10,351
 6/30/2002                    $ 11,286        $  9,614
 7/31/2002                    $ 10,494        $  8,865
 8/31/2002                    $ 10,565        $  8,922
 9/30/2002                    $  9,633        $  7,953
10/31/2002                    $ 10,154        $  8,652
11/30/2002                    $ 11,025        $  9,161
12/31/2002                    $ 10,357        $  8,623
 1/31/2003                    $ 10,105        $  8,398
 2/28/2003                    $  9,954        $  8,272
 3/31/2003                    $  9,924        $  8,353
 4/30/2003                    $ 10,800        $  9,040
 5/31/2003                    $ 11,606        $  9,516
 6/30/2003                    $ 11,757        $  9,637
 7/31/2003                    $ 12,150        $  9,807

AVERAGE ANNUAL TOTAL RETURN (%), PERIOD ENDED JULY 31, 2003

                                             9-MONTH
                               INCEPTION   (CUMULATIVE)    1-YEAR       LIFE
CMG Strategic Equity Fund       10/09/01       19.66        15.78      11.37
S&P 500 Index                                  13.34        10.64      -1.06

AVERAGE ANNUAL TOTAL RETURN (%), PERIOD ENDED JUNE 30, 2003

                                             9-MONTH
                               INCEPTION   (CUMULATIVE)    1-YEAR       LIFE
CMG Strategic Equity Fund       10/09/01       22.05        4.18        9.85
S&P 500 Index                                  21.17        0.25       -2.09

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Unlike the fund, indices are not investments, do not incur fees and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Index performance is from September 30, 2001.

                            CMG STRATEGIC EQUITY FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                                 PERIOD           YEAR             PERIOD
                                                                 ENDED            ENDED             ENDED
                                                                JULY 31,        OCTOBER 31,       OCTOBER 31,
                                                                2003(a)           2002             2001(b)
                                                              -----------      -------------     -------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $     10.14      $       10.10     $       10.00
                                                              -----------      -------------     -------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                             0.10(c)            0.11(c)              -(d)
   Net realized and unrealized gains (loss) on investments
     and foreign currency                                            1.88              (0.05)             0.10
                                                              -----------      -------------     -------------
      Total from investment operations                               1.98               0.06              0.10
                                                              -----------      -------------     -------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                                       (0.06)             (0.02)                -
                                                              -----------      -------------     -------------

NET ASSET VALUE, END OF PERIOD                                $     12.06      $       10.14     $       10.10
                                                              ===========      =============     =============

Total return (e)(f)                                                 19.66%(g)           0.53%             1.00%(g)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                             $   370,620      $     188,179     $      36,942
Ratio of net expenses to average net assets (h)(i)                   0.40%(j)           0.40%             0.40%(j)
Ratio of net investment income to average net assets (h)(i)          1.22%(j)           1.01%             0.04%(j)
Waiver/reimbursement (h)                                             0.05%(j)           0.07%             0.80%(j)
Portfolio turnover rate                                                78%(g)            172%               14%(g)

(a) The Fund has changed its fiscal year end from October 31 to July 31.
(b) The Fund commenced investment operations on October 9, 2001. Per share data, total return and portfolio turnover rate reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming all distributions reinvested.
(f) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The investment advisor has contractually agreed, through October 31, 2004, to reimburse ordinary expenses of the Fund, to the extent that these expenses, together with the advisory fee, exceed 0.40% of the Fund's average daily net assets.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.

                 See Accompanying Notes to Financial Statements.

                            CMG STRATEGIC EQUITY FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2003

                                                                 SHARES         VALUE
                                                               ----------   -------------
Common Stocks (88.4%)
Consumer Discretionary (12.6%)
   Auto Components (0.8%)
      Modine Manufacturing Co.                                     75,350   $   1,600,434
      Nokian Renkaat Oyj                                           30,360       1,534,517
                                                                            -------------
                                                                                3,134,951
                                                                            -------------
   Hotels, Restaurants & Leisure (1.5%)
      Carnival Corp.                                               40,000       1,372,400
      Fairmont Hotel Resorts                                       41,900       1,055,880
      McDonald's Corp                                              65,000       1,495,650
      Starwood Hotels & Resorts Worldwide, Inc., REIT              50,000       1,630,000
                                                                            -------------
                                                                                5,553,930
                                                                            -------------
   Household Durables (1.4%)
      Cavco Industries, Inc. (a)                                   40,000         770,040
      Ekornes ASA                                                 100,000       1,461,848
      Matsushita Electric Industrial Co., Ltd.                     74,100         878,085
      Newell Rubbermaid, Inc.                                      35,100         829,413
      Pioneer Corp.                                                50,000       1,182,500
                                                                            -------------
                                                                                5,121,886
                                                                            -------------
   Internet & Catalog Retail (0.9%)
      eBay, Inc. (a)                                               30,000       3,216,000
                                                                            -------------
   Media (4.6%)
      AOL Time Warner, Inc. (a)                                   150,815       2,327,071
      Belo Corp., Class A                                          40,000         893,200
      Clear Channel Communications, Inc. (a)                       37,500       1,535,625
      Entravision Communications Corp. (a)                        100,000       1,065,000
      General Motors Corp., Class H (a)                           100,000       1,373,000
      Grupo Televisa SA, ADR (a)                                   50,000       1,875,000
      Liberty Media Corp.                                         100,000       1,109,000
      Media General, Inc., Class A                                 30,000       1,730,400
      Metro-Goldwyn-Mayer, Inc. (a)                                50,000         683,500
      Pixar, Inc. (a)                                              25,000       1,695,000
      Pulitzer, Inc.                                               30,000       1,443,000
      Viacom, Inc., Class B (a)                                    20,310         883,891
      Walt Disney Co.                                              30,000         657,600
                                                                            -------------
                                                                               17,271,287
                                                                            -------------
   Multi-Line Retail (1.4%)
      Dillard's, Inc., Class A                                    100,000       1,507,000
      Dollar General Corp.                                         62,500       1,150,000
      Stockmann Oyj ABP, Class B                                   70,000       1,310,663
      Target Corp.                                                 30,000       1,149,600
                                                                            -------------
                                                                                5,117,263
                                                                            -------------
   Specialty Retail (2.0%)
      CarMax, Inc. (a)                                             80,996       2,875,358
      Cole National Corp. (a)                                      50,000         564,000
      Friedman's, Inc., Class A                                    75,000       1,002,750
      Home Depot, Inc.                                             40,610       1,267,032

                 See Accompanying Notes to Financial Statements.

                                                                 SHARES         VALUE
                                                               ----------   -------------
Common Stocks (continued)
   Specialty Retail (continued)
      Linens 'N Things, Inc. (a)                                   40,000   $   1,070,000
      Talbots, Inc.                                                21,200         699,388
                                                                            -------------
                                                                                7,478,528
                                                                            -------------
Consumer Staples (6.2%)
   Beverages (2.1%)
      Coca-Cola Co.                                                62,500       2,810,625
      Coca-Cola Femsa, SA de CV and Companhia
        de Babidas das Americas, ADR                               70,000       1,540,000
      Coca-Cola Hellenic Bottling Co. SA                           85,000       1,514,187
      Companhia de Bebidas das Americas, ADR                       70,000       1,389,500
      Harbin Brewery Group, Ltd. (a)                            1,000,000         352,598
                                                                            -------------
                                                                                7,606,910
                                                                            -------------
   Food & Staples Retailing (1.1%)
      BJ's Wholesale Club, Inc. (a)                                24,800         483,600
      Longs Drug Stores Corp.                                      50,000         976,500
      United Natural Foods, Inc. (a)                               40,000       1,222,800
      Walgreen Co.                                                 50,000       1,496,000
                                                                            -------------
                                                                                4,178,900
                                                                            -------------
   Food Products (1.6%)
      Archer-Daniels-Midland Co.                                   75,000         985,500
      Campbell Soup Co.                                            20,000         483,000
      Hain Celestial Group, Inc. (a)                               50,000         820,000
      Kellog Co.                                                   37,500       1,287,375
      People's Food Holdings, Ltd.                                500,000         295,623
      Tootsie Roll Industries, Inc.                                25,000         760,250
      Tyson Foods, Inc.                                           100,000       1,133,000
                                                                            -------------
                                                                                5,764,748
                                                                            -------------
   Personal Products (1.4%)
      Estee Lauder Companies, Inc., Class A                        40,000       1,493,200
      Gillette Co.                                                 98,050       3,016,018
      Kimberly-Clark Corp.                                         17,500         847,000
                                                                            ------------
                                                                                5,356,218
                                                                            -------------
Energy (6.6%)
   Energy Equipment & Services (3.4%)
      Core Labratories NV (a)                                      55,000         709,500
      FMC Technologies, Inc. (a)                                   50,000       1,123,000
      GlobalSantaFe Corp.                                          45,275       1,007,369
      Grant Prideco, Inc. (a)                                      75,000         806,250
      Halliburton Co.                                             100,000       2,217,000
      Helmerich & Payne, Inc.                                      40,000       1,070,000
      Maverick Tube Corp. (a)                                      50,000         825,000
      Schlumberger Ltd.                                            57,500       2,591,525
      Transocean Inc. (a)                                          70,000       1,369,900
      Universal Compression Holdings, Inc. (a)                     31,000         615,350
      Willbros Group, Inc. (a)                                     30,000         286,500
                                                                            -------------
                                                                               12,621,394
                                                                            -------------

                 See Accompanying Notes to Financial Statements.

                                                                 SHARES         VALUE
                                                               ----------   -------------
Common Stocks (continued)
   Oil & Gas (3.2%)
      Anadarko Petroleum Corp.                                     30,000   $   1,314,000
      BP PLC, ADR                                                  52,500       2,181,375
      China Petroleum & Chemical Corp.                             50,000       1,377,500
      Cimarex Energy Co. (a)                                       50,000       1,005,500
      ConocoPhillips                                               37,500       1,962,750
      Devon Energy Corp.                                           24,060       1,139,722
      Murphy Oil Corp.                                             22,500       1,111,050
      Petroleo Brasileiro SA, ADR                                  50,000       1,014,500
      Stelmar Shipping Ltd. (a)                                    36,500         615,755
                                                                            -------------
                                                                               11,722,152
                                                                            -------------
Financials (13.3%)
   Banks (4.9%)
      Allied Irish Banks, PLC                                      40,000       1,107,200
      Banco Itau SA, ADR                                           20,000         715,600
      Bank One Corp.                                               44,170       1,747,365
      Columbia Banking Systems, Inc.                               50,000         926,000
      Fifth Third Bancorp                                          40,150       2,208,652
      HSBC Holdings PLC, ADR                                       27,500       1,692,625
      KeyCorp                                                      40,000       1,076,400
      MGIC Investment Corp.                                        32,500       1,803,750
      PNC Financial Services Group                                 18,400         900,680
      Radian Group, Inc.                                           50,000       2,340,500
      U.S. Bancorp.                                                62,500       1,532,500
      Wachovia Corp.                                               50,100       2,188,869
                                                                            -------------
                                                                               18,240,141
                                                                            -------------
   Diversified Financials (3.8%)
      American Express Co.                                         37,150       1,640,916
      Bank of New York Co., Inc.                                   50,000       1,506,000
      Charles Schwab Corp.                                        100,000       1,041,000
      Citigroup, Inc.                                              41,210       1,846,208
      Financial Federal Corp.                                      30,000         909,000
      GATX Corp.                                                   62,500       1,370,000
      J.P. Morgan Chase & Co.                                      52,900       1,854,145
      Mellon Financial Corp.                                       30,000         907,500
      Merrill Lynch & Co., Inc.                                    10,000         543,700
      Morgan Stanley                                               30,000       1,423,200
      Nikko Cordial Corp.                                         100,000         432,634
      Nomura Holdings Inc., ADR                                    60,000         817,800
                                                                            -------------
                                                                               14,292,103
                                                                            -------------
   Insurance (4.3%)
      Allstate Corp.                                               40,000       1,521,200
      American International Group, Inc.                           52,724       3,384,881
      Aon Corp.                                                    47,500       1,142,375
      Berkshire Hathaway, Inc., Class B (a)                         1,250       3,003,750
      Chubb Corp.                                                  10,000         648,000
      Cincinnati Financial Corp.                                   40,000       1,572,000
      Hartford Financial Services Group, Inc.                      25,000       1,304,750

                 See Accompanying Notes to Financial Statements.

                                                                 SHARES         VALUE
                                                               ----------   -------------
Common Stocks (continued)
   Insurance (continued)
      Jefferson-Pilot Corp.                                        20,000   $     880,000
      John Hancock Financial Services, Inc.                        31,800       1,038,270
      Lincoln National Corp.                                       20,000         746,800
      St. Paul Companies, Inc.                                     20,000         703,400
                                                                            -------------
                                                                               15,945,426
                                                                            -------------
   Real Estate (0.3%)
      Crescent Real Estate Equities Co., REIT                      26,500         445,730
      Post Properties, Inc., REIT                                  20,000         541,000
                                                                            -------------
                                                                                  986,730
                                                                            -------------
Health Care (13.2%)
   Biotechnology (2.4%)
      Abgenix, Inc. (a)                                           100,000       1,269,000
      Amgen, Inc. (a)                                              40,000       2,783,200
      Biogen, Inc. (a)                                             37,500       1,440,750
      CuraGen Corp. (a)                                            50,000         245,000
      IDEC Pharmaceuticals Corp. (a)                               27,500         930,600
      MedImmune, Inc. (a)                                          40,000       1,567,600
      Millennium Pharmaceuticals, Inc. (a)                         50,000         628,000
                                                                            -------------
                                                                                8,864,150
                                                                            -------------
   Health Care Equipment & Supplies (2.7%)
      Applera Corp. - Applied Biosystems Group                     75,000       1,623,750
      Bausch & Lomb, Inc.                                          20,000         845,400
      Baxter International, Inc.                                   40,000       1,104,400
      Boston Scientific Corp. (a)                                  17,500       1,106,525
      ICU Medical, Inc. (a)                                        25,000         628,000
      Kyphon, Inc. (a)                                             40,000         863,600
      Medtronic, Inc.                                              30,680       1,580,020
      Millipore Corp. (a)                                          50,000       2,224,500
      Wright Medical Group, Inc. (a)                               10,000         256,200
                                                                            -------------
                                                                               10,232,395
                                                                            -------------
   Health Care Providers & Services (2.3%)
      AmerisourceBergen Corp.                                      25,000       1,577,250
      IDX Systems Corp. (a)                                        30,000         579,330
      Laboratory Corp. of America Holdings (a)                     50,000       1,588,500
      McKesson Corp.                                               52,700       1,700,102
      Option Care, Inc. (a)                                        75,000         937,500
      Service Corp. Intl. (a)                                      75,000         302,250
      UnitedHealth Group, Inc.                                     25,000       1,302,250
      US Oncology, Inc. (a)                                        50,000         401,000
                                                                            -------------
                                                                                8,388,182
                                                                            -------------
   Pharmaceuticals (5.8%)
      Abbott Laboratories                                          37,500       1,471,875
      Bristol-Myers Squibb Co.                                     70,037       1,834,969
      Elan Corp. PLC, ADR (a)                                     100,000         485,000
      Eli Lilly & Co.                                              40,000       2,633,600
      Gedeon Richter Rt.                                           25,000       1,934,404

                 See Accompanying Notes to Financial Statements.

                                                                 SHARES         VALUE
                                                               ----------   -------------
Common Stocks (continued)
   Pharmaceuticals (continued)
      Johnson & Johnson                                            20,000   $   1,035,800
      Mylan Laboratories, Inc.                                     57,500       1,941,775
      Novartis AG, ADR                                             50,000       1,929,500
      Pfizer, Inc.                                                 92,760       3,094,474
      Schering-Plough Corp.                                        70,000       1,188,600
      Sepracor, Inc. (a)                                           50,000       1,212,500
      Shire Pharmaceuticals PLC, ADR (a)                           50,000       1,171,500
      Wyeth                                                        32,900       1,499,581
                                                                            -------------
                                                                               21,433,578
                                                                            -------------
Industrials (12.1%)
   Aerospace & Defense (0.5%)
      Lockheed Martin Corp.                                        20,000       1,046,800
      Raytheon Co.                                                 32,500         997,750
                                                                            -------------
                                                                                2,044,550
                                                                            -------------
   Air Freight & Couriers (0.4%)
      FedEx Corp.                                                  22,500       1,448,775
                                                                            -------------
   Commercial Services & Supplies (2.7%)
      Avery Dennison Corp.                                         15,000         809,400
      Cedant Corp. (a)                                            137,500       2,468,125
      Central Parking Corp.                                        40,000         591,200
      Cintas Corp.                                                 30,000       1,235,100
      Copart, Inc. (a)                                             86,400         809,568
      G & K Services, Inc., Class A                                30,000         938,100
      Ionics, Inc. (a)                                             57,500       1,317,325
      Waste Management, Inc.                                       75,000       1,791,750
                                                                            -------------
                                                                                9,960,568
                                                                            -------------
   Construction & Engineering (0.2%)
      Insituform Technologies, Inc., Class A (a)                   40,000         670,800
                                                                            -------------
   Electrical Equipment (0.9%)
      Cooper Industries Ltd., Class A                              40,000       1,773,200
      Emerson Electric Co.                                         30,000       1,611,000
                                                                            -------------
                                                                                3,384,200
                                                                            -------------
   Industrial Conglomerates (3.3%)
      3M Co.                                                       42,500       5,958,500
      General Electric Co.                                         77,500       2,204,100
      Siemens AG, ADR                                              30,000       1,683,300
      Textron, Inc.                                                52,500       2,279,550
                                                                            -------------
                                                                               12,125,450
                                                                            -------------
   Machinery (3.6%)
      Caterpillar, Inc.                                            47,500       3,204,825
      Deere & Co.                                                  10,000         507,800
      Eaton Corp.                                                  32,500       2,735,525
      Flowserve Corp. (a)                                          40,000         770,400
      Joy Global, Inc. (a)                                         50,000         789,500

                 See Accompanying Notes to Financial Statements.

                                                                 SHARES         VALUE
                                                               ----------   -------------
Common Stocks (continued)
   Machinery (continued)
      Kaydon Corp.                                                 40,000   $     945,200
      Navistar International Corp. (a)                             40,000       1,560,800
      Pall Corp.                                                   51,800       1,169,126
      Timken Co.                                                   70,000       1,071,000
      Trinity Industries, Inc.                                     30,000         680,700
                                                                            -------------
                                                                               13,434,876
                                                                            -------------
   Road & Rail (0.2%)
      Kansas City Southern (a)                                     60,000         729,000
                                                                            -------------
   Trading & Distribution (0.3%)
      Fastenal Co.                                                 30,000       1,140,000
                                                                            -------------
Information Technology (14.2%)
   Communications Equipment (2.1%)
      Cisco Systems, Inc. (a)                                     100,180       1,955,514
      Comverse Technology, Inc. (a)                               102,500       1,511,875
      Corvis Corp. (a)                                            125,000         180,000
      Motorola, Inc.                                               51,400         464,656
      Polycom, Inc. (a)                                           137,500       2,296,250
      Telefonaktiebolaget LM Ericsson, ADR                         50,000         713,500
      Tellabs, Inc. (a)                                           100,000         673,000
                                                                            -------------
                                                                                7,794,795
                                                                            -------------
   Computers & Peripherals (1.9%)
      EMC Corp. (a)                                               112,950       1,201,788
      International Business Machines Corp.                        25,000       2,031,250
      Sandisk Corp. (a)                                            40,000       2,267,600
      Sun Microsystems, Inc. (a)                                  150,000         561,000
      Synaptics, Inc. (a)                                          80,000       1,067,200
                                                                            -------------
                                                                                7,128,838
                                                                            -------------
   Electronic Equipment & Instruments (1.7%)
      Celestica, Inc. (a)                                         100,000       1,533,000
      Flextronics International Ltd. (a)                          100,000       1,100,000
      Methode Electronics, Inc., Class A                           87,500       1,033,375
      Murata Manufacturing Co., Ltd.                               20,000         921,736
      Solectron Corp. (a)                                         125,000         638,750
      Symbol Technologies, Inc.                                    75,000         960,750
                                                                            -------------
                                                                                6,187,611
                                                                            -------------
   IT Services (0.7%)
      Automatic Data Processing, Inc.                              37,500       1,390,500
      Concord EFS, Inc. (a)                                        50,000         680,500
      Convergys Corp. (a)                                          42,350         714,444
                                                                            -------------
                                                                                2,785,444
                                                                            -------------
   Internet Software & Services (0.8%)
      Corillian Corp. (a)                                         100,000         300,000
      Ebookers, PLC, ADR (a)                                       20,000         362,200

                 See Accompanying Notes to Financial Statements.

                                                                 SHARES         VALUE
                                                               ----------   -------------
Common Stocks (continued)
   Internet Software & Services (continued)
      Yahoo, Inc. (a)                                              72,500   $   2,256,925
                                                                            -------------
                                                                                2,919,125
                                                                            -------------
   Office Electronics (0.5%)
      Canon, Inc., ADR                                             40,000       1,960,400
                                                                            -------------
   Semiconductor Equipment & Products (3.6%)
      Advantest Corp. ADR                                          60,000         828,000
      Altera Corp. (a)                                             30,000         577,200
      Analog Devices, Inc. (a)                                     40,000       1,518,000
      Atmel Corp. (a)                                             125,000         401,250
      FEI Co. (a)                                                  60,000       1,332,000
      Intel Corp.                                                  53,050       1,323,598
      Micron Technology, Inc. (a)                                  65,575         960,018
      Mykrolis Corp. (a)                                           42,500         525,725
      Samsung Electronics Co., Ltd., GDR (b)                        7,500       1,321,875
      Taiwan Semiconductor Manufacturing Co., Ltd., ADR (a)       143,100       1,431,000
      Teradyne, Inc. (a)                                           75,000       1,233,750
      Texas Instruments, Inc.                                      94,650       1,786,046
                                                                            -------------
                                                                               13,238,462
                                                                            -------------
   Software (2.9%)
      Autodesk, Inc.                                               77,500       1,159,400
      BEA Systems, Inc. (a)                                       100,000       1,320,000
      Microsoft Corp. (a)                                         106,220       2,804,208
      Network Associates, Inc. (a)                                 40,000         452,000
      Oracle Corp. (a)                                            110,000       1,320,000
      SAP AG, ADR                                                  55,650       1,633,328
      Siebel Systems, Inc. (a)                                    100,000         938,000
      Verity, Inc. (a)                                             75,000         998,250
                                                                            -------------
                                                                               10,625,186
                                                                            -------------
Materials (6.1%)
   Chemicals (2.8%)
      Dow Chemical Co.                                             50,000       1,765,000
      Eastman Chemical Co.                                         50,000       1,815,000
      H.B. Fuller Co.                                              48,500       1,176,610
      Olin Corp.                                                   40,000         747,200
      Potash Corp. of Saskatchewan, Inc.                           35,000       2,276,400
      Rohm & Haas Co.                                              40,000       1,414,800
      Schulman (A.), Inc.                                          75,000       1,221,000
                                                                            -------------
                                                                               10,416,010
                                                                            -------------
   Containers & Packaging (0.6%)
      Smurfit-Stone Container Corp. (a)                            50,000         748,500
      Temple-Inland, Inc.                                          30,000       1,391,700
                                                                            -------------
                                                                                2,140,200
                                                                            -------------
   Metals & Mining (1.1%)
      Allegheny Technologies, Inc.                                100,000         755,000
      Barrick Gold Corp.                                           67,500       1,155,600

                 See Accompanying Notes to Financial Statements.

                                                                 SHARES         VALUE
                                                               ----------   -------------
Common Stocks (continued)
   Metals & Mining (continued)
      CONSOL Energy, Inc.                                          50,000   $     932,500
      Inco Ltd. (a)                                                57,500       1,340,325
                                                                            -------------
                                                                                4,183,425
                                                                            -------------
   Paper & Forest Products (1.6%)
      Georgia-Pacific Corp.                                        90,000       1,966,500
      International Paper Co.                                      30,000       1,173,600
      MeadWestvaco Corp.                                           40,000         968,400
      Votorantim Celulose e Papel SA, ADR (a)                      72,800       1,684,592
                                                                            -------------
                                                                                5,793,092
                                                                            -------------
Telecommunication Services (2.9%)
   Diversified Telecommunication Services (1.5%)
      AT&T Corp. (a)                                               60,660       1,289,632
      BellSouth Corp.                                              30,000         764,100
      PT Telekomunikasi Indonesia, ADR                            100,000       1,039,000
      SBC Communications, Inc.                                     79,500       1,857,120
      Telefonos De Mexico SA de CV, ADR                            15,000         462,900
                                                                            -------------
                                                                                5,412,752
                                                                            -------------
   Wireless Telecommunication Services (1.4%)
      AT&T Wireless Services, Inc. (a)                            100,000         853,000
      Millicom International Cellular SA (a)                       52,500       1,754,550
      Mobile Telesystems, ADR (a)                                  30,000       1,657,500
      Vodaphone Group PLC                                          50,000         949,000
                                                                            -------------
                                                                                5,214,050
                                                                            -------------
Utilities (1.2%)
   Electric Utilities (0.4%)
      DPL, Inc.                                                    35,400         515,070
      TECO Energy, Inc.                                            75,000         930,000
                                                                            -------------
                                                                                1,445,070
                                                                            -------------
   Multi-Utilities & Unregulated Power (0.8%)
      Duke Energy Corp.                                            50,000         877,500
      EL Paso Corp.                                                75,000         528,000
      Westar Energy, Inc.                                          57,000         958,170
      Williams Companies., Inc.                                   100,000         635,000
                                                                            -------------
                                                                                2,998,670
                                                                            -------------
      Total Common Stocks
         (Cost of $276,724,271)                                               327,708,221
                                                                            -------------

                 See Accompanying Notes to Financial Statements.

                                                                                 SHARES           VALUE
                                                                            ---------------  ---------------
Preferred Stock (0.3%)
Consumer Discretionary (0.3%)
   Media (0.3%)
      News Corp., Ltd., ADR
         (Cost of $1,127,258)                                                        50,000  $     1,282,000
                                                                                             ---------------
Investment Management Company (0.3%)
      iShare MSCI Japan Index Fund (a)
         (Cost of $911,500)                                                         125,000          950,000
                                                                                             ---------------

                                                                                  PAR
                                                                            ---------------
Short-Term Obligation (11.2%)
      Repurchase agreement with State Street Bank &
         Trust, dated 7/31/03, due 8/01/03 at 0.950%
         collateralized by U.S. Treasury Bonds and/or Notes
         with various maturities to 5/15/04, market value of $42,458,401
         (repurchase proceeds $41,623,098)
         (Cost of $41,622,000)                                              $    41,622,000       41,622,000
                                                                                             ---------------

      Total Investments (100.2%)
         (Cost of $320,385,029) (c)                                                              371,562,221

      Other Assets & Liabilities, Net (-0.2%)                                                       (942,160)
                                                                                             ---------------

      Net Assets (100.0%)                                                                    $   370,620,061
                                                                                             ===============

   Notes to Schedule of Investments:
   (a)  Non-income producing.
   (b) This security is exempt from registration under Rule 144A of the Securities Act of 1993 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2003, the value of this security amounted to $1,321,875 or 0.4% of net assets.
   (c)  Cost for federal income tax purposes is $323,465,262.

       ACRONYM                        NAME
   ---------------        ----------------------------
         ADR              American Depositary Receipt
         GDR               Global Depositary Receipt
         REIT             Real Estate Investment Trust

                 See Accompanying Notes to Financial Statements.

                            CMG STRATEGIC EQUITY FUND
                          A Portfolio of CMG Fund Trust
                       STATEMENT OF ASSETS AND LIABILITIES

July 31, 2003

ASSETS:
  Investments, at identified cost                                                  $   320,385,029
                                                                                   ---------------
  Investments, at value                                                            $   329,940,221
  Repurchase agreement                                                                  41,622,000
  Cash                                                                                         311
  Receivable for:
     Investments sold                                                                    3,942,413
     Capital stock sold                                                                     61,833
     Dividends                                                                             328,800
     Interest                                                                                1,098
  Expense reimbursement due from investment advisor                                         25,097
                                                                                   ---------------
  Total assets                                                                         375,921,773
                                                                                   ---------------

LIABILITIES:
  Payable for:
     Investments purchased                                                               5,125,477
     Capital stock redeemed                                                                  6,641
     Investment management fee                                                             127,551
     Audit fee                                                                              24,030
     Custodian fee                                                                             644
     Transfer agent fee                                                                      3,868
     Trustees' fee                                                                             192
  Other liabilities                                                                         13,309
                                                                                   ---------------
  Total liabilities                                                                      5,301,712
                                                                                   ---------------
NET ASSETS                                                                         $   370,620,061
                                                                                   ===============

NET ASSETS consist of:
  Paid-in capital                                                                  $   325,018,841
  Undistributed net investment income                                                    2,200,131
  Accumulated net realized loss                                                         (7,776,103)
  Net unrealized appreciation on investments                                            51,177,192
                                                                                   ---------------
NET ASSETS                                                                         $   370,620,061
                                                                                   ===============
Shares of capital stock outstanding                                                     30,736,830
                                                                                   ===============
Net asset value, offering and redemption price per share                           $         12.06
                                                                                   ===============

                 See Accompanying Notes to Financial Statements.

                            STATEMENTS OF OPERATIONS

                                                                                     PERIOD ENDED         YEAR ENDED
                                                                                   JULY 31, 2003(a)    OCTOBER 31, 2002
                                                                                   ----------------    ----------------
NET INVESTMENT INCOME:
   Income:
      Dividends                                                                    $      3,356,078    $      1,226,125
      Interest                                                                              277,162             278,939
      Foreign withholding tax                                                              (103,594)             (5,827)
                                                                                   ----------------    ----------------
         Total income                                                                     3,529,646           1,499,237
                                                                                   ----------------    ----------------

   Expenses:
      Investment management fee                                                             871,581             428,315
      Transfer agent fee                                                                     13,691              18,000
      Trustees' fee                                                                           1,750               3,337
      Custody fee                                                                            27,841              26,399
      Audit fee                                                                              22,918              17,889
      Registration fee                                                                        6,335               1,070
      Miscellaneous fee                                                                       4,722                 781
      Other expense                                                                          36,677               2,882
                                                                                   ----------------    ----------------
         Total expense                                                                      985,515             498,673
      Expense reimbursements by investment advisor                                         (112,202)            (70,358)
      Custody earnings credit                                                                (1,495)                  -
                                                                                   ----------------    ----------------
         Net expenses                                                                       871,818             428,315
                                                                                   ----------------    ----------------
   Net investment income                                                                  2,657,828           1,070,922
                                                                                   ----------------    ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
      Investment                                                                          1,502,561          (9,098,861)
      Foreign currency transactions                                                           1,874                (145)
                                                                                   ----------------    ----------------
         Net realized gain (loss)                                                         1,504,435          (9,099,006)
                                                                                   ----------------    ----------------
   Net change in unrealized appreciation/depreciation on investments                     54,067,910          (3,343,013)
                                                                                   ----------------    ----------------
   Net gain (loss)                                                                       55,572,345         (12,442,019)
                                                                                   ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                              $     58,230,173    $    (11,371,097)
                                                                                   ----------------    ----------------

(a) The Fund has changed its fiscal year end from October 31 to July 31.

                 See Accompanying Notes to Financial Statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                              PERIOD ENDED            YEAR ENDED           PERIOD ENDED
                                                            JULY 31, 2003(a)       OCTOBER 31, 2002     OCTOBER 31, 2001(b)
                                                          -------------------    -------------------    -------------------
Operations:
   Net investment income                                  $         2,657,828    $         1,070,922    $            13,033
   Net realized gain (loss) on investments and
     foreign currency transactions                                  1,504,435             (9,099,006)              (196,676)
   Net change in unrealized appreciation/depreciation
     on investments and foreign currency translations              54,067,910             (3,343,013)               452,295
                                                          -------------------    -------------------    -------------------
   Net increase (decrease) from operations                         58,230,173            (11,371,097)               268,652

Distributions declared to shareholders:
   From net investment income                                      (1,463,038)               (63,470)                     -
                                                          -------------------    -------------------    -------------------
Net capital share transactions                                    125,673,780            162,672,129             36,672,932
                                                          -------------------    -------------------    -------------------
Net increase in net assets                                        182,440,915            151,237,562             36,941,584

NET ASSETS:
Beginning of period                                               188,179,146             36,941,584                      -
                                                          -------------------    -------------------    -------------------
End of period                                             $       370,620,061    $       188,179,146    $        36,941,584
                                                          ===================    ===================    ===================
Undistributed net investment income                       $         2,200,131    $         1,009,924    $            13,033
                                                          ===================    ===================    ===================

(a) The Fund has changed its fiscal year end from October 31 to July 31.
(b) The Fund commenced investment operations on October 9, 2001.

                 See Accompanying Notes to Financial Statements.

                            CMG STRATEGIC EQUITY FUND
                          A Portfolio of CMG Fund Trust
                          NOTES TO FINANCIAL STATEMENTS

July 31, 2003


1.   SIGNIFICANT ACCOUNTING POLICIES:

CMG Strategic Equity Fund (formerly CMC Strategic Equity Fund) (the "Fund") is a portfolio of CMG Fund Trust (formerly CMC Fund Trust) (the "Trust"), an open-end diversified investment company registered under the Investment Company Act of 1940, as amended.

The Trust has established eleven other operational portfolios, CMG Small Cap Fund (formerly CMC Small Cap Fund), CMG Small/Mid Cap Fund (formerly CMC Small/Mid Cap Value Fund), CMG International Stock Fund (formerly CMC International Stock Fund), CMG Enhanced S&P 500 Index Fund, CMG Mid Cap Growth Fund, CMG Mid Cap Value Fund, CMG Small Cap Growth Fund, CMG Small Cap Value Fund, CMG Fixed Income Securities Fund (formerly CMC Fixed Income Securities
Fund), CMG High Yield Fund (formerly CMC High Yield Fund) and CMG Short Term Bond Fund (formerly CMC Short Term Bond Fund), which are not included in these financial statements. Each portfolio issues a separate series of the Trust's shares and maintains a separate investment portfolio.

Effective January 29, 2003, the Board of Trustees approved a change in the fiscal year end of the Fund from October 31 to July 31. The Fund's 2003 fiscal year ended on July 31, 2003.

Following is a summary of significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Fund in the preparation of its financial statements.

INVESTMENT VALUATION. Equity securities are valued based on the last sale prices reported by the principal securities exchanges on which the investments are traded or, in the absence of recorded sales, at the closing bid prices on such exchanges or over-the-counter markets. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. Short-term fixed income obligations with less than 60 days to maturity when purchased are valued at amortized cost, which approximates market value. Investments for which market quotations are not readily available will be valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Foreign currency exchange rates and value of foreign securities are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the New York Stock Exchange, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities and such exchange rates occur during such period, then these securities and exchange rates will be valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing repurchase agreements. The Fund's investment advisor determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

INVESTMENT TRANSACTIONS. Investment transactions are accounted for as of the date the investments are purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Securities purchased on a when-issued or forward-delivery basis may settle a month or more after trade date; interest income is not accrued until settlement date. It is the Fund's policy to segregate liquid assets with a current value at least equal to the amount of its when-issued purchase commitments until settlement date.

INVESTMENT INCOME AND EXPENSES. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis and each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses incurred on behalf of the Trust and its underlying portfolios.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities of the Fund are translated into U.S. dollars at the daily rates of exchange on the valuation date. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices on investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

USE OF ESTIMATES. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income are declared and paid annually. Distributions from any net realized gains are generally declared and paid annually. Additional distributions of net investment income and capital gains for the Fund may be made at the discretion of the Board of Trustees in accordance with the requirements of the Internal Revenue Code. Distributions to shareholders are recorded on the ex-date.

FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing substantially all taxable net investment income and net realized gains to its shareholders in a manner that results in no tax to the Fund. Therefore, no federal income or excise tax provision is required.

OTHER. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

2.   FEDERAL INCOME TAX:

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses from wash sales, real estate investment trust adjustments and capital loss carryforwards. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the period ended July 31, 2003 permanent items identified and reclassified among the components of net assets are as follows:

                   UNDISTRIBUTED    ACCUMULATED
                  NET INVESTMENT    NET REALIZED    PAID-IN
                     INCOME            LOSS         CAPITAL
                  --------------    ------------    -------
                    $ (4,583)         $ 4,583         $ -

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions paid during the period ended July 31, 2003 and the fiscal years ended October 31, 2002 and October 31, 2001 was as follows:

                       PERIOD            OCTOBER 31,
                       ENDED        --------------------
                   JULY 31, 2003      2002        2001
                   -------------    --------    --------
Ordinary Income     $ 1,463,038     $ 63,470      $  -

As of July 31, 2003, the components of distributable earnings on a tax basis were as follows:

                   UNDISTRIBUTED    UNDISTRIBUTED
                     ORDINARY         LONG-TERM       UNREALIZED
                      INCOME        CAPITAL GAINS    APPRECIATION*
                   -------------    -------------    -------------
                    $ 2,183,469          $ -         $ 48,096,959

*The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and real estate investment trust adjustments.

The following capital loss carryforwards, determined as of July 31, 2003, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                    CAPITAL LOSS
                                    CARRYFORWARDS
                                    -------------
YEAR OF EXPIRATION
2010                                 $ 4,679,207

Utilization of the capital loss carryforwards above could be significantly limited under rules imposed by the Internal Revenue Code.

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

3.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES:

On April 1, 2003, Colonial Management Associates, Inc. ("Colonial"), the administrator to the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation ("Fleet"). At the time of the merger, Columbia assumed the obligations of Colonial with respect to the Fund. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

Columbia is the investment advisor of the Fund. Investment management fees are paid monthly to Columbia. The fees are based on an annual rate of 0.40% of the Fund's average daily net assets.

Columbia has contractually agreed, through October 31, 2004, to reimburse ordinary expenses (expenses incurred throughout the ordinary course of business) of the Fund, to the extent that these expenses together with the advisory fee, exceed 0.40% of the Fund's average daily net assets.

Trustees' fees and expenses are paid directly by the Fund to trustees having no affiliation with the Fund other than in their capacity as trustees. Other officers and trustees received no compensation from the Fund.

The transfer agent for the Fund is Liberty Funds Services, Inc. ("LFSI"), an indirect, wholly-owned subsidiary of Fleet. LFSI is compensated based on a per account fee or minimum of $1,500 per month.

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a Pricing, Bookkeeping and Fund Administration Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of these functions to State Street Bank and Trust Company ("State Street"). Columbia pays fees to State Street under the Outsourcing Agreement. The Fund is not charged a fee for these services.

OTHER. The Fund has an agreement with its custodian bank under which $1,495 of custody fees were reduced by balance credits for the period ended July 31, 2003. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

4.   INVESTMENT TRANSACTIONS:

As of July 31, 2003, for federal income tax purposes, net unrealized appreciation (depreciation) on investments were as follows:

Gross Unrealized Appreciation       $ 53,430,538
Gross Unrealized Depreciation         (5,333,579)
                                    ------------
   Net Unrealized Appreciation      $ 48,096,959
                                    ============

For the period ended July 31, 2003, purchases and sales of long-term securities, excluding U.S. government securities, were $317,759,798 and $201,190,186, respectively.

5.   CAPITAL STOCK ACTIVITY:

At July 31, 2003, the Fund had 100 million shares of no par value capital stock authorized. Transactions of capital shares were as follows:

                                                             PERIOD ENDED             YEAR ENDED           PERIOD ENDED
                                                           JULY 31, 2003(a)        OCTOBER 31, 2002     OCTOBER 31, 2002(b)
                                                          -------------------    -------------------    -------------------
SHARES:
  Shares sold                                                      13,628,484             15,932,938              3,658,811
  Shares issued for reinvestment of dividends and
   distributions                                                      140,587                  5,562                      -
  Less shares redeemed                                             (1,583,795)            (1,045,757)                     -
                                                          -------------------    -------------------    -------------------
  Net increase                                                     12,185,276             14,892,743              3,658,811
                                                          ===================    ===================    ===================

AMOUNTS:
  Sales                                                   $       141,164,376    $       174,100,499    $        36,672,932(c)
  Reinvestment of dividends and distributions                       1,438,209                 63,245                      -
  Less redemptions                                                (16,928,805)           (11,491,615)                     -
                                                          -------------------    -------------------    -------------------
  Net increase                                            $       125,673,780    $       162,672,129    $        36,672,932
                                                          ===================    ===================    ===================

(a) The Fund has changed its fiscal year end from October 31 to July 31.
(b) The Fund commenced operation on October 9, 2001.
(c) Includes $20,915,802 of securities in an in-kind transfer.

6.   LINE OF CREDIT:

The Fund is party to a $100,000,000 uncommitted line of credit that covers all the funds of the Trust together with the Columbia Funds, an affiliated group of funds managed by the investment advisor. The uncommitted line of credit expires on July 2, 2004. The Fund did not utilize the line of credit during the period ended July 31, 2003.

7.   BENEFICIAL INTEREST:

At July 31, 2003, 31.58% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 5% of the Fund's shares outstanding. Investment activity of these shareholders may have a material effect on the Fund.

8.   SUBSEQUENT EVENT:

The Board of Trustees of the Trust approved a proposal to elect nine new trustees as well as three of the incumbent trustees to the Board. If shareholders of the Trust approve the proposal, the Board of Trustees will consist of 12 trustees which will be responsible for board oversight of the Trust in addition to the 15 Columbia Funds and 85 Liberty Funds, each a separate fund managed by Columbia.

Shareholders of the Trust are scheduled to vote on the proposal at a special meeting of shareholders to be held on October 7, 2003. If approved at the special meeting, the new Board of Trustees will be effective immediately.

                         Report of Independent Auditors

TO THE TRUSTEES OF CMG FUND TRUST AND SHAREHOLDERS OF CMG STRATEGIC EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMG Strategic Equity Fund (formerly CMC Strategic Equity Fund) (the "Fund"), one of the portfolios of CMG Fund Trust (formerly CMC Fund Trust), at July 31, 2003, and the results of its operations, changes in its net assets and financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts

September 26, 2003

                              Unaudited Information

FEDERAL INCOME TAX INFORMATION

97.61% of the ordinary income distributed by the Fund, in the period ended July 31, 2003, qualifies for the corporate dividends received deduction.

For non-corporate Shareholders 0.00% of income distributed by the Fund for the period ended July 31, 2003 represent qualified dividend income subject to the 15% income tax rate category.

                              Officers and Trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of CMG Fund Trust, the term of office and length of time served, their principal occupations during at least the past five years, the number of portfolios in fund complex overseen by Trustee, and other directorships they hold are shown below. Each officer listed below serves as an officer of each CMG Fund Trust. The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 800-345-6611.

                           POSITION(S)
                            HELD WITH        LENGTH OF TIME
NAME AND AGE                  TRUST              SERVED            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------   --------------   ------------------   --------------------------------------------------
Vicki L. Benjamin         Vice President   Since July 2003      Controller of the Liberty Funds and of the Liberty
One Financial Center      and Principal                         All-Star Funds since May 2002; Chief Accounting
Boston, MA 02111          Accounting                            Officer of the Liberty Funds and Liberty All-Star
(42 years old)            Officer                               Funds since June 2001; Controller and Chief
                                                                Accounting Officer of the Galaxy Funds since
                                                                September 2002 (formerly Vice President, Corporate
                                                                Audit, State Street Bank and Trust Company from
                                                                May 1998 to April 2001; Audit Manager from July
                                                                1994 to June 1997; Senior Audit Manager from July
                                                                1997 to May 1998, Coopers & Lybrand, LLP).

J. Kevin Connaughton      Chief            Since                Treasurer of Liberty Funds, Liberty All-Star
245 Summer Street         Financial        December 2002        Funds, Stein Roe Funds and Galaxy Funds; Senior
Boston, MA 02110          Officer                               Vice President of Liberty Funds Group LLC. Prior
(39 years old)                                                  to his current positions, Mr. Connaughton was
                                                                Controller of Liberty Funds, Liberty All-Star
                                                                Funds and Stein Roe Funds; Vice President of
                                                                Liberty Funds Group LLC and Colonial Management
                                                                Associates, Inc.; Senior Tax Manager, Coopers &
                                                                Lybrand LLP.

Jeff B. Curtis            President and    3 Years              Managing Director, Executive Vice President and
1300 S.W. Sixth Avenue    Assistant                             Chief Operating Officer-West Coast of the Adviser.
Portland, OR 97201        Secretary                             Prior to his current positions with the Adviser,
(49 years old)                                                  Mr. Curtis was President, Senior Vice President
                                                                and General Counsel of the Adviser. Mr. Curtis is
                                                                also currently the President of Columbia Trust
                                                                Company and Columbia Financial Center
                                                                Incorporated, affiliates of the Adviser.

Richard J. Johnson        Chief            Since January 2003   Head of Equities/Portland and Senior Vice
1300 S.W. Sixth Avenue    Investment                            President of the Adviser; Chief Investment Officer
Portland, OR 97201        Officer and                           and Senior Vice President of Columbia Trust
(45 years old)            Senior Vice                           Company. Prior to his current positions with the
                          President                             Adviser, Mr. Johnson was Chief Investment Officer
                                                                and Vice President of the Adviser.

                           POSITION(S)
                            HELD WITH        LENGTH OF TIME
NAME AND AGE                  TRUST              SERVED            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------   --------------   ------------------   --------------------------------------------------
Joseph R. Palombo         Vice President   Since January 2003   Executive Vice President and Chief Operating
One Financial Center                                            Officer of Columbia Management Group, Inc. (the
Boston, MA 02111                                                parent of the Adviser) since December 2001;
(50 years old)                                                  Director, Executive Vice President and Chief
                                                                Operating Officer of the Adviser since April 2003;
                                                                (formerly Chief Operations Officer of Mutual
                                                                Funds, Liberty Financial Companies, Inc. from
                                                                August 2000 to November, 2001; Executive Vice
                                                                President of Stein Roe & Farnham Incorporated
                                                                (Stein Roe) from April 1999 to April 2003;
                                                                Director of Colonial Management Associates, Inc.
                                                                from April 1999 to April 2003; Director of Stein
                                                                Roe from September 2000 to April 2003); President
                                                                of Liberty Funds since February 2003; Manager of
                                                                Stein Roe Floating Rate Limited Liability Company
                                                                since October 2000 (formerly Vice President of
                                                                Liberty Funds from April, 1999 to August 2000;
                                                                Chief Operating Officer and Chief Compliance
                                                                Officer, Putnam Mutual Funds from December 1993 to
                                                                March 1999).

Mark A. Wentzien          Secretary        3 Years              Vice President of the Advisor. Prior to his
1300 S.W. Sixth Avenue                                          current positions, Mr. Wentzien was Associate
Portland, OR 97201                                              Counsel of the Advisor.
(43 years old)

                             Disinterested Trustees

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                                             TERM OF OFFICE          PRINCIPAL               FUND             OTHER
                            POSITION(S)           AND              OCCUPATION(S)            COMPLEX        DIRECTORSHIPS
                             HELD WITH       LENGTH OF TIME        DURING PAST 5          OVERSEEN BY         HELD BY
NAME, ADDRESS AND AGE          TRUST             SERVED*              YEARS**          DIRECTOR/TRUSTEE     DIRECTOR***
-----------------------   --------------   ------------------   --------------------   ----------------    -------------
James C. George           Director         Served for 9 Years   Investment                    27           None
1001 S.W. 5th Avenue                                            Consultant
Suite 1100
Portland, OR 97204
(71 years old)

Charles R. Nelson         Director         Served for 1 Year    Professor of                 112****       None
Department of                                                   Economics,
Economics                                                       University of
University of                                                   Washington, since
Washington                                                      January 1976; Ford
Seattle, WA 98195                                               and Louisa Van
(61 years old)                                                  Voorhis Professor of
                                                                Political Economy,
                                                                University of
                                                                Washington, since
                                                                September 1993;
                                                                Director, Institute
                                                                for Economic
                                                                Research, University
                                                                of Washington, since
                                                                September 2001;
                                                                Adjunct Professor of
                                                                Statistics,
                                                                University of
                                                                Washington since
                                                                September 1980;
                                                                Associate Editor,
                                                                Journal of Money
                                                                Credit and Banking,
                                                                since September
                                                                1993; consultant on
                                                                econometric and
                                                                statistical matters.

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                               TERM OF OFFICE           PRINCIPAL               FUND            OTHER
                              POSITION(S)           AND               OCCUPATION(S)            COMPLEX       DIRECTORSHIPS
                               HELD WITH       LENGTH OF TIME         DURING PAST 5          OVERSEEN BY        HELD BY
NAME, ADDRESS AND AGE            TRUST             SERVED*               YEARS**          DIRECTOR/TRUSTEE    DIRECTOR***
-----------------------     --------------   -------------------   --------------------   ----------------   -------------
Patrick J. Simpson          Director         Served for 3 Years    Lawyer, Perkins              27           None
1211 S.W. 5th Avenue                                               Coie LLP.
Suite 1500
Portland, OR 97204
(58 years old)

Richard L. Woolworth        Director         Served for 12 Years   Chairman/CEO,                27           The Regence
100 S.W. Market St. #1500                                          The Regence Group                         Group,
Portland, OR 97207                                                 (a healthcare                             Regence
(62 years old)                                                     maintenance                               BlueCross
                                                                   organization).                            BlueShield of
                                                                                                             Oregon; NW
                                                                                                             Natural, a
                                                                                                             natural gas
                                                                                                             service
                                                                                                             provider

----------
   * Each trustee serves for an indefinite term in accordance with the current Bylaws of the Trust until the date a trustee resigns, retires or is removed in accordance with the Bylaws of the Trust.

  ** All of the officers of the Funds are employees and officers of the Adviser and/or its affiliates. Only principal occupations are listed.

 *** Each trustee is a director of the 15 Columbia Funds, each an open-end management investment company also advised by the Advisor.

**** Mr. Nelson serves as an independent trustee of the funds in the Liberty
     Funds Complex, which are advised and distributed by affiliates of the Advisor, consisting of 112 funds.

                                 CMG FUND TRUST
                 1300 S.W. SIXTH AVENUE, PORTLAND, OREGON 97201


                                  - TRUSTEES -
                                 JAMES C. GEORGE
                               PATRICK J. SIMPSON
                              RICHARD L. WOOLWORTH
                                CHARLES R. NELSON


                             - INVESTMENT ADVISOR -
                       COLUMBIA MANAGEMENT ADVISORS, INC.
                             1300 S.W. SIXTH AVENUE
                             PORTLAND, OREGON 97201


                                - LEGAL COUNSEL -
                                 STOEL RIVES LLP
                        900 S.W. FIFTH AVENUE, SUITE 2300
                           PORTLAND, OREGON 97204-1268


                               - TRANSFER AGENT -
                          LIBERTY FUNDS SERVICES, INC.
                                  P.O. BOX 8081
                        BOSTON, MASSACHUSETTS 02266-8081


                                               941-02/8450-0703 (09/03) C-03/021


This information must be preceded or accompanied by a current prospectus. Please read it carefully before investing. The manager's views contained in this report are subject to change at any time, based on market and other considerations. Portfolio changes should not be considered recommendations for action by individual investors.

Fund distributed by Columbia Financial Center, Inc., 1301 SW Fifth Avenue, Portland, Oregon 97201

[COLUMBIA MANAGEMENT GROUP(SM) LOGO]
A FLEETBOSTON FINANCIAL COMPANY


CMG FIXED INCOME SECURITIES FUND
A PORTFOLIO OF CMG FUND TRUST


ANNUAL REPORT
JULY 31, 2003


NOT FDIC INSURED

MAY LOSE VALUE
NO BANK GUARANTEE

ADVISED BY COLUMBIA MANAGEMENT ADVISORS, INC.

                        CMG FIXED INCOME SECURITIES FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

We are pleased to provide you with an investment review of CMG Fixed Income Securities Fund. The Board of Trustees for CMG Fixed Income Securities Fund approved the change of the fund's fiscal year end from October to July. As a result, this report covers the nine-month period since the last annual report. The next report you will receive will be a report for the six-month period through January 2004.

For the nine-month period ended July 31, 2003, the fund returned 1.76%. The fund underperformed the Lehman Brothers Aggregate Bond Index, which returned 2.48%, and the Lipper A Rated Bond Funds Index, which returned 3.62% over the same period. During the reporting period non-investment-grade high-yield bonds and non-dollar denominated securities were the top performers. Because the fund is only invested in investment-grade US Dollar denominated securities, it underperformed funds that are allowed to hold low quality and non-US bonds.

Although many analysts had predicted a return to normal economic growth in 2003, gross domestic product (GDP) rose by just 1.4% in the first quarter. The Federal Reserve indicated that it would continue to provide monetary stimulus as long as the economy remained sluggish. In late June they lowered the fed funds rate by one quarter of a percentage point, to just 1.00%.

In July, however, interest rates moved sharply higher, with the yield on the 5-year Treasury rising by more than a full percentage point, to 3.22%. Investors appeared to have concluded that the Fed's interest rate cuts had run their course, a view that was substantiated when second-quarter economic growth came in at 2.4%. While it is yet to be determined if we are in a true economic recovery, market conditions appear to be improving.

The portfolio remains modestly overweight in corporate bonds. Although the yield spread has come down substantially, we believe that corporate bonds can continue to outperform in an environment where Treasury yields are low. Among other bond sectors, we are underweight in straight mortgage pass-throughs, which have underperformed because of high levels of mortgage prepayments. Overall, our combined position in mortgage-backed and asset-backed securities has been reduced from 50% of the portfolio to 46%. We maintained a duration that is somewhat shorter than the index, which helped the fund during July when interest rates rose sharply.

Although an economic recovery has been long in coming, we are hopeful that the latest round of interest rate cuts, combined with the stimulus provided by May's dividend tax cut, will push business spending and capital investment higher. Many economic analysts anticipate a return to a more normal GDP growth rate of between 3% and 4% for the second half of this year. We believe that the fund's relatively conservative positioning will allow it to post competitive returns in various interest rate environments.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2003 (%):

     Federal National Mortgage Association, 4.500% TBA                       12.7
     Federal National Mortgage Association, 5.000% TBA                        4.2
     US Treasury Bond, 6.250% 8/15/2023                                       4.1
     Federal Home Loan Mortgage Corp., 6.000% 2033 (various pools)            3.4
     US Treasury Note, 3.500% 11/15/2006                                      3.1
     US Treasury Inflation Index Bonds, 3.625% 1/15/2008                      2.8
     US Treasury Bond, 8.875% 8/15/2017                                       2.3
     Residential Funding Mortgage Securities I, Inc., 1.550% 7/25/2018        2.0
     Federal National Mortgage Association, 6.000% 2033 (various pools)       1.8
     Federal Home Loan Bank, 3.625% 10/15/2004                                1.6

We appreciate your continued confidence in the CMG Fixed Income Securities Fund.

The Columbia Investment Team
July 31, 2003

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE INVESTMENT RESULTS. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weightings within the portfolio may change as market conditions change.

Investing in fixed-income securities offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates; and political and economic developments.

[CHART]

GROWTH OF A $10,000 INVESTMENT, SEPTEMBER 1, 2000 TO JULY 31, 2003

                 CMG FIXED INCOME       LEHMAN BROTHERS           LIPPER A RATED BOND
                 SECURITIES FUND        AGGREGATE BOND INDEX      FUNDS INDEX
 8/31/2000              $  10,000                  $  10,000                $  10,000
 9/30/2000              $  10,075                  $  10,063                $  10,055
10/31/2000              $  10,130                  $  10,129                $  10,097
11/30/2000              $  10,309                  $  10,296                $  10,247
12/31/2000              $  10,522                  $  10,487                $  10,457
 1/31/2001              $  10,681                  $  10,659                $  10,651
 2/28/2001              $  10,786                  $  10,752                $  10,747
 3/31/2001              $  10,844                  $  10,806                $  10,785
 4/30/2001              $  10,784                  $  10,760                $  10,723
 5/31/2001              $  10,850                  $  10,825                $  10,794
 6/30/2001              $  10,897                  $  10,866                $  10,837
 7/31/2001              $  11,144                  $  11,109                $  11,083
 8/31/2001              $  11,264                  $  11,237                $  11,208
 9/30/2001              $  11,424                  $  11,368                $  11,252
10/31/2001              $  11,651                  $  11,606                $  11,495
11/30/2001              $  11,503                  $  11,446                $  11,356
12/31/2001              $  11,445                  $  11,373                $  11,271
 1/31/2002              $  11,499                  $  11,465                $  11,350
 2/28/2002              $  11,605                  $  11,576                $  11,434
 3/31/2002              $  11,426                  $  11,384                $  11,251
 4/30/2002              $  11,636                  $  11,605                $  11,450
 5/31/2002              $  11,736                  $  11,703                $  11,537
 6/30/2002              $  11,823                  $  11,804                $  11,587
 7/31/2002              $  11,911                  $  11,947                $  11,656
 8/31/2002              $  12,114                  $  12,149                $  11,869
 9/30/2002              $  12,295                  $  12,345                $  12,053
10/31/2002              $  12,114                  $  12,289                $  11,933
11/30/2002              $  12,090                  $  12,285                $  11,976
12/31/2002              $  12,277                  $  12,539                $  12,236
 1/31/2003              $  12,288                  $  12,551                $  12,261
 2/28/2003              $  12,469                  $  12,724                $  12,440
 3/31/2003              $  12,454                  $  12,714                $  12,432
 4/30/2003              $  12,550                  $  12,819                $  12,571
 5/31/2003              $  12,772                  $  13,058                $  12,834
 6/30/2003              $  12,727                  $  13,031                $  12,804
 7/31/2003              $  12,327                  $  12,594                $  12,365

AVERAGE ANNUAL TOTAL RETURN (%), PERIOD ENDED JULY 31, 2003

                                                  INCEPTION      9-MONTH       1-YEAR     LIFE
CMG Fixed Income Securities Fund                  (09/01/00)       1.76         3.49      7.44
Lehman Brothers Aggregate Bond Index                               2.48         5.42      8.22
Lipper A Rated Bond Funds Index                                    3.62         6.08      7.55

AVERAGE ANNUAL TOTAL RETURN (%), PERIOD ENDED JUNE 30, 2003

                                                  INCEPTION      9-MONTH       1-YEAR     LIFE
CMG Fixed Income Securities Fund                  (09/01/00)       3.52         7.65      8.90
Lehman Brothers Aggregate Bond Index                               5.56        10.40      9.79
Lipper A Rated Bond Funds Index                                    6.22        10.50      9.12

The fund's inception date is September 1, 2000, and index performance is from August 31, 2000.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade US Treasury and agency securities, corporate bonds and mortgage-backed bonds. Unlike the fund, the index is not an investment, does not incur fees or expenses, and is not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. The Lipper A Rated Bond Funds Index, also an unmanaged index, measures performance of all A rated bond funds tracked by Lipper Analytical Services.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

                        CMG FIXED INCOME SECURITIES FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                              PERIOD                                         PERIOD
                                                              ENDED           YEAR ENDED OCTOBER 31,         ENDED
                                                             JULY 31,       --------------------------     OCTOBER 31,
                                                             2003 (a)         2002             2001         2000 (b)
                                                             ---------      ---------        ---------     -----------
NET ASSET VALUE, BEGINNING OF PERIOD                         $   10.52      $   10.83        $   10.02     $     10.00
                                                             ---------      ---------        ---------     -----------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                          0.31(c)        0.56(c)(d)       0.65            0.11
   Net realized and unrealized gain (loss)
     on investments and futures contracts                        (0.12)         (0.15)(d)         0.81            0.02
                                                             ---------      ---------        ---------     -----------
      Total from investment operations                            0.19           0.41             1.46            0.13
                                                             ---------      ---------        ---------     -----------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                                    (0.33)         (0.58)           (0.65)          (0.11)
   From net realized gains                                           -          (0.14)               -(e)            -
                                                             ---------      ---------        ---------     -----------
      Total distributions declared to shareholders               (0.33)         (0.72)           (0.65)          (0.11)
                                                             ---------      ---------        ---------     -----------
NET ASSET VALUE, END OF PERIOD                               $   10.38      $   10.52        $   10.83     $     10.02
                                                             =========      =========        =========     ===========

TOTAL RETURN (f)(g)                                               1.76%(h)       3.97%           15.01%           1.31%(h)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                            $  30,512      $  27,412        $  28,774     $    10,866
Ratio of net expenses to average net assets (i)(j)                0.40%(k)       0.40%            0.40%           0.40%(k)
Ratio of net investment income to average
   net assets (i)(j)                                              3.95%(k)       5.34%(d)         6.14%           6.57%(k)
Waiver/reimbursement (i)                                          0.29%(k)       0.16%            0.25%           1.06%(k)
Portfolio turnover rate                                            181%(h)        147%             140%            103%(h)

(a)  The Fund has changed its fiscal year end from October 31 to July 31.
(b) The Fund commenced investment operations on September 1, 2000. Per share data, total return and portfolio turnover rate reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.02, decrease net realized and unrealized loss per share data by $0.02 and decrease the ratio of net investment income to average net assets from 5.53% to 5.34%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(e)  Rounds to less than $0.01 per share.
(f)  Total return at net asset value assuming all distributions reinvested.
(g) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The investment advisor has contractually agreed, through October 31, 2004, to reimburse ordinary expenses of the Fund, to the extent that these expenses, together with the advisory fee, exceed 0.40% of the Fund's average daily net assets.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k)  Annualized.

                 See Accompanying Notes to Financial Statements

                        CMG FIXED INCOME SECURITIES FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

July 31, 2003

                                                                   PRINCIPAL
                                                                     AMOUNT            VALUE
                                                                 -------------     -------------
U.S. Government & Agency Securities (45.0%)
   U.S. Treasury Notes & Bonds (13.9%)
      U.S. Treasury Bonds
         6.250% 08/15/2023                                       $   1,135,000     $   1,246,550
         8.875% 08/15/2017                                             515,000           711,143
      U.S. Treasury Inflation Index Bonds
         3.625% 01/15/2008                                             795,130           868,431
      U.S. Treasury Notes
         3.500% 11/15/2006                                             925,000           952,245
         4.875% 02/15/2012                                             430,000           446,595
                                                                                   -------------
                                                                                       4,224,964
                                                                                   -------------
   U.S. Agency Bonds (1.6%)
      Federal Home Loan Bank
         3.625% 10/15/2004                                             480,000           492,204
                                                                                   -------------

   Government National Mortgage Association (GNMA) (0.8%)
         7.000% 01/15/2032 - 03/15/2032                                237,352           249,443
                                                                                   -------------

   Federal Home Loan Mortgage Corp. (FHLMC) (4.6%)
         3.500% 09/15/2003 (a)                                          50,000            50,147
         6.000% 05/01/2017 - 05/01/2033                              1,011,658         1,034,388
         6.500% 08/01/2032                                             317,371           326,702
                                                                                   -------------
                                                                                       1,411,237
                                                                                   -------------
   Federal National Mortgage Association (FNMA) (19.0%)
         6.000% 03/01/2033                                             543,579           549,939
         6.500% 07/01/2032                                              89,879            92,521
      To Be Announced
         4.500% 08/15/2018 (b)                                       3,470,000         3,378,913
         4.500% 09/15/2018 (b)                                         500,000           489,121
         5.000% 08/15/2018 (b)                                         797,000           795,757
         5.000% 09/15/2018 (b)                                         500,000           500,781
                                                                                   -------------
                                                                                       5,807,032
                                                                                   -------------
   Agency Collateralized Mortgage Obligations (5.1%)
      FHLMC GNMA Gtd. Multiclass Mtg. Partn. Ctfs.
         Series 24 Cl. J
         6.250% 11/25/2023                                             150,000           158,403
         Series 1602 Cl. PJ
         6.500% 10/15/2023                                             100,000           107,430
         Series 2113 Cl. MU
         6.500% 08/15/2027                                             217,135           222,538
      FNMA Gtd. Remic Pass Thru Ctfs.
         Remic Tr. 2001-34 Cl. AE
         6.000% 07/25/2029                                             470,000           478,982
         Remic Tr. 2001-56 Cl. KD
         6.500% 07/25/2030                                             140,000           144,507
         Remic Tr. 2002-8 Cl. PD
         6.500% 07/25/2030                                             100,000           103,391

                 See Accompanying Notes to Financial Statements

                                                                   PRINCIPAL
                                                                     AMOUNT            VALUE
                                                                 -------------     -------------
U.S. Government & Agency Securities (continued)
   Agency Collateralized Mortgage Obligations (continued)
      GNMA Gtd. Remic Pass Thru Secs.
         Remic Tr. 1999-14 Cl. PE
         6.000% 11/20/2025                                       $     150,000     $     151,779
         Remic Tr. 2002-40 Cl. UL
         6.500% 06/01/2032                                             170,000           175,018
                                                                                   -------------
                                                                                       1,542,048
                                                                                   -------------
      Total U.S. Government & Agency Securities
         (Cost of $13,813,334)                                                        13,726,928
                                                                                   -------------
Corporate Notes & Bonds (33.8%)
   Financials (13.7%)
      American General Finance
         5.375% 09/01/2009                                              50,000            52,674
      American International Group, Inc.
         2.875% 05/15/2008 (c)                                         250,000           240,007
      Bank of America Corp.
         5.875% 02/15/2009                                             150,000           163,180
         7.800% 02/15/2010                                             100,000           117,734
      Bank One Corp.
         2.625% 06/30/2008                                             300,000           281,383
      CIT Group, Inc.
         7.250% 08/15/2005                                              60,000            65,344
      Citigroup, Inc.
         7.250% 10/01/2010                                             250,000           285,904
      Equitable Companies, Inc.
         9.000% 12/15/2004                                             175,000           190,307
      Ford Motor Credit Co.
         7.375% 10/28/2009                                             260,000           265,762
      General Electric Capital Corp.
         6.750% 03/15/2032                                             100,000           105,169
      General Motors Acceptance Corp.
         4.500% 07/15/2006                                             175,000           175,451
      Goldman Sachs Group, Inc.
         6.125% 02/15/2033                                              75,000            71,699
      Health Care Property Investors, Inc.
         6.875% 06/08/2005 (d)                                         125,000           132,398
      Household Finance Corp.
         6.400% 06/17/2008                                             230,000           252,615
      J.P. Morgan Chase & Co.
         5.750% 01/02/2013                                             125,000           127,614
      John Deere Capital Corp.
         3.900% 01/15/2008                                             150,000           150,807
      Lehman Brothers Holdings, Inc.
         4.000% 01/22/2008                                             150,000           151,190
      Merrill Lynch & Co.
         2.470% 03/10/2006                                             125,000           124,217

                 See Accompanying Notes to Financial Statements

                                                                   PRINCIPAL
                                                                     AMOUNT            VALUE
                                                                 -------------     -------------
Corporate Notes & Bonds (continued)
   Financials (continued)
      Morgan Stanley & Co.
         4.250% 05/15/2010                                       $      50,000     $      48,763
         6.100% 04/15/2006                                              75,000            81,312
      SLM Corp.
         5.125% 08/27/2012                                             200,000           198,706
      US Bank N.A.
         6.375% 08/01/2011                                             225,000           246,801
      Wachovia Corp.
         3.500% 08/15/2008                                             200,000           195,441
      Washington Mutual, Inc.
         5.625% 01/15/2007                                             150,000           162,152
      Wells Fargo & Co.
         7.250% 08/24/2005                                             150,000           165,347
      Wells Fargo Financial, Inc.
         4.875% 06/12/2007                                             110,000           116,286
                                                                                   -------------
                                                                                       4,168,263
                                                                                   -------------
   Health Care (0.7%)
      Anthem, Inc.
         6.800% 08/01/2012                                              85,000            93,351
      Wyeth
         6.250% 03/15/2006                                             125,000           136,303
                                                                                   -------------
                                                                                         229,654
                                                                                   -------------
   Industrial (14.0%)
      Alcan, Inc.
         7.250% 03/15/2031                                             125,000           139,816
      Anadarko Finance Co.
         7.500% 05/01/2031                                             125,000           141,039
      Anheuser-Busch Companies, Inc.
         5.750% 04/01/2010                                              50,000            53,807
      AT&T Corp.
         8.000% 11/15/2031                                              75,000            79,584
      AT&T Wireless Services, Inc.
         8.750% 03/01/2031                                             100,000           115,641
      Boeing Co.
         6.125% 02/15/2033                                             100,000            92,822
      Canadian National Railway Co.
         7.195% 01/02/2016                                              74,295            82,612
      Caterpillar Financial Services Corp.
         6.875% 08/01/2004                                             200,000           210,817
      ChevronTexaco Capital Co.
         3.500% 09/17/2007                                             100,000           100,564
      Coca-Cola Enterprises, Inc.
         6.950% 11/15/2026                                             125,000           135,885
      Comcast Corp.
         7.050% 03/15/2033                                              50,000            50,118

                 See Accompanying Notes to Financial Statements

                                                                   PRINCIPAL
                                                                     AMOUNT            VALUE
                                                                 -------------     -------------
Corporate Notes & Bonds (continued)
   Industrial (continued)
      Conoco, Inc.
         5.900% 04/15/2004                                       $      50,000     $      51,632
      Coors Brewing Co.
         6.375% 05/15/2012                                              75,000            80,566
      Cox Enterprises, Inc.
         8.000% 02/15/2007 (c)                                         115,000           131,050
      DaimlerChrysler N.A. Holding Corp.
         8.500% 01/18/2031                                              55,000            60,228
      Deutsche Telekom International Finance BV
         8.000% 06/15/2010                                              75,000            88,515
      Devon Financing Corp.
         6.875% 09/30/2011                                             125,000           138,985
      Diageo Capital PLC
         3.375% 03/20/2008                                             250,000           246,590
      General Electric Co.
         5.000% 02/01/2013                                             275,000           269,589
      International Business Machines Corp.
         5.875% 11/29/2032                                             175,000           166,548
      Jones Intercable, Inc.
         7.625% 04/15/2008                                              75,000            84,067
      Kroger Co.
         6.200% 06/15/2012                                              85,000            88,789
      Lockheed Martin Corp.
         8.500% 12/01/2029                                             110,000           135,355
      Marathon Oil Corp.
         6.800% 03/15/2032                                             125,000           126,490
      Newell Rubbermaid, Inc.
         4.000% 05/01/2010                                             110,000           105,679
      Occidental Petroleum
         4.250% 03/15/2010                                             100,000            98,296
      PepsiAmericas, Inc.
         3.875% 09/12/2007                                             125,000           125,050
      Phillips Petroleum Co.
         8.500% 05/25/2005                                             125,000           139,361
      Time Warner, Inc.
         7.975% 08/15/2004                                              75,000            78,823
      Union Pacific Corp.
         3.875% 02/15/2009                                             110,000           107,503
      United Technologies Corp.
         6.700% 08/01/2028                                             110,000           117,013
         7.125% 11/15/2010                                             100,000           114,213
      Verizon Global Funding Corp.
         7.250% 12/01/2010                                             200,000           227,316
      Viacom, Inc.
         5.500% 05/15/2033                                              50,000            43,951

                 See Accompanying Notes to Financial Statements

                                                                   PRINCIPAL
                                                                     AMOUNT            VALUE
                                                                 -------------     -------------
Corporate Notes & Bonds (continued)
   Industrial (continued)
      Wal-Mart Stores
         4.375% 07/12/2007                                       $     225,000     $     234,037
                                                                                   -------------
                                                                                       4,262,351
                                                                                   -------------
   Utilities (2.6%)
      Consolidated Edison, Inc.
         3.625% 08/01/2008                                             150,000           148,485
      Dominion Resources, Inc.
         2.800% 02/15/2005                                             150,000           150,727
      FPL Group Capital, Inc.
         6.125% 05/15/2007                                             175,000           191,171
      Kinder Morgan Energy Partners L.P.
         8.000% 03/15/2005                                             125,000           136,443
      Progress Energy, Inc.
         7.750% 03/01/2031                                              50,000            53,713
      Southern Power Co.
         6.250% 07/15/2012                                             120,000           127,546
                                                                                   -------------
                                                                                         808,085
                                                                                   -------------
   International (2.8%)
      Ontario Province
         3.500% 09/17/2007                                             200,000           201,669
         6.000% 02/21/2006                                             100,000           108,828
      Quebec Province
         6.500% 01/17/2006                                             250,000           274,594
      Republic of Italy
         2.500% 03/31/2006                                             150,000           150,373
      United Mexican States
         8.000% 09/24/2022                                             110,000           113,025
                                                                                   -------------
                                                                                         848,489
                                                                                   -------------
      Total Corporate Notes & Bonds
         (Cost of $10,191,817)                                                        10,316,842
                                                                                   -------------
Other Securitized Loans (13.5%)
   Asset-Backed Securities (5.5%)
      Americredit Automobile Receivables Trust
         Series 2000-1 Cl. B
         7.160% 09/05/2005                                             450,000           462,429
      IMC Home Equity Loan Trust
         Series 1997-3 Cl. A6
         7.520% 08/20/2028                                              60,204            61,917
         Series 1997-5 Cl. A9
         7.310% 11/20/2028                                             110,000           115,149
      Merit Securities Corp.
         Series 13 Cl. A4
         7.880% 12/28/2033                                             390,000           377,164
      New Century Home Equity Loan Trust
         Series 1999-NCA Cl. A7
         7.320% 07/25/2029                                              80,496            85,255

                 See Accompanying Notes to Financial Statements

                                                                   PRINCIPAL
                                                                     AMOUNT            VALUE
                                                                 -------------     -------------
Other Securitized Loans (continued)
   Asset-Backed Securities (continued)
      SLM Student Loan Trust
         Series 1997-3 Cl. A2
         1.604% 10/25/2010 (d)                                   $     205,608     $     206,936
         Series 1997-4 Cl. A2
         1.714% 10/25/2010 (d)                                         184,029           185,863
      Wilshire Mortgage Loan Trust
         Series 1997-2 Cl. A5
         7.255% 05/25/2028                                             178,046           187,067
                                                                                   -------------
                                                                                       1,681,780
                                                                                   -------------
   Collateralized Mortgage Obligations (7.1%)
      Countrywide Home Loans
         Series 2002-16 Cl. 1A1
         6.500% 09/25/2032                                              42,776            42,912
      First Nationwide Trust
         Series 2000-1 Cl. IIA3
         8.000% 10/25/2030                                             213,985           215,852
      IMPAC Secured Assets Corp.
         Series 2002-3 Cl. A2
         5.210% 08/25/2032                                             145,917           146,612
      PNC Mortgage Securities Corp.
         Series 1998-12 Cl. 4A4
         6.500% 01/25/2029                                              42,634            42,831
      Residential Asset Securitization Trust
         Series 1999-A1 Cl. A1
         6.750% 03/25/2029                                             148,645           149,332
         Series 2002-A1 Cl. A4
         6.150% 01/25/2030 (d)                                         390,000           398,719
         Series 2002-A5 Cl. A2
         5.820% 01/25/2027                                             185,743           186,094
         Series 2002-A7 Cl. A2
         5.180% 11/25/2026                                             369,819           372,552
      Residential Funding Mortgage Securities I, Inc.,
      Mtg. Pass Thru Secs.
         1.550% 07/25/2018 (d)                                         600,000           599,940
                                                                                   -------------
                                                                                       2,154,844
                                                                                   -------------
   Commercial Mortgage-Backed Securities (0.9%)
      GMAC Commercial Mortgage Asset Corp.
      Series 2001-FLAA Cl. B1
         1.607% 6/15/2013 (c)(d)                                       183,464           183,329
      NationsLink Funding Corp.
      Series 1999-Sl Cl. A5
         6.888% 11/10/2030                                              90,000            99,699
                                                                                   -------------
                                                                                         283,028
                                                                                   -------------
      Total Other Securitized Loans
         (Cost of $4,115,346)                                                          4,119,652
                                                                                   -------------

                 See Accompanying Notes to Financial Statements

                                                                   PRINCIPAL
                                                                     AMOUNT            VALUE
                                                                 -------------     -------------
Short-Term Obligation (20.1%)
      Repurchase agreement with State Street Bank &
         Trust Co., dated 07/31/03, due 08/01/03 at 0.950%,
         collateralized by a U.S. Treasury Note
         maturing 05/31/04, market value of $6,255,113
         (repurchase proceeds $6,128,162)
         (Cost of $6,128,000)                                    $   6,128,000     $   6,128,000
                                                                                   -------------

      Total Investments (112.4%)
         (Cost of $34,248,497) (e)                                                    34,291,422

      Other Assets & Liabilities, Net (-12.4%)                                        (3,779,277)
                                                                                   -------------

      Net Assets (100.0%)                                                          $  30,512,145
                                                                                   =============

Futures Contracts open at July 31, 2003:

                                                                              NET UNREALIZED
                                                                               APPRECIATION
PURCHASED                          EXPIRES       CONTRACTS        VALUE       (DEPRECIATION)
--------------------------------------------------------------------------------------------
Long - U.S. Treasury Bond      September 2003        4        $     422,500   $      (49,656)
Short - U.S. Treasury Note     September 2003      (15)          (3,219,609)          20,625
                                                                              --------------
                                                                              $      (29,031)
                                                                              ==============

Notes to Schedule of Investments:
   (a) This security, or a portion thereof with a market value of $50,147, is being used to collateralize open futures contracts.
   (b) This security, or a portion thereof, has been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and settlement date. The exact quantity purchased may be slightly more or less than the amount shown.
   (c) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2003, the value of these securities amounted to $554,386 which represents 1.8% of net assets.
   (d) Variable rate security - the rate reported is the current rate in effect.
   (e)  Cost for federal income tax purposes is $34,320,930.

                 See Accompanying Notes to Financial Statements

                        CMG FIXED INCOME SECURITIES FUND
                          A Portfolio of CMG Fund Trust
                       STATEMENT OF ASSETS AND LIABILITIES

July 31, 2003

ASSETS:
  Investments, at identified cost (including repurchase agreement)       $ 34,248,497
                                                                         ------------
  Investments, at value                                                  $ 28,163,422
  Repurchase agreement                                                      6,128,000
  Cash                                                                      2,320,443
  Receivable for:
     Interest                                                                 286,238
     Futures variation margin                                                     813
  Expense reimbursement due from investment advisor                            14,130
  Other assets                                                                 32,301
                                                                         ------------
  Total Assets                                                             36,945,347
                                                                         ------------

LIABILITIES:
  Payable for:
     Investments purchased                                                  1,030,261
     Investments purchased on a delayed delivery basis                      5,346,834
     Distributions                                                             10,331
     Investment management fee                                                  9,984
     Transfer agent fee                                                         3,774
     Audit fee                                                                 23,270
     Custody fee                                                                1,422
     Reports to shareholders                                                    7,326
                                                                         ------------
  Total Liabilities                                                         6,433,202
                                                                         ------------
NET ASSETS                                                               $ 30,512,145
                                                                         ============

NET ASSETS consist of:
  Paid-in capital                                                        $ 30,168,118
  Overdistributed net investment income                                       (55,614)
  Accumulated net realized gain                                               385,747
  Net unrealized appreciation/depreciation on:
     Investments                                                               42,925
     Futures contracts                                                        (29,031)
                                                                         ------------
NET ASSETS                                                               $ 30,512,145
                                                                         ============
Shares of capital stock outstanding                                         2,938,866
                                                                         ============
Net asset value, offering and redemption price per share                 $      10.38
                                                                         ============

                 See Accompanying Notes to Financial Statements

                            STATEMENTS OF OPERATIONS

                                                                  PERIOD ENDED         YEAR ENDED
                                                               JULY 31, 2003 (a)    OCTOBER 31, 2002
                                                               -----------------    ----------------
NET INVESTMENT INCOME:
  Interest                                                     $         885,482    $      1,615,377
  Foreign withholding tax                                                      -                 (48)
                                                               -----------------    ----------------
        Total income                                                     885,482           1,615,329
                                                               -----------------    ----------------

  Expenses:
     Investment management fee                                            71,194              98,596
     Transfer agent fee                                                   13,597              18,000
     Trustees' fees                                                        1,939                 712
     Custody fee                                                           5,674               6,095
     Audit fee                                                            22,568              22,000
     Reports to shareholders                                              15,499                   -
     Other expenses                                                       10,729              13,387
                                                               -----------------    ----------------
        Total expenses                                                   141,200             158,790
     Expense reimbursement from investment advisor                       (60,000)            (46,098)
     Custody earnings credit                                                 (79)                  -
                                                               -----------------    ----------------
        Net expenses                                                      81,121             112,692
                                                               -----------------    ----------------
  Net investment income                                                  804,361           1,502,637
                                                               -----------------    ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FUTURES CONTRACTS:
  Net realized gain (loss) on:
     Investments                                                         499,403              47,691
     Futures contracts                                                   (47,458)            (24,717)
                                                               -----------------    ----------------
        Net realized gain                                                451,945              22,974
                                                               -----------------    ----------------

  Net change in unrealized appreciation/depreciation on:
     Investments                                                        (897,207)           (377,437)
     Futures contracts                                                    13,078             (64,296)
                                                               -----------------    ----------------
        Net change in unrealized appreciation/depreciation              (884,129)           (441,733)
                                                               -----------------    ----------------
  Net loss                                                              (432,184)           (418,759)
                                                               -----------------    ----------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                     $         372,177    $      1,083,878
                                                               -----------------    ----------------

(a) The Fund has changed its fiscal year end from October 31 to July 31.

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED OCTOBER 31,
                                                                 PERIOD ENDED       --------------------------------
                                                               JULY 31, 2003 (a)         2002              2001
                                                               -----------------    --------------    --------------
Operations:
  Net investment income                                        $         804,361    $    1,502,637    $    1,380,761
  Net realized gain on investments and futures contracts                 451,945            22,974           336,180
  Net change in unrealized appreciation/depreciation
    on investments and futures contracts                                (884,129)         (441,733)        1,312,501
                                                               -----------------    --------------    --------------
  Net increase from operations                                           372,177         1,083,878         3,029,442

Distributions declared to shareholders:
  From net investment income                                            (845,766)       (1,555,680)       (1,380,761)
  From net realized gains                                                      -          (361,418)           (3,926)
                                                               -----------------    --------------    --------------
  Total distributions declared to shareholders                          (845,766)       (1,917,098)       (1,384,687)

Net capital share transactions                                         3,573,954          (529,328)       16,263,705
                                                               -----------------    --------------    --------------
Net increase (decrease) in net assets                                  3,100,365        (1,362,548)       17,908,460

NET ASSETS:
Beginning of period                                                   27,411,780        28,774,328        10,865,868
                                                               -----------------    --------------    --------------
End of period                                                  $      30,512,145    $   27,411,780    $   28,774,328
                                                               =================    ==============    ==============
Overdistributed net investment income                          $         (55,614)   $      (41,336)   $            -
                                                               =================    ==============    ==============

(a) The Fund has changed its fiscal year end from October 31 to July 31.

                 See Accompanying Notes to Financial Statements

                        CMG FIXED INCOME SECURITIES FUND
                          A Portfolio of CMG Fund Trust
                          NOTES TO FINANCIAL STATEMENTS

July 31, 2003


1.   SIGNIFICANT ACCOUNTING POLICIES:

CMG Fixed Income Securities Fund (formerly CMC Fixed Income Securities Fund) (the "Fund") is a portfolio of CMG Fund Trust (formerly CMC Fund Trust) (the "Trust"), an open-end diversified investment company registered under the Investment Company Act of 1940, as amended.

The Trust has established eleven other operational portfolios, CMG Small Cap Fund (formerly CMC Small Cap Fund), CMG Small/Mid Cap Fund (formerly CMC Small/Mid Cap Value Fund), CMG International Stock Fund (formerly CMC International Stock Fund), CMG Enhanced S&P 500(R) Index Fund, CMG Mid Cap Growth Fund, CMG Mid Cap Value Fund, CMG Small Cap Growth Fund, CMG Small Cap Value Fund, CMG Short Term Bond Fund (formerly CMC Short Term Bond Fund), CMG High Yield Fund (formerly CMC High Yield Fund) and CMG Strategic Equity Fund (formerly CMC Strategic Equity Fund), which are not included in these financial statements. Each portfolio issues a separate series of the Trust's shares and maintains a separate investment portfolio.

Effective January 29, 2003, the Board of Trustees approved a change in the fiscal year end of the Fund from October 31 to July 31. Accordingly, the Fund's 2003 fiscal year ended on July 31, 2003.

Following is a summary of significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Fund in the preparation of its financial statements.

INVESTMENT VALUATION. Portfolio securities are valued daily based on market value as quoted by dealers who are market makers in these securities, by independent pricing services, or by the adviser using a methodology approved by the Board of Trustees. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost, which approximates market value. Investment securities for which market quotations are not readily available will be valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing repurchase agreements. The Fund's investment adviser determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

FINANCIAL FUTURES CONTRACTS. The Fund may invest in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts interest rates, and the underlying hedged assets. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes the realized gain or loss when the contract is closed. The underlying value of open futures contracts is shown on the schedule of investments under the caption "Futures Contracts".

INVESTMENT TRANSACTIONS. Investment transactions are accounted for as of the date the investments are purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Securities purchased on a when-issued or forward-delivery basis may settle a month or more after trade date; interest income is not accrued until settlement date. It is the Fund's policy to segregate liquid assets with a current value at least equal to the amount of its when-issued purchase commitments until settlement date.

INVESTMENT INCOME AND EXPENSES. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis and the Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses incurred on behalf of the Trust and its underlying portfolios.

USE OF ESTIMATES. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income are declared daily and paid monthly. Distributions from any net realized gains are generally declared and paid annually. Additional distributions of net investment income and capital gains by the Fund may be made at the discretion of the Board of Trustees in accordance with the requirements of the Internal Revenue Code. Distributions to shareholders are recorded on the ex-date.

FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing substantially all taxable net investment income and net realized gains to its shareholders in a manner that results in no tax to the Fund. Therefore, no federal income or excise tax provision is required.

PREMIUM AND DISCOUNT AMORTIZATION. The Fund amortizes premium and accretes discount on all debt securities.

2.   FEDERAL INCOME TAX:

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses from wash sales, discount accretion/premium amortization on debt securities, straddle deferrals and current year distribution payable. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the period ended July 31, 2003, permanent items identified and reclassified among the components of net assets are as follows:

                OVERDISTRIBUTED     ACCUMULATED
                NET INVESTMENT      NET REALIZED   PAID-IN
                    INCOME              LOSS       CAPITAL
                ---------------   --------------   -------
                $        27,127   $      (27,128)  $     1

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions paid during the period ended July 31, 2003 and the fiscal years ended October 31, 2002 and October 31, 2001 was as follows:

                                    PERIOD ENDED      YEAR ENDED         YEAR ENDED
                                   JULY 31, 2003   OCTOBER 31, 2002   OCTOBER 31, 2001
                                   -------------   ----------------   ----------------
     Ordinary Income                $   845,766     $   1,881,625      $   1,384,687
     Long-Term Capital Gains                  -            35,473                  -
                                    -----------     -------------      -------------
                                    $   845,766     $   1,917,098      $   1,384,687
                                    -----------     -------------      -------------

As of July 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                   UNDISTRIBUTED     UNDISTRIBUTED
                                     ORDINARY          LONG-TERM         UNREALIZED
                                      INCOME         CAPITAL GAINS      DEPRECIATION*
                                   -------------     -------------      -------------
                                    $   193,110      $    192,855       $    (29,508)

*The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.

3.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES:

On April 1, 2003, Colonial Management Associates, Inc. ("Colonial"), the administrator to the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation ("Fleet"). At the time of the merger, Columbia assumed the obligations of Colonial with respect to the Fund. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

Columbia is the investment advisor of the Fund. Investment management fees are paid monthly to Columbia by the Fund. The fees are based on an annual rate of 0.35% of the average daily net assets for the Fund.

Columbia has contractually agreed to reimburse ordinary expenses (expenses incurred throughout the ordinary course of business) of the Fund, to the extent that these expenses, together with the advisory fee, exceed 0.40% of the Fund's average daily net assets. Columbia has contractually agreed to reimburse expenses through October 31, 2004.

Trustees' fees and expenses are paid directly by the Fund to trustees having no affiliation with the Fund other than their capacity as trustees. Other officers and trustees received no compensation from the Fund.

The transfer agent for the Fund is Liberty Funds Services, Inc. ("LFSI"), an indirect, wholly-owned subsidiary of Fleet. LFSI is compensated based on a per account fee or minimum of $1,500 per month.

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a Pricing, Bookkeeping and Fund Administration Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of these functions to State Street Bank and Trust Company ("State Street"). Columbia pays fees to State Street under the Outsourcing Agreement. The Fund is not charged a fee for these services.

OTHER. The Fund has an agreement with its custodian bank under which $79 of custody fees were reduced by balance credits for the period ended July 31, 2003. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

4.   INVESTMENT TRANSACTIONS:

For federal income tax purposes, unrealized appreciation (depreciation) of investments at July 31, 2003, were as follows:

                           Unrealized appreciation                 $   475,154
                           Unrealized depreciation                    (504,662)
                                                                   -----------
                              Net unrealized depreciation          $   (29,508)
                                                                   ===========

For the period ended July 31, 2003, purchases, sales and maturities of long-term securities, were as follows:

PURCHASES:
  Investment securities other than U.S.
    Government obligations                         $  45,646,021
  U.S. Government obligations                          7,232,657
                                                   -------------
      Total purchases                              $  52,878,678
                                                   =============

SALES AND MATURITIES:
  Investment securities other than U.S.
    Government obligations                         $  39,084,954
  U.S. Government obligations                          7,812,847
                                                   -------------
      Total sales and maturities                   $  46,897,801
                                                   =============

5.   CAPITAL STOCK ACTIVITY:

At July 31, 2003, the Fund had 100 million shares of no par value capital stock authorized. Transactions of capital shares were as follows:

                                                                                      YEAR ENDED
                                                       PERIOD ENDED      ------------------------------------
                                                     JULY 31, 2003(a)    OCTOBER 31, 2002    OCTOBER 31, 2001
                                                     ----------------    ----------------    ----------------
SHARES:
  Shares sold                                               1,265,332             226,168           2,052,574
  Shares issued for reinvestment of dividends                  67,108             182,889             132,329
  Less shares redeemed                                     (1,000,170)           (458,196)           (613,799)
                                                     ----------------    ----------------    ----------------
  Net increase (decrease) in shares                           332,270             (49,139)          1,571,104
                                                     ================    ================    ================

AMOUNTS:
  Sales                                              $     13,544,369    $      2,380,359    $     21,268,948
  Reinvestment of dividends                                   712,005           1,909,849           1,384,688
  Less redemptions                                        (10,682,420)         (4,819,536)         (6,389,931)
                                                     ----------------    ----------------    ----------------
  Net increase (decrease)                            $      3,573,954    $       (529,328)   $     16,263,705
                                                     ================    ================    ================

(a) The Fund has changed its fiscal year end from October 31 to July 31.

6.   LINE OF CREDIT:

The Fund is a party to a $100,000,000 uncommitted line of credit that covers all the funds of the Trust together with the Columbia Funds, an affiliated group of funds managed by the investment advisor. The uncommitted line of credit expires on July 2, 2004. The Fund did not utilize the line of credit during the period ended July 31, 2003.

7.   BENEFICIAL INTEREST:

At July 31, 2003, 79.32% of the outstanding shares of the Fund were held by five shareholders, each holding in excess of 5% of the Fund's shares outstanding. Investment activity of these shareholders may have a material effect on the Fund.

8.   SUBSEQUENT EVENT:

The Board of Trustees of the Trust approved a proposal to elect nine new trustees as well as three of the incumbent trustees to the Board. If shareholders of the Trust approve the proposal, the Board of Trustees will consist of 12 trustees which will be responsible for board oversight of the Trust in addition to the 15 Columbia Funds and 85 Liberty Funds, each a separate fund managed by Columbia.

Shareholders of the Trust are scheduled to vote on the proposal at a special meeting of shareholders to be held on October 7, 2003. If approved at the special meeting, the new Board of Trustees will be effective immediately.

                         Report of Independent Auditors

TO THE TRUSTEES OF CMG FUND TRUST AND SHAREHOLDERS OF CMG FIXED INCOME SECURITIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMG Fixed Income Securities Fund (formerly CMC Fixed Income Securities Fund) a portfolio of CMG Fund Trust (formerly CMC Fund Trust), at July 31, 2003, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts

September 26, 2003

                              Unaudited Information

FEDERAL TAX INFORMATION:

For the fiscal year ended July 31, 2003, the Fund designates long-term capital gains of $192,855.

                              Officers and Trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of CMG Fund Trust, the term of office and length of time served, their principal occupations during at least the past five years, the number of portfolios in fund complex overseen by Trustee, and other directorships they hold are shown below. Each officer listed below serves as an officer of each CMG Fund Trust. The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 800-345-6611.

                           POSITION(S)
                            HELD WITH        LENGTH OF TIME
NAME AND AGE                  TRUST              SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------  ---------------  --------------------  ---------------------------------------------------
Vicki L. Benjamin        Vice President   Since July 2003       Controller of the Liberty Funds and of the Liberty
One Financial Center     and Principal                          All-Star Funds since May 2002; Chief Accounting
Boston, MA 02111         Accounting                             Officer of the Liberty Funds and Liberty All-Star
(42 years old)           Officer                                Funds since June 2001; Controller and Chief
                                                                Accounting Officer of the Galaxy Funds since
                                                                September 2002 (formerly Vice President, Corporate
                                                                Audit, State Street Bank and Trust Company from
                                                                May 1998 to April 2001; Audit Manager from July
                                                                1994 to June 1997; Senior Audit Manager from July
                                                                1997 to May 1998, Coopers & Lybrand, LLP).

J. Kevin Connaughton     Chief            Since                 Treasurer of Liberty Funds, Liberty All-Star
245 Summer Street        Financial        December 2002         Funds, Stein Roe Funds and Galaxy Funds; Senior
Boston, MA 02110         Officer                                Vice President of Liberty Funds Group LLC. Prior
(39 years old)                                                  to his current positions, Mr. Connaughton was
                                                                Controller of Liberty Funds, Liberty All-Star
                                                                Funds and Stein Roe Funds; Vice President of
                                                                Liberty Funds Group LLC and Colonial Management
                                                                Associates, Inc.; Senior Tax Manager, Coopers &
                                                                Lybrand LLP.

Jeff B. Curtis           President and    3 Years               Managing Director, Executive Vice President and
1300 S.W. Sixth Avenue   Assistant                              Chief Operating Officer-West Coast of the Adviser.
Portland, OR 97201       Secretary                              Prior to his current positions with the Adviser,
(49 years old)                                                  Mr. Curtis was President, Senior Vice President
                                                                and General Counsel of the Adviser. Mr. Curtis is
                                                                also currently the President of Columbia Trust
                                                                Company and Columbia Financial Center
                                                                Incorporated, affiliates of the Adviser.

Richard J. Johnson       Chief            Since January 2003    Head of Equities/Portland and Senior Vice
1300 S.W. Sixth Avenue   Investment                             President of the Adviser; Chief Investment Officer
Portland, OR 97201       Officer and                            and Senior Vice President of Columbia Trust
(45 years old)           Senior Vice                            Company. Prior to his current positions with the
                         President                              Adviser, Mr. Johnson was Chief Investment Officer
                                                                and Vice President of the Adviser.

                           POSITION(S)
                            HELD WITH        LENGTH OF TIME
NAME AND AGE                  TRUST              SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------  ---------------  --------------------  ---------------------------------------------------
Joseph R. Palombo        Vice President   Since January 2003    Executive Vice President and Chief Operating
One Financial Center                                            Officer of Columbia Management Group, Inc. (the
Boston, MA 02111                                                parent of the Adviser) since December 2001;
(50 years old)                                                  Director, Executive Vice President and Chief
                                                                Operating Officer of the Adviser since April 2003;
                                                                (formerly Chief Operations Officer of Mutual
                                                                Funds, Liberty Financial Companies, Inc. from
                                                                August 2000 to November, 2001; Executive Vice
                                                                President of Stein Roe & Farnham Incorporated
                                                                (Stein Roe) from April 1999 to April 2003;
                                                                Director of Colonial Management Associates, Inc.
                                                                from April 1999 to April 2003; Director of Stein
                                                                Roe from September 2000 to April 2003); President
                                                                of Liberty Funds since February 2003; Manager of
                                                                Stein Roe Floating Rate Limited Liability Company
                                                                since October 2000 (formerly Vice President of
                                                                Liberty Funds from April, 1999 to August 2000;
                                                                Chief Operating Officer and Chief Compliance
                                                                Officer, Putnam Mutual Funds from December 1993 to
                                                                March 1999).

Mark A. Wentzien         Secretary        3 Years               Vice President of the Advisor. Prior to his
1300 S.W. Sixth Avenue                                          current positions, Mr. Wentzien was Associate
Portland, OR 97201                                              Counsel of the Advisor.
(43 years old)

                             Disinterested Trustees

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                             TERM OF OFFICE            PRINCIPAL               FUND               OTHER
                            POSITION(S)           AND                OCCUPATION(S)            COMPLEX         DIRECTORSHIPS
                             HELD WITH       LENGTH OF TIME          DURING PAST 5          OVERSEEN BY          HELD BY
NAME, ADDRESS AND AGE          TRUST            SERVED*                 YEARS**           DIRECTOR/TRUSTEE     DIRECTOR***
----------------------      -----------   -------------------   ----------------------   ------------------   -------------
James C. George             Director      Served for 9 Years    Investment                        27          None
1001 S.W. 5th Avenue                                            Consultant
Suite 1100
Portland, OR 97204
(71 years old)

Charles R. Nelson           Director      Served for 1 Year     Professor of                     112****      None
Department of                                                   Economics,
Economics                                                       University of
University of                                                   Washington, since
Washington                                                      January 1976; Ford
Seattle, WA 98195                                               and Louisa Van
(61 years old)                                                  Voorhis Professor of
                                                                Political Economy,
                                                                University of
                                                                Washington, since
                                                                September 1993;
                                                                Director, Institute
                                                                for Economic
                                                                Research, University
                                                                of Washington, since
                                                                September 2001;
                                                                Adjunct Professor of
                                                                Statistics,
                                                                University of
                                                                Washington since
                                                                September 1980;
                                                                Associate Editor,
                                                                Journal of Money
                                                                Credit and Banking,
                                                                since September
                                                                1993; consultant on
                                                                econometric and
                                                                statistical matters.

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                             TERM OF OFFICE            PRINCIPAL               FUND               OTHER
                            POSITION(S)           AND                OCCUPATION(S)            COMPLEX         DIRECTORSHIPS
                             HELD WITH       LENGTH OF TIME          DURING PAST 5          OVERSEEN BY          HELD BY
NAME, ADDRESS AND AGE          TRUST            SERVED*                 YEARS**           DIRECTOR/TRUSTEE     DIRECTOR***
----------------------      -----------   -------------------   ----------------------   ------------------   -------------
Patrick J. Simpson          Director      Served for 3 Years    Lawyer, Perkins                  27           None
1211 S.W. 5th Avenue                                            Coie LLP.
Suite 1500
Portland, OR 97204
(58 years old)

Richard L. Woolworth        Director      Served for 12 Years   Chairman/CEO, The                27           The Regence
100 S.W. Market St. #1500                                       Regence Group (a                              Group,
Portland, OR 97207                                              healthcare maintenance                        Regence
(62 years old)                                                  organization).                                BlueCross
                                                                                                              BlueShield of
                                                                                                              Oregon; NW
                                                                                                              Natural, a
                                                                                                              natural gas
                                                                                                              service
                                                                                                              provider

----------
   * Each trustee serves for an indefinite term in accordance with the current Bylaws of the Trust until the date a trustee resigns, retires or is removed in accordance with the Bylaws of the Trust.

  ** All of the officers of the Funds are employees and officers of the Adviser and/or its affiliates. Only principal occupations are listed.

 *** Each trustee is a director of the 15 Columbia Funds, each an open-end management investment company also advised by the Advisor.

**** Mr. Nelson serves as an independent trustee of the funds in the Liberty
     Funds Complex, which are advised and distributed by affiliates of the Advisor, consisting of 112 funds.

                                 CMG FUND TRUST
                 1300 S.W. SIXTH AVENUE, PORTLAND, OREGON 97201



                                  - TRUSTEES -
                                 JAMES C. GEORGE
                               PATRICK J. SIMPSON
                              RICHARD L. WOOLWORTH
                                CHARLES R. NELSON


                             - INVESTMENT ADVISOR -
                          COLUMBIA MANAGEMENT ADVISORS, INC.
                             1300 S.W. SIXTH AVENUE
                             PORTLAND, OREGON 97201


                                - LEGAL COUNSEL -
                                 STOEL RIVES LLP
                        900 S.W. FIFTH AVENUE, SUITE 2300
                           PORTLAND, OREGON 97204-1268


                               - TRANSFER AGENT -
                          LIBERTY FUNDS SERVICES, INC.
                                  P.O. BOX 8081
                        BOSTON, MASSACHUSETTS 02266-8081



                                               CMC-02/8440-0703 (09/03) C-03/020


This information must be preceded or accompanied by a current prospectus. Please read it carefully before investing. The manager's views contained in this report are subject to change at any time, based on market and other considerations. Portfolio changes should not be considered recommendations for action by individual investors.

Fund distributed by Columbia Financial Center, Inc., 1301 SW Fifth Avenue, Portland, Oregon 97201

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer and principal accounting officer.

(b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were not any waivers or implicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) The Board of Trustees (the "Board") of CMG Fund Trust (the "Trust") determined on July 30, 2003 that the Audit Committee of the Board did not have an Audit Committee financial expert. On October 7, 2003, shareholders of the Trust elected nine new trustees as well as three incumbent trustees to the Board. It is expected that the new Trust board will appoint as Audit Committee members certain of these new trustees who have been determined by the boards of trustees of other trusts managed by the Trust's advisor, Columbia Management Advisors, Inc. ("CMA")(the "CMA Funds"), to be Audit Committee financial experts. The new Trust Board has not yet met to reconstitute the Audit Committee or to consider the determination made by the boards of the CMA Funds.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable at this time.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive officer and principal financial officer, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits under the Securities Exchange Act of 1934, as amended, is accumulated and communicated to the Registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant's internal control over financial reporting that occurred over the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 10. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) CMG Fund Trust
             -------------------------------------------------------------------

By                          /s/ Jeff B. Curtis
                          ------------------------------------------------------
                            Jeff B. Curtis, President

Date  October 9, 2003
     ---------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By                          /s/ Jeff B. Curtis
                          ------------------------------------------------------
                           Jeff B. Curtis, President

Date  October 9, 2003
     ---------------------------------------------------------------------------

By                          /s/ J. Kevin Connaughton
                          ------------------------------------------------------
                           J. Kevin Connaughton, Chief Financial Officer

Date  October 9, 2003
     ---------------------------------------------------------------------------